UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Telomir Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

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☐ No fee required

☒ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Telomir Pharmaceuticals, Inc.

100 SE 2nd St, Suite 200, #1009

Miami, Florida 33131

(786) 396-6723

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Telomir Pharmaceuticals, Inc.:

You are cordially invited to attend a virtual annual meeting of the stockholders of Telomir Pharmaceuticals, Inc., a Florida corporation, which we refer to as “we”, “Telomir”, “TELO”, or the “Company”, which will be held exclusively online via live audio-only webcast at 10 A.M. on December 30, 2025, at Eastern Time, unless postponed or adjourned to a later date (the “Telomir Annual Meeting”). This is an important meeting that affects your investment in Telomir.

Telomir is holding the Annual Meeting to obtain the stockholder approvals necessary for certain matters. Telomir has chosen to hold an exclusively virtual annual meeting rather than an in-person meeting to allow for greater access to those who may want to attend. Any stockholder entitled to attend and vote at the Telomir Annual Meeting is entitled to appoint a proxy to attend and vote on such stockholder’s behalf. Such proxy need not be a holder of Telomir’s common stock, no par value (the “Telomir Common Stock”). Stockholders of record at the close of business on November 3, 2025 are entitled to notice of and are cordially invited to attend the Annual Meeting. At the Telomir Annual Meeting, unless postponed or adjourned to a later date, Telomir will ask its holders of Telomir Common Stock to, among other things:

1.	approve the issuance of shares of TELO Common Stock or other securities of TELO pursuant to Merger as defined below, which will represent (or are convertible into) more than 20% of the shares of TELO Common Stock outstanding immediately prior to the Merger, pursuant to Nasdaq Listing Rule 5635(a) (the “Merger Proposal” or “Proposal No. 1”);

2.	elect four directors to the board of directors of the Company (the “Board”) to serve until the next annual meeting of stockholders or until their successors have been duly elected or appointed and qualified (“Director Appointment Proposal” or “Proposal No. 2);

3.	ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Appointment Proposal” or “Proposal No. 3”);

4.	approve certain amendments to the Company’s 2023 Omnibus Incentive Plan (the “Plan”) (“Plan Amendment Proposal” or “Proposal No. 4”);

5.	approve an amendment to the Company’s Bylaws to reduce the quorum requirement for a shareholder meeting; (the “Bylaws Amendment Proposal” or “Proposal No. 5”);
6.	approve certain grants of options to non-executive members of the Board (the “Director Option Grants Proposal” or “Proposal 6”); and

7.	approve a postponement or adjournment of the TELO Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 4, Proposal No. 5, or Proposal No. 6, “the “Adjournment Proposal” or “Proposal No. 7”).

Please refer to the attached proxy statement for further information with respect to the business to be transacted at the Telomir Annual Meeting.

Telomir and TELI Pharmaceuticals, Inc., a private company incorporated under the laws of Delaware (“TELI”) have entered into an Agreement and Plan of Merger and Reorganization, dated November 20, 2025 (the “Merger Agreement”), pursuant to which a wholly owned subsidiary of Telomir will merge with and into TELI, with TELI surviving as a wholly owned subsidiary of Telomir (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of TELI, $0.0001 par value per share (“TELI Common Stock”), will be converted into the right to receive such number of Telomir Common Stock as is calculated based on the exchange ratio of the shares for the Merger (the “Exchange Ratio”). The Exchange Ratio is calculated using the relative company valuations of each of TELO and TELI, as determined by Moore (as further described herein). It is expected that shareholders of TELO will receive one share of TELI Common Stock for each share of TELI Common Stock held (the “Merger Share Consideration”). The TELI Common Stock issued as the consideration will not be registered for trading under the Securities Act.

In addition to the Merger Consideration, Erez Aminov and Bayshore Trust, shareholders of TELI, hold 4,250,000 and 10,000,000 warrants, respectively, to purchase TELI Common Stock (the “Warrants”). The Warrants are exercisable upon FDA acceptance of an Investigational New Drug (IND) application for Telomir- at $2.00 per share, for a period of 10 years. At Closing, the Warrants will be converted to warrants to purchase Telomir Common Stock at similar terms as the Warrants.

Immediately after the Merger, the pre-Merger equity holders of Telomir are expected to hold approximately 50% of the outstanding shares of Telomir, on a non-diluted basis, and the pre-Merger equity holders of TELI are expected to hold approximately 50% of the outstanding shares of Telomir Common Stock, on non-fully diluted basis. When taking into account the issuance of the Warrants, 41% of the outstanding shares of TELI Common Stock and the pre-Merger equity holders of TELI are expected to hold approximately 59% of the outstanding shares of Telomir Common Stock, on a fully-diluted basis.

Shares of TELO Common Stock are currently listed on The Nasdaq Global Market under the symbol “TELO.” The post-Merger company will continue to trade on the Nasdaq under the symbol “TELO”. On November 19, 2025, the closing sale price of the Telomir Common Stock was $1.43 per share.

After careful consideration, TELO’s board of directors has unanimously (i) determined that the Merger and the other transactions and actions contemplated by the Merger Agreement (the “Contemplated Transactions”) are fair to, advisable and in the best interests of TELO and its stockholders; (ii) approved and declared advisable the Merger Agreement and the Contemplated Transactions, including the issuance of shares of Telomir common stock to the stockholders of TELI; and (iii) determined to recommend, upon the terms and subject to the conditions set forth in the Merger Agreement and based on the current business of Telomir, that the stockholders of Telomir vote “FOR” Proposal Nos. 1, 2, 3, 4, 5, 6 and 7. More information about Telomir, TELI and the proposed transaction is contained in the accompanying proxy statement. Telomir urges you to read the accompanying proxy statement carefully and in its entirety. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” BEGINNING ON PAGE 14.

Telomir is excited about the opportunities the Merger brings to its stockholders, and thanks you for your consideration and continued support.

Sincerely,

Erez Aminov

Chief Executive Officer

Telomir Pharmaceuticals, Inc.

November   , 2025

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Merger described in this proxy statement or the Telomir Common Stock to be issued in connection with the Merger or passed upon the adequacy or accuracy of this proxy statement.

The accompanying proxy statement is dated           , 2025, and, together with the enclosed form of proxy card, is first being mailed to Telomir stockholders on or about           , 2025.

TELOMIR PHARMACUTICALS, INC.

100 SE 2nd Avenue, Suite 2000 #1009

Miami, Florida 33131 (786) 3962-6723

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 30, 2025

Dear Stockholder of Telomir Pharmaceuticals, Inc.:

On behalf of the board of directors of Telomir Pharmaceuticals, Inc., a Florida corporation (“Telomir”), we are pleased to deliver this proxy statement for a virtual annual meeting of stockholders of Telomir (the “TELO virtual annual meeting”).

Notice is hereby given that the TELO virtual annual meeting will be held on December 30, 2025, at 10:00 A.M. Eastern Time. To facilitate stockholder participation in the TELO virtual annual meeting, we have determined that the TELO virtual annual meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. You will be able to attend and participate in the TELO virtual annual meeting online by visiting        to register for the meeting, where you will be able to listen to the meeting live, submit questions, and vote. To participate, vote or submit questions during the TELO virtual annual meeting via live webcast, you must register in advance at voteproxy.com prior to the meeting. Please note that you will not be able to attend the TELO virtual annual meeting in person. TELO is holding the TELO virtual annual meeting to consider the following proposals:

1.	approve the issuance of shares of common stock of Telomir, no par value per share (“TELO Common Stock”), or other securities of TELO pursuant to the proposed merger between TELO and TELI Pharmaceuticals, Inc., a Delaware corporation (“TELI”), pursuant to which TELOPHARM Acquisition Inc., a Delaware corporation and wholly owned subsidiary of TELO, will merge with and into TELI, with TELI surviving as a wholly owned subsidiary of TELO (the “Merger”), which will represent (or are convertible into) more than 20% of the shares of TELO Common Stock outstanding immediately prior to the Merger, pursuant to Nasdaq Listing Rule 5635(a) (the “Merger Proposal” or “Proposal No. 1”);

2.	elect four directors to the board of directors of the Company (the “Board”) to serve until the next annual meeting of stockholders or until their successors have been duly elected or appointed and qualified (“Director Appointment Proposal” or “Proposal No. 2);

3.	ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Appointment Proposal” or “Proposal No. 3”);

4.	approve certain amendments to the Company’s 2023 Omnibus Incentive Plan (the “Plan”) (“Plan Amendment Proposal” or “Proposal 4”);

5.	approve an amendment to the bylaws to reduce the amount of shareholders required for a quorum for a shareholder meeting (the “Bylaws Amendment Proposal” or “Proposal No. 5”);

6.	to approve certain grants of options to non-executive members of the Board (the “Director Option Grants Proposal” or “Proposal 6”); and

7.	approve a postponement or adjournment of the Merger virtual annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, 2, 3, 4, 5 or 6 (the “Adjournment Proposal” or “Proposal No. 7”);

Please refer to the attached proxy statement for further information with respect to the business to be transacted at the TELO virtual annual meeting. The board of directors of TELO (the “TELO Board”) has fixed November 3, 2025, as the record date for the determination of stockholders entitled to notice of, and to vote at, the TELO virtual annual meeting and any adjournment or postponement thereof. Only holders of record of shares of TELO Common Stock at the close of business on the record date are entitled to notice of, and to vote at, the TELO virtual annual meeting. At the close of business on the record date, TELO had 34,380,971 shares of TELO Common Stock outstanding and entitled to vote. A complete list of such stockholders entitled to vote at the TELO virtual annual meeting will be available for examination at the TELO offices in Miami, Florida during normal business hours for a period of ten days prior to the TELO virtual annual meeting.

Your vote is important. Approval of Proposal Nos. 1, 3, 4, 5, 6 and 7 requires the affirmative vote of a majority of the votes cast virtually or by proxy at the TELO virtual annual meeting and for Proposal No. 2, the four Company nominees receiving the highest number of affirmative votes will be elected directors of the TELO. Proposal No. 1 is a condition to the consummation of the Merger. Therefore, the Merger cannot be consummated without the approval of Proposal No. 1.

You are cordially invited to attend the TELO virtual annual meeting. Whether or not you expect to attend the meeting, you are urged to cast your vote as soon as possible. You may vote your shares via the internet or via a toll-free telephone number by following the instructions on the enclosed proxy card. In addition, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the enclosed proxy card. Submitting a proxy card will not prevent you from attending the TELO virtual annual meeting and voting at the TELO virtual annual meeting if you so desire. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

If you own shares in street name through an account with a bank, broker or other nominee and you decide to attend the TELO virtual annual meeting, you cannot vote at the TELO virtual annual meeting unless you present a “legal proxy”, issued in your name from your bank, broker or other nominee.

THE TELO BOARD HAS UNANIMOUSLY DETERMINED AND BELIEVES THAT EACH OF THE PROPOSALS OUTLINED ABOVE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, TELO AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY APPROVED EACH SUCH PROPOSAL. THE TELO BOARD UNANIMOUSLY RECOMMENDS THAT TELO’S STOCKHOLDERS VOTE “FOR” EACH SUCH PROPOSAL.

By Order of the TELO Board of Directors,

Erez Aminov

Chief Executive Officer

Miami, Florida

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates information by reference that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission website, www.sec.gov, or upon your written or oral request by contacting Telomir Pharmaceuticals, Inc., Attention: Investor Relations, 100 SE 2nd St, Suite 2000, #1009, Miami, Florida 33131, by calling (786) 396-6723.

To ensure timely delivery of these documents, any request should be made no later than           , 2025 to receive them before the TELO virtual annual meeting.

For additional details about where you can find information about TELO, please see the section titled “Where You Can Find More Information” beginning on page 77 of this proxy statement.

ABOUT THIS DOCUMENT

Telomir Pharmaceuticals, Inc., which we refer to herein as the “Company,” “TELO,” “we,” “our,” or “us” (unless otherwise indicated), is providing these proxy materials in connection with the solicitation by our board of directors of proxies to be voted at our Annual Meeting to be held exclusively online via live audio-only webcast on December 30, 2025, at 10:00 A.M. Eastern Time, or at any adjournment or postponement thereof. This proxy statement and the enclosed proxy card will be mailed to each stockholder entitled to notice of, and to vote at, the Annual Meeting of stockholders commencing on or about       .

You are cautioned not to rely on any information other than the information contained in or incorporated by reference into this proxy statement. No one has been authorized to provide you with information that is different from that contained in or incorporated by reference into this proxy statement. This proxy statement is dated           , 2025. You should not assume that the information contained in this proxy statement is accurate as of any other date, nor should you assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of such incorporated document. The mailing of this proxy statement to our stockholders will not create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THE MERGER

The following section provides answers to frequently asked questions about Telomir Pharmaceuticals, Inc.’s (“TELO”, or “the Company”) annual meeting of shareholders (the “Annual Meeting”) and more specifically, the proposed Merger. This section, however, provides only summary information. For a more complete response to these questions and for additional information, please refer to the cross-referenced sections.

Q: When and where is the TELO Annual Meeting?

A: The TELO Annual Meeting will be held exclusively online via live audio-only webcast on December 30, 2025, promptly at 10:00 A.M. Eastern Time. Please note that you will not be able to attend the TELO Annual Meeting in person.

Q: Who is entitled to vote at the Annual Meeting?

A: The Board has fixed the close of business on November 3, 2025 as the record date (the “Record Date”) for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there are 34,380,971 shares of Common Stock of the Company outstanding. Each share of the Common Stock represents one vote that may be voted on each matter that may come before the Annual Meeting.

Q: May I ask questions at the Annual Meeting?

A: Yes. We expect that most of our directors and executive officers will attend the Annual Meeting and may be available to answer questions and make a statement if they desire to do so. We will provide our stockholders the opportunity to ask questions and make statements. Instructions for submitting questions and making statements will be posted on the Annual Meeting website. The question-and-answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on our investor relations website prior to the date of the Annual Meeting, and may include certain procedural requirements.

To allow us to answer questions from as many stockholders as possible, we may limit each stockholder to two questions. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

Q: How many shares are outstanding? What constitutes a quorum?

A: At the close of business on November 3, 2025, the Record Date for the Annual Meeting, 34,380,971 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting.

Business may not be conducted at the Annual Meeting unless a quorum is present. Under the Bylaws of the Company (as amended, the “Bylaws”), the presence in person or by proxy of the holders of a majority of the stock of the Company issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum with respect to all matters presented. If you submit a properly executed proxy or voting instruction card via mail or properly cast your vote via the Internet or the phone, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal.

Q: What is the deadline for voting?

The deadline for voting electronically is 11:59 p.m. (Eastern Time) on December 28, 2025. If voting by mail, we must have received your proxy card by this time. If you attend the Annual Meeting virtually, you may vote your shares electronically during the meeting. However, even if you plan to attend the Annual Meeting, we still encourage you to vote your shares ahead of time to ensure your voice is heard.

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Q: What matters will be voted on at the Annual Meeting?

A: The proposals that are scheduled to be considered and voted on at the Annual Meeting are as follows:

1.	To approve the issuance of shares of common stock of TELO, no par value per share (“TELO Common Stock”), or other securities of TELO pursuant to the Merger, which will represent (or are convertible into) more than 20% of the shares of TELO Common Stock outstanding immediately prior to the Merger, pursuant to Nasdaq Listing Rule 5635(a) (the “Merger Proposal”, or “Proposal No. 1”);

2.	To elect four directors to the board of directors of the Company (the “Board”) to serve until the next annual meeting of the stockholders of the Company or until their successors have been duly elected or appointed and qualified (“Director Appointment Proposal”, or “Proposal No. 2”);

3.	To ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Auditor Appointment Proposal”, or “Proposal No. 3”);

4.	To approve certain amendments to the 2023 Omnibus Incentive Plan (the “Plan”) (“Plan Amendment Proposal”, or “Proposal No. 4”);

5.	To approve an amendment to the bylaws to reduce the amount of shareholders required for a quorum for a shareholder meeting (the “Bylaws Proposal” or “Proposal No. 5”);

6	To approve certain grants of options to non-executive members of the Board (the “Director Option Grants Proposal” or “Proposal 6”); and

7	To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Appointment Proposal, Auditor Appointment Proposal, and/or Plan Amendment Proposal (the “Adjournment Proposal”, or “Proposal No. 7”, and together with the Merger Proposal, Director Appointment Proposal, Auditor Appointment Proposal, Plan Amendment Proposal, and Bylaws Proposal, the “Proposals”); and

To conduct any other business as may properly come before the meeting or any adjournment thereof.

Q: What are the Board’s voting recommendations?

A: The Board recommends that you vote “FOR” each of the Proposals.

Q: How can I find out the results of the voting at the TELO Annual Meeting?

A: Final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the TELO Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q: What is the difference between holding shares as a record holder and as a beneficial owner?

A: If your shares are registered in your name with the Company’s transfer agent, American Stock Transfer (also known as Equiniti), you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Q: Who may attend the Annual Meeting?

A: Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need a “legal proxy” from your brokerage firm, bank, dealer or other similar organization when you register for the Annual Meeting showing your stock ownership as of the Record Date.

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Q: How do I vote?

A: If you are a stockholder of record, you may:

1.	Vote by internet. Access www.voteproxy.com and follow the on-screen instructions, or scan the QR code with your smartphone. Have your proxy card available when you access the meeting. Vote online until 11:59 PM EST the day before the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card.

3.	Vote at the Annual Meeting. Register, attend virtually and vote at the Annual Meeting at (password: ) and please be sure to have your control number available.

If you vote by internet, please DO NOT mail your proxy card.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please have a legal proxy from your nominee authorizing you to vote your shares when you register for the Annual Meeting.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot or card. By completing and submitting your proxy, you will direct the designated person (also known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Erez Aminov to serve as proxy for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxy will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxy will vote your shares in accordance with applicable law and his judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide you with a voting instruction card along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you fail to complete one or more of the voting instructions on the voting instruction card, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.”

Q: What if I do not specify how I want my shares voted?

A: If you submit a signed proxy card or submit your proxy by internet and do not specify how you want to vote your shares, we will vote your shares FOR each of the Proposals.

Q: What constitutes a quorum?

A: To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the voting power of the issued and outstanding capital stock of the Company, as of the Record Date, is represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

Q: What happens if the Company is unable to obtain a quorum?

A; If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit continued solicitation of proxies.

Q: What is a “broker non-vote”?

A: Broker non-votes occur with respect to shares held in “street name,” in cases where the record owner (for instance, the brokerage firm or bank) does not receive voting instructions from the beneficial owner and the record owner does not have the authority to vote those shares on a proposal.

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Various national and regional securities exchanges applicable to brokers, banks, and other holders of record determine whether the record owner (for instance, the brokerage firm, or bank) is able to vote on a proposal if the record owner does not receive voting instructions from the beneficial owner. The record owner may vote on proposals that are determined to be routine under these rules and may not vote on proposals that are determined to be non-routine under these rules. If a proposal is determined to be routine, your broker, bank, or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. The Auditor Appointment Proposal and Adjournment Proposal are routine matters and the record owner may vote your shares on these proposals if it does not get instructions from you.

The Merger Proposal, Director Appointment Proposal and Plan Amendment Proposal are non-routine and the record owner may not vote your shares on any of these proposals if it does not get instructions from you. If you do not provide voting instructions on these matters, a broker non-vote will occur. Broker non-votes, as well as abstentions, will each be counted towards the presence of a quorum but will not be counted towards the number of votes cast for any proposal.

Q: How many votes are needed for each proposal to pass?

Proposals		Vote Required
(1)	Merger Proposal	Majority of the voting power present in person or by proxy and entitled to vote on the matter
(2)	Approval of Director Appointment Proposal	Affirmative vote of a plurality of the shares of the voting power present. The persons receiving the greatest number of votes will be elected as director.
(3)	Approval of Auditor Appointment Proposal	Majority of the voting power present in person or by proxy and entitled to vote on the matter
(4)	Plan Amendment Proposal	Majority of the voting power present in person or by proxy and entitled to vote on the matter
(5)	Bylaws Amendment Proposal	Majority of the voting power present in person or by proxy and entitled to vote on the matter
(6)	Director Option Grants Proposal	Majority of the voting power present in person or by proxy and entitled to vote on the matter
(7)	Approval of Adjournment	Majority of the voting power present in person or by proxy and entitled to vote on the matter

Q: Is broker discretionary voting allowed and what is the effect of broker non-votes?

		Discretionary	Effect of Broker Non-
Proposals		Vote Allowed	Votes on the Proposal
(1)	Merger Proposal	No	None
(2)	Director Appointment Proposal	No	None
(3)	Auditor Appointment Proposal	Yes	None
(4)	Plan Amendment Proposal	No	None
(5)	Bylaws Amendment Proposal	No	None
(6)	Director Option Grants Proposal	No	None
(7)	Adjournment Proposal	Yes	None

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Q: How are votes counted?

A: Votes will be counted by the inspector of elections appointed for the meeting, who will separately count votes “FOR” and “AGAINST,” abstentions and, if applicable, broker non-votes.

We do not expect that any matter other than Proposal Nos. 1, 2, 3, 4, 5, 6 and 7 will be brought before the TELO Annual Meeting.

Q: What will happen if I return my proxy or voting instruction form without indicating how to vote?

A: If you submit your proxy or voting instruction form without indicating how to vote your shares on any particular proposal, the shares of TELO Common Stock represented by your proxy will be voted as recommended by the TELO Board with respect to that proposal.

Q: May I change my vote after I have submitted a proxy or voting instruction form?

A: TELO’s stockholders of record may change their vote at any time before their proxy is voted at the TELO Annual Meeting in one of following ways:

●	by sending a written notice to the Secretary of TELO stating that you would like to revoke your proxy.

●	by duly executing a subsequently dated proxy relating to the same shares of TELO Common Stock and returning it in the postage-paid envelope provided, which subsequent proxy is received before the prior proxy is exercised at the TELO Annual Meeting; and/or

●	by attending the TELO Annual Meeting and voting such shares of TELO Common Stock during the TELO Annual Meeting.

If a stockholder who owns shares of TELO Common Stock in “street name” has instructed a broker, bank or other nominee to vote its shares of TELO Common Stock, the stockholder must follow directions received from its broker to change those instructions.

Q: Who is paying for this proxy solicitation?

A: TELO is responsible for the cost of printing and filing of this proxy statement and the proxy card, including any fees paid to the U.S. Securities and Exchange Commission (“SEC”) in connection with filing the proxy statement, and any amendments and supplements thereto, with the SEC. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of TELO Common Stock for the forwarding of solicitation materials to the beneficial owners of TELO Common Stock. TELO will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials. In addition to these proxy materials, TELO’s directors and employees may also solicit proxies in person, by telephone or by other means of communication.

Questions Relating to the Merger

Q: What is the Merger?

TELOPHARM Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of TELO (“Merger Sub”), and TELI Pharmaceuticals, Inc., a Delaware corporation (“TELI”), entered into the Agreement and Plan of Merger and Reorganization on November 20, 2025 (the “Merger Agreement”). The Merger Agreement, as it may be further amended from time to time, contains the terms and conditions of the proposed transaction among TELO, Merger Sub and TELI. Under the Merger Agreement, Merger Sub will merge with and into TELI, with TELI surviving as a wholly owned subsidiary of TELO (the “Merger”).

At the Effective Time, each outstanding share of TELI Common Stock will be converted into the right to receive such number of shares of Telomir Common Stock as is calculated based on the Exchange Ratio, but in no instance will the amount of TELO Common Stock issued be greater than the number of outstanding TELO Common Stock as-of the closing date of the Merger. The Exchange Ratio is calculated using the relative company valuations of each of TELO and TELI, as determined by Moore (as further described herein). It is expected that shareholders of TELO will receive one share of TELI Common Stock for each share of TELI Common Stock held (the “Merger Share Consideration”). The TELI Common Stock issued as the consideration will not be registered for trading under the Securities Act.

In addition to the Merger Consideration, Erez Aminov and Bayshore Trust, shareholders of TELI, hold 4,250,000 and 10,000,000 warrants, respectively, to purchase TELI Common Stock (the “Warrants”). The Warrants are exercisable upon FDA acceptance of an Investigational New Drug (IND) application for Telomir at $2.00 per share, for a period of 10-years. At Closing, the Warrants will be converted to warrants to purchase Telomir Common Stock at similar terms as the Warrants.

Immediately after the Merger, the pre-Merger equity holders of Telomir are expected to hold approximately 50% of the outstanding shares of Telomir, on a non-diluted basis, and the pre-Merger equity holders of TELI are expected to hold approximately 50% of the outstanding shares of Telomir Common Stock, on non-fully diluted basis. When taking into account the issuance of the Warrants, 41% of the outstanding shares of TELI Common Stock and the pre-Merger equity holders of TELI are expected to hold approximately 59% of the outstanding shares of Telomir Common Stock, on a fully-diluted basis

As fully described in the Merger Agreement, the Exchange Ratio formula is based upon the relative values of TELO and TELI, as determined by Moore Financial Consulting, or Moore, as more fully described in the section titled “The Merger Agreement—Merger Consideration and Exchange Ratio.” As a condition to Closing, on the Effective Time, TELI must hold at least $1 million in either cash, marketable securities or a combination of cash and marketable securities and certain shareholders of TELI must agree to provide $2 million upon FDA acceptance of an Investigational New Drug (IND) application for Telomir-1, and $2 million upon initiation of a Phase 1/2 study. The actual payments of such amounts following the milestones are not a condition to the closing of the Merger. At the Effective Time, TELO’s stockholders will continue to own and hold their existing shares of TELO Common Stock. Following the Merger, TELO’s shares will continue to be listed on the Nasdaq under the symbol “TELO”.

Q: What will happen to TELO if, for any reason, the Merger does not close?

A: If, for any reason, the Merger does not close, the board of directors of TELO (the “TELO Board”) may elect to, among other things, attempt to complete another strategic transaction similar to the Merger.

Q: Why are the two companies proposing to merge?

A: The Merger will result in an alignment of U.S. and non-U.S. rights to Telomir-1 within a single public company structure, thereby simplifying global development and partnership efforts. As a result of the Merger, TELO will own the entire worldwide intellectual property portfolio and development programs related to Telomir-1. For a discussion of TELO’s reasons for the Merger, please see the section titled “The Merger— Background of the Merger.”

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Q: Why am I receiving this proxy statement?

A: You are receiving this proxy statement because you have been identified as a holder of TELO Common Stock as of the record date, and you are entitled to vote at the TELO Annual Meeting to approve the matters described in this proxy statement. This proxy statement contains important information about the TELO Annual Meeting, the Merger, the Merger Agreement and the other business to be considered by TELO stockholders at the TELO Annual Meeting and you should read it carefully and in its entirety. The enclosed voting materials allow you to authorize a proxy to vote your shares of TELO Common Stock without attending the TELO Annual Meeting. As promptly as practicable, please complete, sign, date and mail your proxy card in the pre-addressed postage-paid envelope provided or call the toll-free telephone number listed on your proxy card or access the internet website described in the instructions on the enclosed proxy card.

Q: What is required to consummate the Merger?

A: To consummate the Merger, the holders of TELO Common Stock must approve the Merger Proposal.

In addition to the requirement of obtaining stockholder approval of the Merger Proposal, each of the other closing conditions set forth in the Merger Agreement must be satisfied or, unless not waivable as a matter of law, waived. For a complete description of the closing conditions under the Merger Agreement, we urge you to read the section titled “The Merger Agreement—Conditions to the Merger.”

Q: Will holders of the TELO Common Stock issued in the Merger be able to sell those shares without restriction?

A: The shares of TELO Common Stock issued as consideration in the Merger will be issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) of the Securities Act and may not be offered or sold by the holders of those shares absent registration or an applicable exemption from the registration requirements. As a general matter, holders of such shares will not be able to transfer any of their shares until at least six months after receiving shares of TELO Common Stock, which is when the shares would first be eligible to be sold under Rule 144 promulgated under the Securities Act, assuming the conditions thereof are otherwise satisfied.

Q: What will TELO’s stockholders receive in the Merger?

A: At the Effective Time, TELO’s stockholders will continue to own and hold their existing shares of TELO Common Stock.

Q: What will happen to TELO’s options and restricted stock units in the Merger?

A: TELO stock options and TELO restricted stock units will remain outstanding and will not change in connection with the Merger.

Q: What will happen to TELI’s outstanding warrants in the Merger?

A: In addition to the shares of TELO Common Stock that will be exchanged for shares of TELI Common Stock at the Closing, Erez Aminov and Bayshore Trust, shareholders of TELI, hold 4,250,000 and 10,000,000 warrants, respectively, to purchase TELI Common Stock (the “Warrants”). The Warrants are exercisable upon FDA acceptance of an Investigational New Drug (IND) application for Telomir-1 at $2.00 per share, for a period of 10-years. At Closing, the Warrants will be converted to warrants to purchase Telomir Common Stock at similar terms as the Warrants.

Q: Who will be the directors of TELO following the Merger?

A: At the Effective Time, the post-Merger company is expected to initially consist of the four (4) current members of TELO’s board of directors, comprised of Erez Aminov, Edward MacPherson, Matthew Whalen and Matthew del Guidice.

The aforementioned board of directors will have an audit committee, a compensation committee and a nominating and corporate governance committee, in accordance with the rules of The Nasdaq Stock Market LLC (“Nasdaq”).

Q: Who will be the executive officers of TELO following the Merger?

A: Immediately following the Merger, the executive management team of the post-Merger company is expected to remain the same as TELO pre-Merger:

Name	Position with TELO
Erez Aminov	Chief Executive Officer
Alan Weichselbaum	Chief Financial Officer

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Q: What risks should I consider in deciding whether to vote in favor of Proposal No. 1?

A: You should carefully review the section of the proxy statement titled “Risk Factors,” which sets forth certain risks and uncertainties related to the Merger, risks and uncertainties to which the combined company’s business will be subject, and risks and uncertainties to which each of TELO and TELI, as an independent company, is subject.

Q: When do you expect the Merger to be consummated?

A: We anticipate that the Merger will be consummated during the fourth quarter of 2025, soon after the TELO Annual Meeting to be held on December 30, 2025, but we cannot predict the exact timing. For more information, please see the section titled “The Merger

Agreement—Conditions to the Merger.”

Q: What are the material U.S. federal income tax consequences of the Merger to U.S. Holders of TELI shares?

A: TELO and TELI intend the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), as described in the section titled “The Merger—Material U.S. Federal Income

Tax Consequences of the Merger.”

The tax consequences to each TELI stockholder will depend on that stockholder’s particular circumstances. Each TELI stockholder should consult with his, her or its tax advisor for a full understanding of the tax consequences of the Merger to that stockholder.

Q: What do I need to do now?

A: TELO and TELI urge you to read this proxy statement carefully, including its annexes and information incorporated herein, and to consider how the Merger affects you.

If you are a holder of TELO Common Stock as of the record date, please vote your shares as soon as possible so that your shares will be represented at the TELO Annual Meeting. Please follow the instructions set forth on the enclosed proxy card or on the voting instruction form provided by the record holder of your shares if your shares are held in the name of your bank, broker or other nominee.

Q: Am I entitled to dissenters’ rights?

A: TELO shareholders are not entitled to dissenters’ rights. See the section of this proxy statement titled “Appraisal Rights and Dissenters’ Rights” on page 41.

Q: Am I entitled to appraisal rights?

A: TELO shareholders are not entitled to appraisal rights. See the section of this proxy statement titled “Appraisal Rights and Dissenters’ Rights” on page 41.

Q: Have TELI’s stockholders agreed to adopt the Merger Agreement?

A: Yes. On November 20, 2025, TELI’s stockholders adopted the Merger Agreement and approved the Merger and the other Contemplated Transactions via the TELI Stockholder Written Consent (as defined below). For more information on the matters approved by the stockholders of TELI please see the sections titled “The Merger Agreement—Conditions to the Merger.”

Q: Who can help answer my questions?

A: If you are a holder of TELO Common Stock as of the record date and would like additional copies, without charge, of this proxy statement or if you have questions about the Merger, including the procedures for voting your shares, you should contact TELO at 100 SE 2nd St, Suite 2000, #1009, Miami, Florida, (786) 396-6723.

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SUMMARY OF MERGER PROPOSAL

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Merger and the proposals being considered at the TELO Annual Meeting, you should read this entire proxy statement carefully, including the Merger Agreement attached as Annex A, the valuation report of TELI Pharmaceuticals, Inc. attached as Annex B, the valuation report for TELO Pharmaceuticals Inc. is attached as Annex C, the fairness opinion for the Merger is attached as Annex D and the Telomir-1 License Agreement is attached as Annex E. For more information, please see the section titled “Where You Can Find More Information” beginning on page 77 of this proxy statement.

The Companies

Telomir Pharmaceuticals, Inc.

100 SE 2nd St, Suite 2000, #1009, Miami, Florida

(786) 396-6723

TELO, a pre-clinical biotechnology company, is the exclusive licensor of Telomir-1 in the United States. Telomir-1 is a novel oral small molecule metal ion regulator designed to extend telomere caps, maintain cellular balance, and combat oxidative stress, a key driver of aging and disease progression. By modulating essential metal ions such as iron, and copper, Telomir-1 may help protect against age-related conditions, including Progeria (a rare genetic disorder that causes rapid aging in children), Wilson’s disease (a genetic disorder leading to toxic copper buildup in the body), and Age-related Macular Degeneration (AMD), as well as Type 2 Diabetes, cancer, and Alzheimer’s disease. Oxidative stress also plays a critical role in the propagation and severity of viral infections like bird flu, where the virus triggers an imbalance between increased production of reactive oxygen species (ROS) and reduced antioxidant host responses that leads to increased redox stress, a process which ultimately excessive weakens immune defenses, increases inflammation, and enables enhanced viral replication. By reversing oxidative stress, Telomir-1 may help strengthen immune resilience and reduce disease severity, offering broad therapeutic potential across both age-related and infectious diseases.

Telomeres are repetitive DNA sequences at the end of chromosomes that protect the chromosomes from becoming frayed or tangled. Each time a cell divides, the telomeres become slightly shorter, and eventually they become so short that the cell can no longer divide, with the result being that the cell dies. Effectively, telomeres protect the ends of our chromosomes by forming a cap, much like the plastic tip on shoelaces, thereby allowing the chromosome to be replaced properly during cell division. If demonstrated by future clinical trials and approved by the U.S. Food and Drug Administration, or FDA, we believe Telomir-1 may protect variable cells by elongating and stimulating the telomeres to sustain self-renewal and longevity.

Based on our preclinical studies, we have gathered experimental evidence suggesting that Telomir-1 may act as a regulator of essential metal ions such as iron, zinc, and copper. While these trace elements are critical for various physiological functions, imbalances—whether due to excess or deficiency —can drive oxidative stress, leading to cellular damage, telomere shortening, and accelerated aging. This oxidative burden is also linked to age-related conditions and certain cancers. In October 2025, Telomir-1 displayed the potential to decrease the viability of aggressive triple-negative breast cancer (TNBC) cells - a highly invasive form of breast cancer that lacks hormone and HER2 receptors, offers limited treatment options, and carries one of the poorest survival rates among breast cancer subtypes.

Telomir-1 is currently undergoing preclinical investigation, with the goal of submitting an Investigational New Drug (IND) application and an Investigational New Animal Drug (INAD) application to the FDA. If accepted, these submissions would enable progression to human and animal clinical trials. Our research focuses on Telomir-1’s potential to interrupt, regulate, and prevent inflammatory pathways and enzymatic intracellular processes responsible for cellular metal imbalances. Preliminary studies suggest that Telomir-1 may achieve these outcomes by selectively binding to and exchanging between metal ions in a form- and dose-dependent manner, slowing enzyme reactivity, and preserving cellular functions. If clinical trials demonstrate its efficacy and it gains FDA and other regulatory approvals, we believe Telomir-1 could serve as a non-toxic, orally administered ion-overload regulator with the potential to balance enzyme and pathway overactivity caused by excessive metal reactivity.

TELI Pharmaceuticals, Inc.

3014 West Palmira Ave., Suite 302

Tampa, FL 33629

TELI Pharmaceuticals, Inc. (“TELI”) is a preclinical-stage pharmaceutical development company that licenses the international marketing rights to Telomir-1. More specifically, TELI is the exclusive licensee, through a license granted by MIRALOGX LLC, a Florida limited liability company, to use and sell Telomir-1 in the United Arab Amirates, Australia, Canada, China, European Union, Israel, India, Japan, South Korea, Mexico, Argentina, Taiwan and Uruguay, The full text of the Telomir-1 Licensing Agreement is attached as Annex E to this proxy statement.

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The Merger (see page 28)

The Agreement and Plan of Merger, dated November 20, 2025 (“Merger Agreement”), was entered into by and among TELO Pharmaceuticals, Inc., a Florida corporation, TELOPHARM Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of TELO (“Merger Sub”), and TELI. Merger Sub will merge with and into TELI, with TELI being the surviving corporation (the “Merger”).

Pursuant to the Merger Agreement, at the Effective Time, each outstanding share of TELI Common Stock, will be converted into the right to receive such number of shares of common stock of TELO Common Stock, as is calculated in accordance with the Exchange Ratio, but in no instance will the amount of TELO Common Stock issued be greater than the number of outstanding TELO Common Stock as-of the closing date of the Merger. The Exchange Ratio is calculated using the relative company valuations of each of TELO and TELI, as determined by Moore (as further described herein). It is expected that shareholders of TELO will receive one share of TELI Common Stock for each share of TELI Common Stock held (the “Merger Share Consideration”). The TELI Common Stock issued as the consideration will not be registered for trading under the Securities Act.

In addition to the Merger Consideration, Erez Aminov and Bayshore Trust, shareholders of TELI, hold 4,250,000 and 10,000,000 warrants, respectively, to purchase TELI Common Stock (the “Warrants”). The Warrants are exercisable upon FDA acceptance of an Investigational New Drug (IND) application for Telomir- at $2.00 per share, for a period of 10-years. At Closing, the Warrants will be converted to warrants to purchase Telomir Common Stock at similar terms as the Warrants.

Reasons for the Merger (see page 28)

The TELO Board considered various reasons for the Merger, as described later in this proxy statement under the section titled “The Merger—Background of the Merger.”

Fairness Opinion and Valuation Reports of Moore Financial Consulting (page 31)

In September 2025, TELO retained Moore, as a financial advisor in connection with the Merger to conduct a valuation of TELO and TELI, and determination of the fairness of the Merger. In arriving at its opinion, Moore, among other things: (i) reviewed certain publicly available business and financial information concerning TELO and TELI and the industries in which they operate; (ii) analyzed TELO’s share pricing as traded on the Nasdaq; (iii) reviewed certain internal financial analyses and forecasts prepared by TELO’s and TELI’s finance departments, delivered to Moore through written materials including Excel sheets, and orally, in several meetings and discussions throughout the valuation process; and (iv) performed such other financial studies and analyses and considered such other information as Moore deemed appropriate for the purposes of its opinion. The forecasts were provided to Moore in October 2025. Additionally, TELI presented forecasts of the anticipated demand over the next few years for its pharmaceutical products. This included the expected prevalence of breast cancer and age-related across certain geographic and existing treatment gaps within this field. In addition to the above, Moore held discussions with certain members of the management of TELO and TELI about the Merger, and the past and current business operations of TELO and TELI, the financial condition and future prospects and operations of TELO and TELI, and certain other matters Moore believed necessary or appropriate for its inquiry.

For a summary of Moore’s fairness opinion and valuation report, please see page 31.

Overview of the Merger Agreement and Agreements Related to the Merger Agreement

Merger Consideration and Exchange Ratio (see page 39)

Pursuant to the Merger Agreement, at the Effective Time, each share of TELI Common Stock outstanding immediately prior to the Effective Time will be automatically converted solely into the right to receive the number of shares of TELO Common Stock as determined by the Exchange Ratio, but in no instance will the amount of TELO Common Stock issued be greater than the number of outstanding TELO Common Stock as-of the closing date of the Merger.

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No fractional shares of TELO Common Stock will be issued in connection with the Merger, and no certificates or scrip for any such fractional shares will be issued. Any fractional shares of TELO Common Stock that a holder of TELI Common Stock would otherwise be entitled to receive will be aggregated with all fractional shares of TELO Common Stock issuable to such holder and any remaining fractional shares will be rounded up to the nearest whole share.

The Exchange Ratio is based upon a TELI valuation of $126.8 million and a TELO valuation of $101.1 million, as determined by Moore. For a summary of Moore’s fairness opinion and valuation report, please see page 31. Immediately following the Merger, the pre-Merger equity holders of TELO are expected to hold approximately 50% of the outstanding shares of TELO Common Stock and the pre-Merger equity holders of TELI are expected to hold approximately 50% of the outstanding shares of TELO Common Stock , on a non-diluted basis, and not including the issuance of the Warrants (as defined below).

For a more complete description of the Merger, the potential adjustments in the Exchange Ratio and the calculation of TELO’s net cash, please see the section titled “The Merger Agreement —Merger Consideration and Exchange Ratio.”

Treatment of TELI Stock Options

TELI currently has no stock options outstanding.

Treatment of TELI Warrants

In addition to the shares of TELO Common Stock that will be exchanged for shares of TELI Common Stock at the Closing, Erez Aminov and Bayshore Trust, shareholders certain members of TELI, collectively hold 4,250,000 and 10,000,000 warrants, respectively, to purchase a total of 14,250,000 TELI Common Stock (the “Warrants”). The Warrants are exercisable upon FDA acceptance of an Investigational New Drug (IND) application for Telomir-1 at $2.00 per share, for a period of 10 years. At Closing, under the terms of the Merger Agreement, the Warrants will be converted to warrants to purchase Telomir Common Stock at similar terms as the Warrants.

Conditions to the Merger (see page 40)

The obligations to consummate the Merger and the other Contemplated Transactions are subject to the satisfaction or waiver, on or prior to the Effective Time, of the conditions set forth in the section entitled “The Merger Agreement—Conditions to the Merger” below.

Termination (see page 40)

The Merger Agreement contains certain customary termination rights, including the right of either TELO or TELI to terminate the Merger Agreement if either company’s stockholders fail to adopt and approve the Merger Proposal, if the Closing has not occurred by December 31, 2025, if a governmental entity has issued a final ruling prohibiting the Closing, or by one party upon an uncured breach of the Merger Agreement. For a more complete description of the termination provisions, please see the section titled “The Merger Agreement—Termination.”

Appraisal Rights and Dissenters’ Rights (see page 41)

Pursuant to Section 607.1302 of the Florida Business Corporation Act, the shareholders of TELO will not be entitled to appraisal rights as a result of the Merger.

Pro Forma Financial Statements of TELO Following the Merger

Please see page 41 of this proxy statement for the pro forma financial statements of TELO following the Merger.

Executive Officers of the Combined Company Following the Merger (see page 35)

Immediately following the Merger, the executive management team of TELO is expected to remain the same as prior to the Merger and be comprised of the following individuals with such additional officers as may be added by the combined company:

Name	Position with TELO

Erez Aminov	Chief Executive Officer

Alan Weichselbaum	Chief Financial Officer

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Directors of the Combined Company Following the Merger (see page 36)

Following the Merger, TELO is expected to maintain four of the directors that were in office prior to the Merger, comprised of Matthew Pratt Whalen CPA, Erez Aminov, Edward MacPherson, and Dr. Matthew Del Giudice, each until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal. For more information about the executive officers and directors of TELO following the Merger, please see the section titled “Management Following the Merger.”

Interests of the TELO Directors, Executive Officers and Affiliate Shareholders in the Merger (see page 34)

In considering the recommendation of the TELO Board with respect to the issuance of TELO Common Stock pursuant to the Merger Agreement and the other matters to be acted upon by TELO’s stockholders at the TELO Annual Meeting, TELO’s stockholders should be aware that certain members of the TELO Board and executive officers of TELO have interests in the Merger that may be different from, or in addition to, interests of other TELO stockholders.

As of November 18, 2025, TELO’s directors and executive officers (including affiliates) beneficially own in the aggregate approximately 18.76% of the outstanding shares of TELO Common Stock.

The conflicts of interests of TELO’s officers and directors in connection with the Merger, and certain related party transactions, are discussed in greater detail in the section titled “The Merger—Interests of the TELO Directors, Executive Officers and Affiliate Shareholders in the Merger” on page 34 of this proxy statement.

Material U.S. Federal Income Tax Consequences of the Merger (see page 36)

TELO and TELI intend the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code, as described in the section titled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger.” If the Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, TELI stockholders will not recognize gain or loss for U.S. federal income tax purposes on the receipt of shares of TELO Common Stock issued in connection with the Merger.

Regulatory Approvals Required for the Merger

In the United States, TELO must comply with applicable federal and state securities laws and the rules and regulations of Nasdaq in connection with the issuance of shares of TELO Common Stock to TELI’s stockholders in connection with the Merger and the filing of this proxy statement with the SEC.

For more information, please see the section titled “The Merger—Regulatory Approvals Required for the Merger.”

Risk Factors (see page 14)

●	Because TELI has a limited operating history, you may not be able to accurately evaluate TELI’s operations.
●	You will experience dilution as a result of the Merger.
●	TELI is an early development-stage company with no revenues.
●	TELO has significant and increasing liquidity needs and such needs will be increased by the operations of TELI such that TELO will require additional funding.
●	Operating results of TELO may vary significantly in future periods and the TELI operations may increase such variability.
●	TELI has yet to generate revenues or achieve a profit and may not generate revenue or achieve a profit for many years, if at all.
●	Conflicts of interest may arise between TELI and MIRALOGX, a licensor of compounds that make up TELI’s product candidates.
●	Potential litigation related to the Merger may delay the closing of the Merger and hurt the price of TELO’s stock.
●	TELI’s product candidates, if approved, may be unable to achieve the expected market acceptance and, consequently, limit TELI’s ability to generate revenue from new products.

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●	If the price for any future-approved products decreases or if government and other third-party payers do not provide coverage and adequate reimbursement levels, TELI’s revenue and prospects for profitability will suffer.
●	TELI expects to face intense competition, often from companies having greater resources and experience.
●	TELI’s future viability will largely depend on the positive development of Telomir-1, and any future product candidates, which development will require significant capital resources and years of clinical development effort.
●	TELI’s success is dependent on TELI’s current and future product candidates, some of which may not receive regulatory approval or be successfully commercialized.
●	TELI has limited marketing experience, and TELI does not anticipate at this time establishing a sales force or distribution and reimbursement capabilities such that TELI may not be able to successfully commercialize any of TELI’s product candidates if they are approved in the future.
●	There is no assurance when or if the Merger will be completed.
●	There has been no public market for TELI Common Stock and the lack of a public market may make it more difficult to determine the fair market value of TELI than if there were such a public market.
●	TELI may fail to expand its manufacturing capability in time to meet market demand for TELI’s products and product candidates, and the FDA may refuse to accept TELI’s facilities or those of its contract manufacturers for the production of TELI’s products and product candidates.
●	If product liability lawsuits are successfully brought against TELI, it will incur substantial liabilities and may be required to limit the commercialization of Telomir-1 and its product candidates.
●	Legislative or regulatory reform of the health care system in the U.S. may affect TELI’s ability to profitably sell its products, if approved.
●	TELI’s directors and executive officers and TELO’s directors and officers have interests in the Merger that may be different from, or in addition to, the interests of TELI stockholders generally and the interests of TELO stockholders generally.
●	Each of TELO and TELI are subject to various uncertainties, including contractual restrictions and requirements while the Merger is pending, that could adversely affect their businesses, financial condition and results of operations.
●	Litigation relating to the Merger may be filed against the TELO Board that could result in substantial costs or delay or prevent the completion of the Merger.

TELO Annual Meeting (see page 74)

The TELO Annual Meeting will be held exclusively online via audio-only webcast on December 30, 2025 at 10:00 A.M. Eastern Time, unless postponed or adjourned to a later date. The Annual Meeting can be accessed by visiting www.voteproxy.com, where you will be able to vote your shares and submit questions during the TELO Annual Meeting webcast by logging in to the website listed above using the control number included in your proxy card. Please note that you will not be able to attend the TELO Annual Meeting in person.

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MARKET PRICE AND DIVIDEND INFORMATION

TELO Common Stock is currently listed on The Nasdaq Global Market under the symbol “TELO.” TELI is a private company and the shares of TELI Capital Stock are not publicly traded.

TELO Common Stock

The closing price of TELO Common Stock on Nasdaq on October 16, 2025, the trading day immediately prior to the public announcement of the Merger was $1.62 per share. As of November 3, 2025, the record date for the TELO Annual Meeting, there were 23 holders of record of the TELO Common Stock.

Dividends

TELO has never declared or paid any cash dividends on the TELO Common Stock and does not anticipate paying cash dividends on the TELO Common Stock for the foreseeable future. Notwithstanding the foregoing, any determination to pay cash dividends subsequent to the Merger will be at the discretion of TELO’s then-current board of directors and will depend upon a number of factors, including TELO’s results of operations, financial condition, future prospects, contractual restrictions, restrictions imposed by applicable law and other factors the then-current board of directors deems relevant.

TELI has never declared or paid any cash dividends on shares of TELI Capital Stock, and TELI and does not anticipate paying any cash dividends on shares of its common stock in the foreseeable future.

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RISK FACTORS

Following the Merger, TELO will be faced with a market environment that cannot be predicted and that involves significant risks, many of which will be beyond its control. In addition to the other information contained in this proxy statement, you should carefully consider the material risks described below before deciding how to vote your shares of TELO Common Stock. You should also read and consider the other information in this proxy statement. Please see the section titled “Where You Can Find More Information.”

If any of the following risks and uncertainties develop into actual events, these events could have a material adverse effect on the business, financial condition and results of operations of TELO. In addition, past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods.

Risks Related to TELI

Because TELI has a limited operating history, you may not be able to accurately evaluate TELI’s operations.

TELI has had no operations to date, and therefore, TELI has a limited operating history upon which to evaluate the merits of investing in TELI. Potential investors should be aware of the difficulties normally encountered by new companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications, and delays encountered in connection with the operations that TELI plans to undertake. These potential problems include, but are not limited to, unanticipated problems relating to the ability to generate sufficient cash flow to operate TELI’s business, and additional costs and expenses that may exceed current estimates. TELI expects to continue to incur significant losses into the foreseeable future. TELI recognizes that if the effectiveness of its business plan is not forthcoming, it will not be able to continue business operations. There is no history upon which to base any assumption as to the likelihood that TELI will prove successful, and it is doubtful that TELI will generate any operating revenues or ever achieve profitable operations. If TELI is unsuccessful in addressing these risks, TELI’s business will most likely fail.

TELI is an early development-stage company with no revenues.

As a very early development-stage enterprise that is focused on the development of a pre-clinical pharmaceutical product, TELI has generated no revenue to date. There can be no assurance that TELI will be successful in obtaining sufficient funding on terms acceptable to it to fund continuing operations, if at all, identify and enter into any strategic transactions that will provide the capital that TELI will require or achieve the other strategies to alleviate the conditions that raise substantial doubt about TELI’s ability to continue as a going concern. The failure to obtain sufficient capital on acceptable terms when needed may require TELI to delay, limit, or eliminate the development of business opportunities and TELI’s ability to achieve its business objectives. Any of such failures will materially adversely affect TELI’s competitiveness, and TELI’s business, financial condition, and results of operations. In addition, the perception that TELI may not be able to continue as a going concern may cause others to choose not to deal with it due to concerns about TELI’s ability to meet TELI’s contractual obligations.

TELI has significant and increasing liquidity needs and will require additional funding.

Research and development, general and administrative expenses and cash used for operations will continue to be significant and may increase substantially in the future in connection with new research and development initiatives and continued product commercialization efforts. Following the Merger, the combined company will need to raise additional capital to fund its operations, continue clinical trials to support potential regulatory approval of marketing applications and to fund commercialization of its products.

Operating results may vary significantly in future periods.

Following the Merger, the combined company’s operating and financial results are likely to fluctuate significantly in the future. TELI’s operating and financial results are unpredictable and may fluctuate, for among other reasons, due to:

●	TELI’s achievement of product development objectives and milestones
●	clinical trial enrollment and expenses;
●	research and development expenses; and
●	the timing and nature of contract manufacturing and contract research payments.

In addition, a high portion of TELI’s costs are determined on an annual basis, due in part to TELI’s significant research and development costs. Thus, increases in TELI’s costs could disproportionately affect financial results in a quarter. Other factors, including non-cash expenses associated with financing activity, could also lead to fluctuations in TELI’s results of operations. Because of these factors, TELI’s operating and financial results in one or more future quarters may fail to meet the expectations of securities analysts or investors, which could cause TELO’s share price to decline.

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TELI has yet to generate revenues or achieve a profit and may not generate revenue or achieve a profit for many years, if at all.

TELI has not yet produced any revenues or profit and may not for many years, if at all. TELI’s ability to generate revenue is dependent on the receipt of regulatory approval of TELI’s product candidates, which will take years to achieve and may not be obtained. TELO therefore cannot assure you TELI will be able to ever generate sufficient revenue to pay for TELI’s expenses or achieve profitability. TELI’s ability to continue as a going concern in the future is dependent upon raising capital from financing transactions and keeping operating expenses below TELI’s revenue levels in order to achieve positive cash flows, none of which can be assured.

TELI does not own rights to Telomir-1

All of TELI’s rights in Telomir-1 are granted to it under a license (“License”) from MIRALOGX LLC, a Florida corporation (“Licensor”), so TELI does not have an ownership interest in Telomir-1. The License give TELI the right to make, use and sell Telomir-1 outside the United States. The Licensor retained the rights to Telomir-1 everywhere outside of the US, Canada and Mexico. If TELI breaches the License or if the Licensor goes bankrupt, TELI could lose its rights to Telomir-1 and all of such rights would revert back to the Licensor. Further, Licensor will control the process of applying for and obtaining any patents or other intellectual property rights in Telomir-1, all at the expense of TELI. All of such patents and intellectual rights will be owned by Licensor, subject to TELI’s rights under the License. Furthermore, TELI has no control over the patent prosecution strategy, which is fully managed by the Licensor.

TELI’s rights to Telomir-1 are subject to royalties.

TELI entered into an exclusive licensing agreement with MIRALOGX LLC, a Florida limited liability corporation (“MIRALOGX”) for the licensing by MIRALOGX to TELI the international commercial rights of Telomir-1 (the “Telomir-1 Licensing Agreement”) in the United States, Mexico and Canada. Under the Telomir-1 Licensing Agreement TELI will owe MIRALOGX a royalty of 8% on all revenue it receives from Telomir-1, with a minimum annual royalty of $250,000 that begins in the first year that there is any revenue from Telomir-1. This $250,000 will be owed even if in any later year there is no revenue from Telomir-1 or if the 8% royalty rate on actual revenues yields less than $250,000. TELI’s failure to pay minimum royalties in any year would be a breach of the Telomir-1 Licensing Agreement and such breach would let the Licensor terminate TELI’s rights to Telomir-1.

Conflicts of interest may arise between TELI and MIRALOGX.

MIRALOGX is the licensor of TELI’s rights to Telomir-1. MIRALOGX is a separate intellectual property development company owned by the Bayshore Trust. The Bayshore Trust is also TELI’s largest stockholder. MIRALOGX is 100% owned by the Bayshore Trust. TELI’s relationship with MIRALOGX and the Bayshore Trust may create, or may create the appearance of, conflicts of interest when TELI is faced with decisions that benefit MIRALOGX but do not benefit other holders of TELO Common Stock. Furthermore, in light of the license agreement that TELI has with MIRALOGX, if a dispute were to arise between MIRALOGX and TELO relating to TELI’s past or future relationship with MIRALOGX or with respect to intellectual property matters, there could be a conflict of interest that may make it more difficult for TELI to resolve such disputes on terms that are acceptable to TELI.

TELI’s product candidates, if approved, may not achieve the expected market acceptance and, consequently, limit TELI’s ability to generate revenue.

Even when product development is successful and regulatory approval has been obtained, TELI’s ability to generate sufficient revenue depends on the acceptance of its products by physicians and patients. There is no assurance that TELI’s product candidates will achieve the expected level of market acceptance and revenue if and when they obtain the requisite regulatory approvals. The market acceptance of any product depends on a number of factors, including the indication statement and warnings required by regulatory authorities in the product label. Market acceptance can also be influenced by continued demonstrations of efficacy and safety in commercial use, physicians’ willingness to prescribe the product, reimbursement from third-party payers such as government health care programs and private third-party payers, the price of the product, the nature of any post-approval risk management activities mandated by regulatory authorities, competition, and marketing and distribution support. Further, an ineffective or inefficient distribution model at launch may lead to the inability to fulfill demand, and consequently a loss of revenue. Any factors preventing or limiting the market acceptance of TELI’s products could have a material adverse effect on TELI’s business, results of operations and financial condition.

If the price for any future approved products decreases or if government and other third-party payers do not provide coverage and adequate reimbursement levels, TELI’s revenue and prospects for profitability will suffer.

Patients who are prescribed medicine for the treatment of their conditions generally rely on third-party payers to reimburse all or part of the costs associated with their prescription drugs. Reimbursement systems in international markets vary significantly by country and by region, and reimbursement approvals generally must be obtained on a country-by-country basis. Coverage and adequate reimbursement from governmental healthcare programs, such as Medicare and Medicaid, and commercial payers is critical to new product acceptance. Coverage decisions may depend upon clinical and economic standards that disfavor new drug products when more established or lower-cost therapeutic alternatives are already available or subsequently become available. Even if TELI obtains coverage for products TELI may market, the resulting reimbursement payment rates may require co-payments that patients find unacceptably high. Patients may not use TELI’s products if coverage is not provided, or reimbursement is inadequate to cover a significant portion of their cost.

In addition, the market for TELI’s products will depend significantly on access to third-party payers’ drug formularies or lists of medications for which third-party payers provide coverage and reimbursement. The industry competition to be included in such formularies often leads to downward pricing pressures on pharmaceutical companies. Also, third-party payers may refuse to include a particular branded drug in their formularies or otherwise restrict patient access to a branded drug when a less costly generic equivalent or other alternative is available, even if not approved for the indications for which TELI’s products are approved.

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Third-party payers or governmental or commercial entities are developing increasingly sophisticated methods of controlling healthcare costs. The current environment is putting pressure on companies to price products below what they may feel is appropriate. Selling TELI’s products at less than an optimized price could impact its revenues and overall success as a company. It will be difficult to determine the optimized price for TELI’s products. In addition, in the U.S., no uniform policy of coverage and reimbursement for drug products exists among third-party payers. Therefore, coverage and reimbursement for its products may differ significantly from payer to payer. As a result, the coverage determination process is often a time-consuming and costly process that will require TELI to provide scientific and clinical support for the use of its products to each payer separately, with no assurance that coverage will be obtained. If TELI is unable to obtain coverage of, and adequate payment levels for, products we may market to third-party payers, physicians may limit how much or under what circumstances they will prescribe or administer them, and patients may decline to purchase them. This in turn could affect TELI’s ability to successfully commercialize products we may market, and thereby adversely impact TELI’s profitability, results of operations, financial condition, and future success.

In addition, where TELI has chosen to collaborate with a third party on product candidate development and commercialization, TELI’s partner may elect to reduce the price of its products in order to increase the likelihood of obtaining reimbursement approvals. In many countries, products cannot be commercially launched until reimbursement is approved and the negotiation process in some countries can exceed 12 months. In addition, pricing and reimbursement decisions in certain countries can be affected by decisions taken in other countries, which can lead to mandatory price reductions and/or additional reimbursement restrictions across a number of other countries, which may thereby adversely affect TELI’s sales and profitability. In the event that countries impose prices that are not sufficient to allow TELI or its partners to generate a profit, TELI’s partners may refuse to launch the product in such countries or withdraw the product from the market, which would adversely affect sales and profitability. Events, such as price decreases, government mandated rebates or unfavorable reimbursement decisions, could affect the pricing and reimbursement of TELI’s products and its other product candidates and could have a material adverse effect on TELI’s business, reputation, results of operations and financial condition.

TELI expects to face intense competition, often from companies with greater resources and experience.

Demand for TELI’s product candidates will likely be dependent on a number of social, political, legislative, and economic factors that are beyond its control. While we believe that there will be a demand for such drugs, and that the demand will grow, there is no assurance that such demand will happen, that we will benefit from any demand or that its business, in fact, will ever generate revenues from its drug development programs or become profitable.

The emerging markets for product candidates like TELI’s and related medical research and development is and will likely remain competitive. The development and commercialization of drugs and medicines is highly competitive. TELI competes with a variety of multinational pharmaceutical companies and specialized biotechnology companies, as well as products and processes being developed by universities and other research institutions. Many of TELI’s competitors have developed, are developing, or will develop drugs and processes which may be competitive with TELI’s drug candidates. Competitive therapeutic treatments include those that have already been approved by medicines regulators and accepted by the medical community and any new treatments that may enter the market. For some of TELI’s drug development programs / areas of therapeutic interest, other treatment options are currently available, under development, and may become commercially available in the future. If any of TELI’s product candidates are approved for the diseases and conditions TELI is currently pursuing, they may compete with a range of medicines or therapeutic treatments that are either in development, will be developed in the future or currently marketed.

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Established companies may have a competitive advantage over TELI due to their size and experiences, financial resources, and institutional networks. Many of TELI’s competitors may have significantly greater financial, technical, and human resources than TELI does. Due to these factors, TELI’s competitors may have an advantage in marketing their approved drugs and may obtain regulatory approval of their drug candidates before TELI is able to, which may limit its ability to develop or commercialize TELI’s drug candidates. TELI’s competitors may also develop drugs / medicines that are safer, more effective, more widely used and less expensive than TELI’s. These advantages could materially impact TELI’s ability to develop and, if approved, commercialize TELI’s product candidates successfully. Furthermore, some of these competitors may make acquisitions or establish collaborative relationships among themselves or with third parties to increase their ability to rapidly gain market share.

Moreover, as generic versions of drug products enter the market, the price for such medicines may be expected to decline rapidly and substantially. Even if Telomir-1 is the first to obtain FDA approval of one of its product candidates, the future potential approval of generics could adversely affect the price TELI is able to charge, and the profitability of TELI’s product(s) will likely decline.

Mergers and acquisitions in the pharmaceutical and biotechnology industries may result in more resources being concentrated among a smaller number of TELI’s competitors. Smaller and other early-stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established companies.

These companies may compete with TELI in recruiting and retaining qualified scientific, management and commercial personnel, utilizing contract manufacturing facilities or contract research organizations (CROs), or establishing clinical trial sites and subject registration for clinical trials, as well as in acquiring technologies complementary to TELI’s research projects.

Risks Relating to TELI’s Business and TELI’s Industry

Our future viability will largely depend on the positive development of Telomir-1, and any future product candidates, which development will require significant capital resources and years of clinical development effort.

We currently have no drug products on the market, and TELI’s drug development projects is in a pre-clinical stage of development or moving into clinical stages. TELI’s business depends almost entirely on the successful pre-clinical and clinical development, FDA regulatory approval, and commercialization of TELI’s product candidate, Telomir-1. Investors need to be aware that substantial additional investments including pre-clinical and clinical development and FDA regulatory submission and approval efforts will be required before TELI is permitted to undertake clinical studies and market and commercialize TELI’s product candidates, if ever. It may be several years before TELI can commence clinical trials, if ever. Any clinical trial will be subject to extensive and rigorous review and regulation by numerous government authorities in the United States and other jurisdictions where TELI intends, if approved, to market TELI’s product candidates. Before obtaining regulatory approvals for any of TELI’s product candidates, TELI must demonstrate through pre-clinical testing and clinical trials that the product candidate is safe and effective for its specific application. This process can take many years and may include post-marketing studies and surveillance, which would require the expenditure of substantial resources. Of the large number of drugs in development for approval in the United States (and the rest of the world), only a small percentage will successfully complete the FDA regulatory approval financing to fund TELI’s planned research, development, and clinical programs. TELI cannot assure you that any of TELI’s product candidates will be successfully developed or commercialized.

We may be unable to formulate or scale up any or all of TELI’s product candidates. There is no guarantee that any of the product candidates will be or are able to be manufactured or produced in a manner to meet the FDA’s criteria for product stability, content uniformity and all other criteria necessary for product approval in the United States and other markets. Any of TELI’s product candidates may fail to achieve their specified endpoints in clinical trials.

Furthermore, product candidates may not be approved even if they achieve their specified endpoints in clinical trials. The FDA may disagree with TELI’s trial design and TELI’s interpretation of data from clinical trials or may change the requirements for approval even after it has reviewed and commented on the design for TELI’s clinical trials. The FDA may also approve a drug for fewer or more limited indications than TELI requests or may grant approval contingent on the performance of costly post-approval clinical trials (i.e., Phase IV trials). In addition, the FDA may not approve the labeling claims that TELI believe is necessary or desirable for the successful commercialization of TELI’s product candidates.

If TELI is unable to obtain regulatory approval for its drug candidates within the timeline TELI anticipates, TELI will not be able to execute TELI’s business strategy effectively and TELI’s ability to substantially grow TELI’s revenues will be limited, which would have a material adverse impact on TELI’s long-term business, results of operations, financial condition, and prospects.

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We are dependent on TELI’s current and future product candidates, some of which may not receive regulatory approval or be successfully commercialized.

Our ability to progress TELI’s plan will depend on TELI’s ability to clinically develop, gain regulatory approval for and ultimately commercialize TELI’s product candidates. TELI’s ability to successfully commercialize TELI’s product candidates will depend on, among other things, TELI’s ability to:

●	successfully complete pre-clinical and other nonclinical studies and clinical trials in a manner that allows us to progress TELI’s studies;

●	receive IND acceptance and regulatory approvals from the FDA;

●	produce, through a validated process, in manufacturing facilities inspected and approved by regulatory authorities, including the FDA, sufficiently large quantities of product candidates to permit successful commercialization;

●	obtain reimbursement from payers such as government health care programs and insurance companies and achieve commercially attractive levels of pricing;

●	secure acceptance of TELI’s product candidates from physicians, health care payers, patients, and the medical community;

●	create positive publicity surrounding TELI’s product candidates;

●	manage TELI’s spending as costs and expenses increase due to clinical trials and commercialization; and

●	obtain and enforce sufficient intellectual property rights for TELI’s product candidates.

TELI’s failure or delay with respect to any of the factors above could have a material adverse effect on TELI’s business, results of operations and financial condition.

Results of pre-clinical studies and earlier clinical trials are not necessarily predictive indicators of future results.

Any positive results from future pre-clinical testing of TELI’s product candidates and potential future clinical trials may not be predictive of the results from Phase I, Phase II or Phase III clinical trials. In addition, TELI’s interpretation of results derived from clinical data or TELI’s conclusions based on TELI’s pre-clinical data may prove inaccurate. Frequently, pharmaceutical and biotechnology companies have suffered significant setbacks in clinical trials after achieving positive results in pre-clinical testing and early phase clinical trials, and TELI cannot be certain that TELI will not face similar setbacks. These setbacks may be caused by the fact that pre-clinical and clinical data can be susceptible to varying interpretations and analyses. Furthermore, certain product candidates may perform satisfactorily in pre-clinical studies and clinical trials but nonetheless fail to obtain FDA approval or appropriate approvals by the appropriate regulatory authorities in other countries. If TELI fails to produce positive results in TELI’s clinical trials for TELI’s product candidates, the development timeline and regulatory approval and commercialization prospects for them and as a result TELI’s business and financial prospects would be materially adversely affected.

We have limited marketing experience, and TELI does not anticipate at this time establishing a sales force or distribution and reimbursement capabilities, and TELI may not be able to successfully commercialize any of TELI’s product candidates if they are approved in the future.

If regulatory approval of TELI’s products is ever obtained, TELI’s ability to generate revenues ultimately depends on TELI’s ability to sell TELI’s approved products and secure adequate third-party reimbursement. TELI currently has limited experience in marketing and selling TELI’s products. TELI currently does not have any products approved for sale in the United States or in any other country.

The commercial success of TELI’s product candidates will not even be possible for the foreseeable future and will depend on a number of factors beyond TELI’s control, including the willingness of physicians to prescribe TELI’s products to patients, payers’ willingness and ability to pay for the drugs, the level of pricing achieved, patients’ response to TELI’s drugs and the ability of TELI’s marketing partners to generate sales. There can be no guarantee that TELI will be able to establish or maintain the personnel, systems, arrangements and capabilities necessary to successfully commercialize TELI’s product candidates that may be approved by the FDA in the future. If TELI fails to establish or maintain successful marketing, sales and reimbursement capabilities or fail to enter into successful marketing arrangements with third parties, TELI’s product revenues may suffer.

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Should TELI later determine that it is in TELI’s best interest to develop a sales force, TELI may be unable to effectively train and equip TELI’s sales force, therefore TELI’s ability to successfully commercialize TELI’s products may be harmed.

We may be required to expend significant time and resources to train TELI’s sales force to be credible, persuasive and compliant with applicable laws in marketing TELI’s product candidates to physicians for their approval. In addition, TELI must continue to train its sales force to ensure that a consistent and appropriate message about TELI’s product candidates delivered to TELI’s potential customers. If TELO is unable to effectively train its sales force and equip them with effective materials, including medical and sales literature, to help them inform and educate potential customers about the benefits of Telomir-1 and TELI’s product candidates and its proper administration, TELI’s efforts to successfully commercialize its product candidates could be jeopardized, which would negatively impact TELI’s ability to generate product revenues.

The manufacture of TELI’s product candidates is complex and uncertain, and until TELI develops a validated manufacturing process, TELI may encounter difficulties in supplying its planned and future clinical trials. If TELI encounters such difficulties, or fails to meet quality standards, TELI’s ability to meet clinical timelines and expand its development strategy could be impacted.

The processes involved in manufacturing TELI’s product candidate is complex, expensive, highly regulated and subject to multiple risks and uncertainties. In addition, as product candidates are developed through early to late-stage clinical trials and then to approval and commercialization, it is common that various aspects of the development program, such as manufacturing methods, are modified along the way to optimize the scale, process and results. Any changes to the manufacturing processes carry the risk that they will not achieve these intended objectives, or that the product candidates may not meet the rigorous quality standards necessary for use in TELI’s pre-clinical or clinical trials.

Also, if planned or future manufacturing of TELI’s product candidates fails to meet the quality standards for use in its pre-clinical or clinical trials, or the active drug substance does not meet its quality specifications, it could impact TELI’s timelines and limit its development strategy.

TELI’s management and personnel, systems, and facilities currently in place may not be adequate to support its business plan and future growth. As a result, TELI may need to further expand certain areas of its organization.

TELI’s operations, growth and various projects requires that it:

●	continue to improve its operational, financial, management and regulatory compliance controls and reporting systems and procedures;

●	attract and retain enough talented employees;

●	manage its clinical trials effectively;

●	manage its external manufacturing operations with contract research organizations effectively and in a cost-effective manner; and

●	manage its development efforts effectively while carrying out its contractual obligations to contractors and other third parties.

In addition, TELI may utilize the services of part-time outside consultants and contractors to perform several tasks for it, including tasks related to compliance programs, clinical trial management, regulatory affairs, formulation development and other drug development functions. Its growth strategy may entail expanding its use of consultants and contractors to implement these and other tasks going forward. If TELI is not able to effectively expand its organization by hiring new employees and expanding its consultants and contractors, it may be unable to successfully implement the tasks necessary to effectively execute on its planned research, development, manufacturing, and commercialization activities and, accordingly, may not achieve its research, development and commercialization goals.

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Risks Related to the Merger

Following the Merger, the TELI shareholders may potentially own a majority of TELO.

Following the issuance of the Merger Share Consideration and Warrants, at the Closing, pre-Merger holders of TELI may potentially own a majority of the post-Merger TELO shares. Accordingly, after the completion of the Merger, the current stockholders of TELI will own a smaller percentage of the post-Merger combined company than their ownership of their respective companies prior to the Merger. Immediately after the Merger, TELO securityholders as of immediately prior to the Merger are currently estimated to own approximately 41% of the outstanding shares of the post-Merger company on a fully-diluted basis and former TELI securityholders are currently estimated to own approximately 59% of the outstanding shares of the combined post-Merger company on a fully-diluted basis.

TELO stockholders may not realize a benefit from the Merger commensurate with the ownership dilution they will experience in connection with the Merger,

If the post-Merger company is unable to realize the full strategic and financial benefits currently anticipated from the Merger, TELI stockholders will have experienced substantial dilution of their ownership interests without receiving any commensurate benefit, or only receiving part of the commensurate benefit to the extent the combined company is able to realize only part of the strategic and financial benefits currently anticipated from the Merger. Additionally, following the Merger, Telomir may be required to conduct additional financings to provide funding to support the expanded business, and thus incur further shareholder dilution.

There is no assurance when or if the Merger will be completed.

The completion of the Merger is subject to the satisfaction or waiver of a number of conditions as set forth in the Merger Agreement, including, among others, the receipt of the TELO Stockholder Approval and the approval of NASDAQ. Further, at the time of the completion of the Merger, under the terms of the Merger Agreement, TELI must have cash and marketable securities valued at $1 million. There can be no assurance that any conditions, consents, clearances or approvals necessary or advisable to be obtained in connection with the Merger will be obtained in a timely manner or at all, or whether they will be subject to actions, conditions, limitations or restrictions that may jeopardize or delay the completion of the Transaction, materially reduce or delay the anticipated benefits of the Merger or allow the parties to terminate the Merger Agreement.

The Merger Agreement may be terminated in certain circumstances, including, among others, if the Merger has not been completed by the outside date of December 31, 2025 or if a governmental entity of competent jurisdiction has issued or granted an order, judgment, decree, ruling or injunction that results in a permanent restraint that has become final and nonappealable or imposes, as a final and nonappealable condition. See “The Merger Agreement—Termination.”

The price of TELO’s common stock is subject to fluctuations

The market price of TELO Common Stock is subject to general price fluctuations in the market for publicly traded equity securities and has experienced volatility in the past. Stock price changes may result from a variety of factors, including, among others, general market and economic conditions, changes in the businesses, operations and prospects of TELI, and an evolving regulatory landscape. Market assessments of the benefits of the Merger and the likelihood that the Merger will be completed, as well as general and industry specific market and economic conditions, may also impact the market price of TELI Common Stock. Many of these factors are beyond TELI’s control. You are encouraged to obtain current market price quotations for TELO Common Stock before you determine how to vote on the Merger.

The Merger may be time-consuming to complete and may not be completed in a timely manner, or at all, due to pending or potential litigation or regulatory challenges.

The proposed Merger and related transactions may be challenged in court by shareholders or other interested parties. While management believes any such claims would be without merit, we may be subject to various lawsuits or other legal proceedings, including but not limited to shareholder class action lawsuits alleging breaches of fiduciary duties related to the proposed transaction structure, valuation, conflicts of interest (including those set forth in this proxy statement in the section titled “Interests of the TELO Directors, Executive Officers and Affiliate Shareholders in the Merger” on page 34)or disclosure. Responding to and defending against these claims can be time-consuming, expensive, and could divert management’s attention and resources away from day-to-day business operations.

Further, government agencies, including antitrust authorities, may seek to block, delay, or impose conditions on the Merger. These regulatory reviews and filings are a common aspect of mergers and acquisitions and are subject to significant costs, including substantial legal fees and potential judgments or settlements; transaction delays or the inability to close the merger on the contemplated terms; the imposition of burdensome conditions or restrictions on the combined company’s operations; or the termination of the Merger agreement altogether, which could have a material adverse effect on our business, financial condition, and stock price

There has been no public market for TELI Common Stock and the lack of a public market may make it more difficult to determine the fair market value of TELI than if there were such a public market.

The outstanding shares of TELI Common Stock are privately held and are not traded on any public market. The lack of a public market makes it more difficult to determine the fair market value of TELI than if the outstanding shares of TELI Common Stock were traded publicly. The value ascribed to TELI in the Merger and in the Merger Consideration may not be indicative of the price at which the outstanding shares of TELI Common Stock may have traded on a public market if such were available. The Merger Consideration to be paid to TELI stockholders was determined based on negotiations between TELI and TELO and not on the basis of market prices. The relative values of TELO and TELI may not be indicative of the price at which the shares of TELI Common Stock may have been traded on a public market.

Failure to meet regulatory or ethical requirements for medicine development or approval.

We are subject to laws and regulations that control our ability to market our pharmaceutical products. Our development programs must meet many standards to prove our products are safe, effective and of high quality. Health authorities, such as the FDA in the United States and the European Medicines Agency in the European Union, can refuse to approve our products or require us to conduct additional clinical trials or scientific testing before they will approve them for marketing. Many factors influence health authority decisions to approve or reject a marketing application for a pharmaceutical product. These include advances in science and technology, new laws, regulations and policies, and different standards for evaluating safety and effectiveness.

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Delays in regulatory approvals could delay our ability to market our products and may adversely affect our revenue. Also, post-approval requirements, including additional clinical trials, could cause increased costs. We seek to manage these risks, but policymaking by governments and health authorities can be unpredictable and unforeseen circumstances, such as public health emergencies, may strain health authority resources and delay the approval of our products.

Following approval, a health authority may require us to conduct additional clinical trials or scientific testing to address concerns raised after patients have used our products in the marketplace. New data may impact a product’s approval status or lead to labelling changes that limit the use of a product.

All aspects of our business, including preclinical research, clinical trials, marketing and commercialization, are highly regulated, and any delay by relevant regulatory authorities could jeopardize our development and approval process and/or result in suspensions of marketing authorizations, refusals to approve our products, or withdrawal of existing approvals.

Before we can commence clinical trials for a product candidate, we must complete extensive preclinical testing to support our IND or planned IND applications in the U.S. or Japan, or our clinical trial applications (CTAs) in the UK or in the EU, or comparable applications in other jurisdictions. We cannot be sure that we will be able to submit INDs or CTAs or comparable applications for our development programs on the timelines we expect, if at all. We also cannot guarantee that submission of INDs or CTAs or comparable applications will result in the Relevant Regulatory Authorities or other regulatory authorities allowing clinical trials to begin.

Clinical trials must be conducted in accordance with Relevant Regulatory Authorities’ and other comparable regulatory authorities’ legal requirements and regulations and are subject to oversight by these governmental agencies as well as IRBs and ethics committees. In addition, clinical trials must be conducted in compliance with GCPs and clinical supplies of our products and product candidates must be produced under cGMPs and other regulations. We could encounter delays if a clinical trial is suspended or terminated, by us, by the IRB or ethics committee, by the data review committee or data safety monitoring board for such clinical trial, or by the Relevant Regulatory Authorities or other comparable regulatory authorities. Such authorities may impose a suspension or termination due to a number of factors, including failure to conduct the clinical trial in accordance with regulatory requirements or our clinical protocols, inspection of the clinical trial operations or clinical trial site by the Relevant Regulatory Authorities or other comparable regulatory authorities resulting in the imposition of a clinical hold, unforeseen safety issues or adverse side effects, including those relating to the class to which our products and product candidates belong, failure to demonstrate a benefit from using the product or product candidate, changes in governmental regulations or administrative actions, or lack of adequate funding to continue the clinical trial.

If we experience delays in the completion of, or termination of, any clinical trial of our products or product candidates, the costs of our clinical programs may increase, the commercial prospects of our products and product candidates may be harmed, and our ability to generate product revenues from any of these products and product candidates may be delayed. Significant clinical trial delays could also allow our competitors to bring products to market before we do, or shorten any periods during which we have the exclusive right to commercialize our products and product candidates.

Moreover, we must obtain separate regulatory approvals in each jurisdiction where we want to market, and approval by one regulatory authority does not ensure approval by any other regulatory authority. As approval procedures can vary among countries and may change over time, this can require additional clinical testing, and the time required to obtain approval may differ. We can provide no assurances that such approval will be obtained on the timeline that we expect or at all.

It is possible that none of our other existing product candidates or any product candidates we may seek to develop in the future will ever obtain regulatory approval in any other jurisdiction for any indication. Even if approval is obtained, the Relevant Regulatory Authorities or other comparable regulatory authorities may approve the product for fewer or more limited indications or patient sub-segments than requested and/or with a label that does not include the labeling claims necessary or desirable for the successful commercialization of that product. Further, the Relevant Regulatory Authorities or other comparable regulatory authorities may impose extensive and ongoing unique regulatory requirements, such as granting approval contingent on the performance of costly post-marketing clinical trials, including Phase 4 clinical trials, and surveillance to monitor the safety and efficacy of the product.

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The costs of compliance with all Relevant Regulatory Authorities’ and other applicable authorities’ regulations, requirements or guidelines could be substantial, and failure to comply could result in sanctions, including fines, injunctions, civil penalties, denial of applications for marketing authorization of our products, delays, suspension or withdrawal of approvals, license revocation, seizures or recalls of products, operating restrictions and criminal prosecutions, any of which could significantly increase our and/or our collaborative partners’ costs or delay or prevent the development and commercialization of our product candidates. At this time, we cannot guarantee or know the exact nature, precise timing and detailed costs of the efforts that will be necessary to complete the remainder of the development of our research programs and product candidates.

Business interruptions could delay the process of developing TELI’s product candidates and could disrupt product sales.

TELI’s research and development activities are conducted through outside contractors and manufacturers. Loss of TELI’s contracted manufacturing facilities, stored inventory or laboratory facilities through fire, theft or other causes, or loss of access to raw materials, could have an adverse effect on TELI’s ability to continue product development activities and to conduct its business. Failure to supply TELI’s partners with commercial product may lead to adverse consequences, including the right of partners to take over responsibility for product supply. TELI currently does not have insurance coverage to compensate it for such business interruptions.

If product liability lawsuits are successfully brought against TELI, it will incur substantial liabilities and may be required to limit the commercialization of TELI’s product candidates.

Although TELI has never had any product liability claims or lawsuits brought against it, TELI faces potential product liability exposure related to the testing of its product candidates in human clinical trials. TELI may face exposure to claims by an even greater number of persons when it begins to market and distribute or products commercially in the U.S., Europe and elsewhere. Now, and in the future, an individual may bring a liability claim against TELI alleging that one of its product candidates caused an injury. While TELI continues to take what it believes are appropriate precautions, it may be unable to avoid significant liability if any product liability lawsuit is brought against it. Large judgments have been awarded in class action or individual lawsuits based on drugs that had unanticipated side effects. If TELI cannot successfully defend itself against product liability claims, it will incur substantial liabilities. Regardless of merit or eventual outcome, liability claims may result in:

●	decreased demand for TELI product candidates if such product candidates are approved;
●	injury to our reputation;
●	withdrawal of clinical trial participants;
●	costs of related litigation;
●	substantial monetary awards to patients and others;
●	increased cost of liability insurance;
●	loss of revenue; and
●	the inability to successfully commercialize our products.

TELI depends upon its key personnel and ability to attract and retain employees.

TELI’s future growth and success depend on its ability to recruit, retain, manage, and motivate employees. The inability to hire or retain experienced management personnel could adversely affect TELI’s ability to execute its business plan and harm its operating results. Due to the specialized scientific and managerial nature of TELI’s business, it relies heavily on its ability to attract and retain qualified scientific, technical, and managerial personnel. The competition for qualified personnel in the pharmaceutical field is intense. Due to this intense competition, TELI may be unable to attract and retain the qualified personnel necessary for the development of its business or to recruit suitable replacement personnel.

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TELI is subject to the U.S. Foreign Corrupt Practices Act and other anti-corruption laws, as well as export control laws, customs laws, sanctions laws and other laws governing its operations. If TELI fails to comply with these laws, it could be subject to civil or criminal penalties, other remedial measures, and legal expenses, which could adversely affect its business, results of operations and financial condition.

TELI’s operations are subject to anti-corruption laws, including the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), and other anti-corruption laws that apply in countries where it does business. The FCPA and these other laws generally prohibit TELI’s and its employees and intermediaries from bribing, being bribed or making other prohibited payments to government officials or other persons to obtain or retain business or gain some other business advantage. TELI is likely to operate in a number of jurisdictions that pose a high risk of potential FCPA violations, and TELI participation in collaborations and relationships with third parties could potentially subject TELI to liability under the FCPA or local anti-corruption laws. In addition, TELI cannot predict the nature, scope, or effect of future regulatory requirements to which its international operations might be subject or the manner in which existing laws might be administered or interpreted.

TELI is also subject to other laws and regulations governing its international operations, including regulations administered by the government of the U.S. and other countries in which TELI operates or plans to operate, including applicable export control regulations, economic sanctions on countries and persons, customs requirements, and currency exchange regulations, (collectively referred to as the “Trade Control laws”).

However, there is no assurance that TELI will be completely effective in ensuring its compliance with all applicable anti-corruption laws, including the FCPA or other legal requirements, including Trade Control laws. If TELI is not in compliance with the FCPA and other anti-corruption laws or Trade Control laws, it may be subject to criminal and civil penalties, disgorgement and other sanctions and remedial measures, and legal expenses, which could have an adverse impact on TELI’s business, financial condition, results of operations and liquidity, as well as its reputation. Likewise, any investigation of any potential violations of the FCPA, other anti-corruption laws or Trade Control laws by the U.S. or other authorities could also have an adverse impact on TELI’s reputation, its business, results of operations and financial condition.

TELI’s proprietary information, or that of its suppliers and business partners, may be lost or it may suffer security breaches.

In the ordinary course of its business, TELI will collect and store sensitive data, including valuable and commercially sensitive intellectual property, clinical trial data, its proprietary business information and that of its suppliers and business partners, and personally identifiable information of its clinical trial subjects and employees, on its networks, and with its third-party cloud service providers. The secure processing, maintenance and transmission of this information is critical to its operations. Despite TELI’s security measures, its information technology and infrastructure, and that of its third parties, may be vulnerable to attacks by hackers or breached due to employee error, malfeasance, or other disruptions. Any breach could compromise its networks and the information stored there could be accessed, publicly disclosed, lost, or stolen. Any such access, disclosure or other loss of information could result in legal claims or proceedings, liability under laws that protect the privacy of personal information, regulatory penalties, disrupt its operations, damage its reputation, and cause a loss of confidence in its products and TELI’s ability to conduct clinical trials, which could adversely affect its business and reputation and lead to delays in gaining regulatory approvals for Telomir-1 or other product candidates.

Failure of TELI’s information technology systems, including cybersecurity attacks or other data security incidents, could significantly disrupt the operation of its business.

TELI’s business is dependent on critical, complex, and interdependent information technology (“IT”) systems, including internet-based systems, some of which are managed or hosted by third parties, to support business processes as well as internal and external communications. The size and complexity of its IT systems make TELI potentially vulnerable to IT system breakdowns, malicious intrusion, and computer viruses, which may result in the impairment of its ability to operate its business effectively.

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Unfavorable global economic and geopolitical conditions could adversely affect TELI’s business, financial condition, stock price, and results of operations.

TELI’s business could be adversely affected by unstable economic and political conditions within the United States and foreign jurisdictions, including as a result of an economic downturn, tariffs, trade wars and geopolitical events, such as changes in U.S. federal policy that affect the geopolitical landscape. Changes to policy implemented by the U.S. Congress, the Trump administration or any new administration have impacted and may in the future impact, among other things, the U.S. and global economy, international trade relations, unemployment, immigration, healthcare, taxation, the U.S. regulatory environment, inflation and other areas. For example, during the prior Trump administration, increased tariffs were implemented on goods imported into the U.S., particularly from China, Canada, and Mexico. Historically, tariffs have led to increased trade and political tensions, between not only the U.S. and China, but also between the U.S. and other countries in the international community. In response to tariffs, other countries have implemented retaliatory tariffs on U.S. goods. Political tensions as a result of trade policies could reduce trade volume, investment, technological exchange and other economic activities between major international economies, resulting in a material adverse effect on global economic conditions and the stability of global financial markets. Any changes in political, trade, regulatory, and economic conditions, including U.S. trade policies, could have a material adverse effect on TELI’s financial condition or results of operations. Until TELI knows what policy changes are made, whether those policy changes are challenged and subsequently upheld by the court system and how those changes impact its business and the business of our competitors over the long term, TELI will not know if, overall, it will benefit from them or be negatively affected by them.

The global credit and financial markets have also generally experienced extreme volatility and disruptions (including as a result of actual or perceived changes in interest rates, inflation, tariffs and macroeconomic uncertainties), which has included severely diminished liquidity and credit availability, declines in consumer confidence, declines in economic growth, high inflation, uncertainty about economic stability, global supply chain disruptions, and increases in unemployment rates. The financial markets and the global economy may also be adversely affected by military conflict, including the ongoing conflicts between Russia and Ukraine, and Israel and Hamas, terrorism, or other geopolitical events. Sanctions imposed by the United States and other countries in response to such conflicts, including the one in Ukraine, may also continue to adversely impact the financial markets and the global economy, and any economic countermeasures by the affected countries or others could exacerbate market and economic instability. There can be no assurance that further deterioration in credit and financial markets and confidence in economic conditions will not occur. A severe or prolonged economic downturn could result in a variety of risks to TELI’s business.

In addition, inflation in the global economy may impact salaries and wages, costs of goods and transportation expenses, among other things may create market and economic instability. TELI cannot anticipate all of the ways in which the foregoing, and the current economic climate and financial market conditions generally, could adversely impact our business.

Clinical trials for TELI’s product candidates are expensive, time-consuming, uncertain, and susceptible to change, delay or termination. The results of clinical trials are open to differing interpretations.

Clinical trials are expensive, time consuming and difficult to design and implement. Regulatory agencies may analyze or interpret the results differently than TELI. Even if the results of TELI’s clinical trials are favorable, the clinical trials for TELI’s product candidate is expected to continue for several years and may take significantly longer to complete. In addition, TELI, the FDA, or other regulatory authorities, including state and local authorities, or an Institutional Review Board (IRB), with respect to a trial at its institution, may suspend, delay or terminate TELI’s clinical trials at any time, require TELI to conduct additional clinical trials, require a particular clinical trial to continue for a longer duration than originally planned, require a change to TELI’s development plans such that it conducts clinical trials for a product candidate in a different order, e.g., in a step-wise fashion rather than running two trials of the same product candidate in parallel, for various reasons, including:

●	lack of effectiveness of any product candidate during clinical trials;
●	discovery of serious or unexpected toxicities or side effects experienced by trial participants or other safety issues, such as drug interactions, including those which cause confounding changes to the levels of other concomitant medications;
●	slower than expected rates of subject recruitment and enrollment rates in clinical trials;
●	difficulty in retaining subjects who have initiated a clinical trial but may withdraw at any time due to adverse side effects from the therapy, insufficient efficacy, fatigue with the clinical trial process or for any other reason;
●	delays or inability in manufacturing or obtaining sufficient quantities of materials for use in clinical trials due to regulatory and manufacturing constraints;
●	inadequacy of or changes in our manufacturing process or product formulation;

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●	delays in obtaining regulatory authorization to commence a trial, including “clinical holds” or delays requiring suspension or termination of a trial by a regulatory agency, such as the FDA, before or after a trial is commenced;
●	changes in applicable regulatory policies and regulations, including changes to requirements imposed on the extent, nature, or timing of studies;
●	delays or failure in reaching agreement on acceptable terms in clinical trial contracts or protocols with prospective clinical trial sites;
●	uncertainty regarding proper dosing;
●	delay or failure to supply product for use in clinical trials which conforms to regulatory specification;
●	unfavorable results from ongoing pre-clinical studies and clinical trials;
●	failure of contract research organizations, or CROs, or other third-party contractors to comply with all contractual requirements or to perform their services in a timely or acceptable manner;
●	failure by TELI, its employees, CROs or their employees to comply with all applicable FDA or other regulatory requirements relating to the conduct of clinical trials or the handling, storage, security, and recordkeeping;
●	scheduling conflicts with participating clinicians and clinical institutions;
●	failure to design appropriate clinical trial protocols;
●	insufficient data to support regulatory approval;
●	inability or unwillingness of medical investigators to follow our clinical protocols; or
●	difficulty in maintaining contact with patients during or after treatment, which may result in incomplete data.

Any of the foregoing could have a material adverse effect on TELO’s business, results of operations and financial condition.

Risks Related to Interested Parties and Conflicts of Interests

TELI’s directors and executive officers and TELO’s directors and officers have interests in the Merger that may be different from, or in addition to, the interests of TELI stockholders generally and the interests of TELO stockholders generally.

Certain TELI directors and executive officers have interests in the Merger that may be different from, or in addition to, those of TELI stockholders. Certain of TELI’s directors and executive officers negotiated the terms of the Merger Agreement and some of them hold executive positions in TELO. Further, certain of the stockholders of TELO also hold shares of TELI Common Stock, and certain of such directors and officers may also serve as directors or officers of companies with whom TELI has ongoing contractual relations. For example, TELO’s Chief Executive Officer, Erez Aminov, and owner of 6,411,200 shares of TELO also holds a beneficial ownership interest of 12,169,710 shares, or 25.02%, on a fully diluted basis, of TELI. Furthermore, shares of TELI are held by several trusts or individuals, also own shares of TELO. Specifically, (i) Bayshore Trust, holders of 5,406,431 shares of TELO, on a fully diluted basis, hold 20,798,767 shares of TELI, or 42.67% on a fully diluted basis, and (ii) the Celeste J Williams Lifetime QTIP Trust holds of 1,853,659 shares of TELI and 1,000,000, or 2.6% shares of TELI. Some of such relations may create conflicts with the interests of TELI or TELO. For example, certain beneficial shareholders of TELI and of TELO are owners of MIRALOGX, the licensor to TELI and TELO of Telomir-1. In some cases, such licenses obligate TELI to pay royalties to MIRALOGX even if TELI is not then earning revenue on the licensed products.

The Amended and Restated Exclusive License Agreement, dated August 11, 2023, pursuant to which TELO received rights in Telomir-1 in North America was between MIRALOGIX and TELO. As described above, MIRALOGIX has substantial interests in TELI and in TELO, and it is the licensor in both the Telomir-1 rights granted to TELO in North America and to TELI in the rest of the world.

The members of the TELO Board were aware of and considered these interests in evaluating the Merger and in making the TELO Recommendation. The interests of TELO’s directors and executive officers are described in more detail in “Interests of the TELO Directors, Executive Officers and Affiliate Shareholders in the Merger” on page 34 of this proxy statement.

The completion of the Merger is not conditioned on the receipt of an opinion of counsel to the effect that the Merger will qualify for the Intended Tax Treatment, and neither TELO nor TELI intends to request a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Merger.

It is intended that, for U.S. federal income tax purposes, the Merger will constitute the Intended Tax Treatment (as defined below). However, the completion of the Merger is not conditioned on the Merger qualifying for the Intended Tax Treatment or upon the receipt of an opinion from counsel to that effect, and whether or not the Transaction will qualify for the Intended Tax Treatment depends on facts that will not be known until the Merger is completed. Finally, neither TELO nor TELI intends to request a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Merger. Therefore, even if TELO concludes that the Merger qualifies for the Intended Tax Treatment, no assurance can be given that the Internal Revenue Service will not challenge that conclusion or that a court would not sustain such a challenge.

You should read “Material U.S. Federal Income Tax Considerations” and consult your own tax advisors regarding the U.S. federal income tax consequences of the Merger to you in your particular circumstances.

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TELO is subject to various uncertainties, including contractual restrictions and requirements while the Merger is pending, that could adversely affect their businesses, financial condition and results of operations.

During the pendency of the Merger, it is possible that commercial partners and/or other persons with whom TELO has a business relationship may elect to delay or defer certain business decisions or seek to terminate, change or renegotiate their relationships with TELO as a result of the Merger. Such events and actions could significantly reduce the expected benefits of the Merger and/or negatively affect TELO’s revenues, earnings and cash flows, TELO’s plans for commercialization and approval of TELI’s products and the market price of TELO Common Stock, regardless of whether the Merger is completed. Uncertainty about the effects of the Merger on employees may impair the ability of TELO to attract, retain and motivate key personnel during the pendency of the Merger. If key employees depart because of issues related to the uncertainty and difficulty of integration or a desire not to remain with TELO following the completion of the Merger, TELO may have to incur significant costs in identifying, hiring and retaining replacements for departing employees and may lose significant expertise and talent. Matters relating to the Merger will require substantial commitments of time and resources by TELO management which would otherwise have been devoted to day-to-day operations and other opportunities that may have been beneficial to TELI as an independent company. TELO will also incur significant costs related to the Merger, some of which must be paid even if the Merger is not completed. These costs are substantial and include financial advisory, legal and accounting costs.

Under the terms of the Merger Agreement, TELO is also subject to restrictions on the conduct of its business prior to the completion of the Merger, which may adversely affect its ability to execute certain of its business strategies, including the ability in certain cases to amend its organizational documents or pay dividends or distributions. Such limitations could adversely affect TELO’s business, strategy, operations and prospects prior to the completion of the Merger.

Each of the risks described above may be exacerbated by delays or other adverse developments with respect to the completion of the Merger.

Litigation relating to the Merger may be filed against the TELO Board that could result in substantial costs or delay or prevent the completion of the Merger.

In connection with the Merger, it is possible that stockholders of TELI and/or TELO may file lawsuits against the TELI Board and/or the TELO Board. Among other remedies, these stockholders could seek damages and/or to enjoin the Merger. The outcome of any litigation is uncertain and any such potential lawsuits could prevent or delay the completion of the Merger and/or result in substantial costs. Any such actions may create uncertainty relating to the Merger and may be distracting to management. Further, the defense or settlement of any lawsuit or claim that remains unresolved at the time the Merger is completed may adversely affect TELO’s business, financial condition and results of operations following the completion of the Merger.

Risks Related to TELO after Completion of the Merger

TELO may not be able to integrate TELI’s development activities into its own operations or manage the combined business effectively, and many of the anticipated synergies and other benefits of acquiring TELI may not be realized or may not be realized within the expected time frame.

TELO and TELI entered into the Merger Agreement with the expectation that the Transaction would result in various benefits, including, among other things, operating efficiencies, synergies and cost savings.

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The market price of TELO Common Stock may decline as a result of the Merger and the issuance of shares of TELO Common Stock to TELI stockholders in the Merger may have a negative impact on TELO’s financial results, including future earnings per share.

The market price of TELO Common Stock may decline as a result of the Merger, and holders of TELO Common Stock (including holders of TELI Common Stock who receive TELO Common Stock) could see a decrease in the value of their investment holdings if, among other things, TELO is unable to achieve the expected growth in earnings, or if the anticipated benefits, including synergies, cost savings, innovation and operational efficiencies, from the Merger are not realized. The issuance of shares of TELO Common Stock in the Merger could on its own have the effect of depressing the market price for TELO Common Stock. In addition, some TELI stockholders may decide not to continue to hold the shares of TELO Common Stock they receive as a result of the Merger, and any such sales of TELO Common Stock could have the effect of depressing the market price for TELO Common Stock. Moreover, general fluctuations in stock markets could have a material adverse effect on the market for, or liquidity of, TELO Common Stock, regardless of the actual operating performance of TELO or the surviving company following the completion of the Merger.

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THE MERGER

This section and the section titled “The Merger Agreement” in this proxy statement describe the material aspects of the Merger, including the Merger Agreement. While TELO believes that this description covers the material terms of the Merger and the Merger Agreement, it may not contain all of the information that is important to you. You should carefully read this entire proxy statement for a more complete understanding of the Merger and the Merger Agreement, including the Merger Agreement attached as Annex A, the valuation report of TELI Pharmaceuticals, Inc. attached as Annex B, the valuation report for Telomir Pharmaceuticals Inc. is attached as Annex C, and the fairness opinion for the Merger attached as Annex D and the Telomir-1 License Agreement is attached as Annex E to this proxy statement, and the other documents to which you are referred herein. See the section titled “Where You Can Find More Information” in this proxy statement.

Background of the Merger

On December 10, 2024, TELI was incorporated in the state of Delaware. At such point, TELI’s owners and executives had considered separately and independently listing its shares on the Nasdaq Stock Exchange in 2025.

In July 2025, several holders of shares of TELI spoke with Erez Aminov, CEO of TELO about the possibility of TELI becoming a wholly-owned subsidiary of TELO, and forgo its planned stand-alone public offering. These discussions focused on TELO’s interest in acquiring TELI. TELO believed that the acquisition of TELI, particularly due to expanding the global reach of Telomir-1, would enhance shareholder value. Given the overlapping relationships and common interests between TELO and MIRALOGX, conversations regarding the proposed Merger were frequent, direct, and collaborative. See “Interests of the TELO Directors, Executive Officers and Affiliate Shareholders in the Merger” on page 34 of this proxy statement for additional details.

On September 20, 2025, TELO conducted an introductory call with Moore Financial Consulting Ltd. (“Moore”) regarding conducting valuations of TELO and TELI for purposes of determining the Exchange Ratio to be used in the Merger based on the relative valuations of TELO and TELI.

On September 21, 2025, TELO and Moore provided TELI with a list of diligence questions related to TELI’s pipeline, clinical development plans, the competitive landscape, regulatory and commercial considerations. Additionally, Moore provided TELO with a list of diligence questions related to TELI’s pipeline, clinical development plans, the competitive landscape, regulatory and commercial considerations.

In October 2025, TELO engaged Moore to conduct a valuation of TELO and TELI for determination of the Exchange Ratio. On October 8, 2025, a first draft of a Binding Letter of Intent (LOI) was circulated between TELO and TELI.

On October 1, 2025, TELO provided Moore with preliminary responses to Moore’s questions, including estimated completion dates and general and administrative expense forecasts required for Telomir-1 for each of Phase 1, Phase 2, Phase 2a and Phase 3 for the FDA process, quarterly research and development expense forecasts. detailed forecast of TELO’s research and development and general administrative expenses through 2027.

On October 8, 2025, after significant information discussion, William McNulty continued on behalf of TELI to negotiate the terms of the Merger with TELO.

On October 9, 2025 a revised draft of the LOI was circulated between TELO and TELI.

On October 10, 2025, the TELO Board held a meeting to discuss the LOI. Mr. Aminov provided a presentation on TELI’s business and explained the potential synergies between the two companies and market potential of Telomir-1. Mr. Aminov also explained to the TELO Board the conflicts of interests involved in the Merger. The terms of the LOI and the Telomir-1 Licensing Agreement were also discussed and reviewed. The TELO Board approved the Merger and the terms of the LOI.

At the October 10, 2025 meeting of the TELO Board, the TELO Board unanimously (i) determined that the Merger is fair to, advisable and in the best interests of TELO and its stockholders, and (ii) approved and declared advisable the Merger Agreement, including the issuance of shares of TELO Common Stock to the stockholders of TELI.

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The TELO Board considered the following reasons in reaching its conclusion to approve the Merger Agreement and the Merger:

●	the Board’s belief, after discussions with TELO’s senior management and legal counsel, that the Merger is more favorable to TELO’s stockholders than the potential value that might have resulted from other strategic options available to TELO;

●	the Board’s belief, based in part on scientific, regulatory and commercial diligence and an analysis process conducted over several weeks by TELO’s management and reviewed with the TELO Board, that the expanded commercialization rights to Telomir-1 has the potential to become a commercial asset with a sizable potential market and efficient commercialization plan and may create value for the stockholders of TELO and an opportunity for TELO’s stockholders to participate in the resulting potential growth for TELO;

●	based on review with the management of TELO, the ability to expand TELO’s product offering into new markets, and the likelihood that the post-Merger company would possess sufficient financial resources to allow the management team to focus on such plans;

●	the strength of the balance sheet of the post-Merger company, which includes initially $1 million, and up to $5 million of cash or cash equivalents contributed as part of the Merger transaction;

●	TELO Board’s belief, based in part on scientific, regulatory and commercial diligence and an analysis process conducted over several weeks by TELO’s management and reviewed with the TELO Board, that the expanded Telomir-1 commercial rights provided by TELO -1 has significant market potential and is supported by a clear and efficient development and commercialization roadmap, which may create long-term value for the stockholders of the combined company and provide TELO’s stockholders with an opportunity to participate in the potential growth of the combined enterprise; and

●	the TELO Board’s belief that based on Moore’s valuation, it agreed to a favorable Exchange Ratio for TELO stockholders, and that the terms of the Merger Agreement include favorable terms to TELO.

The TELO Board also reviewed various reasons impacting the financial condition, results of operations and prospects of TELI, including:

●	the risks associated with entering a new product market for Telomir-1 in locations where TELO’s senior management does not have prior expertise;

●	the risks associated with Telomir-1 becoming a commercially viable program, the competitive landscape among pharmaceutical products in the international markets that Telomir is seeking to expand into;

●	the risks associated with early preclinical assets and the timelines for beginning clinical development and demonstrating clinical proof-of-concept.

●	the risks associated with the conflicts of interest involved in the Merger, including that the terms of the Merger primarily address the interests of TELI and TELOs’ management and related parties at the expense of TELO’s shareholders.

The TELO Board also reviewed the terms and conditions of the Merger Agreement, as well as the safeguards and protective provisions included therein intended to mitigate risks, including:

●	the initial estimated Exchange Ratio used to establish the number of shares of TELO Common Stock to be issued to TELI’s stockholders in the Merger was determined based on the relative valuations of TELO and TELI as is described in the Moore valuation study;

●	the limited number and nature of the conditions to TELI’s obligation to consummate the Merger and the limited risk of non-satisfaction of such conditions as well as the likelihood that the Merger will be consummated on a timely basis;

●	the agreement of TELI to provide the written consent of TELI’s stockholders necessary to adopt the Merger Agreement and the actual receipt of such written consent; and

●	the belief that the terms of the Merger Agreement, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations, are reasonable under the circumstances.

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In the course of its deliberations, the TELO Board also considered a variety of risks and other countervailing factors related to entering into the Merger, including:

●	the potential conflicts of interest, including those set forth in this proxy statement in the section titled “The Merger—Interests of the TELO Directors, Executive Officers and Affiliate Shareholders in the Merger”, on page 34;

●	the potential expenses to be incurred in connection with the Merger, including the costs associated with any related litigation;

●	the likelihood of disruptive stockholder litigation following announcement of the Merger;

●	the possible volatility, at least in the short term, of the trading price of TELO Common Stock resulting from the announcement of the Merger;

●	the risk that the Merger might not be consummated in a timely manner or at all and the potential adverse effect of the public announcement of the Merger or delay or failure to complete the Merger on the reputation of TELO;

●	the likely detrimental effect on TELO’s cash position, stock price and ability to initiate another process and to successfully complete an alternative transaction should the Merger not be completed;

●	the risk to TELO’s business, operations and financial results in the event that the Merger is not consummated, including the diminution of TELO’s cash and the significant challenges associated with the need to raise additional capital through the public or private sale of equity securities;

●	the evaluation of alternative transactions (including capital raising, partnerships); and

●	various other risks associated with the combined company and the Merger, including those described in the section titled “Risk Factors.”

Neither TELO nor the Board considered other merger candidates. TELO’s CEO was previously familiar with TELI and its prospects for growth and was interested in acquiring this specific company to increase shareholder value.

In view of the wide variety of reasons considered in connection with its evaluation of the Merger and the complexity of these matters, the TELO Board did not find it useful to attempt, and did not attempt, to quantify, rank or otherwise assign relative weights to these reasons. In considering the reasons described above, individual members of the TELO Board may have given different weight to different reasons. The TELO Board conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, TELO’s CEO and the legal and financial advisors of TELO, and considered the reasons overall to be favorable to, and to support, its determination.

On October 15, 2025, TELO provided Moore with additional responses and supplementary material to support its forecasts.

The LOI was signed by both TELO and TELI on October 17, 2025.

At no point did TELO and TELI enter into a non-disclosure agreement that contained any don’t ask, don’t waive standstill provisions.

On November 10, 2025, Moore provided TELO’s and TELI’s management with a fairness opinion for the Exchange Ratio and valuation reports of TELO and TELI.

On November 10, 2025, the Board held a meeting to discuss the approval of the Merger Agreement and Exchange Ratio. Moore presented the Board with an analysis of its determination of TELO’s and TELI’s valuations. TELO’s and TELI’s management provided a discussion regarding the benefits of the Merger. TELO’s legal counsel provided a discussion on the potential conflicts of interest involved in the Merger, including those discussed in the section of this proxy statement titled “The Merger—Interests of the TELO Directors, Executive Officers and Affiliate Shareholders in the Merger”, on page 34. The Board requested additional information from TELO regarding TELI’s capitalization table, the Warrants and TELO’s and TELI’s valuation reports. The Board also held an independent meeting without Erez Aminov to discuss the conflicts of interest related to Mr. Aminov involved with the Merger.

On November 17, 2025, the remaining four members of the Board held additional discussions relating to the Merger, including additional discussion regarding the potential conflicts of interest involved in the Merger, including those discussed in the section of this proxy statement titled “The Merger—Interests of the TELO Directors, Executive Officers and Affiliate Shareholders in the Merger”, on page 34 of this proxy statement. The remaining three independent members of the Board met privately to discuss the Merger. The Board also reviewed the fairness opinion prepared by Moore in determining the Merger is fair to TELO shareholders. The Board thereafter unanimously approved the Merger, including all independent directors.

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Moore Fairness Opinion and Valuation Reports

TELO retained Moore as financial advisor to TELO in connection with the Merger. TELI had previously never been subject to a third-party valuation. Moore was selected due to its global presence, and in particular, its presence in and familiarity with the markets and professional customs in Europe and the United States. Further, TELI selected Moore because of its strong reputation in the field and recommendations from other similar companies. Moore’s staff have several years of experience in economic and financial consulting to some of the most prestigious businesses, acting in management positions in leading consulting firms. TELI had no material relationship or affiliation with Moore over the past two years.

The fairness opinion and valuation reports were not prepared for the benefit of TELI’s shareholders and accordingly, TELI’s shareholders are not entitled to rely on the fairness opinion and valuation reports. Additionally, the fairness opinion does not opine on the fairness of the Exchange Ratio to TELO or TELI’s shareholders.

The full text of the fairness opinion and valuation report of Moore dated November 19, 2025, which set forth, among other things, the assumptions made, matters considered and limits on the review undertaken, is attached as Annex D to this proxy statement and is incorporated herein by reference. The summary of the opinion of Moore set forth in this proxy statement is qualified in its entirety by reference to the full text of such fairness opinion and valuation reports. TELO’s shareholders are urged to read the fairness opinion and valuation reports in their entirety. Moore’s fairness opinion and valuation report was addressed to TELO in connection with and for the purposes of its valuation of TELO and TELI in the proposed Merger, and did not address any other aspect of the Merger. Moore expressed no opinion as to the fairness of the Exchange Ratio to the holders of any class of securities, creditors or other constituencies of TELO or as to the underlying decision by TELO to engage in the proposed Merger. The summary of the opinion of Moore set forth in this proxy statement is qualified in its entirety by reference to the full text of such report. The report does not constitute a recommendation to any shareholder of TELO as to how such shareholders should vote with respect to the proposed Merger or any other matter.

In arriving at its valuation determinations, Moore, among other things: (i) reviewed certain publicly available business and financial information concerning TELO and TELI (collectively, the “Companies”) and the industries in which they operate; (ii) analyzed TELO’s share pricing as traded on the stock exchange; (iii) reviewed certain internal financial analyses and forecasts prepared by the accounting teams of the Companies relating to their businesses; and (iv) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of the report.

In addition to the above, Moore held discussions with members of the management of the Companies with respect to certain aspects of the Merger, and the past and current business operations of the Companies, the financial condition and future prospects and operations of the Companies, and certain other matters Moore believed necessary or appropriate for its inquiry.

In determining valuation, Moore relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with Moore by the Companies or otherwise reviewed by or for Moore. Moore has not independently verified any such information or its accuracy or completeness and, pursuant to its engagement letter with TELO, Moore did not assume any obligation to undertake any such independent verification. Except for the fairness opinion and valuation reports prepared by Moore, it has not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor has it evaluated the solvency of the Companies under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to Moore or derived therefrom, including technological and pharmaceutical situations of both Companies, Moore has assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by managements as to the expected future results of operations and financial condition of the Companies to which such analyses or forecasts relate.

The forecasts were provided to Moore on October 1, 2025 and October 14, 2025. These forecasts were based on projections through comparisons to a peer group consisting of publicly-listed pharmaceutical companies similar to TELI’s area of focus. It also assumed that the FDA timelines and drug development process for these comparable companies presented in the forecast would be similar to the timeline for TELI. Additionally, TELI presented forecasts of the expected demand over the next few years for its pharmaceutical products. This included the expected prevalence of nicotine dependence and obesity across certain geographic locations and the current market for treatments.

Moore is not a legal, regulatory or tax expert and has relied on the assessments made by advisors to the Companies with respect to such issues. Moore has further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the Companies or on the contemplated benefits of the Merger. Moore’s opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to it in October 2025. It should be understood that subsequent developments may affect Moore’s valuation reports and/or fairness opinion, and that Moore does not have any obligation to update, revise, or reaffirm its valuation reports or fairness opinion. Moore’s opinion is limited to the fairness, from a financial point of view, of the Exchange Ratio in the proposed transaction.

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The decision to enter into the Merger Agreement was solely that of the TELO Board and the TELI Board. Moore’s valuation report and fairness opinion were only one of the many factors considered by the TELO Board and the TELI Board in their evaluation of the proposed Merger and should not be viewed as determinative of the views of such boards with respect to the proposed Merger or the Exchange Ratio.

The full text of the valuation report and fairness opinion of Moore dated November 2025, which set forth, among other things, the assumptions made, forecasts presented, matters considered and limitations on the review undertaken, is attached as Annex D to this proxy statement.

Valuation of TELI through Income Approach Using rNPV Analysis

In accordance with customary practice, Moore employed generally accepted valuation methodology in rendering its valuation report of TELI. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of TELO and TELI valuation analyses.

TELO’s and TELI’s valuations were performed under the income approach, using the Risk-Adjusted Net Present Value, or the rNPV Analysis method. This method enhances standard discounted cash flow, or DCF Analysis, analysis by adjusting cash flow projections for the probability of success, i.e., adjusting for the probability of successfully advancing through clinical trials and regulatory approval. As a result, this method is also referred to as the expected net present value (eNPV) method.

According to the income approach, the value of an economic asset is derived from the future cash flows arising from it. The basic principle underlying the income approach is that an asset/company is an active ongoing concern premise and will operate in the future. The aim of the income approach is to reach the current value based on the company’s forecast cash flows.

The main valuation methodology in the income approach is the DCF Analysis. This method’s principle is that the value of the asset is the present value of free cash flow which is generated during the forecast period (finite or infinite). The first step in this approach is to build a cash flow projection of the entity (based on the entity’s business model). In the second phase, to determine the value of the asset, it is required to set an appropriate discount rate which is the basis for discounting future cash flows and translating them into current values. The discount rate reflects the level of activity’s risk. As much as the entity’s activity is risky (i.e., the level of uncertainty that exists to realization is lower) then it is required to choose a higher discount rate. As much as the discount rate is higher, then the cash flow’s present value will be lower.

Among the various early-stage biotech valuation methods, the rNPV Analysis method is the most appropriate. This method is suited for valuing preclinical and clinical stage biotech assets, novel pharma and biotech drugs undergoing development, and other life sciences assets that undergo phased development.

The mechanics of rNPV involve (1) estimating clinical trial and approval probabilities; (2) adjusting cash flow projections for risk using these probabilities; (3) discounting risk-adjusted cash flows to present value; and (4) summing risk-adjusted cash flows to derive rNPV. This captures the risks inherent in biotech drug development. rNPV provides a more accurate asset valuation than basic DCF Analysis as it enables conducting pharma and biotech valuation based on the stage (preclinical, Phase 1-3) of development of assets. As mentioned in the company description, TELI is currently in the process of developing a pharmaceutical candidate, Telomir-1, with two indications: (1) aiming to treat nicotine dependence and smoking cessation; and (2) as a weight loss treatment.

Moore has valued TELI under the assumption that Telomir-1 is its single project, therefore Moore accounted for expected income and expenses related to these indications alone and did not take into consideration developments that TELI might be performing in the future.

Another assumption made for the sake of the current valuation is that TELI will develop the two indications, Age Related Macular Degeneration (AMD) and breast cancer, on its own until the successful termination of the Phase II clinical trials and following that will seek for a business agreement with a large pharma company that will perform the Phase III clinical trials (on its own account) and after the successful conclusion of the trials will continue and market the finished products. TELI will be entitled to an upfront payment at the end of Phase II and royalties from the third-party revenues. The detailed analysis of the DCF Analysis can be reviewed in the valuation reports attached as Annex B to this proxy statement which is incorporated herein by reference.

Review of Available Markets for TELI

In its analysis, Moore based the potential of Telomir-1 on the total available market of its potential users for each of its two indications in the European markets from 2025 until 2045. For dry AMD, both in early and late stages, the potential market sizes are 555,848,000 and 115,079,000 respectively. The estimations of the Breast Cancer population are based on the incidence rates of Stages I - III breast cancer (as Telomir-1 is expected to only treat these stages) in the European female population in 2022, which amounted to 346,578,000.

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Moore then determined the market share of each indication, and the estimated revenue earned from each indication, assuming the list price of similar drugs in the European market. For breast cancer, Moore based the analysis on the current list prices of treatments that are close to actual treatments used nowadays. The chosen benchmark used for the price of the AMD treatment is based on two existing drugs that were recently approved by the FDA for the treatment of late-stage AMD, Syfovre (by Apellis) and Izervay (by Iveric Bio, a subsidiary of Astella). For breast cancer, the drug used as the benchmarks were Adjuvant (after surgery) and Neoadjuvant (before surgery). Revenues for the existing drugs are 70% of the list prices.

Moore assumed that TELI will be entitled to an upfront payment upon signing the agreement with a pharma company and, afterward, to royalties paid based on the revenues that this third party will generate from the sales of Telomir-1. The upfront and royalty rates assumed for each indication were an upfront amount of $30,000,000 based on a royalty rate of 10%. Moore also assumed that TELI will incur R&D expenses until the end of the Phase II clinical trials and G&A expenses throughout its lifespan. Also, TELI will finance the costs of the IND, Phase I, and Phase II clinical trials. For each of the indications, Telomir-1 is expected to assume a total of $16,017,000 of R&D costs through Phase III testing (collectively).

Summary of Analysis of TELI Valuation

Moore began its analysis through performing the income approach and the risk-adjusted net present value (rNPV) method. This method enhances standard DCF analysis by adjusting cash flow projections for the probability of success, i.e., adjusting for the probability of successfully advancing through clinical trials and regulatory approval. The rates used in the TELI valuation were based upon research performed and published by the Biotechnology Innovation Organization (BIO).

According to the rNPV method used in this valuation, all the revenues and expenses in the model are multiplied by the probability of success. The probability of success of TELI’s indication developments are for Phase I is 52%, Phase II 28.9%, and Phase III 57.8%. For the Company’s indications development, we used the ophthalmology (AMD) and Oncology (Breast Cancer) success rates from the above table. Also, the success rate in IND application is around 90%. According to the rNPV method used in this valuation, all the revenues and expenses in the model are multiplied by the probability of success, for instance, the AMD R&D expenses until Phase II are to be multiplied by the probability of success of the AMD Phase I (64.40%). Another example, Royalties revenue from Breast Cancer must be multiplied by the product of the probability of success of IND, Phase I, Phase II, Phase III and NDA (90.0% * 48.8% * 24.6% * 47.7% * 92.0% = 4.7%).

From the Pre-Tax Income, taxes at a rate of 21.5% (EU average company tax rate) were deducted. The net income resulting was then discounted at a rate of 30% and a terminal value rate of 2%.

Based on the above analysis, Moore determined that TELI’s value is $126.8 million. Moore determined that TELO’s value is $101.1 million based on a similar review of TELO’s available markets.

Review of Available Markets for TELO

In its analysis, Moore based the potential of Telomir-1 on the total available market of its potential users for each of its two indications in the USA, Canada and Mexico (North America) markets from 2025 until 2045. For dry AMD, both in early and late stages, the potential market sizes are 670,670,000 and 73,723,000 respectively. The estimations of the Breast Cancer population are based on the incidence rates of Stages I - III breast cancer (as Telomir-1 is expected to only treat these stages) in the North American female population from 2025 until 2045, which amounted to 7,805,000.

Moore then determined the market share of each indication, and the estimated revenue earned from each indication, assuming the list price of similar drugs in the European market. For breast cancer, Moore based the analysis on the current list prices of treatments that are close to actual treatments used nowadays. The chosen benchmark used for the price of the AMD treatment is based on two existing drugs that were recently approved by the FDA for the treatment of late-stage AMD, Syfovre (by Apellis) and Izervay (by Iveric Bio, a company of Astella). For breast cancer, the drug used as the benchmarks were Adjuvant (after surgery) and Neoadjuvant (before surgery). Revenues for the existing drugs are 70% of the list prices.

Moore assumed that TELO will be entitled to an upfront payment upon signing the agreement with a pharma company and, afterward, to royalties paid based on the revenues that this third party will generate from the sales of Telomir-1. The upfront and royalty rates assumed for each indication were an upfront amount of $30,000,000 based on a royalty rate of 10%. Moore also assumed that TELI will incur R&D expenses until the end of the Phase II clinical trials and G&A expenses throughout its lifespan. Also, TELI will finance the costs of the IND, Phase I, and Phase II clinical trials. For each of the indications, Telomir-1 is expected to assume a total of $16,017,000 of R&D costs through Phase III testing (collectively).

Summary of Analysis

Moore began its analysis through performing the income approach and the risk-adjusted net present value (rNPV) method. This method enhances standard DCF analysis by adjusting cash flow projections for the probability of success, i.e., adjusting for the probability of successfully advancing through clinical trials and regulatory approval. The rates used in the TELO valuation were based upon research performed and published by the Biotechnology Innovation Organization (BIO).

According to the rNPV method used in this valuation, all the revenues and expenses in the model are multiplied by the probability of success. The probability of success of TELO’s indication developments are for Phase I is 52%, Phase II 28.9%, and Phase III 57.8%. For the Company’s indications development, we used the ophthalmology (AMD) and Oncology (Breast Cancer) success rates from the above table. Also, the success rate in IND application is around 90% According to the rNPV method used in this valuation, all the revenues and expenses in the model are multiplied by the probability of success, for instance, the AMD R&D expenses until Phase II are to be multiplied by the probability of success of the AMD Phase I (64.40%). Another example, Royalties revenue from Breast Cancer must be multiplied by the product of the probability of success of IND, Phase I, Phase II, Phase III and NDA (90.0% * 48.8% * 24.6% * 47.7% * 92.0% = 4.7%).

From the Pre-Tax Income, taxes at a rate of 26.5% (US, Florida company tax rate) were deducted. The net income resulting was then discounted at a rate of 30% and a terminal value rate of 2%.

Based on the above analysis, Moore determined that TELO’s value is $101.1 million based on a similar review of TELO’s available markets.

You should carefully the valuation report of TELI Pharmaceuticals, Inc. attached as Annex B, the valuation report for Telomir Pharmaceuticals Inc. is attached as Annex C, and the fairness opinion for the Merger attached as Annex D of this proxy.

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Determination of Fairness of Exchange Ratio

In order to examine the fairness of the Exchange Ratio proposed in the Merger, Moore calculated the relative values of both companies, and then calculated each party’s relative part from the combined company (which was assumed to be at an aggregate value of TELO and TELI). Moore concluded that the Exchange Ratio is fair, from a financial point of view.

Background of Moore

The compensation paid to Moore for the valuation report and fairness opinion was $15,000. The study was performed by Tzach Kasuto, M.Sc. Mr. Kasuto is a partner at Moore. He has approximately 20 years of experience in consulting and management, including extensive experience in business, strategic and economic consulting. Mr. Kasuto holds a bachelor’s degree in economics and an MBA from Tel Aviv University. His areas of expertise include: company valuation, fairness opinions, common share valuations, purchase price allocations, employee stock option valuation, expert opinions, feasibility studies, and pricing analysis. In the last two years, there has been no relationship or understanding between Moore or its affiliates and TELI or its affiliates, nor was any compensation paid or payable to Moore, other than in connection with the fairness opinion and valuation reports.

The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by Moore. The preparation of a valuation report and fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Moore believes that the foregoing summary and its analyses, together with reviewing the annexed valuation report and fairness opinion in detail, must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion.

The order of analyses described does not represent the relative importance or weight given to those analyses by Moore. In arriving at its opinion, Moore did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, Moore considered the totality of the factors and analyses performed in determining its opinion. Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by Moore are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, Moore’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to the Companies.

Interests of the TELO Directors, Executive Officers and Affiliate Shareholders in the Merger

In considering the recommendation of the TELO Board with respect to the approval of the Merger Agreement, the Merger and the issuance of shares of TELO Common Stock as contemplated by the Merger Agreement, and the other matters to be acted upon by the TELO stockholders at the TELO Annual Meeting, the TELO stockholders should be aware that certain current and former members of the TELO Board, current and former executive officers of TELO, and current holders shares of TELO have interests in the Merger that may be different from, or in addition to, the interests of the TELO stockholders.

The TELO Board was aware of these potential conflicts of interest and considered them, among other matters, in reaching their respective decisions to approve the Merger Agreement and the Merger, and to recommend, as applicable, that TELO’s stockholders approve the proposals to be presented to TELO’s stockholders for consideration at the TELO Annual Meeting as contemplated by this proxy statement.

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Ownership Interests

As of November 18, 2025, TELO’s directors and executive officers (including affiliates) beneficially owned, in the aggregate approximately 18.76% of the outstanding shares of TELI. Approval of Proposals No. 1 requires the affirmative vote of a majority of the votes cast virtually or by proxy at the TELI Annual Meeting.

Beneficial Ownership of TELI

Several beneficial owners of TELI, including holders of the Warrants, are also related parties of TELO. For example, TELO’s Chief Executive Officer, Erez Aminov, and owner of 6,411,200 shares of TELO also holds a beneficial ownership interest of 12,169,710 shares, or 25.02%, on a fully diluted basis, of TELI. Furthermore, shares of TELO are held by several trusts or individuals, also own shares of TELI. Specifically, (i) Bayshore Trust, holders of 5,406,431 shares of TELO, on a fully diluted basis, hold 20,798,767 shares of TELI, or 42.67% on a fully diluted basis, and (ii) the Celeste J Williams Lifetime QTIP Trust holds of 1,853,659 shares of TELO and 1,000,000, or 2.6% shares of TELI.

MIRALOGX LLC

Each of TELO and TELI license their respective intellectual property from MIRALOGX LLC. Such license agreements call for cash royalty payments to MIRALOGX that begin upon the first revenue realized from the licensed products and that continue thereafter regardless of whether further revenues are received from such licensed products.

Merger-Related Compensation of Executive Officers

In connection with the approval of the Merger, the Board previously adopted an Executive Compensation Plan that provides for certain performance-based compensation arrangements for executive officers, including Erez Aminov, the Chief Executive Officer of TELO. These arrangements may be tied to the successful completion and overall value of the Merger. This would be separate from the shares of TELI Common Stock and Warrants issued to Mr. Aminov in connection with the Merger.

Structure

Under the Merger Agreement, Merger Sub, a wholly owned subsidiary of TELO formed in connection with the Merger, will merge with and into TELI, with TELI surviving as a wholly owned subsidiary of TELO. Following the Merger, TELO expects to continue to trade on The Nasdaq Capital Market under the symbol “TELO.”

Executive Officers of the Combined Company Following the Merger

Immediately following the Merger, the executive management team of the combined company is expected to remain the same as prior to the Merger, and be comprised of the following individuals with such additional officers as may be added by the combined company:

Name	Position with TELI

Erez Aminov	Chief Executive Officer

Alan Weichselbaum	Chief Financial Officer

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Directors of the Combined Company Following the Merger

Following the Merger, the combined company is expected to retain four of the current directors of TELO as were in office prior to the Merger, comprised of Matthew Pratt Whalen, CPA; Erez Aminov; Edward MacPherson, and Dr. Matthew Paul Del Giudice, with each until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal. The aforementioned board of directors will maintain its audit committee, compensation committee and nominating and corporate governance committee, in accordance with the Nasdaq rules.

Merger Consideration and Exchange Ratio

For a discussion of the merger consideration and the Exchange Ratio, please see the section titled “The Merger Agreement—Merger Consideration and Exchange Ratio.”

Accounting Treatment of Merger

TELO will account for the transaction as an asset purchase under the guidance provided in ASC 805-10-55-5 through ASC 805-10-55-9. TELO concluded that under the applicable rules, the Merger meets the criteria for an asset acquisition rather than a business combination. Neither TELO nor TELI has obtained a legal or tax opinion confirming that the Merger qualifies as a reorganization under Section 368(a) of the Code.

Material U.S. Federal Income Tax Consequences of the Merger

This summary is based upon current provisions of the Code, existing Treasury regulations, judicial decisions, and published rulings and administrative pronouncements of the IRS, all in effect as of the date hereof and all of which are subject to differing interpretations or change. Any such change or differing interpretation, which may be retroactive, could alter the tax consequences to TELO stockholders as described in this summary.

This discussion applies only to TELo stockholders who hold their TELO Capital Stock as a “capital asset” within the meaning of Section 1221 of the Code, and does not address all U.S. federal income tax consequences relevant to a TELI stockholder. In addition, it does not address consequences relevant to TELO stockholders that are subject to particular U.S. or non-U.S. tax rules, including, without limitation to TELO stockholders that are:

●	brokers, dealers or traders in securities; banks; insurance companies; other financial institutions; mutual funds;

●	real estate investment trusts; regulated investment companies; tax-exempt organizations or governmental organizations;

●	pass-through entities such as partnerships, S corporations, disregarded entities for federal income tax purposes and limited liability companies (and investors therein);

●	persons who are not U.S. holders (as defined below);

●	subject to the alternative minimum tax provisions of the Code;

●	persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction;

●	persons that have a functional currency other than the U.S. dollar;

●	persons who hold shares of TELI Capital Stock that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code;

●	persons who elect to apply the provisions of Section 1400Z-2 to any gains realized in the Merger;

●	persons who acquired their shares of TELI Capital Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code;

●	persons subject to special tax accounting rules as a result of any item of gross income with respect to TELI Capital Stock being taken into account in an “applicable financial statement” (as defined in the Code);

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●	persons deemed to sell TELI Capital Stock under the constructive sale provisions of the Code

●	persons who acquired their shares of TELI Capital Stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

●	certain expatriates or former citizens or long-term residents of the United States.

TELI stockholders subject to particular U.S. or non-U.S. tax rules that are described in this paragraph are urged to consult their own tax advisors regarding the consequences to them of the Merger.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds TELI Capital Stock, the U.S. federal income tax treatment of a partner in the partnership will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partnership or a partner of a partnership holding TELI Capital Stock or any other person not addressed by this discussion, you should consult your tax advisors regarding the tax consequences of the Merger.

In addition, the following discussion does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Merger, whether or not they are in connection with the Merger, including, without limitation, transactions in which shares of TELI Capital Stock are acquired or disposed of other than in exchange for shares of TELI Common Stock in the Merger; (b) the tax consequences to holders of options or warrants issued by TELI which are assumed in connection with the Merger; (c) the tax consequences of the ownership of shares of TELI Common Stock following the Merger; (d) any U.S. federal non-income tax consequences of the Merger, including estate, gift or other tax consequences; (e) any state, local or non-U.S. tax consequences of the Merger; or (f) the Medicare contribution tax on net investment income.

Definition of “U.S. Holder”

For purposes of this discussion, a “U.S. holder” is a beneficial owner of TELI Capital Stock that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;
●	a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
●	a trust if either (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of such trust, or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes; or
●	an estate, the income of which is subject to U.S. federal income tax regardless of its source.

Treatment of U.S. Holders in the Merger

If the Merger qualifies as a reorganization under Section 368(a) of the Code, TELI stockholders will not recognize gain or loss upon the exchange of their TELI Capital Stock for TELI Common Stock. TELI stockholders will obtain a basis in the TELI Common Stock they receive in the Merger equal to their basis in the TELI Capital Stock exchanged therefor. The holding period of the shares of TELI Common Stock received by an TELI stockholder in the Merger will include the holding period of the shares of TELI Capital Stock surrendered in exchange therefor (collectively, the “Intended Tax Treatment”).

If the Merger does not qualify as a reorganization within the meaning of Section 368(a) of the Code, then each U.S. holder will be treated as exchanging its TELI Capital Stock in a fully taxable transaction in exchange for TELI Common Stock. U.S. holders of TELI Capital Stock generally will recognize capital gain or loss in such exchange equal to the difference between (i) the sum of the fair market value of the TELI Common Stock received in the Merger and (ii) such holder’s tax basis in the TELI Capital Stock surrendered in the Merger. The aggregate tax basis of a U.S. holder in the TELI Common Stock received in the Merger will equal its fair market value at the Effective Time, and the holding period of TELI Common Stock received in the Merger will begin on the day after the Effective Time of the Merger.

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For purposes of the above discussion of the bases and holding periods for shares of TELI Capital Stock acquired by TELI stockholders at different times for different prices, such TELI stockholders must calculate their gains and losses and holding periods separately for each identifiable block of such TELI Capital Stock exchanged in the Merger.

Information Reporting

Each U.S. holder who receives shares of TELO Common Stock in the Merger is required to retain permanent records pertaining to the Merger, and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of all transferred property, and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. U.S. holders who owned immediately before the Merger at least one percent (by vote or value) of the total outstanding stock of TELO or securities of TELI with a basis of $1,000,000 or more are required to attach a statement to their tax returns for the year in which the Merger is consummated that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the U.S. holder’s tax basis in such holder’s TELI Capital Stock surrendered in the Merger, the fair market value of such stock, the date of the Merger and the name and employer identification number of each of TELI and TELI. U.S. holders are urged to consult with their tax advisors to comply with these rules.

Holders of TELI Capital Stock are urged to consult their tax advisors regarding the U.S. federal income tax consequences of the Merger in light of their personal circumstances and the consequences to them under state, local and non-U.S. tax laws and other federal tax laws.

Nasdaq Stock Market Listing

TELO has agreed to use commercially reasonable efforts (i) to maintain its existing listing on Nasdaq until the Effective Time and obtain approval of the listing of the combined company on Nasdaq, (ii) to the extent required by the rules and regulations of Nasdaq, to prepare and submit to Nasdaq a notification form for the listing of the shares of TELO Common Stock to be issued in connection with the TELI, and to cause such shares to be approved for listing (subject to official notice of issuance), and (iii) to the extent required by Nasdaq Marketplace Rule 5110, to file an initial Nasdaq Listing Application for the TELO Common Stock on Nasdaq and to cause such listing application to be conditionally approved prior to the Effective Time.

In addition, under the Merger Agreement, each of TELO’s and TELI’s obligation to complete the Merger is subject to the satisfaction or waiver by each of the parties, at or prior to the Closing, of various conditions, including that the shares of TELI Common Stock to be issued in the Merger have been approved for listing (subject to official notice of issuance) on Nasdaq as of the Closing.

THE MERGER AGREEMENT

The following is a summary of the material terms of the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference. The Merger Agreement has been attached to this proxy statement to provide you with information regarding its terms. It is not intended to provide any other factual information about TELO, TELI or Merger Sub. The following description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. You should refer to the full text of the Merger Agreement for details of the Merger and the terms and conditions of the Merger Agreement.

Parties to the Merger

The Agreement and Plan of Merger, dated November 20, 2025 (“Merger Agreement”), is entered into by and among TELO Pharmaceuticals, Inc., a Florida corporation, TELOPHARM Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of TELO (“Merger Sub”), and TELI. Merger Sub will merge with and into TELI, with TELI being the surviving corporation (the “Merger”).

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Form of the Merger

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein upon the consummation of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into TELI, with TELI continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of TELO. In the Merger, all of the issued and outstanding TELI Shares immediately prior to the Effective Time shall no longer be outstanding and shall be exchanged for and automatically converted into that certain number of fully paid and nonassessable TELIOCommon Stock as calculated in accordance with the terms of the Exchange Ratio. It is anticipated that the initial Exchange Ratio is estimated to result in TELI shareholders holding 50% of the issued and outstanding shares of TELO Common Shares.

Merger Consideration and Exchange Ratio.

At the Effective Time, each outstanding share of TELI Common Stock, will be converted into the right to receive such number of shares of common stock of TELO Common Stock, as is calculated in accordance with the Exchange Ratio, but in no instance will the amount of TELO Common Stock issued be greater than the number of outstanding TELO Common Stock as-of the closing date of the Merger. The Exchange Ratio is calculated using the relative company valuations of each of TELO and TELI, as determined by Moore (as further described herein). It is expected that shareholders of TELI will receive one share of TELI Common Stock for each share of TELO Common Stock held (the “Merger Share Consideration”). The TELO Common Stock issued as the consideration will not be registered for trading under the Securities Act.

In addition to the Merger Share Consideration, certain members of TELI collectively hold warrants to purchase a total of 14,250,000 TELI Common Stock (the “Warrants”). The Warrants are exercisable upon FDA acceptance of an Investigational New Drug (IND) application for Telomir at $2.00 per share, for a period of 10-years. At Closing, the Warrants will be converted to warrants to purchase Telomir Common Stock at similar terms as the Warrants.

Absence of Contingent Consideration

There are no contingent value rights, earnouts, or milestone payments associated with the merger consideration

Exchange Procedures

Pursuant to the terms of the Merger Agreement, prior to or at the Closing, TELO shall designate its transfer agent, or a depository, bank or trust company reasonably acceptable to TELI to act as the exchange agent in connection with the Merger, or the Exchange Agent, and enter into an exchange agreement, in a form reasonably acceptable to TELI, for the payment of the Merger Consideration. Prior to or substantially concurrently with the Effective Time, TELO shall deposit or cause to be deposited with the Exchange Agent, for the benefit of the holders of TELI Common Stock for exchange in accordance with the terms and conditions of the Merger Agreement through the Exchange Agent, the full number of TELO Common Stock, which shall be in uncertificated book entry form, issuable as Merger Consideration.

Completion and Effectiveness of the Merger

The Merger will be completed as promptly as practicable after all of the conditions to Closing are satisfied or waived, including the approval of the stockholders of TELO and of TELI, unless earlier terminated in accordance with the terms of the Merger Agreement. For more information on termination rights, see the section titled “The Merger Agreement—Termination.” TELO and TELI cannot predict the exact timing of the Closing because it is subject to various conditions.

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Conditions to the Merger

The completion of the Merger is subject to customary closing conditions, including but not limited to:

●	TELI shall have assets comprising any combination of cash and marketable securities with a total value of at least one million U.S. dollars (US$1,000,000).
●	Certain major shareholders of TELI (including Bayshore Trust and related parties) shall agree in advance to contribute an amount of assets or cash (or a combination of the two) totaling up to $5,000,000 to TELO, with $1,000,000 due at closing, $2,000,000 due upon IND acceptance by the FDA, and $2,000,000 due upon initiation of Phase 1/2. For purposes of determining the exchange ratio, the valuation of TELI shall not include the full $5,000,000 cash contribution.
●	There shall be no temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger issued by any court of competent jurisdiction or other governmental body of competent jurisdiction and that remains in effect, and no law may have made the consummation of the Merger illegal.
●	Approval of the Merger by the stockholders of both TELO and TELI.
●	NASDAQ shall not have objected to the consummation of the Merger and issuance of the Merger Consideration.
●	Receipt of all necessary regulatory approvals.
●	No material adverse changes occurring to the business or financial condition of either TELO or TELI.

TELI Capitalization on Closing

TELI shall have assets comprising any combination of cash and marketable securities with a total value of at least one million U.S. dollars (US$1,000,000).

Certain major shareholders of TELI (including Bayshore Trust and related parties) shall agree in advance to contribute an amount of assets or cash (or a combination of the two) totaling up to $5,000,000 to TELO, with $1,000,000 due at closing, $2,000,000 due upon IND acceptance by the FDA, and $2,000,000 due upon initiation of Phase 1/2. For purposes of determining the exchange ratio, the valuation of TELI does not include the full $5,000,000 cash contribution. The actual payments of such amounts following the milestone is not a condition to the closing of the Merger.

Approvals

The Board of Directors of TELO has unanimously approved the Merger Agreement and recommends that shareholders of TELO approve the Merger. Similarly, the Board of Directors of TELO has approved the Merger and recommends that its shareholders vote “FOR” the issuance of shares in connection with the Merger.

Termination

The Merger Agreement provides for termination under certain circumstances, including:

●	Mutual written consent of TELO and TELI
●	Failure to obtain shareholder approval by TELO and by TELI;
●	If the Closing has not occurred by December 31, 2025;
●	If a Governmental Entity has issued a final ruling prohibiting the Closing; and
●	By one party upon an uncured breach of the Merger Agreement by the other party.

Treatment of TELI Stock Options

TELI currently has no stock options outstanding.

Treatment of TELI Warrants

Under the terms of the Merger Agreement, each warrant to purchase shares of TELI Common Stock that is outstanding will be converted into and become a warrant to purchase shares of TELO Common Stock and TELO will assume each TELI warrant in accordance with its terms. In addition to the Merger Share Consideration, certain members of TELI collectively hold warrants to purchase a total of 14,250,000 TELI Common Stock (the “Warrants”). The Warrants are exercisable upon FDA acceptance of an Investigational New Drug (IND) application for Telomir at $2.00 per share, for a period of 10-years. At Closing, the Warrants will be converted to warrants to purchase Telomir Common Stock at similar terms as the Warrants.

Treatment of TELO Options, RSUs and Warrants

TELO’s outstanding options, RSUs and warrants will not be affected by the Merger.

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Representations and Warranties

The Merger Agreement contains representations and warranties that TELO and Merger Sub, on the one hand, and TELI, on the other hand, have made to one another as of specific dates. These representations and warranties have been made for the benefit of the other parties to the Merger Agreement and may be intended not as statements of fact but rather as a way of allocating the risk to one of the parties if such statements made in the representations and warranties prove to be incorrect. Accordingly, you should not rely on the representations and warranties as current characterizations of factual information about TELO, TELI or Merger Sub, because they were made as of specific dates, may be intended merely as a risk allocation mechanism between TELI and Merger Sub on the one hand, and TELI on the other hand.

Management Following the Merger

Following the Merger, the combined company is expected to retain four of the current directors of TELO as were in office prior to the Merger, comprised of Matthew Pratt Whalen, CPA; Erez Aminov; Edward MacPherson, and Dr. Matthew Paul Del Giudice, with each until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal

Regulatory Approvals

We are not aware of any federal, state, local or foreign regulatory requirements that must be complied with or approvals that must be obtained prior to completion of the merger pursuant to the merger agreement, other than compliance with applicable federal and state securities laws, the filing of articles of merger as required under the Florida Business Corporation Act and various state governmental authorizations.

Appraisal Rights and Dissenters’ Rights

Pursuant to Section 607.1302 of the Florida Business Corporation Act, the shareholders of TELO will not be entitled to appraisal rights or dissenters rights as a result of the merger.

Additional Information

For a detailed description of the Merger Agreement, including representations, warranties, covenants, and other terms, please refer to the full text of the Merger Agreement filed as Annex A to this Proxy Statement.

Pro Forma Financial Statements of TELO Following the Merger

The summary financial statements of TELO for the nine months ended September 30, 2025 and pro forma financial statements for TELO following the Merger have been derived from our unaudited financial statements not included in this prospectus but included in our Form 10-Q filed for the third quarter of 2025. The pro-forma financial statements include a preliminary estimate of 34,380,950 shares to be issued to TELI in the Merger, and a price per TELO share of $1.31, representing the closing price of TELO on the Nasdaq Stock Exchange on November 25, 2025:

	TELO	TELI	Closing
	As of September 30,
	2025	2025	2025
ASSETS
Current assets:
Cash and marketable securities	$7,329,298	$1,000,000	$8,329,298
Prepaid expenses	72,819	-	72,819
Total current assets	7,402,117	1,000,000	8,402,117

Total assets	$7,402,117	$1,000,000	$8,402,117

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:	$422,807	$-	$422,807
Total liabilities	$422,807	$-	$422,807

Stockholders' Equity (Deficit)
Common Stock	$-	-	$-
Additional paid-in capital	45,928,180	1,000,000	$46,928,180
Accumulated deficit	(38,948,870)	-	(38,948,870)
Total stockholders' equity	$6,979,310	1,000,000	7,979,310
Total liabilities and stockholders' equity	$7,402,117	$1,000,000	$8,402,117

	TELO	TELI	TELO
	For the nine months ended September 30,	For the nine months ended September 30,	Deemed Dividend	Closing
	2025	2025	2025	2025

Revenues	$-	$-	$-	$-

Operating Costs	8,404,168	-	-	8,404,168
Total operating costs	8,404,168	-	-	8,404,168

Other income (expense)	52,156	-	-	52,156
Net loss	$(8,352,012)	$-	$-	$(8,352,012)
Deemed dividend	$-	$-	$(44,039,045)	$(44,039,045)
Net loss attributable to common shareholders	$-	$-	$(44,039,045)	$(52,391,056)

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On November 20, 2025, we entered into a binding letter of intent (the “LOI”) with Telomir Pharmaceuticals, Inc. Inc. (“TELI”), a privately held Delaware corporation, which is a related party due to certain common shareholders and licensor, to acquire TELI through a stock-for-stock merger with Telipharm Acquisition, Inc., our merger subsidiary. TELI will be the survivor of this merger and will become our wholly owned subsidiary.

The transaction will be recorded as an asset acquisition from a related party at acquired cost basis with two assets to be acquired, the license agreement and $1,000,000 in cash or marketable securities. TELI is a newly formed legal entity with no revenue, no employees, no facilities, and no infrastructure. TELI has no operating history, with no revenues and expenses. TELI’s assets as of the Merger Date will consist exclusively of the $1,000,000 in cash or marketable securities and the Telo-1 license agreement with MIRALOGX. MIRALOGX is the licensor of TELO’s and TELI’s rights to Telomir-1. MIRALOGX is a separate intellectual property development company owned by the Bayshore Trust. The Bayshore Trust is also TELI’s largest stockholder. The license agreement grants rights to develop and commercialize the Telomir-1 compound in the United Arab Amirates, Australia, Canada, China, European Union, Israel, India, Japan, South Korea, Mexico, Argentina, Taiwan and Uruguay. No other tangible or intangible assets, such as equipment, customer relationships, or developed technologies, will be transferred. The TELI entity lacks any organized workforce, contractual arrangements with third parties, or operational infrastructure necessary to apply processes to inputs in a way that could generate outputs. There are no employees, and the exclusive license is not accompanied by any documented processes, proprietary manufacturing methods, or other intangible capabilities that could be applied to generate economic returns. Accordingly, the acquired asset will not qualify as a business under the definitions in ASC 805 and SEC Regulation S-X, Article 11 and therefore for accounting purposes will be treated as an asset acquisition from a related party under the guidance in SEC Staff Accounting Bulletin 5-G.

The contingent consideration to TELO in the transaction consists of two possible payments. Certain shareholders of TELI will agree to provide $2 million upon FDA acceptance of an Investigational New Drug (IND) application for Telomir-1, and $2 million upon initiation of a Phase 1/2 study.

Upon Closing, we will issue a certain number of new common shares and warrants in TELO to the TELI shareholders and warrant holders, as specified in the Merger Agreement. Immediately following the Merger, the pre-Merger equity holders of TELO are expected to hold approximately 50% of the outstanding shares of TELO Common Stock and the pre-Merger equity holders of TELI are expected to hold approximately 50% of the outstanding shares of TELO Common Stock. As specified in the Merger Agreement, the number of shares to be issued cannot exceed the number of TELO shares outstanding prior to the merger. The Company had 34,380,971 shares outstanding as of November 20, 2025. The final number of shares to be issued will be determined in the Closing of the Merger. For illustrative purposes, the pro forma financial statements assume that 34,380,950 shares in TELO will be issued to the TELI shareholders, valued at $1.31, the Closing Price on November 25, 2025. The excess fair value of the TELO common shares issued over the $1,000,000 net assets received will be reflected as a deemed dividend with a charge to additional paid-in capital of $44,039,045. In addition to the Merger Consideration, Erez Aminov and Bayshore Trust, shareholders of TELI, hold 4,250,000 and 10,000,000 warrants, respectively, to purchase TELI Common Stock (the “Warrants”). The Warrants are exercisable upon FDA acceptance of an Investigational New Drug (IND) application for Telomir at $2.00 per share, for a period of 10-years. At Closing, the Warrants will be exchanged for warrants to purchase Telomir Common Stock at similar terms as the TELI warrants.

DESCRIPTION OF TELI’S BUSINESS

Overview

TELI Pharmaceuticals, Inc. (“TELI”) is a preclinical-stage company and the exclusive licensee for the international rights of Telomir-1. Telomir-1 is being advanced across oncology and age-related diseases based on its differentiated ability to modify cellular metal-ion balance, restore tumor suppressor functions, and reprogram gene control.

Mechanism of Action of Telomir-1

TELO, a pre-clinical biotechnology company, is the exclusive licensor of Telomir-1 in the United States. Telomir-1 is a novel oral small molecule metal ion regulator designed to extend telomere caps, maintain cellular balance, and combat oxidative stress, a key driver of aging and disease progression. By modulating essential metal ions such as iron, and copper, Telomir-1 may help protect against age-related conditions, including Cancer, Progeria (a rare genetic disorder that causes rapid aging in children), Wilson’s disease (a genetic disorder leading to toxic copper buildup in the body), and Age-related Macular Degeneration (AMD), as well as Type 2 Diabetes and Alzheimer’s disease. By reversing oxidative stress, Telomir-1 may help strengthen immune resilience and reduce disease severity, offering broad therapeutic potential across both age-related and infectious diseases.

Telomeres are repetitive DNA sequences at the end of chromosomes that protect the chromosomes from becoming frayed or tangled. Each time a cell divides, the telomeres become slightly shorter, and eventually they become so short that the cell can no longer divide, with the result being that the cell dies. Effectively, telomeres protect the ends of our chromosomes by forming a cap, much like the plastic tip on shoelaces, thereby allowing the chromosome to be replaced properly during cell division. If demonstrated by future clinical trials and approved by the U.S. Food and Drug Administration, or FDA, we believe Telomir-1 may protect variable cells by elongating and stimulating the telomeres to sustain self-renewal and longevity.

Based on our preclinical studies, we have gathered experimental evidence suggesting that Telomir-1 may act as a regulator of essential metal ions such as iron, zinc, and copper. While these trace elements are critical for various physiological functions, imbalances—whether due to excess or deficiency —can drive oxidative stress and enzymatic activities, leading to cellular damage, telomere shortening, and accelerated aging. This oxidative burden is also linked to age-related conditions and certain cancers. In October 2025, Telomir-1 displayed the potential to decrease the viability of aggressive triple-negative breast cancer (TNBC) cells - a highly invasive form of breast cancer that lacks hormone and HER2 receptors, offers limited treatment options, and carries one of the poorest survival rates among breast cancer subtypes.

Telomir-1 is currently undergoing preclinical investigation, with the goal of submitting an Investigational New Drug (IND) application to the FDA. If accepted, this submission  would enable progression to human clinical trials. Our research focuses on Telomir-1’s potential to interrupt, regulate, and prevent inflammatory pathways and enzymatic intracellular processes responsible for cellular metal imbalances. Preliminary studies suggest that Telomir-1 may achieve these outcomes by selectively binding to and exchanging between metal ions in a form- and dose-dependent manner, slowing enzyme reactivity, and preserving cellular functions. If clinical trials demonstrate its efficacy and it gains FDA and other regulatory approvals, we believe Telomir-1 could serve as a non-toxic, orally administered ion-overload regulator with the potential to balance enzyme and pathway overactivity caused by excessive metal reactivity.

To date, we have completed multiple preclinical studies on Telomir-1, including those demonstrating that Telomir-1 is non-mutagenic and possesses strong biological and metal-binding properties (Graphic 1). Using various methodologies, including chemical and biological activity, as well as toxicity studies, we continue to uncover evidence supporting Telomir-1’s potential to address metal-overload conditions. Additionally, recent studies have confirmed that Telomir-1 exhibits strong binding affinities for copper and iron, with reduced binding affinity for zinc and is capable to reduce intracellular iron from living cells.

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Graphic 1: Telomir-1 is capable binding to several metal ions

We collaborate with third-party organizations to conduct research and advance development efforts. One such partner, We work with Recipharm and Smart Assays to assess Telomir-1’s binding properties and investigate ion competition and exchange under varying conditions, further refining its therapeutic potential.

An example of these findings is illustrated in the Graphic 2 below, created in collaboration with Smart Assays Biotechnologies Ltd. The figure depicts the concentration of free iron (Fe²⁺) in the presence of Telomir-1 (T1) and various ions. When Telomir-1 is introduced, the concentration of free iron decreases (indicated by the shift from the blue point to the orange point). This is direct evidence for the binding of iron to T1, reducing its free ion concertation in the solution. However, the addition of copper (Cu²⁺) at varying concentrations leads to an exchange between bound iron and copper, resulting in the release of previously bound iron and restoration of free iron levels in solution. This is evidenced by an increase in free iron concentration, corresponding to the amount of copper added. In contrast, zinc does not induce an exchange effect on the binding of iron to Telomir-1, indicating a lower affinity of Zinc to Telomir-1.

Graphic 2: Telomir-1 is binding to iron. Copper, but not zinc can replace bound iron by Telomir-1

Telomir-1’s therapeutic rationale in cancer lies in its integrated targeting of two cancer hallmarks: dysregulated metal metabolism and epigenetic silencing of tumor-suppressor genes. Its primary targets are iron-dependent histone demethylase enzymes (KDM2A, KDM2B, KDM6B), which are overexpressed in many cancers and drive transcriptional reprogramming. By inhibiting these enzymes, Telomir-1 restores balanced epigenetic control — reactivating silenced tumor suppressors such as MASPIN/SERPINB5, RASSF1A, STAT1, CASP8, and GSTP1 and reducing oncogenic drivers (e.g., CDKN2A).

In laboratory studies using human TNBC cells, Telomir-1 caused a dose-dependent decrease in cell viability, accompanied by shutdown of cellular-energy pathways and mitochondrial function. The effect was reversed by iron supplementation, confirming iron-dependent activity. These findings suggest that Telomir-1 may restore the body’s natural “kill-and-clean” defenses by rebalancing apoptosis, detoxification, and metabolic regulation through coordinated effects on iron homeostasis and epigenetic control.

Our Market Opportunity and Market Advantage

The international market opportunity for Telomir-1 is significant, driven by rising global incidence of breast cancer and the increased demand for therapies addressing age-related diseases. The global breast cancer therapeutics market was valued at USD 31.5 billion in 2024 and is projected to reach USD 71.3 billion by 2034, a compound annual growth rate (CAGR) of 8.5% (Breast Cancer Therapeutics Market Size – Trends Analysis Report, 2034). Breast cancer now represents over 25% of new female cancer cases and 11.7% of all new cancers worldwide, contributing approximately $1.96 trillion to the projected $25.2 trillion global economic cost of cancer by 2050 (https://jamanetwork.com/journals/jamaoncology/fullarticle/2801798).

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Globally, breast cancer is the most common cancer in women in 157 of 185 countries. The rising incidence drives increasing demand for treatment services—from surgery, radiation and systemic therapy, to supportive and palliative care. One market-report estimates the total global breast cancer treatment market to grow from USD ≈ 19.24 billion in 2019 to about USD 34.06 billion by 2026, at ~8.5 % CAGR. [PR Newswire] In many regions outside North America, the growth is especially rapid: for example, in Asia-Pacific countries the breast cancer therapeutics market is projected to expand strongly (e.g., India with a CAGR ~15.9%, China ~14.4%) according to one dataset.

Regional differences in demand and treatment dynamics

While demand is global, the character of demand differs significantly by region.

Europe: Europe holds a strong share of the global market. For example, one report shows Europe accounting for roughly 28 % of the global breast cancer drugs market. [Global Growth Insights] In mature European health systems, demand is driven by early detection, access to advanced therapies, and demographic shifts (ageing population).

Asia-Pacific: This region is emerging as a high-growth zone for breast cancer treatment demand. One report states Asia-Pacific holds around 24 % of the global breast cancer diagnostics market in 2025. [Global Growth Insights]. In major countries like China and India, the rising incidence, expanding healthcare infrastructure, and increasing awareness are creating large treatment demand. For example, China’s breast-cancer therapeutics market in 2022 was estimated at USD 146.3 billion (in one data table) with growth forecast to 2030. [Insights 10]

Latin America / Central & South America: Though less extensively profiled in some reports, emerging markets like Brazil are showing significant growth potential — one table lists Brazil’s 2022 therapeutics market for breast cancer at USD 45.5 billion and a forecast to around USD 128.9 billion by 2030. [Insights 10]

Middle East & Africa: In the United Arab Emirates, Breast cancer represents 20% of all malignant cases and 9.6% of cancer-related deaths (Al-Awadhi et al., 2024). NCDs account for 80% of morbidity and 65% of mortality, costing the UAE economy AED 40 billion annually, equivalent to 2.7% of GDP (UAE PHC Costing Report, 2023). National investments in oncology and precision medicine position the UAE as an emerging hub for advanced therapeutics.

Drivers of increased treatment demand

Several factors are converging globally to raise demand for breast cancer treatment:

●	Rising incidence and prevalence: With more women being diagnosed (and surviving longer), the need for treatment rises.
●	Ageing populations: As many countries’ populations age, breast cancer — which increases with age — becomes more common.
●	Improved detection and awareness: Greater screening and awareness mean more cases detected (including earlier), which leads to more treatment need.
●	Expansion of treatment options: The growing availability of targeted therapies, biologics, and immunotherapies means more patients are eligible for (and demand) more advanced treatments. For example, reports show increased adoption of biosimilars and targeted drugs in Asia-Pacific. [Global Growth Insights]
●	Healthcare infrastructure investments: In many emerging markets, governments and private sectors are building up oncology services, which in turn increases capacity to treat more patients and thus increases demand.

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Implications for healthcare systems and market opportunity

From the demand side, here are several implications:

Market growth potential: For pharmaceutical companies, device makers, and diagnostics firms, non-U.S. markets represent major growth opportunities. The forecasted rapid growth in Asia-Pacific, Latin America, and even Middle East/Africa underscores this.

Need for tailored solutions: Because of resource constraints, demand in many countries is for cost-effective therapies, diagnostics, and delivery models (for example, simplified screening, low-cost treatment regimens, task-shifting models).

Health system strengthening: The increasing demand for breast cancer treatment places pressure on health systems outside the U.S., including needs for workforce training (oncologists, radiologists, pathologists), equipment, supply chains (for drugs and consumables), and reimbursement mechanisms.

Equity and access concerns: With rising demand, there’s a risk that disparities widen: patients in urban or higher-income regions will access modern treatments, while those in rural or low-income areas might be left behind. Addressing these equity issues is critical.

Public health and prevention: Because treatment demand is growing, complementary efforts in early detection, awareness campaigns, and prevention become increasingly important — earlier detection often means simpler, less costly treatments and better outcomes.

Competitors for Breast Cancer Treatment

There are several potential pharmaceutical companies that we deem as competitors actively developing breast cancer treatment drugs internationally. These companies include:

●	Roche Holding AG ((ROG.SW)) – Roche has developed Herceptin, which was approved by the FDA in 2023. The first HER2-targeted therapy, for HER2-positive breast cancer. Herceptin was first FDA-approved in September 1998 to treat HER2-positive metastatic breast cancer. It was later approved in 2006 for early-stage HER2-positive breast cancer and in 2010 for HER2-positive metastatic stomach cancer. A new formulation for subcutaneous injection was approved in 2019. Additionally, Roche developed Kadcyla, a HER2-targeted antibody-drug conjugate (ADC) for HER2-positive breast cancer.

●	Pfizer Inc. (NYSE: PFE) – Pfizer has developed Ibrance, a CDK4/6 inhibitor, used for hormone receptor (HR)+, HER2- negative advanced/metastatic breast cancer. Ibrance (palbociclib) received its first FDA approval in February 2015 via accelerated approval for postmenopausal women with HR+, HER2- advanced or metastatic breast cancer. It later gained regular approval in combination with letrozole in March 2017 and received a second regular approval in February 2016 for use with fulvestrant after disease progression on endocrine therapy. In 2019, the approval was expanded to include men with the same type of breast cancer.

●	Eli Lilly and Company (NYSE: LLY) – LLY is developing Verzenio, another CDK4/6 inhibitor for HR+, HER2- breast cancer. The FDA has approved Verzenio (abemaciclib) for the treatment of certain types of high-risk, early-stage breast cancer. The most recent expansion was in March 2023.

●	NovartisAG (SWX:NOV) – NOV has developed Kisqali, also a CDK4/6 inhibitor, used in HR+/HER2- breast cancer.

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Treatment-Market for Age-Related Macular Degeneration (AMD)

Telomir-1 also has shown the potential within zebrafish to treat age-related macular degeneration (AMD), a medical condition resulting in may result in blurred or no vision in the center of the visual field.

The global market for AMD treatment is substantial and growing. According to one source, the global market was valued at approximately US$9.9 billion in 2024, with a projected rise to about US$15.8 billion by 2033.In Europe the market is forecast to grow at a compound annual growth rate (CAGR) around 6-8%, while in the Asia-Pacific region, higher growth rates (around 9.5% or more) are anticipated thanks to rising ageing populations and expanding healthcare access.

Beyond numbers, key trends are emerging:

●	A shift toward newer therapies (e.g., gene therapy, stem cell approaches) though many remain early-stage.
●	Increased uptake of advanced diagnostics and delivery approaches (e.g., longer-interval dosing, sustained-release injections) particularly in more developed markets.
●	Growing pressure in cost and reimbursement in many non-US markets as payers push for value given the high cost of anti-VEGF and other therapies.

Regional variations & opportunities

Europe: Europe is a mature market with strong healthcare infrastructure, established reimbursement systems, and a large elderly cohort. Reports show Europe at a market size of around US$3.8 billion in 2025 for AMD treatment, with a forecast CAGR ~8.2%. Because access is generally better and regulatory approval pathways well defined (via the European Medicines Agency), the pace of new therapy adoption is relatively strong.

Asia-Pacific: This region is seen as a high-potential growth area. In some estimates, Asia-Pacific is projected to grow at ~9½ % CAGR through 2030. Key factors include rapidly ageing populations in countries such as Japan, China, India; increasing demand for eye care services; improved diagnostics; rising healthcare expenditure; and expanding penetration of therapies which in the past may have been less widely available. Alternatively, challenges include variability in access, reimbursement, and affordability across countries.

Middle East & Africa / Latin America: These regions currently represent smaller shares of the global market (for example, the Middle East is estimated at only ~2% of global AMD treatment revenue in 2025 per one source) but are projected to grow at higher rates (e.g., ~10.5% CAGR in the Middle East) as healthcare systems strengthen and awareness rises.

Key growth drivers and constraints

Drivers:

●	Ageing populations worldwide mean more patients with AMD, increasing treatment demand
●	Technological & therapeutic innovation: new treatment modalities (gene therapies, sustained release) create growth beyond legacy therapies.
●	Improved access & diagnostics in emerging markets: as more patients are diagnosed early and seek treatment, penetration rises.
●	Shift toward hospitals and specialist care settings, which may increase uptake of advanced therapies.

Constraints/challenges:

●	High cost of therapies: many AMD treatments are expensive, and in non-US markets reimbursement/coverage may lag.
●	Variability in healthcare infrastructure and access: in less developed regions or rural areas, access to retinal specialists or regular intravitreal injections may be limited.

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●	Market saturation in developed regions for standard therapies: in Europe and developed Asia Pacific markets, many patients may already be treated, so further growth depends on breakthrough therapies or expanding indications.
●	Regulatory and reimbursement hurdles for novel therapies: especially in markets with tighter budget constraints, adoption of new modalities may be slower.

Implications & outlook for non-US markets

For companies, non-US markets present both mature (e.g., Europe, Japan) and emerging (Asia-Pacific, Latin America, Middle East) opportunities. In mature markets, the emphasis will be on differentiation — offering therapies with fewer injections, longer intervals, better outcomes, or improved convenience. In emerging markets, the emphasis will be on access — making therapies affordable, strengthening diagnostics, expanding specialist networks, and addressing underserved patient populations.

From a strategic viewpoint, supply chain, pricing strategy, reimbursement negotiation, localization (e.g., country-specific clinical data, partnerships with local ophthalmology networks) will be essential. Also, given the forecasted growth rates outside the U.S., companies may increasingly tilt allocation of resources (R&D, commercialization) toward global markets rather than just U.S. alone.

Overall, while the U.S remains a large and influential market, treatment of AMD outside the U.S. is increasingly important: it is growing steadily, has region-specific dynamics, and is becoming more heterogeneous in terms of both challenge and opportunity.

Regulation

Regulation and Procedures Governing Approval of Medicinal Products in the European Union and the UK

The EU, and the UK comprehensively regulate, among other things, the development, manufacturing, placing on the market, advertising, distribution, import and export of medicinal products. Particularly, the placing on the market of a medicinal product for human use in the EU requires a marketing authorization (MA). Main Provisions governing medicinal products in the EU are Directive 2001/83/EC and Regulation (EC) No 726/2004 (each as amended). Regulation (EC) No 141/2000 and Regulation (EC) No. 847/2000 (each as amended) are also of particular relevance for orphan medicinal products. While directives need to be transposed into national law by member states of the EU (EU Member States) before they are applicable, regulations directly apply in the EU Member States once these have been enacted. The process governing approval of MA applications (MAA) for the placing on the market of medicinal products in the EU and the UK generally follows the same lines as in the U.S. It entails satisfactory completion of pharmaceutical development, pre-clinical trials and adequate and well-controlled clinical trials to establish the safety and efficacy of the medicinal product for each proposed indication. The EU also requires the submission to relevant competent authorities for clinical trials authorization and to the European Medicines Agency (EMA) or to competent authorities in EU member states and granting of such MA by the EU Commission or relevant national authorities before the medicinal product can be marketed and sold in the EU or the relevant EU Member States. The below mentioned principles and rules generally apply within the EEA, i.e., the EU including Iceland, Liechtenstein and Norway.

Following the UK’s departure from the EU, a separate MA is required from the Medicines and Healthcare Products Regulatory Agency (the MHRA), the UK medicines regulator, in order to place medicinal products on the market in the Great Britain (England, Wales and Scotland), which has been extended to Northern Ireland following the Windsor Framework having taken effect (see below)). Under the recently introduced International Recognition Procedure (IRP), the MHRA may take into account decisions from the EMA (and certain other international regulators) when considering an application for an MA. In respect of Northern Ireland, the UK government and the EU have agreed to replace the Northern Ireland Protocol (pursuant to which the EU regulatory framework continued to apply to Northern Ireland) with the ‘Windsor Framework’. Under the Windsor Framework, the MHRA is responsible for approving all medicinal products destined for the entire UK market (including Northern Ireland), and the EMA no longer has any role in approving medicinal products destined for Northern Ireland. The medicines aspects of the Windsor Framework came into force on January 1, 2025.Clinical Trial Approval. Both non-clinical and clinical data are generally required to support an MA for a medicinal product in the EU. Non-clinical investigations are performed to demonstrate the health or environmental safety of new biological substances. Non-clinical (pharmaco-toxicological) investigations must generally be conducted in compliance with the principles of good laboratory practice (GLP) as set forth in EU Directive 2004/10/EC (as amended).Clinical trials are comprehensively regulated under the Clinical Trials Regulation (EU) No 536/2014 (CTR), which entered into application on January 31, 2022, and (gradually) replaces the Clinical Trials Directive 2001/20/EC (CTD).

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By January 30, 2025, all still ongoing clinical trials under the CTD must be transitioned to the CTR. The CTR, aims to simplify and streamline the approval of clinical trials in the EU. As before, many of the legal obligations are on the so-called sponsor, which is defined as the individual, company, institution, or organization that takes responsibility for the initiation, for the management and for setting up the financing of a clinical trial. The sponsor must obtain an authorization from the competent authority in the EU Member State(s) in which the clinical trial will be conducted as well as an approval from the competent national ethics committee in accordance with relevant national legislation in each of the relevant member states, before the commencement of such clinical trial. The CTR also imposes requirements, among others, regarding the conduct of a clinical trial (which must be conducted in accordance with the protocol and good clinical practice to generate acceptable data for MA submission), safety reporting of adverse events and reactions, changes to clinical trials, protection and informed consent of clinical trial subjects. Clinical trials conducted outside the EEA must follow the principles set forth in EU legislation if their results are to be submitted in an application for an MA in the EU.

Before its exit from the EU, the UK implemented the CTD into national law through the Medicines for Human Use (Clinical Trials) Regulations 2004 (as amended). The entry into application of the CTR took place after the UK’s departure from the EU, so it does not apply to Great Britain. The MHRA ran a consultation on reforms to the UK clinical trials legislation, the outcome of which was published in March 2023. New draft legislation was laid for consideration before the UK Parliament in mid-December 2024. The draft regulations include a 12-month implementation period. The UK’s new clinical trials regime is therefore expected to come into force in early 2026 or thereafter.

Orphan Designation and Exclusivity

Regulation (EC) No. 141/2000 and Regulation (EC) No. 847/2000 (each as amended) provide that a product can be designated as an orphan medicinal product by the EU Commission if its sponsor can establish: (i) that the product is intended for the diagnosis, prevention or treatment of a life-threatening or chronically debilitating condition, (ii) either (a) the prevalence of the condition is not more than five in ten thousand persons in the EU when the application is made, or (b) without incentives it is unlikely that the marketing of the product in the EU would generate sufficient return to justify the necessary investment in its development and (iii) there exists no satisfactory method of diagnosis, prevention, or treatment of the condition in question that has been authorized in the EU or, if such method exists, the product has to be of a significant benefit compared to products available for the condition.

An orphan designation provides a number of benefits, including fee reductions and, regulatory assistance. If an MA is granted for an orphan medicinal product, this generally results in a ten-year period of market exclusivity for the approved orphan indication. It is, however, not possible to combine non-orphan and orphan indications within the same MA. Thus, for non-orphan indications treated with the same active pharmaceutical ingredient, a separate MA has to be sought. Alternatively, the orphan designation may be waived to allow for the addition of non-orphan indications to an existing MA. As a result, the approved medicinal product would no longer profit from the orphan designation’s benefits. During an orphan medicinal product’s market exclusivity period, neither the EMA, the EU Commission nor the EU Member States can accept an application or grant an MA for a “similar medicinal product.” A “similar medicinal product”, i.e., a medicinal product containing a similar active substance or substances as contained in an authorized orphan medicinal product, and which is intended for the same therapeutic indication. The market exclusivity period for the authorized therapeutic indication may, however, be reduced to six years if, at the end of the fifth year, it is established that the product no longer meets the criteria for orphan designation. For orphan medicinal products intended for pediatric use, the market exclusivity period may be prolonged by additional two years if they are authorized with a pediatric indication based on the results from studies conducted under an EMA-approved pediatric investigation plan or if they are authorized without a pediatric indication but the results of the studies conducted under the EMA-approved pediatric investigation plan are reflected in the summary of product characteristic and, if appropriate, in the package leaflet. Market exclusivity may also be revoked in very select cases, such as if (i) it is established that a similar medicinal product is safer, more effective or otherwise clinically superior; (ii) the MA holder (MAH) for the authorized orphan medicinal product consents to the second orphan application; or (iii) the MA holder for the authorized orphan medicinal product cannot supply sufficient quantities. Orphan designation must be requested before submitting an MAA and is reconfirmed during the MAA process. Orphan designation does not convey any advantage in, or shorten the duration of, the regulatory review and MA approval process.

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Since January 1, 2021, a separate process for orphan designation has applied in Great Britain. There is no pre-marketing authorization orphan designation (as there is in the EU) and the application for orphan designation is reviewed by the MHRA, at the time of an MAA for a UK or Great Britain marketing authorization. Until January 1, 2025, a UK-wide orphan MAA could only be considered in the absence of an active EU orphan designation. From January 1, 2025, MAs granted for products that fulfil UK orphan criteria are valid UK-wide (including in Northern Ireland), regardless of whether there is an EU orphan designation or EU authorization as an orphan medicinal product. The criteria are the same as in the EU and, following implementation of the Windsor Framework from January 1, 2025, apply to the whole of the UK. The criteria are that: the medicine must be intended for the treatment, prevention or diagnosis of life-threatening or chronically debilitating diseases; the prevalence of the condition must be no more than five in 10,000 persons in the UK or it must be unlikely that the medicine’s marketing would generate sufficient returns to justify the investment needed for its development; and there must be no satisfactory method of diagnosis, prevention or treatment of the condition concerned in the UK, or if such method exists the medicine must be of significant benefit to those affected by the condition.

Marketing Authorization

To obtain an MA for a medicinal product under the EU regulatory framework, an applicant must submit an MAA, either to the EMA using the centralized procedure or to competent authorities in the EU Member States using the other procedures (decentralized procedure, national procedure, or mutual recognition procedure). An MA may be granted only to an applicant established in the EU. Regulation (EC) No. 1901/2006 provides that prior to obtaining an MA in the EU, an applicant must demonstrate compliance with all measures included in an EMA-approved pediatric investigation plan, covering all subsets of the pediatric population, unless the EMA has granted a product-specific waiver, class waiver, or a deferral for one or more of the measures included in the pediatric investigation plan.

The centralized procedure provides for the grant of a single MA by the EU Commission that is valid for all EEA Member States. Pursuant to Regulation (EC) No. 726/2004 (as amended), the centralized procedure is compulsory for specific products, including for medicines produced by certain biotechnological processes, products designated as orphan medicinal products, advanced therapy medicinal products (gene therapy, somatic cell therapy or tissue engineered products) and products with a new active substance indicated for the treatment of certain diseases, including products for the treatment of cancer and auto-immune diseases and other immune dysfunctions and neurodegenerative disorders. The centralized procedure is optional for certain other medicinal products.

Under the centralized procedure, the EMA’s Committee for Medicinal Products for Human Use (CHMP) is responsible for conducting the assessment of a product to define its risk/benefit profile. The CHMP recommendation is then sent to the EU Commission, which adopts a decision binding in all EEA Member States. Under the centralized procedure, the maximum timeframe for the evaluation of an MA application is 210 days, excluding clock stops when additional information or written or oral explanation is to be provided by the applicant in response to questions asked by the CHMP, which can considerably extend the 210 days. Accelerated evaluation (150 days excluding clock stops) may be granted by the CHMP in exceptional cases, when a medicinal product is of major interest from the point of view of public health and, in particular, from the viewpoint of therapeutic innovation. MAs have an initial validity for five years, in principle, and they may be renewed after five years on the basis of a reevaluation of the risk benefit balance by the EMA, or by the competent authority of the EU Member State. Once renewed, the MA is valid for an unlimited period, unless the EU Commission or the competent authority decides, on justified grounds relating to pharmacovigilance, to proceed with one additional five-year renewal period. Any MA that is not followed by the placement of the medicinal product on the EU market or on the market of the authorizing EU Member State(s) within three years after authorization, or if the drug is removed from the market for three consecutive years, ceases to be valid. In Great Britain, centrally authorized products converted from EU to UK marketing authorizations will have the same renewal date.

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Following the departure of the UK from the EU, the UK is no longer covered by European centralized marketing authorizations issued by the EMA. As of January 1, 2025, the MHRA regulates medicines through UK-wide MAs and EU centralized MAs are not valid anywhere in the UK. Instead, medicines that were previously within scope of the EU centralized procedure are authorized by the MHRA under UK-wide MAs.

Approval of Medicinal Products in Japan

In order to market any medical products in Japan, a company must comply with numerous and varying regulatory requirements regarding quality, safety and efficacy in the context, among other things, of clinical trials, marketing approval, commercial sales and distribution of products. A person who manufactures or markets medical products in Japan is subject to the supervision of the Ministry of Health, Labour and Welfare (MHLW), primarily under the Act on Securing Quality, Efficacy and Safety of Pharmaceuticals and Medical Devices (Pharmaceutical and Medical Devices Act). This entails the satisfactory completion of pharmaceutical development, preclinical studies and adequate and well-controlled clinical trials to establish the safety and efficacy of the medical product for each proposed indication. It also requires the filing of a notification of clinical trials with the Pharmaceuticals and Medical Devices Agency (Japan) (PMDA) and the obtaining of marketing approval from the relevant authorities before the product can be marketed and sold in the Japanese market.

Business License

Under the Pharmaceutical and Medical Devices Act, a company or individual must obtain a Marketing Authorization Holder (MAH) license from the MHLW to engage in the marketing or provision of medical products. This requirement applies to medical products that are either manufactured by the company itself outsourced to a third party for manufacturing or imported. To manufacture medical products for the Japanese market, a company must obtain a manufacturing license from the MHLW for each production facility. This license is separate from the marketing authorization and is required for both domestic and foreign manufacturing sites.

Marketing Approval and Clinical Trials

Under the Pharmaceutical and Medical Devices Act, it is generally required to obtain marketing approval from the MHLW for the marketing of each medical product. An application for marketing approval must be made through the PMDA, which implements a marketing approval review. Under the Pharmaceutical and Medical Devices Act, it is required to file notification of clinical trials with the PMDA. The data of clinical trials and other pertinent data, which must be attached to an application for marketing approval, must be obtained in compliance with the standards established by the MHLW, such as GLPs and GCPs stipulated by the ministerial ordinances of the MHLW. A MAH that has obtained marketing approval for a new pharmaceutical is subject to re-examination by the PMDA for a specified period after receiving marketing approval.

Price Regulation

Japan’s public medical insurance systems cover virtually the entire Japanese population. The public medical insurance system, however, does not cover any medical product which is not listed on the National Health Insurance (NHI) price list published by the Minister of the MHLW. Accordingly, an MAH of medical products must first have a new medical product listed on the NHI price list to obtain coverage under the public medical insurance system.

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Coverage, Pricing and Reimbursement

Significant uncertainty exists as to the coverage and reimbursement status of any product candidates for which we may obtain regulatory approval. Even if our product candidates are approved for marketing, sales of such product candidates will depend, in part, on the extent to which third-party payors, including government health programs in the U.S. (such as Medicare and Medicaid), commercial health insurers, and managed care organizations, provide coverage and establish adequate reimbursement levels for such product candidates. Moreover, increasing efforts by governmental and third-party payors in the EU, the U.S. and other markets to cap or reduce healthcare costs may cause such organizations to limit both coverage and the level of reimbursement for newly approved products and, as a result, they may not cover or provide adequate payment for our product candidates. We expect to experience pricing pressures in connection with the sale of any of our product candidates due to the trend toward managed healthcare, the increasing influence of health maintenance organizations and additional legislative changes. The downward pressure on healthcare costs in general, particularly prescription drugs and surgical procedures and other treatments, has become very intense. As a result, increasingly high barriers are being erected to the entry of new products. In the U.S. and markets in other countries, patients generally rely on third-party payors to reimburse all or part of the costs associated with their treatment. Adequate coverage and reimbursement from governmental healthcare programs, such as Medicare and Medicaid, and commercial payors is critical to new product acceptance. Patients are unlikely to use any product candidates we may develop unless coverage is provided and reimbursement is adequate to cover a significant portion of the cost of such product candidates.

Factors payors consider in determining reimbursement are based on whether the product is (i) a covered benefit under its health plan; (ii) safe, effective and medically necessary; (iii) appropriate for the specific patient; (iv) cost-effective; and (v) neither experimental nor investigational.

The Medicare and Medicaid programs increasingly are used as models for how private payors and other governmental payors develop their coverage and reimbursement policies for drugs and biologics. Some third-party payors may require pre-approval of coverage for new or innovative devices or drug therapies before they will reimburse healthcare providers who use such therapies. It is difficult to predict at this time what third-party payors will decide with respect to the coverage and reimbursement for our product candidates. No uniform policy for coverage and reimbursement for drug products exists among third-party payors in the U.S. Therefore, coverage and reimbursement for drug products can differ significantly from payor to payor including formulary tier placement and utilization management requirements (if any). As a result, the coverage determination process is often a time-consuming and costly process that will require us to provide scientific and clinical support for the use of our products to each payor separately, with no assurance that coverage and adequate reimbursement will be applied consistently or obtained in the first instance. The position of a product on a formulary generally determines the co-payment that a patient will need to make to obtain the product and can strongly influence the adoption of a product by patients and physicians. Third-party payors may limit coverage to specific products on a formulary, which might not include all of the approved products for a particular indication. Additionally, a payor’s decision to provide coverage for a product does not imply that an adequate reimbursement rate will be approved or that cost-sharing will be acceptable for patients. Coverage policies and third-party reimbursement rates may change at any time. Even if favorable coverage and reimbursement status is attained for one or more of our products for which we or our collaborators receive marketing approval, less favorable coverage policies and reimbursement rates may be implemented in the future.

Third-party payors are increasingly challenging the price and examining the medical necessity and cost-effectiveness of medical products and services and imposing controls to manage costs, especially drugs when an equivalent generic drug or a less expensive therapy is available. It is possible that a third-party payor may consider our product candidate and other therapies (in some cases even off-label treatments) as substitutable and only offer to reimburse patients for the less expensive product. Even if we show improved efficacy or improved convenience of administration with our product candidate, pricing of existing drugs may limit the amount we will be able to charge for our product candidate. These payors may deny or revoke the reimbursement status of a given drug product or establish prices for new or existing marketed products at levels that are too low to enable us to realize an appropriate return on our investment in product development. If reimbursement is not available or is available only at limited levels, we may not be able to successfully commercialize our product candidates and may not be able to obtain a satisfactory financial return on products that we may develop.

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Furthermore, rules and regulations regarding reimbursement change frequently, in some cases at short notice, and we believe that changes in these rules and regulations are likely. Outside the U.S., we will face challenges in ensuring obtaining adequate coverage and payment for any product candidates we may develop. Pricing of prescription pharmaceuticals is subject to governmental control in many countries. In order to secure coverage and reimbursement for any product that might be approved for sale, we have needed and may need to conduct expensive pharmacoeconomic studies in order to demonstrate the medical necessity and cost-effectiveness of the product, and the cost of these studies would be in addition to the costs required to obtain FDA or other comparable marketing approvals. Conducting such studies could be expensive, involve additional risk and result in delays in our commercialization efforts. Even after pharmacogenomic studies are conducted, product candidates may not be considered medically necessary or cost-effective. A decision by a third-party payor not to cover any product candidates we may develop could reduce physician utilization of such product candidates once approved and have a material adverse effect on our sales, results of operations and financial condition. Third-party reimbursement and coverage may not be adequate to enable us to maintain price levels sufficient to realize an appropriate return on our investment in product development. The insurance coverage and reimbursement status of newly approved products for orphan diseases is particularly uncertain, and failure to obtain or maintain adequate coverage and reimbursement for any such product candidates could limit our ability to generate revenue. As noted above, in the U.S., we plan to have various programs to help patients afford our products, including patient assistance programs and co-pay coupon programs for eligible patients.

The containment of healthcare costs also has become a priority of U.S. federal, state and international governments and the prices of pharmaceuticals have been a focus in this effort. Governments have shown significant interest in implementing cost-containment programs, including price controls, restrictions on reimbursement and requirements for substitution of generic products. Net prices for drugs may be reduced by mandatory discounts or rebates required by government healthcare programs or private payors and by any future relaxation of laws that presently restrict imports of drugs from countries where they may be sold at lower prices than in the U.S. Increasingly, third-party payors are requiring that drug companies provide them with predetermined discounts from list prices and are challenging the prices charged for medical products. We cannot be sure that reimbursement will be available for any future product candidate that we commercialize and, if reimbursement is available, the level of reimbursement. In addition, many pharmaceutical manufacturers must calculate and report certain price reporting metrics to the government, such as average sales price and best price. Penalties may apply in some cases when such metrics are not submitted accurately and timely. Adoption of price controls and cost-containment measures, and adoption of more restrictive policies in jurisdictions with existing controls and measures, could further limit our potential revenue from the sale of any products for which we may obtain approval.

The delivery of healthcare in the EU, including the establishment and operation of health services and the pricing and reimbursement of medicinal products, is almost exclusively a matter for national, rather than EU, provisions and regulations. National governments and health service providers have different priorities and approaches to the delivery of healthcare and the pricing and reimbursement of products in that context. Therefore, in the EU, pricing and reimbursement schemes vary widely from EU Member State to another. Some EU Member States provide that products may be marketed only after a reimbursement price has been agreed. Some EU Member States may require the completion of additional studies that compare the cost-effectiveness of a particular product candidate to currently available therapies (so called health technology assessments) in order to obtain reimbursement or pricing approval. EU Member States may approve a specific price for a product or may instead adopt a system of direct or indirect controls on the profitability of the company placing the medicinal product on the market. Other Member States allow companies to fix their own prices for products but monitor and control prescription volumes and issue guidance to physicians to limit prescriptions. Recently, many EU Member States have increased the amount of discounts required on medicinal products and these efforts could continue as Member States attempt to further manage healthcare expenditures. For example, Germany recently introduced a specific discount on certain combination products with new active ingredients. The downward pressure on healthcare costs in general, particularly medicinal prescription products, has become intense. As a result, increasingly high barriers are being erected to the entry of new products. Political, economic and regulatory developments may further complicate pricing negotiations, and pricing negotiations may continue after reimbursement has been obtained. Reference pricing used by various EU Member States and parallel trade (arbitrage between low-priced and high-priced Member States) can further reduce prices. Special pricing and reimbursement rules may apply to orphan medicinal products. Inclusion of orphan drugs in reimbursement systems tend to focus on the medical usefulness, need, quality and economic benefits to patients and the healthcare system as for any drug. Acceptance of any medicinal product for reimbursement may come with cost, use and often volume restrictions, which again can vary by country. In addition, results-based rules of reimbursement may apply. There can be no assurance that any EU Member State that has price controls or reimbursement limitations for pharmaceutical products will allow favorable reimbursement and pricing arrangements for any of our products, if approved in those countries. Historically, products launched in the EU do not follow price structures of the U.S. and generally prices tend to be significantly lower.

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Outside the U.S., international operations are generally subject to extensive governmental price controls and other market regulations, and we believe the increasing emphasis on cost-containment initiatives in Europe, Canada and other countries has and will continue to put pressure on the pricing and usage of our product candidates. In many countries, the prices of medical products are subject to varying price control mechanisms as part of national health systems. Other countries allow companies to fix their own prices for medical products but monitor and control company profits. Additional foreign price controls or other changes in pricing regulation could restrict the amount that we are able to charge for our product candidates. Accordingly, in markets outside the U.S., the reimbursement for our products may be reduced compared with the U.S. and may be insufficient to generate commercially reasonable revenue and profits.

Intellectual Property

TELI holds a license for Telomir-1 in all countries outside of the United States in which Patent Rights (as defined below) from MIRALOGX for the use of Telomir-1 in human applications. The patent rights for Telomir-1 within the United States are included in a separate licensing agreement between Telomir and MIRALOGX.

The countries in which TELI has exclusive license rights to patents are as follows (collectively, the “Patent Rights”):

Country	Application No.	Filed	Title
United Arab Emirates	P2025-00645	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Australia	2023334156	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Canada	3264913	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
China	2023800767006	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
European Patent Office	23861500.9	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Israel	319126	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
India	202517028783	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Japan	2025-512889	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
South Korea	10-2025-7010695	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Mexico	MX/a/2025/002420	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Argentina	P230102332	9/1/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Taiwan	112133350	9/1/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Uruguay	40.415	9/1/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS

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On March 3, 2025, TELI entered into an exclusive licensing agreement with MIRALOGX LLC, a Florida limited liability company, for the licensing by MIRALOGX to TELI the rights to commercially develop Telomir-1, or the Licensed Products, in all countries outside of the U.S. in which Patent Rights (as defined below) exist (the “Licensing Agreement”). Under the Licensing Agreement, beginning in the calendar year during which revenue is first received by TELI for the Licensed Products, TELI will pay MIRALOGX a minimum annual royalty of two hundred fifty thousand dollars ($250,000). In the event the earned royalty in any calendar year exceeds the minimum royalty payment due for that calendar year, the excess amount shall be credited to any deficiency in the minimum annual royalty payment due in subsequent years. Payment of unearned royalty in any given year shall be credited to earned royalty in any subsequent year. Additionally, TELI also agrees to pay MIRALOGX an amount equal to eight percent (8.0%) of the consideration actually received by TELI for the Licensed Products (the “Net Sales Price”) and total revenue (less the Net Sales Price). Under the Licensing Agreement, TELI is permitted to sublicense the Licensed Products to third parties for an 8% fee on all revenue earned from such sublicensee. The Licensing Agreement expires upon the expiration of the later of the Licensed Products Patent Rights and the date of expiration of the last strategic partnership/sublicensing agreement covering the Licensed Products. TELI may terminate the Licensed Products Licensing Agreement at any time upon thirty (30) days prior written notice to MIRALOGX. The full text of the Licensing Agreement is attached as Annex E to this proxy statement.

The royalties shall continue on a product-by-product basis until the later expiration date of the last expired patent covering the licensed product or the expiration date of the last strategic partnership or sublicensing agreement covering the licensed product.

Besides relying on patents, we also rely on trade secrets, proprietary know-how and continuing innovation to develop and maintain our competitive position, especially when we do not believe that patent protection is appropriate or can be obtained. We seek protection of these trade secrets, proprietary know-how and any continuing innovation, in part, through confidentiality and proprietary information agreements. However, these agreements may not provide meaningful protection for, or adequate remedies to protect, our technology in the event of unauthorized use or disclosure of information. Furthermore, our trade secrets may otherwise become known to, or be independently developed by, our competitors. We intend to seek appropriate patent protection for technology in our research and development programs, where applicable, and their uses by filing patent applications in the United States and other selected countries. We intend for these patent applications to cover, where possible, claims for compositions of matter, medical uses, processes for preparation and formulations.

Properties

Our current business address 3014 West Palmira Ave., Suite 302, Tampa, FL 33629.

Employees

As of November 2025, we have no full-time employee and various consultants providing support.

Legal Proceedings

From time to time, we may be named in claims arising in the ordinary course of business. Currently, no legal proceedings, government actions, administrative actions, investigations, or claims are pending against us or involve us that, in the opinion of our management, could reasonably be expected to have a material adverse effect on our business and financial condition.

We anticipate that we will expend significant financial and managerial resources in the defense of our intellectual property rights in the future if we believe that our rights have been violated. We also anticipate that we will expend significant financial and managerial resources to defend against claims that our products and services infringe upon the intellectual property rights of third parties.

MATTERS BEING SUBMITTED TO A VOTE OF TELO’S STOCKHOLDERS

PROPOSAL NO. 1:

APPROVAL OF THE ISSUANCE OF SHARES OF TELO COMMON STOCK OR OTHER SECURITIES OF TELO PURSUANT TO THE MERGER, WHICH WILL REPRESENT (OR ARE CONVERTIBLE INTO) MORE THAN 20% OF THE SHARES OF TELO COMMON STOCK OUTSTANDING IMMEDIATELY PRIOR TO THE MERGER PURSUANT TO NASDAQ LISTING RULE 5635(A)

At the TELO Annual Meeting, TELO’s stockholders will be asked to approve the issuance of shares of TELO Common Stock or other securities of TELO to the holders of TELI Capital Stock and warrants to purchase TELI Capital Stock pursuant to the Merger, which shares of TELO Common Stock or other securities of TELO will represent (or are convertible into) more than 20% of the shares of TELO Common Stock outstanding immediately prior to the Merger, pursuant to Nasdaq Listing Rule 5635(a).

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Immediately after the Merger, the pre-Merger equity holders of Telomir are expected to hold approximately 50% of the outstanding shares of Telomir, on a non-diluted basis, and the pre-Merger equity holders of TELI are expected to hold approximately 50% of the outstanding shares of Telomir Common Stock, on non-fully diluted basis. When taking into account the issuance of the Warrants, 41% of the outstanding shares of TELI Common Stock and the pre-Merger equity holders of TELI are expected to hold approximately 59% of the outstanding shares of Telomir Common Stock, on a fully-diluted basis.

The terms of, reasons for and other aspects of the Merger Agreement, the Merger, the issuance of TELO Common Stock pursuant to the Merger Agreement and the change of control resulting from the Merger are described in detail in the other sections in this proxy statement.

Required Vote

The affirmative vote of a majority of the votes cast virtually or by proxy at the TELO Annual Meeting is required to approve Proposal No. 1. Abstentions and broker non-votes will have no effect on the outcome of this proposal. It is anticipated that Proposal No. 1 will be a nondiscretionary proposal considered non-routine under the rules of the Nasdaq, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes.

THE TELO BOARD RECOMMENDS THAT TELO’S STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1 TO APPROVE (I) THE ISSUANCE OF SHARES OF TELO COMMON STOCK OR OTHER SECURITIES OF TELO PURSUANT TO THE MERGER, WHICH WILL REPRESENT MORE THAN 20% OF THE SHARES OF TELO COMMON STOCK OUTSTANDING IMMEDIATELY PRIOR TO THE MERGER. THE APPROVAL OF PROPOSAL NO. 1 IS REQUIRED TO CONSUMMATE THE MERGER.

PROPOSAL 2. ELECTION OF DIRECTORS

Our Board is currently composed of four (4) members. Directors hold office until the next annual meeting of stockholders of the Company or until their earlier death, resignation, or removal, or until their successors are elected and qualified.

Information Regarding our Directors

Our Corporate Governance and Nominating Committee (the “Nominating Committee”) recommended, and our Board approved Erez Aminov, Matthew Pratt Whalen, Matthew Paul Del Giudice, M.D., and Edward MacPherson as nominees for election as directors at the 2025 Annual Meeting to hold office for a one-year term until our annual meeting of stockholders to be held in 2026.

The director nominees have consented to be named as nominees in this proxy statement and have agreed to serve as directors if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four (4) nominees named below. If any director nominee of the Company is unable or declines to serve as a director at the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. The elected directors will hold office until the next Annual Meeting or until their earlier death, resignation, or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person under which any director was selected to serve as a director of our Company. There are no family relationships among our directors or officers.

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The following sets forth the persons nominated by the Board for election and certain information concerning those individuals:

Name	Age	Position
Erez Aminov	47	Chief Executive Officer and Chairman
Matthew Pratt Whalen	45	Director
Matthew Paul Del Giudice, M.D.	43	Director
Edward MacPherson	36	Director

The following is a brief biography of each of the current director nominees:

Erez Aminov has served as a director and our Chief Executive Officer since April 2023 and our Chairman since March 2024. Mr. Aminov is an experienced biotechnology consultant and investor and initially joined our as a consultant in 2022. Mr. Aminov’s experience in the biotech consulting sector began in 2021 when he founded Locate Venture Corp. in September 2021. Locate Venture is a strategy and investment consulting firm focused on advancing and supporting early-stage biotech startups. Prior to founding Locate Venture Corp., from February 2015 to September 2020, Mr. Aminov served as the President of Finds4less Inc., a global distributor of electronics and gaming products. In this role, Mr. Aminov provided strategic oversight and direction for all aspects of the company’s operations, while also spearheading new business development initiatives to capitalize on emerging market opportunities. Mr. Aminov’s more than two decades of experience includes experience with the biotech industry’s particular challenges, including creating strategic alliances and guiding startups toward growth and prosperity. Mr. Aminov earned a B.A. in Accounting from Touro University in New York. We believe that Mr. Aminov is qualified to serve as one of our directors based on his finance and investment experience, particularly with early stage life sciences companies.

Matthew Pratt Whalen, CPA, is a Certified Public Accountant with over two decades of experience in public accounting and corporate finance. Mr. Whalen currently serves as the Chief Financial Officer of Power Digital Marketing Inc., an industry leading digital marketing agency, where he has driven significant revenue growth and led key financial transactions. Specifically, Mr. Whalen oversees the finance team, manages tax and audit relationships, and handles treasury management. Prior to joining Power Digital, from 2010 to May 2021, Mr. Whalen was the Chief Financial Officer of MRC Smart Technology Solutions, a subsidiary of Xerox Corporation where he played a pivotal role in growing the company’s revenue and managed diverse teams across multiple departments. Mr. Whalen holds a B.A. in Accounting from the University of San Diego and is a Certified Public Accountant in California. Mr. Whalen has also served on the Finance Committee of United Way San Diego. We believe that Mr. Whalen is qualified to serve as one of our directors based on his extensive experience in finance and as a Certified Public Accountant. Mr. Whalen has also served as a director of TELO Pharmaceuticals, Inc. (Nasdaq TELO)

Dr. Matthew Paul Del Giudice joined our company as a director in March 2024. Dr. Del Giudice has practiced as a radiologist since 2014. He currently serves as a general overnight emergency radiologist at the Cleveland Clinic and as a real estate investor with Comfort Living, LLC. Prior to joining the Cleveland Clinic, from March 2021 to May 2022, Dr. Del Giudice was a general radiologist with Radiology and Imaging Specialists in Lakeland, Florida. From July 2015 to February 2021, Dr. Del Giudice was a radiologist with Radiology Partners Phoenix, and from July 2014 to June 2015, he practiced as a musculoskeletal radiologist at the University of Arizona Health Sciences Center - Tucson. Dr. Del Giudice received his B.S. from the University of Illinois at Urbana-Champaign, his M.D. from Loyola University Stritch School of Medicine, completed his radiology residency at Loyola University Medical Center, and his musculoskeletal radiology fellowship at the University of Arizona Health Sciences Center - Tucson. Dr. Del Giudice is licensed to practice medicine in Florida and Ohio.

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Edward MacPherson joined our company as a director in March 2024. Mr. MacPerson currently serves as Chief Growth Officer for Power Digital, an industry leading digital marketing agency. Prior to joining Power Digital, from May 2016 to December 2023, he served as CEO and Head of Growth for Endrock Growth & Analytics, a company he founded and sold to Power Digital. Prior to founding Endrock Growth & Analytics, Mr. MacPherson held senior marketing and leadership positions at sunglass maker Prive Revaux (March 2018 to April 2020), curated meal company Menud (October 2014 to April 2018) and Rejuvenetics, LLC, a distributor of health and wellness products (December 2012 to March 2016). Mr. Macpherson holds a BA in Economics from Gettysburg College.

Vote Required

If a quorum is present, the Company nominees will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The four Company nominees receiving the highest number of affirmative votes will be elected directors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.

CORPORATE GOVERNANCE

Board Composition

Our business and affairs are managed under the direction of our board of directors, which currently consists of seven members. The number of directors is determined by our board of directors, subject to the terms of our amended and restated articles of incorporation and bylaws Our board of directors will continue to consist of seven members, and our directors will be elected for one-year terms.

Family Relationships

There are no family relationships among any of our directors and executive officers.

Director Independence

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our board of directors has determined that Matthew Pratt Whalen, Dr. Matthew Paul Del Giudice, and Edward MacPherson, do not have any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent directors under the Nasdaq Listing Rules.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the transactions described in the section of this Annual Report titled “Certain Relationships and Related Party Transactions.”

Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The functions of these committees are described below. Members will serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The audit committee was established upon the effectiveness of our initial public offering on February 9, 2024 and consist of Matthew Pratt Whalen, Edward MacPherson, and Dr. Matt Del Giudice, with Matthew Whalen serving as the chair of the audit committee. Mr. Whalen succeeded Michael Jerman as Chair of the Audit Committee following Mr. Jerman’s resignation on November 18, 2024. Each member meets the requirements for independence under the listing standards of Nasdaq and SEC rules and regulations, including Rule 10A-3(b)(1) under the Exchange Act. Each member of our audit committee meets the financial literacy requirements of the listing standards of Nasdaq. In addition, our board of directors has determined that Mr. Whalen is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act.

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The audit committee’s main purpose is to oversee our corporate accounting and financial reporting process. Our audit committee will be responsible for, among other things:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end results of operations;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related party transactions;

●	reviewing and pre-approving, as required, all audit and all permissible non-audit services to be performed by the independent registered public accounting firm; and

●	assisting our board of directors in monitoring the performance of our internal audit function.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq, a copy of which will be available on our website at www.telomirpharma.com.

Compensation Committee

The Compensation Committee was initially established upon the effectiveness of our initial public offering on February 9, 2024. As of December 2024, the Compensation Committee consists of Dr. Matthew P. Del Giudice (Chair), and Mr. Edward MacPherson. Dr. Matthew P. Del Giudice succeeded Talhia Tuck as Chair of the Compensation Committee following her resignation, along with Bradley Kroenig, from the Board of Directors in August 2024. Each member of the committee meets the requirements for independence under the listing standards of Nasdaq and SEC rules and regulations. Each member is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, or Rule 16b-3.

In arriving at these determinations, our board of directors examined all factors relevant to determining whether any compensation committee member had a relationship to us that is material to that member’s ability to be independent from management in connection with carrying out such member’s duties as a compensation committee member.

The compensation committee’s main purpose is to review and recommend policies relating to compensation and benefits of our officers and employees. Our compensation committee is responsible for, among other things:

●	reviewing, approving, and determining, or making recommendations to our board of directors regarding, the compensation and compensation arrangements of our executive officers;

●	administering our equity compensation plans;

●	reviewing and approving, or making recommendations to our board of directors regarding, incentive compensation and equity compensation plans; and

●	establishing and reviewing general policies relating to compensation and benefits of our employees.

Our compensation committee will operate under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq, a copy of which will be available on our website.

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Nominating and Corporate Governance Committee

The nominating and corporate governance committee was established upon the effectiveness of our initial public offering on February 9, 2024 and consists of Dr. Matthew P. Del Giudice and Edward MacPherson, with Matthew P. Del Giudice serving as the chair of the nominating and corporate governance committee. Each member of the committee meets the requirements for independence under the listing standards of Nasdaq and SEC rules and regulations.

Our nominating and corporate governance committee will be responsible for, among other things:

●	identifying, evaluating, and selecting, or making recommendations to our board of directors regarding nominees for election to our board of directors and its committees;

●	developing and overseeing the annual evaluation of our board of directors and of its committees;

●	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;

●	overseeing our corporate governance practices; and

●	making recommendations to our board of directors regarding corporate governance guidelines.

Our nominating and corporate governance committee will operate under a written charter that satisfies the applicable listing standards of Nasdaq, a copy of which will be available on our website.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is a current or former executive officer or employee of our company. None of our executive officers serves as a member of the compensation committee of any entity that has one or more executive officers serving on our compensation committee.

Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors administers this oversight function directly through our board of directors as a whole, and through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including risks associated with cybersecurity and data protection, and our audit committee has the responsibility to consider our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our audit committee will review legal, regulatory, and compliance matters that could have a significant impact on our financial statements. Our nominating and corporate governance committee will monitor the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee will assess and monitor whether any of our compensation policies and programs has the potential to encourage excessive risk taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors will be regularly informed through committee reports about such risks.

Code of Business Conduct and Ethics

Our board of directors have adopted a code of business conduct and ethics applicable to all of our directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer) and all global employees in accordance with applicable federal securities laws and corporate governance rules of the Nasdaq Capital Market. Our code of business conduct and ethics will be available on our website. Any amendments to the code of business conduct and ethics, or waivers of its requirements, will, if required, be disclosed on our website.

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Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines, a copy of which will be available on our website.

Director Compensation

We did not provide any cash compensation to any of our directors during the year ended December 31, 2024, in their capacity as directors. However, on August 27, 2024, each non-employee director was granted an option to purchase 25,000 shares of our common stock under the 2023 Omnibus Plan, with an exercise price of $5.02. Each such option contained vesting terms in which half the options immediately vested and the remaining half vested in six months. The options have a 10-year term.

EXECUTIVE COMPENSATION

Executive Compensation

This section discusses the material components of the executive compensation program for the following persons: (i) all persons serving as our principal executive officers during 2024 and (ii) the most highly compensated of our other executive officers who received compensation during 2024 of at least $100,000 and who were executive officers on December 31, 2024. Our “named executive officers” and their positions are as follows:

Summary Compensation Table

The following table shows the compensation paid by us during the 2024 and 2023 fiscal years to our named executive officers.

Name and principal position	Year	Salary ($)	Bonus	Stock Awards	Option Awards (3)	All Other Compensation		Total ($)
Erez Aminov,	2024	$106,139	-	-	7,513,332	10,504	(5)	$7,629,975
Chairman and CEO (1)	2023	-	-	-	-	-		-
Michelle Yanez,	2024	$74,479	-	-	782,000	8,930	(4)	$865,410
CFO, Treasurer, and Secretary (2)	2023	-	-	-	-	-		-
Christopher Chapman,	2024	$154,075	-	-	-	2,763	(4)	$156,838
former Chairman and CEO	2023	-	-	-	-	-		-
Nathen Fuentes,	2024	$224,913	-	-	-	1,971	(4)	$226,883
former CFO, Treasurer, and Secretary	2023	$18,192	-	-	-	-		$18,192

(1) Mr. Aminov was appointed Chaiman and Chief Executive Officer on August 8, 2024.

(2) Ms. Yanez was appointed Chief Financial Officer, Treasurer, and Secretary on June 18, 2024.

(3) The reported amounts represent the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Account Standards Codification Topic 718, Stock Compensation, as modified or supplemented, or FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 6 to our Financial Statements for the year ended December 31, 2024 included in this Report

(4) Amounts represent health insurance premiums paid.

(5) Amounts represent health insurance premiums paid, car payments, car insurance payments, and club memberships costs.

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Executive Compensation Arrangements

Below is a more detailed summary of the elements of our current executive compensation program as it relates to our named executive officers.

Employment Agreements

Erez Aminov

Effective August 12, 2024, we entered into an employment agreement with Mr. Aminov, pursuant to which Mr. Aminov will serve as our Chief Executive Officer and Chairman of our Board. Under his employment agreement, Mr. Aminov has agreed to devote reasonable business time and effort to the business and affairs of the Company. Mr. Aminov’s employment agreement provides that his employment will be on an at-will basis and can be terminated by either Mr. Aminov or our company at any time and for any reason. Under the agreement, Mr. Aminov will receive a base salary of $0.275 million per year. In the event that Mr. Aminov’s employment is terminated by our company without “Cause” or is terminated by Mr. Aminov for “Good Reason”, Mr. Aminov will be entitled to (1) be paid an amount equal to Mr. Aminov’s annual base salary, which payment shall be made seventy-five percent (75%) in a lump sum within thirty (30) days following the effective date of the general release of claims (following any revocation period) and twenty-five percent (25%) as salary continuation payments in substantially equal installments over the six (6) months following the release effective date in accordance with our customary payroll practices commencing on the first payroll date following the release effective date, and (2) receive twelve (12) months’ accelerated vesting of any stock options that are outstanding and unvested as of such termination, such that any outstanding and unvested stock options that would have vested during the twelve- (12) month period following the termination date had Mr. Aminov remained employed in good standing shall become immediately vested and exercisable for a period of three (3) months post-termination (subject to Mr. Aminov executing and delivering a customary general release in favor of the company). “Cause” is defined in the agreement to include dishonesty, misappropriation, willful misconduct, breach of the agreement, and other customary matters. “Good Reason” is defined to include a material adverse change in Mr. Aminov’s compensation or duties and level of responsibility. The employment agreement also contains customary confidentiality and invention-assignment covenants to which Mr. Aminov is subject.

Michelle Yanez, MBA

On June 18, 2024, we entered into an employment agreement with Ms. Yanez, pursuant to which Ms. Yanez will serve as our Chief Financial Officer. Under her employment agreement, Ms. Yanez has agreed to devote reasonable business time and effort to the business and affairs of the Company. Ms. Yanez’ employment agreement provides that here employment can be terminated by either Ms. Yanez or our company at any time and for any reason, upon no less than thirty (30) days’ notice. Under the agreement, Ms. Yanez will receive a base salary of $0.137 million per year. In the event that her employment is terminated by our company without “Cause” or is terminated by Ms. Yanez for “Good Reason”, Ms. Yanez will be entitled to severance compensation in the form of salary continuation for a period of three months (subject to Ms. Yanez executing and delivering a customary general release in favor of the company). “Cause” is defined in the agreement to include dishonesty, misappropriation, willful misconduct, breach of the agreement, and other customary matters. “Good Reason” is defined to include a material adverse change in Ms. Yanez’s compensation or duties and level of responsibility. The employment agreement also contains customary confidentiality and invention-assignment covenants to which Ms. Yanez is subject. The employment agreement also contains customary confidentiality and invention-assignment covenants to which Ms. Yanez is subject.

Grants of Plan-Based Awards in 2024

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks	All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option		Closing stock price on Award	Grant Date Fair Value of Stock and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options		Awards		date	Awards
Name	Date(1)	($)	($)	($)	(#)	(#)	(#)	(#)	(#)		($/Sh)		($/Sh)
Erez Aminov, CEO	8/27/2024	-	-	-	-	-	-	-	1,960,170	(2)	$5.02	(4)	$5.26	$7,513,332
Michelle Yanez, CFO	8/27/2024	-		-	-	-	-	-	200,000	(3)	$5.02	(4)	$5.26	$782,000
Christopher Chapman, former CEO	-	-	-	-	-	-	-	-	-		-		-	-
Nathen Fuentes, former CFO	-	-	-	-	-	-	-	-	-		-		-	-

(1) The “Grant Date” represents the date on which the Compensation Committee of the Board took action to grant the applicable award

(2) The stock awards disclosed in this item consist of options, as issued under our 2023 Omnibus Incentive Plan, which vest 50% at grant date, and 50% six months from grant date.

(3)The stock awards disclosed in this item consist of options, as issued under our 2023 Omnibus Incentive Plan, which vest ratably in fourths every six months beginning February 2024

(4) The Compensation Committee granted these stock awards using the closing price on 8/26/2024 of $5.02 as the basis for the award.

Retirement Plans

We do not currently maintain any retirement plans for our employees.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes outstanding unexercised options held by each of the named executive officers, as of December 31, 2024:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Prices ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not vested (#)
Erez Aminov	980,085	980,085	-	$5.02	8/27/34	-	-	-	-

Michelle Yanez	-	200,000	-	$5.02	8/27/34	-	-	-	-
Christopher Chapman	-	-	-	-		-	-	-	-
Nathen Fuentes	-	-	-	-		-	-	-	-

Option Exercises and Stock Vested

No stock options were exercised by our executive officers during the year ended December 31, 2024.

●	Erez Aminov, Chief Executive Officer and Chairman;
●	Michelle Yanez, MBA, Chief Financial Officer, Secretary and Treasurer.

Summary Compensation Table

The following table shows the compensation paid by us during the 2024 and 2023 fiscal years to our named executive officers.

Name and principal position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Option Awards ($) (6)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Erez Aminov,	2024	259,999	300,000	(1)	595,000	(2)	1,919,120	-	-	66,194	(3)	3,140,313
CEO	2023	83,333	208,006	(4)	-		1,368,600	-	-	5,625	(5)	1,665,564

Michelle Yanez,(7)	2024	158,219	-		-		258,900	-	-	26,902	(5)	444,021
CFO	2023	165,000	88,475	(4)	-		282,215	-	-	5,934	(5)	541,624

(1)	The amounts represent bonus earned as part of CEO Executive Scorecard
(2)	On December 6, 2024, Mr. Aminov was awarded an RSU Stock Award
(3)	Amount represents health insurance premiums paid, car payments, car insurance, and club memberships
(4)	Amount represents IPO bonus paid
(5)	Amounts represent health insurance premiums paid
(6)	The reported amounts represent the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Account Standards Codification Topic 718, Stock Compensation, as modified or supplemented, or FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 8 to our Consolidated Financial Statements for the year ended December 31, 2024 included in the Company’s Form 10-K filed for the fiscal year ended December 31, 2024.
(7)	Ms. Yanez resigned as the Company’s CFO on May 16, 2025.

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Narrative Disclosure to Summary Compensation Table

Employment Agreements

Except as set forth below, we currently have no written employment agreements with any of our named executive officers.

Erez Aminov

Effective April 28, 2023, we entered into an employment agreement with Mr. Aminov, as amended on August 28, 2023, pursuant to which Mr. Aminov will serve as our Chief Executive Officer. Under his employment agreement, as amended, Mr. Aminov has agreed to devote at least 50% of his business time to the affairs of the Company. Mr. Aminov’s employment agreement provides that his employment will be on an at-will basis and can be terminated by either Mr. Aminov or our company at any time and for any reason. Under the agreement, Mr. Aminov will receive a base salary of $0.2 million per year, effective August 1, 2023. In the event that Mr. Aminov’s employment is terminated by our company without “Cause” or is terminated by Mr. Aminov for “Good Reason”, Mr. Aminov will be entitled to severance compensation in the form of salary continuation for a period of three months (subject to Mr. Aminov executing and delivering a customary general release in favor of the company). “Cause” is defined in the agreement to include dishonesty, misappropriation, willful misconduct, breach of the agreement, and other customary matters. “Good Reason” is defined to include a material adverse change in Mr. Aminov’s compensation or duties and level of responsibility. The employment agreement also contains customary confidentiality and invention-assignment covenants to which Mr. Aminov is subject.

On August 17, 2023, Mr. Aminov received a $0.1 million cash bonus net of federal, state, local and income taxes related to the successful completion of the IPO.

In March 2024, Mr. Aminov assumed the role of Chairman and on March 25, 2024, the Compensation Committee of the Board of Directors approved an increase to Mr. Aminov’s base salary of $0.08 million, bringing his total annual base salary to $0.28 million.

On December 2, 2024, the Compensation Committee of the Board of Directors approved a milestone payment in the amount of $0.3 million in connection with the Executive Incentive Program for Mr. Aminov tied to the completion of drug development and financing milestones as outlined in the Executive Incentive Program plan.

On May 13, 2025,the Company amended Erez Aminov’s employment with the Company to adjust his annual base salary to $0.485.

Executive Incentive Compensation Program

On March 26, 2025, the compensation committee (the “Committee”) of the Company adopted the Company’s Executive Incentive Compensation Plan (the “EICP”) for Erez Aminov, its Chairman and Chief Executive Officer. The EICP was approved by the Committee following greater presentation of the EICP to the board of directors of the Company (the “Board”). The specific terms of the EICP were prepared by the Board’s independent compensation consultant.

Under the EICP, Mr. Aminov is eligible to receive an annual target bonus of $242,500, with a maximum bonus of up to $485,000 (the “Annual Target Bonus”). The Annual Target Bonus is equally weighted (though as adjusted as appropriate) based on the following three components: (i) achievement of clinical milestones for the Company’s drug candidates, (ii) entering into certain strategic partnerships, and (iii) achieving capital raise milestones. Each component under the 2025 Program may be achieved and a corresponding payout made independent of the other components, but only after such component meets the minimum threshold of $40,017 is reached before any bonus payments will be made.

Under the EICP, Mr. Aminov will be eligible for certain long-term awards of up to 500,000 performance-based units of the Company’s common stock, par value $0.001 upon the Company achieving specified milestones based upon the Company reaching certain market capitalization values and the progress of the Company’s drug candidates. Mr. Aminov will also be entitled to an amount equal to 3% of the total value of any mergers and acquisition or strategic transaction completed by the Company.

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All awards under the EICP are subject to the approval of the Board and the Committee. Furthermore, the Board and the Committee, each in its sole discretion, generally retain the right to amend, supplement, supersede or cancel any awards under the EICP for any reason, and reserve the right to determine whether and when to pay out any bonus amounts pursuant to or outside of the EICP, regardless of the achievement of the performance targets.

Michelle Yanez

On April 28, 2023, we entered into an employment agreement with Ms. Yanez pursuant to which Ms. Yanez will serve as our Chief Financial Officer on a full-time basis. Ms. Yanez’s employment agreement provides that her employment will be on an at-will basis and can be terminated by either Ms. Yanez or our company at any time and for any reason. Under the agreement, Ms. Yanez will receive an initial base salary of $0.17 million per year. In the event that her employment is terminated by our company without “Cause” or is terminated by Ms. Yanez for “Good Reason”, Ms. Yanez will be entitled to severance compensation in the form of salary continuation for a period of three months (subject to Ms. Yanez executing and delivering a customary general release in favor of the company). “Cause” is defined in the agreement to include dishonesty, misappropriation, willful misconduct, breach of the agreement, and other customary matters. “Good Reason” is defined to include a material adverse change in Ms. Yanez’s compensation or duties and level of responsibility. The employment agreement also contains customary confidentiality and invention-assignment covenants to which Ms. Yanez is subject.

On August 17, 2023, Ms. Yanez received a $0.05 million cash bonus net of federal, state, local and income taxes related to the successful completion of the IPO. On March 25, 2024, the Compensation Committee of the Board of Directors approved an increase in Ms. Yanez’s base salary of $0.06 million, bringing her annual base salary to $0.23 million.

On June 26, 2024, the Company entered into an Amended and Restated Employment Agreement (the “Amended and Restated Employment Agreement”) that amends and restates the Employment Agreement, dated April 28, 2023, by and among the Company and Michelle Yanez, the Company’s Chief Financial Officer. Pursuant to the Amended and Restated Employment Agreement, Ms. Yanez will continue to serve as the Company’s Chief Financial Officer part-time at a reduced annual base salary of $0.14 million.

Effective May 16, 2025, Michelle Yanez and the Company mutually agreed to release Ms. Yanez from her position as Chief Financial Officer, Treasurer and Secretary of the Company.

Alan Weichselbaum

In connection with Alan Weichselbaum’s appointment as the Company’s Chief Financial Officer, on May 15, 2025, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Weichselbaum to serve as chief financial officer of the Company beginning on May 19, 2025 (the “Start Date”). Under the Employment Agreement, Mr. Weichselbaum will receive an annual salary of $60,000 and is also eligible to receive up to 75,000 option to purchase shares of the Company’s Common Stock (the “Options”). Thirty-seven thousand, five hundred (37,500) of the Options will vest six (6) months following the Start Date, and thirty-seven thousand, five hundred (37,500) of the Option will vest twelve (12) months following the Start Date, subject to Mr. Weichselbaum’s continued employment by the Company on each such vesting date. Mr. Weichselbaum’s employment with the Company is on an at-will basis, and either he or the Company may terminate the Employment Agreement at any time and for any reason.

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Grants of Plan-Based Awards in 2024

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or		All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option	Closing stock price on Award	Grant Date Fair Value of Stock and
Name	Grant Date (1)	Threshold ($)	Target ($)		Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)		Options (#)		Awards ($/Sh)	date ($/Sh)	Option Awards
Erez Aminov, CEO	3/25/2024	-	-		-	-	-	-	-		300,000	(2)	$1.16	$1.16	$319,500

	5/28/2024										379,000	(3)	$0.85	$0.85	$295,620

	12/6/2024										2,000,000	(4)	$1.19	$1.19	$1,304,000

	12/6/2024								500,000	(5)					$595,000

	CASH		$300,000	(6)

Michelle Yanez, CFO	3/25/2024	-			-	-	-	-	-		150,000	(7)	$1.16	$1.16	$159,750
	12/6/2024										150,000		$1.19	$1.19	99.150

(1)	The “Grant Date” represents the date on which the Compensation Committee of the Board took action to grant the applicable award.
(2)	The stock awards disclosed in this item consist of options, as issued under our 2022 Omnibus Incentive Plan, which 50% on grant date and 50% on the first anniversary of grant date.
(3)	The stock awards disclosed in this item consist of options, as issued under our 2022 Omnibus Incentive Plan, which 50% six months after grant date and 50% on the first anniversary of grant date.
(4)	The stock awards disclosed in this item consist of options, as issued under our 2022 Omnibus Incentive Plan, which 50% six months after grant date and 50% on the first anniversary of grant date.
(5)	The stock awards disclosed in this item consist of Restricted Stock Units (RSU’s), as issued under our 2022 Omnibus Incentive Plan, which vest 50% on February 12, 2025 and 50% on June 6, 2025
(6)	Represents a cash award that Compensation Committee awarded based on CEO performance
(7)	The stock awards disclosed in this item consist of options, as issued under our 2022 Omnibus Incentive Plan, which vest 50% on grant date, and 50% six months from grant date.

Outstanding equity awards

The following table summarizes outstanding unexercised options held by each of our named executive officers, as of December 31, 2024.

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Prices ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not vested (#)
Erez Aminov	150,000	-	-	$6.50	8/16/33	-	-	-	-
	100,000	50,000	-	$5.00	4/27/33	-	-	-	-
	150,000	150,000	-	$1.16	3/25/34	-	-	-	-
	379,000	-	-	$0.84	5/28/34	-	-	-	-
	1,000,000	1,000,000	-	$1.19	12/6/34	-	-	-	-
						250,000	$297,475	-	-

Michelle Yanez	20,000	-	-	$6.50	8/16/33	-	-	-	-
	15,556	31,111	-	$5.00	4/27/33	-	-	-	-
	6,667	3,333	-	$5.00	6/14/32	-	-	-	-
	75,000	75,000	-	$1.16	3/25/34	-	-	-	-
	-	150,000	-	$1.19	12/6/34	-	-	-	-

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Option Exercises and Stock Vested

No stock options were exercised by our executive officers during the year ended December 31, 2024.

EXECUTIVE OFFICERS

Name	Age	Position
Erez Aminov	47	Chief Executive Officer and Chairman
Alan Weichselbaum(1)	61	Chief Financial Officer

(1)	Effective May 16, 2025 Alan Weichselbaum was appointed as Chief Financial Officer of the Company.

The following is certain biographical information describing the business experience of our executive officers as of the date of this filing who do not serve as directors. The biographies of Mr. Aminov appeared earlier in this proxy statement. See “Proposal 2. Election of Directors.”

Alan Weichselbaum, CPA, MBA, 61, Chief Financial Officer of the Company since May 2025, brings over 30 years of experience in corporate finance, capital markets, and strategic advisory across multiple industries. He plays a key leadership role in advancing the financial and strategic objectives of both companies as they pursue growth through drug development, licensing, and potential M&A opportunities. Mr. Weichselbaum has served as the Chief Financial Officer of Telomir Pharmaceuticals, Inc. since May 2025. Additionally, since 2015, Mr. Weichselbaum has served as a director of FinWise Bancorp (Nasdaq: FINW), providing oversight and strategic direction to the publicly traded financial institution. In 2011, he founded The Wexus Group, an outsourced CFO advisory firm that partners with small and mid-sized companies to support growth, capital structuring, and exit strategies across various sectors. From 1995 to 2010, he held senior roles on Wall Street, where he served as an equity analyst, managed two hedge funds, and was Chief Executive Officer of a boutique brokerage firm. His capital markets expertise and experience leading institutional transactions have positioned him as a trusted advisor in both public and private markets. Earlier in his career, Mr. Weichselbaum was Manager of Budgeting and Financial Analysis at Philip Morris Capital Corporation. He began his professional journey at Price Waterhouse in 1985, working in the firm’s small business division before pursuing graduate studies. Mr. Weichselbaum earned his MBA in Finance from New York University and is a Certified Public Accountant licensed in the State of New York. His deep financial acumen, combined with extensive experience in investor relations, capital formation, and M&A, makes him a vital member of the executive leadership at TELO Pharmaceuticals, Inc.

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PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board has appointed Salberg & Company, P.A. (“Salberg”) as our independent registered accounting firm for the fiscal year ending December 31, 2025. If the appointment is not ratified, the audit committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of us and our stockholders.

Representatives of Salberg are not expected to be present at the Annual Meeting. However, we will provide contact information for Salberg to any stockholders who would like to contact the firm with appropriate questions.

Audit Fees.

The aggregate fees billed by Salberg for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2024 totaled $0.05 million. There were no such fees incurred in 2023.

The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.

There were audited-related fees billed by Salberg for professional services rendered for tax compliance for the years ended December 31, 2024 or December 31, 2023.

Tax Fees.

There were no fees billed by Salberg for professional services rendered for tax compliance for the years ended December 31, 2024 or December 31, 2023.

All Other Fees. None

The Audit Committee of our board of directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and non-audit services provided by Salberg in 2024. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson has been designated by the Audit Committee to approve any audit-related services arising during the year that were not pre-approved by the Audit Committee. Any non-audit service must be approved by the full Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing services provided by Salberg.

Vote Required

The affirmative vote of a majority of the voting power present or represented by proxy is required to approve the Auditor Appointment Proposal. Abstentions represent the voting power present under the Company’s amended and restated bylaws, and accordingly will have the same effect as a vote “AGAINST” the outcome of this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AUDITOR.

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PROPOSAL 4. AMENDMENTS TO THE COMPANY’S 2023 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE

Overview

At the Annual Meeting, stockholders are also being asked to approve the following amendments to the Plan:

●	to increase the number of shares reserved under the Plan from 6,500,000 to 8,500,000 (the “Share Plan Increase”); and

●	to allow for the repricing of options or stock appreciation rights (“SARs”), including reducing the exercise or grant price of an outstanding options or SAR, as determined by the Administrator with required approval by the Board, which requires shareholder consent under Nasdaq Rule 5635(c) (the “Re-Pricing Amendment”, and together with the Share Plan Increase, the “Plan Amendments”).

Overview of Telomir Pharmaceuticals, Inc. 2023 Omnibus Incentive Plan

Our board of directors has adopted, and our stockholders have approved, the Telomir Pharmaceuticals, Inc. 2023 Omnibus Incentive Plan (the “2023 Omnibus Plan”) which became effective upon the completion of our initial public offering on February 9, 2024. The 2023 Omnibus Plan will authorize the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to our employees and any of our parent and subsidiary corporations’ employees, and the grant of non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors, and consultants and any of our future subsidiary corporations’ employees and consultants. The following is a summary of certain terms and conditions of the 2023 Omnibus Plan. This summary is qualified in its entirety by reference to the 2023 Omnibus Plan attached as Annnex F of this proxy statement.

Administration

The 2023 Omnibus Plan is administered by our board of directors or our compensation committee, or any other committee or subcommittee or one or more of our officers to whom authority has been delegated (collectively, the “Administrator”). The Administrator has the authority to interpret the 2023 Omnibus Plan and award agreements entered into with respect to the 2023 Omnibus Plan; to make, change and rescind rules and regulations relating to the 2023 Omnibus Plan; to make changes to, or reconcile any inconsistency in, the 2023 Omnibus Plan or any award agreement covering an award; and to take any other actions needed to administer the 2023 Omnibus Plan.

Eligibility

The Administrator may designate any of the following as a participant under the 2023 Omnibus Plan: any officer or employee, or individuals engaged to become an officer or employee, of our company or our affiliates; and consultants of our company or our affiliates, and our directors, including our non-employee directors.

Types of Awards

The 2023 Omnibus Plan permits the Administrator to grant stock options, stock appreciation rights (“SARs”), performance shares, performance units, shares of common stock, restricted stock, restricted stock units (“RSUs”), cash incentive awards, dividend equivalent units, or any other type of award permitted under the 2023 Omnibus Plan. The Administrator may grant any type of award to any participant it selects, but only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code. Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our company or any affiliate, including the plan of an acquired entity).

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Shares Reserved Under the 2023 Omnibus Incentive Plan

The 2023 Omnibus Plan provides that 6,500,000 (8,500,000 following the proposed amendment presented herein) shares of our common stock are reserved for issuance under the 2023 Omnibus Plan, all of which may be issued pursuant to the exercise of incentive stock options. The number of shares available for issuance under our 2023 Omnibus Plan will also include an annual increase on the first day of each fiscal year after the completion of the initial public offering on February 9, 2024 equal to 1.0% of the outstanding shares of all class of our common stock as of the last day of the immediately preceding fiscal year or such other amount as our board of directors may determine.

The number of shares reserved for issuance under the 2023 Omnibus Plan will be reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. However, an award that may be settled solely in cash will not deplete the 2023 Omnibus Plan’s share reserve at the time the award is granted. If (a) an award expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, (d) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, (e) shares are tendered or withheld in payment of the exercise price of an option or as a result of the net settlement of outstanding stock appreciation rights or (f) shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then those shares are added back to the reserve and may again be used for new awards under the 2023 Omnibus Plan. However, shares added back to the reserve pursuant to clauses (d), (e) or (f) in the preceding sentence may not be issued pursuant to incentive stock options.

Options

The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option, and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

Stock Appreciation Rights

The Administrator may grant SARs, which represent the right of a participant to receive cash in an amount or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The 2023 Omnibus Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (a) whether the SAR is granted independently of a stock option or relates to a stock option, (b) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant, (c) a term that must be no later than 10 years after the date of grant, and (d) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards

The Administrator may grant awards of shares of common stock, restricted stock, RSUs, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive cash or shares of common stock, the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved or upon the completion of a period of service. Performance shares give the participant the right to receive shares of common stock to the extent performance goals are achieved. Performance units give the participant the right to receive cash or shares of common stock which is valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

The Administrator will determine all terms and conditions of the awards including (a) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (b) the length of the vesting or performance period and, if different, the date that payment of the benefit will be made, (c) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (d) with respect to performance shares, performance units, and RSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock), or in a combination of the two.

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Cash Incentive Awards

The Administrator may grant cash incentive awards. An incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (described below), the performance period, the potential amount payable, and the timing of payment. While the 2023 Omnibus Plan permits cash incentive awards to be granted under the 2023 Omnibus Plan, we may also make cash incentive awards outside of the 2023 Omnibus Plan.

Performance Goals

For purposes of the 2023 Omnibus Plan, the Administrator may establish objective or subjective performance goals which may apply to any performance award. Such performance goals may include, but are not limited to, one or more of the following measures with respect to our company or any one or more of our subsidiaries, affiliates, or other business units: net sales; cost of sales; gross income; gross revenue; revenue; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and exception items; income from continuing operations; net income; earnings per share; diluted earnings per share; total stockholder return; fair market value of a share of common stock; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital; return on average total capital employed; return on net capital employed; return on assets; return on net assets employed before interest and taxes; operating working capital; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); economic value added; succession planning; manufacturing return on assets; manufacturing margin; and customer satisfaction. Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.

Dividend Equivalent Units

The Administrator may grant dividend equivalent units. A dividend equivalent unit gives the participant the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. We determine all terms and conditions of a dividend equivalent unit award, except that dividend equivalent units may not be granted in connection with a stock option or SAR, and dividend equivalent unit awards granted in connection with another award cannot provide for payment until the date such award vests or is earned, as applicable.

Other Stock-Based Awards

The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right or as a bonus.

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Transferability

Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (a) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (b) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (c) transfer an award without receiving any consideration.

Adjustments

If (a) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (b) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (c) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our board of directors determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (d) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2023 Omnibus Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (1) the number and type of shares subject to the 2023 Omnibus Plan and which may, after the event, be made the subject of awards; (2) the number and type of shares of common stock subject to outstanding awards; (3) the grant, purchase, or exercise price with respect to any award; and (4) the performance goals of an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the 2023 Omnibus Plan.

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the 2023 Omnibus Plan.

Change of Control

Upon a change of control (as defined in the 2023 Omnibus Plan), the successor or surviving corporation may agree to assume some or all outstanding awards or replace them with the same type of award with similar terms and conditions, without the consent of any participant, subject to the following requirements:

●	Each award that is assumed must be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities that would have been issuable to a participant upon the consummation of such change of control had the award been exercised, vested, or earned immediately prior to such change of control, and other appropriate adjustment to the terms and conditions of the award may be made.

●	If the securities to which the awards relate after the change of control are not listed and traded on a national securities exchange, then (a) each participant must be provided the option to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value of the securities that would have otherwise been issued, and (b) no reduction may be taken to reflect a discount for lack of marketability, minority, or any similar consideration, for purposes of determining the fair value of such securities.

●	If a participant is terminated from employment without cause, or due to death or disability, or the participant resigns employment for good reason (as defined in any award or other agreement between the participant and our company or an affiliate) within two years following the change of control, then upon such termination, all of the participant’s awards in effect on the date of such termination will vest in full or be deemed earned in full.

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If the purchaser, successor, or surviving entity does not assume the awards or issue replacement awards, then immediately prior to the change of control date, unless the Administrator otherwise determines:

●	Each stock option or SAR then held by a participant will become immediately and fully vested, and all stock options and SARs will be cancelled on the change of control date in exchange for a cash payment equal to the excess of the change of control price of the shares of common stock over the purchase or grant price of such shares under the award.

●	Unvested restricted stock and RSUs (that are not performance awards) will vest in full.

●	All performance shares, performance units and cash incentive awards for which the performance period has expired will be paid based on actual performance, and all such awards for which the performance period has not expired will be cancelled in exchange for a cash payment equal to the amount that would have been due under such awards, valued assuming achievement of target performance goals at the time of the change of control, prorated based on the number of full months elapsed in the performance period.

●	All unvested dividend equivalent units will vest (to the same extent as the award granted in tandem with such units) and be paid.

●	All other unvested awards will vest and any amounts payable will be paid in cash.

Term of Plan

Unless earlier terminated by our board of directors, the 2023 Omnibus Plan will terminate on, and no further awards may be granted, after the tenth (10th) anniversary of its effective date.

Termination and Amendment of Plan

Our board of directors or the Administrator may amend, alter, suspend, discontinue, or terminate the 2023 Omnibus Plan at any time, subject to the following limitations:

●	Our board of directors must approve any amendment to the 2023 Omnibus Plan if we determine such approval is required by prior action of our board of directors, applicable corporate law, or any other applicable law;

●	Stockholders must approve any amendment to the 2023 Omnibus Plan, which may include an amendment to materially increase the number of shares reserved under the 2023 Omnibus Plan, if we determine that such approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law; and

●	Stockholders must approve any amendment to the 2023 Omnibus Plan that would diminish the protections afforded by the participant award limits or repricing and backdating prohibitions.

Amendment, Modification, Cancellation and Disgorgement of Awards

Subject to the requirements of the 2023 Omnibus Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the 2023 Omnibus Plan.

We do not need to obtain participant (or other interested party) consent for any such action (a) that is permitted pursuant to the adjustment provisions of the 2023 Omnibus Plan; (b) to the extent we deem the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (c) to the extent we deem the action is necessary to preserve favorable accounting or tax treatment of any award for us; or (d) to the extent we determine that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person as may then have an interest in the award.

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The Administrator can cause a participant to forfeit any award, and require the participant to disgorge any gains attributable to the award, if the participant engages in any action constituting, as determined by the Administrator in its discretion, cause for termination, or a breach of a material company policy, any award agreement or any other agreement between the participant and us or one of our affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

Any awards granted under the 2023 Omnibus Plan, and any shares of common stock issued or cash paid under an award, will be subject to any recoupment under our Compensation Recovery Policy (as described below), or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to us or that may be provided for in any cash or equity award granted by us.

Compensation Recovery Policy

On October 2, 2023, our Board of Directors adopted a policy (commonly known as a “clawback” policy) which provides for the recovery of erroneously awarded incentive compensation to certain of our officers in the event that we are required to prepare an accounting restatement due to material noncompliance by us with any financial reporting requirements under the federal securities laws. This policy is designed to comply with Section 10D of the Securities Exchange Act of 1934, as amended, related rules and the listing standards of the Nasdaq Stock Market or any other securities exchange on which our shares are listed in the future. The policy is administered by our Board of Directors or, if so designated by the Board of Directors, the Compensation Committee. Any determinations made by the Board shall be final and binding on all affected individuals.

The individuals covered by this policy (the “Covered Officers”) are any current or former employee who is or was identified as our president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a significant policy-making function, or any other person (including any executive officer of our subsidiaries or affiliates) who performs similar significant policy-making functions for us.

The policy covers our recoupment of “Incentive-Based Compensation” (as defined in the policy) received by a person after beginning service as a Covered Executive and who served as a Covered Officer at any time during the performance period for that Incentive Compensation. In the event we are required to prepare an accounting restatement, the policy requires us to recover, reasonably promptly, any erroneously awarded Incentive-Based Compensation (as determined by our Board of Directors or Compensation Committee) received by any Covered Officer during the three completed fiscal years immediately preceding the date on which we are required to prepare such accounting restatement.

The foregoing description of our Compensation Recovery Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of such policy, a copy of which is filed as an exhibit to this Report and is incorporated herein by reference.

Vote Required

The affirmative vote of a majority of the voting power present or represented by proxy is required to approve the Plan Amendment Proposal. Abstentions represent the voting power present under the Company’s amended and restated bylaws, and accordingly will have the same effect as a vote “AGAINST” the outcome of this Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PLAN AMENDMENTS.

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PROPOSAL NO. 5:

APPROVAL OF AMENDMENT TO BYLAWS TO REDUCE QUORUM

Under Section 2.9 of the current Amendment and Restated Bylaws of TELO (the “Bylaws”), for a meeting of shareholder of TELO, a majority of the votes entitled to be cast on the matter shall constitute a quorum of the voting group for action on that matter. In order to facilitate the ease of achieving a quorum at future shareholder meetings, Annual Meeting, stockholders are being asked to approve an amendment to the Bylaws to reduce the amount required for a quorum for an action by the TELO shareholders adopted in a meeting to one third.

Vote Required

The affirmative vote of a majority of the voting power present or represented by proxy is required to approve the Bylaws Amendment Proposal. Abstentions represent the voting power present under the Company’s amended and restated bylaws, and accordingly will have the same effect as a vote “AGAINST” the outcome of this Proposal 5.

PROPOSAL NO. 6:

APPROVAL OF OPTION GRANTS TO NON-EXECUTIVE DIRECTORS

We believe that our compensation proposal for non-executive directors will be effective in incentivizing achievement of key strategic objectives (operational and market based) which will result in long-term sustainable shareholder value, while keeping our director compensation packages competitive with the practices applied by other companies in our industry with a comparable market size. We are proposing the shareholders a grant of 50,000 options from the Plan to each of Matthew Whalen, Matthew Del Giudice and Edward MacPherson (the “Director Options”). The Director Options will be governed in accordance with the Plan, and contain an exercise price equal to the closing price of TELO on Nasdaq on the date prior to the date issuance. We seeking shareholder approval under Florida Statutes § 607.0832, which allows a “safe harbor” in a transaction that involves a conflict of interest if shareholders approve that the transaction was fair at the time it is made.

The affirmative vote of a majority of the votes cast virtually or by proxy at the TELO Annual Meeting is required to approve Proposal No. 6. Abstentions and broker non-votes will have no effect on the outcome of this Proposal. It is anticipated that Proposal No. 6 will be a discretionary proposal considered routine under the rules of the Nasdaq, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus will not result in broker non-votes.

THE TELO BOARD RECOMMENDS THAT TELO’S STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 6 TO APPROVE THE OPTION GRANTS TO NON-EXECUTIVE DIRECTORS.

PROPOSAL NO. 7:

APPROVAL OF POSSIBLE ADJOURNMENT OF THE TELO ANNUAL MEETING

If TELO fails to receive a sufficient number of votes to approve Proposal No. 1, 2, 3, 4, 5 or 6, TELO may propose to postpone or adjourn the TELO Annual Meeting, for a period of not more than 30 days, for the purpose of soliciting additional proxies to approve Proposal No. 1, 2, 3, 4, 5 and 6. TELO currently does not intend to propose postponement or adjournment at the TELO Annual Meeting if there are sufficient votes to approve Proposal No. 1, 2, 3, 4, 5 and 6.

The affirmative vote of a majority of the votes cast virtually or by proxy at the TELO Annual Meeting is required to approve Proposal No. 7. Abstentions and broker non-votes will have no effect on the outcome of this Proposal. It is anticipated that Proposal No. 7 will be a discretionary proposal considered routine under the rules of the Nasdaq, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus will not result in broker non-votes.

THE TELO BOARD RECOMMENDS THAT TELO’S STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 7 TO POSTPONE OR ADJOURN THE TELO ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NO. 1, 2, 3, 4, 5 AND 6.

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PRINCIPAL STOCKHOLDERS OF TELOMIR PHARMACEUTICALS, INC.

The following table sets forth, as of the date of this proxy statement, the ownership of our securities by: (i) each of our directors, (ii) all persons who, to our knowledge, are the beneficial owners of more than 5% of the outstanding shares of common stock, (iii) each of the executive officers, and (iv) all of our directors and executive officers, as a group. Each person named in this table has sole investment power and sole voting power with respect to the shares of common stock set forth opposite such person’s name, except as otherwise indicated.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, TELO believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 34,380,971 shares outstanding on November 17, 2025, adjusted as required by rules promulgated by the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Directors and Executive Officers (1)
Erez Aminov (2)	6,411,200	18.64%
Alan Weichselbaum	-	*
Matthew Whalen	12,500	*
Matthew Del Giudice	12,500	*
Edward MacPherson	12,500	*
All current directors and officers as a group (6 persons)	6,448,700	18.76%

5% Stockholders
Brian McNulty (3)	10,949,152	31.85%
John Paul DeJoria(4)	1,774,900	5.16%
MIRA Pharmaceuticals, Inc.	3,521,127	10.24%

* Represents beneficial ownership of less than 1%

(1)	Unless otherwise denoted, the address of each noted person is 100 SE 2nd St, Suite 200 #1009, Miami, Florida 33131.

(2)	Consists of (i) 1,182,200 shares of common stock and (2) options to purchase 5,229,000 shares of common stock, each fully vested and exercisable as of the date hereof.

(3)	Includes (i) 5,406,431 shares held by the Bayshore Trust, (ii) 1,853,659 shares held by the Celeste J. Williams Lifetime QTIP Trust, (iii) 24,391 shares held directly by Mr. McNulty, (iv) 1,325,646 shared held by Miralogx LLC in which Bayshore Trust is the beneficial owner and (v) 2,339,025 shares issuable pursuant to a warrant held by the Bayshore Trust that is immediately exercisable. As trustee for both the Bayshore Trust and Celeste J. Williams Lifetime QTIP Trust, Mr. McNulty has sole voting and dispositive power over the shares held by each trust, and as such, is deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by each trust. Mr. Jonnie R. Williams, Sr., our founder and the settlor of the Bayshore Trust, does not have voting or dispositive power over the shares held by the Bayshore Trust.

(4)	Acting as trustee of the John Paul DeJoria Family Trust, and in his individual capacity.

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FUTURE STOCKHOLDER PROPOSALS

TELO’s stockholders may submit proposals on matters appropriate for stockholder action at meetings of TELO’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in TELO’s proxy materials relating to TELO’s 2026 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by TELO no later than April 10, 2026. However, if TELO’s 2026 annual meeting of stockholders is not held between and September 8, 2025, then the deadline will be a reasonable time prior to the time TELO begins to print and mail its proxy materials.

To be considered for inclusion as a director nominee in the proxy statement relating to our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), the notice must comply with Rule 14a-9 under the Exchange Act, and include certain information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock, the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve. For all business proposed to be brought to the 2025 Annual Meeting other than director nominations, a proposing stockholder’s notice must be delivered to or mailed and received at the Company’s principal office on or before May 14, 2025 (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, the text of any proposal or business, and any substantial interest in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), and description of all agreements, arrangements or understandings between or among such stockholder, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Proposals should be addressed to our Corporate Secretary at:

Telomir Pharmaceuticals, Inc.

100 SE 2nd St.

Suite 2000, #1009

Miami, FL 33131

(786) 396-6723

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

This proxy statement, the Notice of Annual Meeting of Stockholders, and our form of proxy card are available for viewing, printing and downloading at https://www.astproxyportal.com/ast/27484. To view these materials please have your control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024, is available for viewing on the SEC at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://www.telomirpharma.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to us at 100 SE 2nd Street Suite 2000 #1009, Miami, FL, 33131, Attention: Investor Relations. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to 100 SE 2nd Street Suite 2000 #1009, Miami, FL, 33131, Attention: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Such filings are made available on our Internet website, www.telomirpharma.com, as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC. The SEC maintains an Internet site, www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including the Company.

INFORMATION INCORPORATED BY REFERENCE

This proxy statement incorporates by reference the documents listed below that TELO has previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules). They contain important information about TELO and its financial condition.

●	Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 4, 2025.

●	Quarterly Report on Form 10-Q for the for the quarterly period ended September 30, 2025 filed with the SEC on November 10, 2025;

●	Current Reports on Form 8-K filed with the SEC on January 7, 2025, January 28, 2025, February 18, 2025, February 20, 2025, February 25, 2025, March 19, 2025, May 7, 2025, May 15, 2025, May 21, 2025, May 21, 2025, May 29, 2025, June 2, 2025, June 5, 2025, June 11, 2025, June 18, 2025, July 17, 2025, July 22, 2025, July 23, 2025, August 7, 2025, August 27, 2025, September 4, 2025, September 9, 2025, September 18, 2025, October 6, 2025, October 8, 2025, October 14, 2025, October 20, 2025, October 22, 2025, and November 12, 2025.

●	The description of our common stock in Exhibit 4.4 of our Form 10-K filed on February 4, 2025, including any other amendment or report filed for the purpose of updating such description.

To the extent that any information contained in any report on Form 8-K, or any exhibit thereto, was furnished to, rather than filed with, the SEC by TELO, such information or exhibit is specifically not incorporated by reference.

In addition, TELO incorporates by reference any future filings it may make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the TELO Annual Meeting (excluding any current reports on Form 8-K to the extent disclosure is furnished and not filed). Those documents are considered to be a part of this proxy statement, effective as of the date they are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

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TELO has supplied all information contained in this proxy statement relating to TELO, and TELI has supplied all information contained in this proxy statement relating to TELI.

If you would like to request documents from TELO, please send a request in writing or by telephone to either TELI or TELI at the following addresses:

TELO Pharmaceuticals, Inc.

100 SE 2nd St, Suite 2000, #1009

Miami, FL 33131

Telephone: (786) 396-6723

TELI Pharmaceuticals, Inc.

3014 West Palmira Ave., Suite 302

Tampa, FL 33629

Telephone: (504) 931-642

By Order of the Board of Directors,

/s/ Erez Aminov
Name:	Erez Aminov
Title:	Chief Executive Officer and Chairman of the Board of Directors

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Annex A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

TELOMIR PharmaceuticALs, INC.,

TELIPHARM ACQUISITION, INC.

and

teli Pharmaceuticals, Inc.

DATED AS OF NOVEMBER 20, 2025

This document is intended solely to facilitate discussions among the parties identified herein. It is not intended to create, and shall not be deemed to create, a legally binding or enforceable offer or agreement of any type or nature prior to the duly authorized and approved execution of this document by all such parties and the delivery of an executed copy hereof by all such parties to all other parties.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), is dated as of November 20, 2025 (the “Signing Date”), and made by and among Telomir Pharmaceuticals, Inc. (NASDAQ: TELO), a Florida corporation (the “Company”), TELIPHARM Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and TELI Pharmaceuticals, Inc., a Delaware corporation (“TELI”). Terms not otherwise defined herein shall have the meanings ascribed to such terms in Section 8.9 of this Agreement.

RECITALS

WHEREAS, the respective boards of directors of the Company (the “Company Board”), the Merger Sub (the “Merger Sub Board”) and TELI (the “TELI Board”) have approved, and declared advisable, fair to and in the best interests of each such entity and its respective stockholders to enter into this Agreement and to perform and execute the transactions contemplated by this Agreement, including the merger of TELI with and into Merger Sub, with TELI being the surviving entity (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement and in accordance with the provisions of Section 251 of the Delaware General Corporations Law (“DGCL”);

WHEREAS, in connection with the Merger, each holder of shares of common stock, no par value per share, of TELI (“TELI Common Stock”) as of immediately prior to the Effective Time shall be entitled to receive (1) shares of Common Stock, par value $0.0001 per share of the Company at the exchange ratio set forth on Schedule A hereto (the “Exchange Ratio” and the “Company Common Stock”) for each share of TELI Common Stock held by such stockholder and (2) the Warrant Exchange (as defined herein);

WHEREAS, each of the Merger Sub Board and the TELI Board intends to recommend that the stockholders of Merger Sub and TELI, respectively, approve and adopt this Agreement and the Merger;

WHEREAS, each of the Company, Merger Sub and TELI wish hereby to make certain representations, warranties, covenants, and agreements in connection with the Merger and also to prescribe various conditions to the Merger; and

WHEREAS, for U.S. federal income Tax purposes, the Parties intend that the Merger qualify as a tax-free contribution pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants, and agreements herein contained, and intending to be legally bound hereby, the Company, Merger Sub and TELI hereby agree as follows:

2

AGREEMENT

Article I
THE MERGER

1.1 The Merger. At the Effective Time and upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL, TELI shall be merged with and into Merger Sub. Following the Merger, (a) TELI shall continue as the surviving corporation (the “Surviving Corporation”), while the separate corporate existence of Merger Sub shall cease, (b) the Certificate of Incorporation of TELI shall remain in effect without amendment, (c) all outstanding shares of capital stock of Merger Sub shall be cancelled and converted into only the right to receive Company Common Stock at the Exchange Ratio, (d) certain warrants to purchase shares of TELI Common Stock based on certain milestones shall be cancelled and converted to warrants to receive the same amount of shares of TELI Common Stock on similar terms (the “Warrants Exchange”) and (e) TELI shall be a wholly owned subsidiary of the Company.

1.2 Closing. The closing of the Merger (the “Closing”) will take place at a time and on a date (the “Closing Date”) to be specified by the Parties, which shall be no later than the second Business Day after satisfaction (or waiver) of the latest to occur of the conditions set forth in Article VI (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), remotely by exchange of documents and signatures via Electronic Delivery, unless another time, date or place is agreed to in writing by the Parties hereto.

1.3 Effective Time. As soon as practicable after the determination of the date on which the Closing is to take place, each of Merger Sub and TELI shall, in coordination with each other, deliver to each of the Division of Corporations of the State of Delaware a notice or certificate of the contemplated Merger in the form required under the DGCL which shall inform it that all conditions to the Merger and of this Agreement have been met and set forth the proposed date of the Merger and shall include and provide for all other requirements of Section 251 of the DGCL (the “Certificate of Merger”). The Merger shall become effective on the date and at the time of the issuance by the Division of Corporations of the State of Delaware of a Certificate of Merger in respect of Merger Sub and TELI (such date and time being referred to herein as the “Effective Time”). It is the intention of the parties hereto that the Merger shall be declared effective and that the issuance of the Certificate of Merger shall both occur on the Closing Date.

1.4 Effects of the Merger. The Merger shall have the effects set forth in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, by virtue of, and simultaneously with, the Merger and without any further action on the part of the Company, TELI and Merger Sub or any of their stockholders, (a) TELI shall be merged with and into Merger Sub and the separate corporate existence of Merger Sub shall cease with TELI as the Surviving Corporation; (b) all the properties, rights, privileges, powers and franchises of Merger Sub shall vest in TELI; (c) all debts, liabilities and duties of Merger Sub shall become the debts, liabilities and duties of TELI; (d) the issued TELI Common Stock shall be exchanged for shares of Company Common Stock at the Exchange Ratio, (e) the Warrant Exchange shall occur and (f) TELI shall be deemed a wholly owned subsidiary of TELO.

1.5 Officers and Directors. As of the Effective Time, the positions of the officers and directors of Merger Sub shall be terminated, and the officers and directors of TELI shall become the officers and directors of the Surviving Corporation, in each case until their respective successors are duly appointed or until their earlier death, resignation or removal.

3

Article II
EFFECTS OF MERGER ON SHARE CAPITAL; EXCHANGE OF SHARES

2.1 Effect on Securities.

2.1.0 Conversion.

(a) At the Effective Time, by virtue of the Merger and without any further action by any of the Company, Merger Sub or TELI, or any of their respective stockholders, each share of TELI Common Stock issued and outstanding immediately prior to the Effective Time, other than TELI Common Stock owned by TELI in its treasury, shall, by virtue of the Merger and without any action on the part of the Company or Merger Sub, be exchanged into a number of newly issued, fully paid and nonassessable shares of Company Common Stock at the exact Exchange Ratio, but in no instance will the amount of Company Common Stock issued be greater than the number of outstanding Company Common Stock as-of the closing date of the Merger, and subject to Section 2.1.2 below, and the Warrant Exchange shall occur (such shares of Company Common Stock, the “Merger Consideration”), without interest.

(b) Notwithstanding the foregoing, if, between the date of this Agreement and the Effective Time, the outstanding shares of Company Common Stock or TELI Common Stock shall have been changed into a different number of shares or a different class by reason of any stock split, dividend or distribution of securities convertible into shares of Company Common Stock or TELI Common Stock, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar event, then the Exchange Ratio shall be correspondingly adjusted to provide the holders of the TELI Common Stock the same economic effect as contemplated by this Agreement prior to such stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar event.

(c) Each share of TELI Common Stock to be converted into the Merger Consideration as provided in this Section 2.1.0 shall no longer be outstanding and shall be automatically canceled and shall cease to exist, and the holders of certificates (“Certificates”) which, immediately prior to the Effective Time represented such shares of TELI Common Stock, shall cease to have any rights with respect to such shares other than the right to receive, upon surrender of such Certificates for Company Common Stock calculated in accordance with the Exchange Ratio.

2.1.1 No Fractional Shares. No fraction of a share of Company Common Stock will be issued in connection with the Merger, and no certificates or scrip for any such fractional shares will be issued. All fractional share amounts shall be rounded down to the nearest whole based on the total number of shares of Company Common Stock to be issued to the holder of shares of TELI Common Stock who would otherwise be entitled to receive a fraction of Company Common Stock (after aggregating all fractional Company Common Stock issuable to such holder).

2.2 Exchange Procedures. As soon as reasonably practicable after the Effective Time (but not later than three Business Days thereafter), Company shall deliver to the holders of TELI Common Stock, stock certificates or evidence of book entry for the number of shares of Company Common Stock to which the holders of record of TELI Common Stock become entitled to receive pursuant to Section 2.1.1 above, and the holders of TELI Common Stock shall surrender to the Company the certificates evidencing ownership of such shares of TELI Common Stock.

2.3 Full Discharge. All shares of Company Common Stock issued upon the surrender for exchange of shares of TELI Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to cancelled shares of TELI Common Stock. From and after the Effective Time, there shall be no further registration of transfers on the stock transfer books of TELI of the TELI Common Stock that were outstanding immediately prior to the Effective Time.

2.4 No Liability. The rights of a holder of TELI Common Stock to receive Company Common Stock upon surrender of the shares of TELI Common Stock shall expire on the 18-month anniversary of the Closing. Company shall not be liable to any holder of shares of TELI Common Stock for any shares of Company Common Stock (or dividends or distributions, if any, with respect thereto) properly delivered to a public official pursuant to any applicable abandoned property, escheat, or similar Applicable Law.

4

2.5 Further Actions. If, at or prior to the Effective Time, any further action is necessary or desirable to carry out the purposes or intent of this Agreement, the directors and officers of the Company, Merger Sub and TELI shall have the authority to take all such lawful and necessary action.

Article III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

TELI hereby represents and warrants to each of the Company and Merger Sub as follows:

3.1 Organizational and Qualification; Subsidiaries; Investments. TELI is duly organized, validly existing and in good standing under the laws of the State of Delaware. TELI has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as currently conducted, except as would not, individually or in the aggregate, have a Material Adverse Effect on TELI. TELI is duly qualified to transact business under the Applicable Laws of each jurisdiction where the character of its activities or the location of the properties owned or leased by it requires such qualification or registration, except where the failure of such qualification or registration would not, individually or in the aggregate, have a Material Adverse Effect on TELI. True, correct, and complete copies of the organizational or governing documents of TELI have been made available to the Company and Merger Sub, each as amended to date, and each such organizational or governing documents are in full force and effect. TELI has no Subsidiaries and does not hold stock or other equity interests in any other Person, company or entity.

3.2 [OMITTED]

3.3 Authority Relative to This Agreement; Recommendation.

3.3.0 TELI has all necessary corporate or similar power and authority to execute and deliver this Agreement and each of the other Transaction Agreements to which it is, or will be, a party, to perform its obligations hereunder and thereunder, and, subject to the fulfillment of the terms prescribed in Section 6, to consummate the transactions contemplated hereby and thereby. The execution and delivery by TELI of this Agreement and the other Transaction Agreements to which it is a party or will be a party, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by the TELI Board, and as of the Closing, by the TELI stockholders in accordance with Certificate of Incorporation of TELI, and no other corporate or similar proceedings on the part of TELI are necessary to authorize this Agreement and the other Transaction Agreements or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Transaction Agreement to which TELI is now or is to become a party has been or by the Effective Time will be, duly and validly executed and delivered by TELI and constitutes, assuming the due authorization, execution and delivery hereof and thereof by the Company and Merger Sub, the valid, legal and binding agreement of TELI, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other Applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a Proceeding at law or in equity.

3.3.1 Without limiting the generality of the foregoing, the TELI Board (i) has unanimously approved this Agreement, the Transaction Agreements and the transactions contemplated hereby and thereby, (ii) has made the TELI Recommendation, and (iii) has not, prior to the execution hereof, withdrawn or modified such approval (which approval has not been subsequently rescinded or modified in any way) or the TELI Recommendation.

3.3.2 The approval of TELI and TELI’s stockholders as approved in the TELI Stockholder Meeting, is the only vote of holders of any class or series of Capital Stock of TELI required in connection with the adoption of this Agreement and the consummation of the Merger and the other transactions contemplated hereby.

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3.4 Financial Statements and Records.

3.4.0 TELI has no audited financial statements for 2025.

3.4.1 All stock registers required to be kept by or on behalf of TELI under the provisions of any Applicable Law are true, complete, and accurate in all material respects. All returns, particulars, resolutions, reports and other documents required to be filed with or delivered to any Governmental Entity in respect of TELI are true, complete and accurate and have been properly filed or delivered in a timely manner or a proper exemption from such filing was obtained, except where the failure to file such true, complete and accurate returns, particulars, resolutions, reports and other documents does not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on TELI.

3.4.2 TELI maintains books and records that fairly reflect its material assets and liabilities. Since TELI was founded, there has been no material change in its accounting policies or methods of making accounting estimates or changes in estimates.

3.5 Information Supplied. None of the information supplied or to be supplied by TELI specifically for inclusion or incorporation by reference, in the notice and proxy statement of the general meeting of the Company’s stockholders to be held in connection with the Merger (the “Company Proxy Statement” and the “Company Stockholder Meeting”, respectively), or in the notice of the Company Stockholder Meeting and Parent Proxy Statement (as defined below), will, at the date mailed to stockholders of the Company and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they are made not misleading.

3.6 Consents and Approvals; No Violations.

3.6.0 Except for Consents as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or “blue sky” laws and NASDAQ, no notice to and no Consent of any Governmental Entity is necessary for the execution and delivery by TELI of this Agreement and the Transaction Agreements to which it is or will be a party or the consummation by TELI of the transactions contemplated hereby or thereby except for such Consents the failure of which to make or obtain would not, individually or in the aggregate, prevent or material delay the transactions contemplated hereby or have a Material Adverse Effect on TELI.

3.6.1 Assuming that all Consents described in Section 3.6.0 have been obtained or made, neither the execution, delivery and performance by TELI, as applicable, of this Agreement and of the other Transaction Agreements to which it is now or is to become a party nor the consummation by TELI of the transactions contemplated hereby or thereby will (i) contravene, conflict with or result in any violation or breach of any provision of the Certificate of Incorporation or Bylaws of TELI, (ii) result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation, loss of any benefit, acceleration or Lien) or require any Consent under any of the terms, conditions or provisions of any Contract to which TELI is a party or by which it or any of its respective properties or assets may be bound, (iii) violate any Order or Applicable Law applicable to TELI or any of its respective properties or assets, (iv) contravene, conflict with or result in a violation of, or give any Governmental Entity or other Person the right to exercise any remedy or obtain any relief under, any legal requirement or Applicable Law or any Order to which TELI, or any of the assets owned or used by TELI, is subject, or (v) result in the creation of a Lien on any property or asset of TELI, or (vi) with the passage of time, the giving of notice, or the taking of any action by a third Person, have any of the effects set forth in clauses (i) through (v) of this Section 3.6.1; in each case other than such conflicts, violations, breaches or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on TELI.

3.7 No Default. TELI is not in breach, default or violation (and no event has occurred that with notice or the lapse of time or both would constitute a breach, default or violation) of any term, condition or provision of (a) its Certificate of Incorporation or Bylaws, (b) any Contract to which TELI is now a party or by which it or any of its properties or assets is bound, or (c) any Applicable Law.

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3.8 No Undisclosed Liabilities; Absence of Changes.

3.8.0 TELI has no Liabilities of a type required by GAAP to be reflected on a balance sheet of TELI other than (a) Liabilities in respect of obligations under this Agreement, the other Transaction Agreements, and the transactions contemplated hereby and thereby, (b) Liabilities that are appropriately reflected or reserved for on the face of the Latest Balance Sheet, and (c) Liabilities incurred since October 31, 2025 in the ordinary course of business consistent with past practice (none of which relate to breach of contract, breach of warranty, tort, infringement, violation of or liability under any Applicable Law or any Proceeding).

3.8.1 Since October 31, 2025, there have been no events, developments, changes or occurrences with respect to TELI that, individually or in the aggregate, have had or reasonably could be expected to have a Material Adverse Effect on TELI. Without limiting the generality of the foregoing, October 31, 2025, TELI has conducted its businesses in all material respects in the ordinary course of business consistent with past practice, and TELI has not taken any action which, if taken after the date hereof and prior to the Effective Time, would constitute a breach of Section 5.2 of this Agreement. Since October 31, 2025, there has not been any material damage, destruction, or other casualty loss with respect to any material asset or property owned, leased, or otherwise used by TELI.

3.9 Litigation. There is no Proceeding pending or, to the Knowledge of TELI, threatened against TELI or any of its properties or assets, or to the Knowledge of TELI, any manager, director or officer of TELI in their capacities as such by any Person before any Governmental Entity or any arbitrator. To the Knowledge of TELI, there is no basis on which any such Proceeding may be brought or threatened against TELI. None of TELI or its properties or assets are subject to any material outstanding Order, whether temporary, preliminary, or permanent.

3.10 Compliance With Applicable Law

3.10.0 TELI is and has been in compliance in all material respects with all Applicable Laws applicable to TELI; and TELI has not received notice from any Governmental Entity of any violation, alleged violation or potential violation of any such Applicable Laws.

3.10.1 To the Knowledge of TELI, no event has occurred, and no condition exists, that would reasonably be expected to (with or without notice or lapse of time) constitute or result in a material violation by TELI of any Applicable Law applicable to TELI or its business.

3.10.2 There are no Proceedings pending, including any Form FDA-483 observations, demand letter, warning letter, untitled letter, or, to the Knowledge of TELI, threatened with respect to an alleged material violation by TELI of the FDCA, FDA regulations adopted thereunder, the Public Health Service Act (“PHSA”), the Federal Food, Drug and Cosmetic Act (“FDCA”) or any other similar Law administered or promulgated by any drug regulatory agency (the “Drug Regulatory Agency”), or there is no act, omission, event, or circumstance of which TELI has Knowledge that would reasonably be expected to give rise to or form the basis for any Legal Proceedings, Form FDA-483 observation, demand letter, warning letter, untitled letter, proceeding or request for information or any liability (whether actual or contingent) for failure to comply with the FDCA, PHSA or other similar Laws administered or promulgated by any Drug Regulatory Agency.

3.10.3 TELI has so far conducted no clinical, pre-clinical or other studies and tests of its product candidates.

3.10.4 TELI is not the subject of any pending or, to the Knowledge of TELI, threatened investigation in respect of its business or products by the FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of TELI, it has not has committed any acts, made any statement, or has not failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto. None of TELI or any of its officers, employees or agents has been convicted of any crime or engaged in any conduct that could result in a debarment or exclusion: (i) under 21 U.S.C. Section 335a or (ii) any similar applicable Law. No debarment or exclusionary claims, actions, proceedings or investigations in respect of their business or products are pending or, to the Knowledge of TELI, threatened against TELI or its officers, employees or agents.

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3.10.5 TELI is in compliance in all material respects with all applicable Laws relating to patient, medical or individual health information, including HIPAA, including the standards for the privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the standards for the protection of Electronic Protected Health Information set forth at 45 C.F.R. Part 160 and 45 C.F.R. Part 164, Subpart A and Subpart C, the standards for transactions and code sets used in electronic transactions at 45 C.F.R. Part 160, Subpart A and Part 162, and the standards for Breach Notification for Unsecured Protected Health Information at 45 C.F.R. Part 164, Subpart D, all as amended from time to time. TELI has not received written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Entity of any allegation regarding its failure to comply with HIPAA or any other state law or regulation applicable to the protection of individually identifiable health information or personally identifiable information. No successful “Security Incident,” “Breach of Unsecured Protected Health Information” or breach of personally identifiable information under applicable state or federal laws have occurred with respect to information maintained or transmitted to TELI or an agent or third party subject to a Business Associate Agreement with TELI.

3.10.6 TELI holds all material Consents, ratifications, registrations, permits, licenses, variances, exemptions, orders, and certificates from all respective Governmental Entities (“Permits”) necessary for the lawful conduct of its business as currently conducted.

3.11 Environmental Laws and Regulations.

3.11.0 Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on TELI, (a) Hazardous Materials have not been generated, used, treated or stored on, transported to or from or Released or disposed of on, any real property leased or owned by TELI, except in compliance with applicable Environmental Laws; (b) TELI is in compliance with all applicable Environmental Laws and the requirements of any Permits issued under such Environmental Laws with respect to any TELI Property and, to the Knowledge of TELI, there are no circumstances or conditions, which would prevent compliance with the applicable Environmental Laws; (c) there are no past, pending or, to the Knowledge of TELI, threatened Environmental Claims against TELI or any TELI Property; and (d) TELI is not subject to any outstanding written orders or agreements with any Governmental Entity or other Person respecting (i) Environmental Laws, (ii) remedial action, or (iii) any Release or threatened Release of a Hazardous Material.

3.12 Taxes.:

3.12.0 TELI was established in the current fiscal year and has therefore not filed any tax returns. There are no Liens for Taxes (other than for current Taxes not yet due and payable) upon any assets of TELI.

3.12.1 No claim for assessment or collection of material Taxes is presently being asserted in writing against TELI and v is not a party to any pending material action, proceeding, or investigation by any Tax authority relating to a material Tax nor does TELI have Knowledge of any such threatened action, proceeding or investigation. No extension or waiver of the limitation period applicable to any Tax Return has been granted by or requested from TELI.

3.12.2 TELI is not a party to, or bound by any written Tax sharing, Tax allocation, Tax indemnity or similar agreement or arrangement.

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3.12.3 TELI has not (i) ever been a member of an affiliated group or (ii) incurred any liability for the Taxes of any other person, as a transferee, successor, by contract, or otherwise.

3.12.4 TELI has not received any letter ruling from any taxing authority, and no request for such a ruling is currently pending.

3.12.5 TELI has complied, in all material respects, with applicable Laws relating to the withholding of Taxes in connection with any amounts paid (whether paid in cash, paid in kind, deemed paid or otherwise) or owing by to any employee, creditor, independent contractor, shareholder, or other third party, and to the extent required, have timely paid such Taxes to the relevant Tax authority.

3.13 Intellectual Property.

3.13.0 TELI has no (i) patents or patent applications; (ii) trademark registrations, applications, or material unregistered Trademarks; or (iii) copyright registrations or applications, whether owned in whole or in part, including jointly with others.

3.13.1 Ownership; Sufficiency of Intellectual Property Assets. TELI owns or possesses adequate licenses or other rights to use, free and clear of Liens, all of its Intellectual Property used in or required for its businesses as currently conducted.

3.13.2 No Infringement by Third Parties. To the Knowledge of TELI, no third party is misappropriating, infringing, diluting, or violating any material Intellectual Property owned or used by TELI, and no such claims have been brought against any third party by TELI.

3.13.3 No Proceedings. There are no Proceedings (including any opposition, cancellation, revocation, review, or other proceeding), whether settled, pending, or, to the TELI’s Knowledge threatened (including in the form of offers to obtain a license), (i) alleging any infringement, misappropriation, or other violation by TELI of the Intellectual Property of any Person; (ii) challenging the validity, enforceability, registrability, patentability, or ownership of any Intellectual Property owned or purported to be owned by TELI or its right, title, or interest in or to any Intellectual Property owned by TELI; or (iii) or alleging any infringement, misappropriation, or other violation by any Person of the TELI Intellectual Property. There are no facts or circumstances that could reasonably be expected to give rise to any such Proceeding. TELI is not subject to any outstanding Order (including any motion or petition therefor) that does or could reasonably be expected to restrict or impair the ownership or use of any Intellectual Property owned or licensed by TELI.

3.13.4 No Collaboration with Research Institutions. No personnel, facilities, resources, grants, incentives, exemptions, qualifications or subsidies of any university, college, other educational institution international organization or research center, were used in the development of the TELI Products or Services or Intellectual Property of TELI or any products or services currently under development by TELI.

3.14 Insurance. TELI has no insurance, has never had any insurance, and has never applied for any insurance.

3.15 Certain Business Practices.

3.15.0 None of TELI, nor to the Knowledge of TELI have any of its directors, officers, agents or employees of TELI or to the Knowledge of TELI or any other Person acting on its behalf, acting alone or together, has (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer or supplier of TELI, or any employee or agent of any customer or supplier of TELI; (b) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; (c) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”); or (d) directly or indirectly given or agreed to give any money, gift, bribe, kickback or similar benefit to any customer or supplier of TELI, any employee or agent of any customer or supplier of TELI, any official or employee of any Governmental Entity, or any political party or candidate for office (domestic or foreign), or other Person who was, is or may be in a position to help or hinder the business of TELI (or assist TELI in connection with any actual or proposed transaction), in each case which (i) may subject TELI to any material Liability in any Proceeding, (ii) if not given in the past, may have had a material impact on TELI or its business, or (iii) if not continued in the future, may materially affect TELI or its business.

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3.15.1 Except as has not been and would not reasonably be expected to be, individually or in the aggregate, material to TELI, taken as a whole, TELI has not taken, nor to the Knowledge of TELI have any of its employees, agents, advisors, consultants, representatives, or others for whom any of them may have responsibility taken, any action, directly or indirectly, that constitutes a breach or an alleged breach by such Persons of the FCPA or any other Applicable Laws relating to bribery or corruption, and legislation (the “Anti-Corruption Laws”). Except as has not been and would not reasonably be expected to be, individually or in the aggregate, material to TELI, taken as a whole, TELI has conducted its business in compliance with the FCPA and the other Anti-Corruption Laws and has retained, and will continue to retain, accurate books and records and has instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to ensure, continued compliance therewith.

3.16 Tangible Personal Property; Title; Sufficiency of Assets

3.16.0 Except as would not be material to TELI, TELI owns and has good title to, each of the tangible assets reflected as owned by TELI on the Latest Balance Sheet, free of any Liens. Except as would not be material to TELI, taken as a whole, all of the equipment and other tangible personal property and assets owned or used by TELI are usable in the ordinary course of business and are reasonably adequate and suitable for the uses to which they are being put.

3.16.1 All tangible personal property owned by TELI and all of the items of material tangible personal property used by TELI have been reasonably maintained, are structurally sound, are in reasonably good operating condition and repair, subject to normal wear and tear, and are adequate for the uses to which they are currently being put by TELI in the operation of its businesses as currently conducted, and none of such items of material tangible personal property is in need of maintenance or repairs except for routine maintenance and repairs in the ordinary course of TELI’s business consistent with past practice that are not material in nature or cost.

3.17 Material Contracts.

3.17.0 Other than the license between MIRALOGX, LLC and TELI for the international rights to Telomir-1 (the “License Agreement”), there is no Contract to which TELI is a party or may be bound or to which its properties or assets are subject, as of the date hereof; (i) under the terms of which any of the rights or obligations of a party thereto will be modified or altered or which provide for any increased payment or benefit or accelerated vesting, in any such case as a result of the execution of this Agreement and the consummation of the transactions contemplated hereby and by the other Transaction Agreements or which contain change in control provisions; (ii) which provides for any Award that would not be expired, exercised, assumed or exchanged as a result of the execution of this Agreement and the consummation of the transactions contemplated hereby and by the other Transaction Agreements; (iii) which provides for any material license or other material arrangement with respect to any Intellectual Property of TELI; (iv) which constitutes an undertaking or agreement with any other Governmental Entity; (v) which is an arrangement limiting or restraining TELI or any successor thereto from engaging or competing in any manner or in any business or from conducting any activity in any geographic area or from soliciting any Person to enter into a business or employment relationship or to enter into a relationship with any Person; (vi) under which TELI makes payments in excess of One Hundred Thousand Dollars ($100,000) on an annual basis; (vii) which is a Labor Agreement or any other Contract with any labor union; (viii) which is a real property lease or a personal property lease; (ix) pursuant to which any Indebtedness is outstanding or may be incurred, including any loan or credit agreement, note, bond, mortgage, indenture, letter of credit, interest rate or currency hedging arrangement or other similar agreement or instrument or pursuant to which any Indebtedness of any Person is guaranteed by TELI; (x) pursuant to which TELI is required to indemnify or hold harmless any Person other than Contracts entered into in the ordinary course of business consistent with past practice; (xi) all powers of attorney or other similar agreements or grant of agency by TELI; (xii) all Contracts involving the settlement of any Proceeding or threatened Proceeding which will (a) involve payments after the date of the Latest Balance Sheet of consideration in excess of One Hundred Thousand dollars ($100,000), or (b) impose monitoring, reporting or other continuing obligations on TELI; (xiii) pursuant to which TELI has made any advance, loan, extension of credit or capital contribution to, or other investment in, any Person (other than TELI); (xiv) which is a partnership, joint venture or similar arrangement or that involves any profit sharing; (xv) which prohibits the payment of dividends or distributions in respect of the Capital Stock of TELI or prohibits the pledging of the Capital Stock of TELI; or (xvi) which relates to the acquisition or sale of any material assets of TELI, other than the acquisition or sale of inventory in the ordinary course of business consistent with past practice; (each such Contract, a “TELI Material Contract”).

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3.17.1 All TELI Material Contracts are valid, legal, and binding and in full force and effect as to TELI and are enforceable against the other parties thereto subject to bankruptcy, insolvency, reorganization, moratorium, and similar Applicable Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity. TELI has paid in full or accrued all material amounts now due from them thereunder and have satisfied in full or provided for all of their material liabilities and obligations thereunder which are presently requested to be satisfied or provided for. TELI has not nor, to the Knowledge of TELI, any other parties, have violated any provision of, or committed or failed to perform any act which with notice, lapse of time or both would constitute a default under the provisions of any TELI Material Contract. TELI has not issued or received any written notice of termination, cancellation, material breach or default under any TELI Material Contract and no counterparty to a TELI Material Contract has made any written demand for such renegotiation of any material terms of any TELI Material Contract.

3.18 Grants, Incentives and Subsidies. TELI has received no grants, incentives, or subsidies (collectively, “Grants”) from any Governmental Entity.

3.19 Affiliates; Transactions with Affiliates.

3.19.0 There are no Persons who, to the Knowledge of TELI, may be deemed to be Affiliates of TELI under Rule 145 of the Securities Act.

3.19.1 No Related Party of TELI is presently engaged in any transactions or business arrangements with TELI. Except as disclosed on Section 3.19.1, no Related Party of TELI (i) is a party to any Contract with TELI; (ii) has any direct or indirect material interest in (a) any property, assets or rights of or used by TELI; (b) any franchisor, competitor, customer, supplier, distributor, lessor, independent contractor or agent of TELI (including as an officer, director, manager, employee or consultant of any such Person), or (c) any Person which is a party to any Contract required to be listed pursuant to Section 3.17.0 other than, in the case of clauses (b) and (c) above, as a Person owning beneficially less than 1% of the equity of such entity; or (iii) has outstanding any Indebtedness owed to TELI, or is the obligee or beneficiary of any liability of TELI, in each case, except for employment-related compensation or liabilities therefor received or payable in the ordinary course of business or any rights or obligations such Related Party may have in its capacity as a holder of TELI Common Stock.

3.20 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any of the other Transaction Agreements based upon arrangements made by or on behalf of TELI.

3.21 Employee Benefits. TELI does not have and has never had any employees.

3.22 Indebtedness. There is no outstanding Indebtedness of TELI as of October 31, 2025, including the amount outstanding with respect thereto.

3.23 Real Property. TELI does not own or lease, and has never owned or leased, any real property.

3.24 Anti-Takeover Statutes. TELI is not bound by or has in effect any “poison pill” or similar shareholder rights plan.

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3.25 No Other Representations. TELI acknowledges that none of the Company, Merger Sub or any of their Representatives or any other Person makes, and TELI acknowledges that it has not relied upon or otherwise been induced by, any express or implied representation or warranty with respect to the Company or Merger Sub or with respect to any other information provided or made available to TELI or its Representatives in connection with this Agreement and the transactions contemplated hereunder, including any information, documents, projections, forecasts or other material made available to TELI in certain “data rooms” or management presentations in connection with this Agreement or the transactions contemplated hereunder or the accuracy or completeness of any of the foregoing, except, in each case for the representations and warranties contained in Article IV of this Agreement and in any certificate delivered by Company or Merger Sub under this Agreement.

Article IV
REPRESENTATIONS AND WARRANTIES OF the company and Merger Sub

Except (x) as expressly disclosed in any documents filed or furnished by the Company with the SEC and publicly available prior to the date of this Agreement (including exhibits and other information incorporated by reference therein, but excluding any predictive, cautionary or forward looking disclosures contained under the captions “risk factors,” “forward looking statement,” or any similar precautionary sections and any other disclosures contained therein that are non-specific, predictive, cautionary or forward looking in nature) the representation and warranty set forth in this Agreement to which it corresponds in number and, whether or not an explicit reference or cross-reference is made, each other representation and warranty set forth in this Article IV for which it is reasonably apparent on its face that such information is relevant to such other section), the Company and Merger Sub, jointly and severally, hereby represent and warrant to TELI as follows:

4.1 Organization and Qualification; Subsidiaries.

4.1.0 Each of Company and Merger Sub are duly organized and validly existing under the Applicable Laws of their respective jurisdiction of organization. Each of Company and Merger Sub have all requisite corporate power and authority to own, lease and operate their properties and to carry on their businesses as currently conducted, except as would not, individually or in the aggregate, have a Material Adverse Effect on either of them respectively. The Company and Merger Sub are duly qualified or registered as a foreign company to transact business under the Applicable Laws of each jurisdiction where the character of their activities or the location of the properties owned or leased by their requires such qualification or registration, except where the failure of such qualification or registration would not, individually or in the aggregate, have a Material Adverse Effect on the Company. True, correct, and complete copies of the organizational or governing documents of the Company and Merger Sub have been made available to TELI, each as amended to date, and each such organizational or governing documents are in full force and effect.

4.1.1 Merger sub is the Company’s only Subsidiary. Merger Sub has no Subsidiaries. All of the shares of Capital Stock or other equity interests of the Company’s Subsidiaries are owned by it, free and clear of all Liens. There are no shares of Capital Stock, other equity interests or other voting securities of the Company or Merger sub reserved for issuance to any third party. Each of the Company and is Merger Sub is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, except where failure to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Company or Merger Sub, respectively, and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted. Other than Company’s interests in Merger Sub, neither Company nor Merger Sub directly or indirectly owns any equity or similar interest in, has any equity investment in or any interest convertible, exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business, association or Person. True, correct, and complete copies of the organizational or governing documents of each subsidiary of the Company have been made available to TELI, each as amended to date, and each such organizational or governing documents for each Subsidiary of the Company are in full force and effect. The Subsidiaries of the Company are not in violation of their respective organizational or governing document.

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4.1.2 Merger Sub. Except in connection with this Agreement and the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby, Merger Sub has not conducted any operations, entered into any agreements and has not and will not have prior to the Effective Time or the earlier termination of this Agreement any Liabilities except those arising under this Agreement and the other Transaction Agreements and from the transactions contemplated herein and therein.

4.2 Authority Relative to This Agreement; Recommendation.

4.2.0 Each of the Company and Merger Sub have all necessary corporate or similar power and authority to execute and deliver this Agreement and each of the other Transaction Agreements to which they are, or will be, a party, to perform their obligations hereunder and thereunder, and, subject to the fulfillment of the terms prescribed in Section 6.3 below, to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of the Company and Merger Sub of this Agreement and the other Transaction Agreements to which each of them are a party or will be a party, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company Board on behalf of Company and Merger Sub and, as of the Closing, by the sole shareholder of Merger Sub, and other than the ratification and the approval of the Merger and the Transaction Agreements by the Stockholders of the Company, no other corporate or similar proceedings on the part of Company or Merger Sub are necessary to authorize this Agreement and the other Transaction Agreements or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Transaction Agreement to which the Company and Merger Sub now or are to become a party has been or by the Effective Time will be, duly and validly executed and delivered by each of the Company, the Stockholders of the Company and the sole stockholder of the Merger Sub and constitute, assuming the due authorization, execution and delivery hereof and thereof by TELI, the valid, legal and binding agreement of each of the Company and Merger Sub, enforceable against the Company and Merger Sub in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other Applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a Proceeding at law or in equity.

4.2.1 Without limiting the generality of the foregoing, the Company Board and Merger Sub Board have unanimously approved this Agreement, the Transaction Agreements and the transactions contemplated hereby and thereby. The Company Board has made the Company Recommendation, and has not, prior to the execution hereof, withdrawn or modified the Company Recommendation

4.2.2 The approval of Company, as the sole stockholder of Subsidiary and the approval of the stockholders of the Company are the only stockholder approval required for the adoption of this Agreement and the consummation of the Merger and the other transactions contemplated hereby by the Company and the Merger Sub.

4.3 SEC Reports; Financial Statements.

4.3.0 The Company has filed all forms, reports and documents with the United States Securities and Exchange Commission (the “SEC”) required to be filed under Applicable Law or the rules and regulations of the SEC (such forms, reports and documents, collectively, the “Company Securities Filings”), and complied at the time of filing (after giving effect to any amendments or supplements thereto) in all material respects with all applicable requirements of the rules of the SEC as in effect on the dates such forms, reports and documents were filed. None of such Company Securities Filings, including any financial statements or schedules included or incorporated by reference therein, contained, at the time when made, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading, except to the extent superseded by a Company Securities Filing filed subsequently and prior to the date hereof. All of the Company Financial Statements comply, as of their respective dates of filing with the SEC, in all material respects with the applicable accounting requirements and the rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. GAAP as in effect on the date of such statement (except as may be indicated in the notes thereto and subject, in the case of the unaudited statements, to normal, recurring adjustments not material in amount and the absence of footnotes), and fairly present in all material respects the consolidated financial condition of the Company as of the dates thereof and its consolidated results of operations and cash flows for the periods then ended. No basis exists that would require, and to the Knowledge of the Company, no circumstance exists that would be reasonably expected to require, the Company to restate any of the Company Financial Statements.

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4.3.1 Sarbanes-Oxley; Internal Accounting Controls. The Company and its respective officers and directors are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with US GAPP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the relevant rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company as of the end of the period covered by the most recently filed Form 10-K under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed Form 10-K under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company.

4.3.2 Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

4.3.3 Listing and Maintenance Requirements. The Company Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Company Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as set forth in the last sentence of this Section 4.4.3, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Company Common Stock are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

4.3.4 Application of Takeover Protections. The Company and its board of directors have taken all necessary action in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that will be triggered upon the consummation of the transactions contemplated under the Transaction Agreements, including without limitation as a result of the Company’s issuance of Company Common Stock.

4.4 Information Supplied. None of the information supplied or to be supplied by the Company or Merger Sub specifically for inclusion or incorporation by reference in the notice and proxy statement of the general meeting of the Company’s Stockholders to be held in connection with the Merger (the “Company Proxy Statement” and the “Company Stockholder Meeting”, respectively), will, at the date mailed to Stockholders of the Company, and at the time of the Company Stockholder Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they are made not misleading. Notwithstanding the foregoing provisions of this Section 4.5, no representation or warranty is made by the Company with respect to information or statements made or incorporated by reference in the Company Proxy Statements, Company Stockholder, which information or statements were not supplied by or on behalf of the Company or Merger Sub.

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4.5 Consents and Approvals; No Violations.

4.5.0 Except (i) for Consents as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or “blue sky” laws, NASDAQ, and (ii) such other Consents as may be required by reason of the status of the Company or its Affiliates, no notice to and no Consent of any Governmental Entity is necessary for the execution and delivery by the Company or Merger Sub of this Agreement and the Transaction Agreements to which they are or will be a party or the consummation by the Company or Merger Sub of the transactions contemplated hereby or thereby except for such Consents the failure of which to make or obtain would not, individually or in the aggregate, prevent or material delay the transactions contemplated hereby or have a Material Adverse Effect on Parent.

4.5.1 Assuming that all Consents described in Section 4.6.0 have been obtained or made, neither the execution, delivery and performance by the Company or Merger Sub, as applicable, of this Agreement and of the other Transaction Agreements to which they are now or to become a party nor the consummation by the Company or Merger Sub of the transactions contemplated hereby or thereby will (i) contravene, conflict with or result in any violation or breach of any provision of the respective memorandum of association, articles of association and other charter documents (or similar governing or organizational documents) of Company or Merger Sub, (ii) result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation, loss of any benefit, acceleration or Lien) or require any Consent under any of the terms, conditions or provisions of any Contract to which the Company or Merger Sub are a party or by which any of them or any of their respective properties or assets may be bound, (iii) violate any Order or Applicable Law applicable to the Company or Merger Sub or any of their respective properties or assets, (iv) contravene, conflict with or result in a violation of, or give any Governmental Entity or other Person the right to exercise any remedy or obtain any relief under, any legal requirement or Applicable Law or any Order to which the Company or Merger Sub, or any of the assets owned or used by the them, is subject, or (v) result in the creation of a Lien on any property or asset of the Company or Merger Sub, or (vi) with the passage of time, the giving of notice, or the taking of any action by a third Person, have any of the effects set forth in clauses (i) through (v) of this Section 4.6.1; in each case (other than clause (i) hereof) other than such conflicts, violations, breaches or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent or Merger Sub.

4.6 No Default. None of the Company or Merger Sub is in breach, default or violation (and no event has occurred that with notice or the lapse of time or both would constitute a breach, default or violation) of any term, condition or provision of (a) their charter documents (or similar governing or organizational documents), (b) any Contract to which the Company or Merger Sub are now a party or by which they or any of their properties or assets are bound, or (c) any Applicable Law.

4.7 No Undisclosed Liabilities.

4.7.0 Neither the Company nor Merger Sub has any Liabilities of a type required by U.S. GAAP to be reflected on a consolidated balance sheet of Company (including the notes thereto) other than (a) Liabilities in respect of obligations under this Agreement, and the other Transaction Agreements and the transactions contemplated hereby and thereby, (b) Liabilities that are appropriately reflected or reserved for on the face of the unaudited balance sheet of Company, dated as of the Latest Balance Sheet Date, and (c) Liabilities incurred since the Latest Balance Sheet Date in the ordinary course of business consistent with past practice (none of which relate to breach of contract, breach of warranty, tort, infringement, violation of or liability under any Applicable Law or any Proceeding).

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4.7.1 Except as disclosed in the Company Securities Filings, since March 31, 2025, there have been no events, developments, changes or occurrences with respect to the Company or its subsidiaries that, individually or in the aggregate, have had or reasonably could be expected to have a Material Adverse Effect on the Company.

4.8 Litigation. There is no Proceeding pending or, to the Knowledge of Company or Merger Sub, threatened against Company or Merger Sub or any of their respective properties or assets, or to the Knowledge of the Company and Merger Sub, any manager, director or officer of the Company or Merger Sub in their capacities as such by any Person before any Governmental Entity or any arbitrator that would, individually or in the aggregate, reasonably be expected to (a) have a Material Adverse Effect on Company or Merger Sub, or (b) prevent or materially delay the consummation of the transactions contemplated by this Agreement beyond the Termination Date. To the Knowledge of the Company and Merger Sub, there is no basis on which any such Proceeding may be brought or threatened against the Company or Merger Sub. None of the Company or Merger Sub or any of its or their respective properties or assets are subject to any material outstanding Order, whether temporary, preliminary, or permanent.

4.9 Compliance with Applicable Law.

4.9.0 Each of the Company and Merger Sub are and have been in compliance in all material respects with all Applicable Laws applicable to the Company and Merger Sub and its and their operations; and neither the Company nor Merger Sub has received notice from any Governmental Entity of any violation, alleged violation or potential violation of any such Applicable Laws.

4.9.1 To the Knowledge of the Company and Merger Sub, no event has occurred, and no condition exists, that would reasonably be expected to (with or without notice or lapse of time) constitute or result in a material violation by the Company or Merger Sub of any Applicable Law applicable to the Company or Merger Sub or their respective business.

4.9.2 There are no Legal Proceedings pending, including any Form FDA-483 observations, demand letter, warning letter, untitled letter, or, to the Knowledge of Company, threatened with respect to an alleged material violation by the Company or Merger Sub of the FDCA, FDA regulations adopted thereunder, the PHSA, the FDCA or any other similar Law administered or promulgated by any Drug Regulatory Agency, or there is no act, omission, event, or circumstance of which the Company or Merger Sub has Knowledge that would reasonably be expected to give rise to or form the basis for any Legal Proceedings, Form FDA-483 observation, demand letter, warning letter, untitled letter, proceeding or request for information or any liability (whether actual or contingent) for failure to comply with the FDCA, PHSA or other similar Laws administered or promulgated by any Drug Regulatory Agency.

4.9.3 All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, the Company, or in which Company or its respective current products or product candidates have participated, were and, if still pending, are being conducted (collectively “Company Clinical Trials”) in all material respects in accordance with standard medical and scientific research procedures and in compliance in all material respects with the applicable regulations of any applicable Drug Regulatory Agency and other applicable Law, including 21 C.F.R. Parts 50, 54, 56, 58 and 312. Since January 1, 2023, neither the Company nor Merger Sub has received any written notices, correspondence, or other written communications from any Drug Regulatory Agency requiring, or to the Knowledge of Company or Merger Sub threatening to initiate, the termination or suspension of any clinical studies conducted by or on behalf of, or sponsored by, Company or in which Company or its current products or product candidates have participated. All Company Clinical Trials are being conducted in all material respects in accordance with standard medical and scientific research procedures and in compliance in all material respects with applicable regulations of any applicable Drug Regulatory Agency and other applicable Law, including the Good Clinical Practice regulations under 21 C.F.R. Parts 50, 54, 56, 312 and 314 and Good Laboratory Practice regulations under 21 C.F.R. Part 58.

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4.9.4 Company and Merger Sub are not the subject of any pending or, to the Knowledge of Company or Merger Sub, threatened investigation in respect of their business or products by the FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of Company and Merger Sub, none of the Company nor Merger Sub has committed any acts, made any statement, or has not failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto. None of the Company or Merger Sub or any of their officers, employees or agents has been convicted of any crime or engaged in any conduct that could result in a debarment or exclusion: (i) under 21 U.S.C. Section 335a or (ii) any similar applicable Law. No debarment or exclusionary claims, actions, proceedings or investigations in respect of their business or products are pending or, to the Knowledge of the Company or Merger Sub, threatened against the Company or Merger Sub or any of their respective officers, employees or agents.

4.9.5 The Company and Merger Sub are in compliance in all material respects with all applicable Laws relating to patient, medical or individual health information, including HIPAA, including the standards for the privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the standards for the protection of Electronic Protected Health Information set forth at 45 C.F.R. Part 160 and 45 C.F.R. Part 164, Subpart A and Subpart C, the standards for transactions and code sets used in electronic transactions at 45 C.F.R. Part 160, Subpart A and Part 162, and the standards for Breach Notification for Unsecured Protected Health Information at 45 C.F.R. Part 164, Subpart D, all as amended from time to time. None of the Company nor Merger Sub has received written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Entity of any allegation regarding its failure to comply with HIPAA or any other state law or regulation applicable to the protection of individually identifiable health information or personally identifiable information. No successful “Security Incident,” “Breach of Unsecured Protected Health Information” or breach of personally identifiable information under applicable state or federal laws have occurred with respect to information maintained or transmitted to Company or an agent or third party subject to a Business Associate Agreement with the Company. The Company is currently submitting, receiving and handling or is capable of submitting receiving and handling transactions in accordance with the Standard Transaction Rule. All capitalized terms in this Section 4.10 not otherwise defined in this Agreement shall have the meanings set forth under HIPAA.

4.10 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any of the other Transaction Agreements based upon arrangements made by or on behalf of the Company or Merger Sub.

4.11 Taxes.

4.11.0 The Company and Merger Sub have duly and timely filed all Tax Returns required to be filed (after taking into account all available extensions) in every territory where they were required to file Tax Returns, and such Tax Returns are true and correct in all material respects and have been completed in accordance with Applicable Law. All Taxes required to be paid by Company and Merger Sub (whether or not shown in the Tax Returns) have been timely paid to the applicable Tax Authority. There are no Liens for Taxes (other than for current Taxes not yet due and payable) upon any assets or bank accounts of the Company or Merger Sub.

4.11.1 No claim for assessment or collection of material Taxes is presently being asserted in writing against the Company or Merger Sub and neither the Company nor Merger Sub is a party to any pending action, proceeding, or investigation by any Tax authority relating to a material Tax nor does the Company or Merger Sub have Knowledge of any such threatened action, proceeding or investigation. No extension or waiver of the limitation period applicable to any Tax Return has been granted by or requested from the Company or Merger Sub, which is still in effect.

4.11.2 Neither the Company nor Merger Sub is a party to, or bound by any written Tax sharing, Tax allocation, Tax indemnity or similar agreement or arrangement (other than such agreement or arrangement entered into the ordinary course of business the primary purpose of which does not relate to Tax).

4.11.3 No claim has been made in writing to the Company or Merger Sub by a Tax authority in a jurisdiction where either Company or Merger Sub files Tax Returns that the Company or Merger Sub is or may be subject to income or franchise Taxation by that jurisdiction that has not been resolved. Neither the Company nor Merger Sub is subject to income Tax in any country other than its country of incorporation or formation by virtue of having a permanent establishment or place of business in that country.

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4.11.4 Neither the Company nor Merger Sub will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of: (i) any change in method of accounting made prior to the Closing or the use of an improper method of accounting in any Tax period (or portion thereof) ending on the Closing Date; (ii) any closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or non-U.S. Tax law) executed prior to the Closing; (iii) any installment sale or open transaction disposition made prior to the Closing; (iv) any prepaid amount received or deferred revenue accrued prior to the Closing; or (v) the application of Section 951, 951A, or 965 of the Code (or any similar provision of state, local, or non-U.S. Tax law) with respect to any income recognized by or any asset held by the Parent or Merger Sub before the Closing Date.

4.11.5 Neither the Company nor Merger Sub is a controlled foreign corporation, a passive foreign investment company or a foreign personal holding company as such terms are defined in Sections 957, 1297 and 552 of the Code, respectively.

4.11.6 For U.S. federal income tax purposes, since formation, the Company and Merger Sub have been treated as corporations.

4.11.7 Neither the Company nor Merger Sub has (i) ever been a member of an affiliated group (other than a group, the common parent of which was the Company), or (ii) incurred any liability for the Taxes of any other person, as a transferee, successor, by contract, or otherwise.

4.11.8 The Company and Merger Sub have complied, in all material respects, with applicable Laws relating to the withholding of Taxes in connection with any amounts paid (whether paid in cash, paid in kind, deemed paid or otherwise) or owing by to any employee, creditor, independent contractor, shareholder, or other third party, and to the extent required, have timely paid such Taxes to the relevant Tax authority.

4.12 Valid Issuance. The Company Common Stock to be issued as Merger Consideration pursuant to the terms hereof, when issued as provided in and pursuant to the terms of this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, and (other than restrictions under applicable securities laws) will be free of restrictions on transfer.

4.13 Insurance. All of the insurance policies maintained by the Company are with reputable insurance carriers, provide adequate coverage for all normal risks incident to the business of the Company and its properties and assets, and are in character and amounts as are customary in the businesses in which they are engaged, except where the failure to be so insured would not reasonably be expected to be material to the Company. The Company has made available to TELI correct and complete copies of the Insurance Policies. Each Insurance Policy is legal, valid, binding and in full force and effect and all premiums due with respect to all Insurance Policies have been paid or accrued (and if accrued, such premium payments are not overdue), and the Company has not taken any action or failed to take any action that, with notice or lapse of time or both, would constitute a breach or default, or permit a termination of any of the Insurance Policies, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company. There is no material claim pending under any insurance policies of the Company.

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4.14 Certain Business Practices.

4.14.0 None of the Company nor Merger Sub have, nor to the Knowledge of the Company or Merger Sub have any of their directors, officers, agents or employees of the Company or Merger Sub or to the Knowledge of the Company and Merger Sub any other Person acting on their behalf, acting alone or together, has (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer or supplier of the Company, or any employee or agent of any customer or supplier of the Company; (b) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; (c) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the FCPA; or (d) directly or indirectly given or agreed to give any money, gift, bribe, kickback or similar benefit to any customer or supplier of the Company or Merger Sub, any employee or agent of any customer or supplier of the Company or Merger Sub, any official or employee of any Governmental Entity, or any political party or candidate for office (domestic or foreign), or other Person who was, is or may be in a position to help or hinder the business of the Company or Merger Sub (or assist the Company in connection with any actual or proposed transaction), in each case which (i) may subject the Company or Merger Sub to any material Liability in any Proceeding, (ii) if not given in the past, may have had a material impact on the Company or its business, or (iii) if not continued in the future, may materially affect the Company or Merger Sub or their business.

4.14.1 Except as has not been and would not reasonably be expected to be, individually or in the aggregate, material to the Company, taken as a whole, none of the Company nor Merger Sub has, nor to the Knowledge of the Company and Merger Sub have any its employees, agents, advisors, consultants, representatives, or others for whom any of them may have responsibility, taken, any action, directly or indirectly, that constitutes a breach or an alleged breach by such Persons of the FCPA or any other Anti-Corruption Laws. Except as has not been and would not reasonably be expected to be, individually or in the aggregate, material to the Company or to Merger Sub, taken as a whole, the Company and Merger Sub have conducted their business in compliance with the FCPA and the other Anti-Corruption Laws and have retained, and will continue to retain, accurate books and records and has instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to ensure, continued compliance therewith.

4.14.2 Except as has not been and would not reasonably be expected to be, individually or in the aggregate, material to the Company, taken as a whole, the Company and Merger Sub are, and have been, in compliance with (i) trade embargoes and applicable provisions of U.S. export control, sanction and trade Applicable Laws and regulations, including the Trade Laws. None of the Company or Merger Sub has received any written notices of noncompliance, complaints, subpoenas, investigations, or warnings with respect to its compliance with Trade Laws or Anti-Corruption Laws. Since the Lookback Date, the Company has not (i) made a voluntary disclosure or prior disclosure with respect to violations of any Trade Laws; (ii) been subject to any (x) seizure, detention, compliance assessment, focused assessment, Proceeding for, or, to the Company’s Knowledge, audit, alleged or actual violation in any material respect of any Trade Laws, including underpayment of import or export duties, Taxes or fees, (y) suspension of export privileges, or (z) enforcement action or sanction, or, to the Company’s or Merger Sub’s Knowledge, investigation by any Governmental Entity arising under any Trade Laws; or (iii) made or provided any materially false statement or omission to any Governmental Entity or to any customer in connection with the importation or exportation of merchandise. None of the Company, Merger Sub or any of their directors, managers or officers or employees, or, to the Company’s or Merger Sub’s Knowledge, agent, Affiliate, or other Person acting on behalf of the Company or Merger Sub has exported or reexported, directly or indirectly, any products, technology, software, technical data, or services in violation of Trade Laws.

4.14.3 The Company and Merger Sub:

(a) are currently and have been since the Lookback Date in compliance with all Applicable Laws, Orders and sanctions, criminal and civil, that (a) limit the use and/or seek the forfeiture of proceeds from illegal transactions, (b) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotic dealers or otherwise engaged in activities contrary to the interests of the U.S., (c) require identification and documentation of the parties with whom a financial institution conducts business, or (d) are designed to disrupt the flow of funds to terrorist organizations, in each case except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and Merger Sub; and

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(b) are not and have never been a Person: (a) that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (b) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (c) with whom a party is prohibited from dealing or otherwise engaging in any transaction by any anti-money laundering Applicable Law; (d) who commits, threatens, or conspires to commit or support “terrorism” as defined in the Executive Order; or (e) who is an Affiliate of a Person referenced above; in each case except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. None of the Company, Merger Sub or any of their directors, managers or officers is or has been identified on any Restricted Person List, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or Merger Sub.

Article V
COVENANTS

5.1 Conduct of Business by the Company and Merger Sub. Except (a) as expressly provided in this Agreement, (b) as described in Schedule 5.1 to this Agreement, (c) with the prior written consent of TELI (which consent shall not be unreasonably withheld, conditioned or delayed), during the period from the date hereof to the Effective Time or the earlier termination of this Agreement in accordance with Article VII below (such period, the “Interim Period”), the Company and Merger Sub will: (i) not take any action that would or would reasonably be expected to prevent, materially impair or materially delay the ability of the Company, Merger Sub or TELI to consummate the transactions contemplated by this Agreement or the other Transaction Agreements, (ii) conduct its operations in all material respects in the ordinary and usual course of business consistent with past practice, and (iii) use their reasonable best efforts to preserve intact its and Merger Sub’s corporate existence. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in Schedule 5.1 to this Agreement, during the Interim Period, none of the Company nor Merger Sub will (unless required by Applicable Law after consultation with counsel and TELI), without the prior written consent of TELI (which shall not be unreasonably withheld or delayed):

5.1.0 amend or authorize any amendments to the terms of any of their outstanding securities or its governing or organizational documents, or to the governing or organizational documents of Merger Sub;

5.1.1 issue, sell, deliver, pledge, dispose of, encumber or transfer or agree or commit to do or authorize any of the foregoing with respect to (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other equity securities or equity equivalents (including any stock options or stock appreciation rights) of the Company except for the issuance and sale of Company Common Stock pursuant to Company Equity Awards granted under the Company Plans prior to the date hereof and issuance of Company Equity Awards to new employees in the ordinary course of business consistent with past practice;

5.1.2 split, combine or reclassify any shares of its Capital Stock or any other equity securities or equity equivalents, declare, set aside, authorize, make or pay any dividend or other distribution (whether in cash, stock or property, any combination thereof or otherwise) in respect of its Capital Stock or any other equity securities or equity equivalents of the Company, including Company Common Stock, make any other actual, constructive or deemed distribution in respect of its Capital Stock or other equity securities or equity equivalents or otherwise make any payments to shareholders in their capacity as such, or redeem, purchase or otherwise acquire or issue or sell any of its securities or any rights, options, warrants or calls to acquire or sell any such shares or other securities; provided that the Company may repurchase or otherwise acquire shares in connection with (a) the applicable Company Plan in effect as of the date of this Agreement, (b) the acceptance of Company Common Stock as payment for the per share exercise price of the Company Equity Awards or as payment for Taxes incurred in connection with the exercise, vesting and/or settlement of Company Equity Awards, in each case in accordance with the applicable Company Plan, or (c) the forfeiture of Company Equity Awards;

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5.1.3 enter into any Contract with respect to the voting of the equity interests of the Company or Merger Sub, including the Company Common Stock;

5.1.4 adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization, or other reorganization of the Company or Merger Sub (other than the Merger);

5.1.5 alter through merger, liquidation, reorganization, restructuring or any other fashion the corporate structure of the Company or Merger Sub;

5.1.6 (i) incur or assume any Indebtedness or issue any debt securities, individually or in the aggregate, or modify or agree to any amendment of the terms of any existing Indebtedness of the Company; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the material obligations of any other Person except for obligations incurred in the ordinary course of business and consistent with past practices; (iii) make any loans, advances or capital contributions to, or investments in, any other Person (other than to wholly-owned subsidiaries of the Company); (iv) redeem, pay, discharge or satisfy any Indebtedness or other Liability, or the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of other liabilities reflected or reserved against in, or contemplated by, the Company Financial Statements or incurred in the ordinary course of business consistent with past practice after the date of the Latest Balance Sheet; (v) enable the imposition of any Liens; or (vi) waive the benefits of, or agree to modify in any manner, any exclusivity, standstill or similar agreement benefiting the Company;

5.1.7 (i) acquire or agree to acquire (a) by merging or consolidating with, or by purchasing a substantial equity interest in or portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof, except as set forth in Schedule 5.1.7; or (b) any assets that are material, individually or in the aggregate, to the Company, except purchases of inventory in the ordinary course of business consistent with past practice; (ii) sell, lease, license, transfer, otherwise dispose of, mortgage, sell and leaseback, pledge or otherwise encumber or subject to any Lien (other than a Company Permitted Lien) any material properties or assets of the Company or Merger Sub or any interests therein in any single transaction or series of related transactions, other than sales of Company’s Products and Services in the ordinary course of business consistent with past practices;

5.1.8 change any of the accounting methods, principles, or practices used by the Company or Merger Sub, except as required by U.S. GAAP;

5.1.9 (i) enter into any Contract that would be required to be disclosed under this Agreement; or (ii) authorize or make any material new capital expenditure or expenditures;

5.1.10 (i) make or change any material Tax election; (ii) file or amend any Tax return; (iii) settle or compromise any audit or Proceeding with respect to material Tax matters; (iv) adopt or change any material accounting method; (v) agree to an extension or waiver of the statute of limitations with respect to material Taxes; (vi) surrender any right to claim a material Tax refund; or (vii) enter into any agreement with a Tax authority;

5.1.11 amend the terms of any Company Plans and/or adopt any plans and/or schemes with similar results to those of the Company Plans;

5.1.12 grant any new Company Equity Awards and/or amend the terms of any existing Company Equity Awards;

5.1.13 (i) institute any Proceeding or (ii) release, compromise, assign, settle, or agree to settle any pending or threatened Proceeding, other than settlements that result solely in monetary obligations of the Company (without the admission of wrongdoing or a nolo contendere or similar plea, the imposition of injunctive or other equitable relief, or restrictions on the future activity or conduct on or by the Company) of an amount not greater than $100,000 in the aggregate;

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5.1.14 fail to keep in force the Insurance Policies or replacement or revised policies providing insurance coverage with respect to the assets, operations and activities of the Company as are currently in effect;

5.1.15 make any material changes in policies, procedures, or practices with respect to credit, collection, payment, accounts receivable or accounts payable, except, in each case, to the extent required to conform with U.S. GAAP;

5.1.16 extend the date a Parent Equity Award may be exercised following the date that the holder of a Parent Equity Award ceases to be employed by the Company or provide services to the Company; or

5.1.17 commit or agree (in writing or otherwise) to take any of the actions described in Sections 5.1.0 through 5.1.17 (and it shall use commercially reasonable efforts not to take any action that would make any of the representations or warranties of the Company or Merger Sub contained in this Agreement untrue or incorrect).

Nothing contained in this Agreement or the other Transaction Agreements shall give TELI, directly or indirectly, the right to control or direct the Company’s or Merger Sub’s operations prior to the Effective Time.

5.2 Conduct of Business by the TELI. Except (a) as expressly provided in this Agreement, (b) as described in Schedule 5.2 to this Agreement, (c) with the prior written consent of Company (which consent shall not be unreasonably withheld, conditioned or delayed), during the Interim Period, TELI will: (i) not take any action that would or would reasonably be expected to prevent, materially impair or materially delay the ability of TELI to consummate the transactions contemplated by this Agreement or the other Transaction Agreements, (ii) conduct its operations in all material respects in the ordinary and usual course of business consistent with past practice, and (iii) use its reasonable best efforts to preserve intact its corporate existence. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in Schedule 5.2 to this Agreement, during the Interim Period, TELI will not, without the prior written consent of Company (which shall not be unreasonably withheld or delayed):

5.2.0 amend or authorize any amendments to the terms of any of its outstanding securities or its governing or organizational documents;

5.2.1 issue, sell, deliver, pledge, dispose of, encumber or transfer or agree or commit to do or authorize any of the foregoing with respect to (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other equity securities or equity equivalents (including any stock options or stock appreciation rights) of TELI;

5.2.2 split, combine or reclassify any shares of its Capital Stock or any other equity securities or equity equivalents, declare, set aside, authorize, make or pay any dividend or other distribution (whether in cash, stock or property, any combination thereof or otherwise) in respect of its Capital Stock or any other equity securities or equity equivalents of TELI, including the TELI Comon Stock, make any other actual, constructive or deemed distribution in respect of its Capital Stock or other equity securities or equity equivalents or otherwise make any payments to shareholders in their capacity as such, or redeem, purchase or otherwise acquire or issue or sell any of its securities or any rights, options, warrants or calls to acquire or sell any such shares or other securities or any securities or any rights, options, warrants or calls to acquire or sell any such shares or other securities of any of its Subsidiaries;

5.2.3 enter into any Contract with respect to the voting TELI Securities, including the TELI Comon Stock;

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5.2.4 adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization, or other reorganization of TELI (other than in connection with the Merger);

5.2.5 alter through merger, liquidation, reorganization, restructuring or any other fashion the corporate structure of TELI;

5.2.6 (i) incur or assume any Indebtedness or issue any debt securities, individually or in the aggregate, or modify or agree to any amendment of the terms of any existing Indebtedness of TELI; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the material obligations of any other Person except for obligations of incurred in the ordinary course of business and consistent with past practices; (iii) make any loans, advances or capital contributions to, or investments in, any other Person; (iv) redeem, pay, discharge or satisfy any Indebtedness or other Liability; (v) enable the imposition of any Liens; or (vi) waive the benefits of, or agree to modify in any manner, any exclusivity, standstill or similar agreement benefiting TELI;

5.2.7 (i) acquire or agree to acquire (a) by merging or consolidating with, or by purchasing a substantial equity interest in or portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof; or (b) any assets that are material, individually or in the aggregate to TELI, except purchases of inventory in the ordinary course of business consistent with past practice; (ii) sell, lease, license, transfer, otherwise dispose of, mortgage, sell and leaseback, pledge or otherwise encumber or subject to any Lien any material properties or assets of TELI in any single transaction or series of related transactions;

5.2.8 change any of the accounting methods, principles, or practices used by TELI;

5.2.9 (i) enter into any Contract that would be required to be disclosed in this Agreement; or (ii) authorize or make any material new capital expenditure or expenditures;

5.2.10 (i) make or change any material Tax election; (ii) file or amend any Tax return; (iii) settle or compromise any audit or Proceeding with respect to material Tax matters; (iv) adopt or change any material accounting method; (v) agree to an extension or waiver of the statute of limitations with respect to material Taxes; (vi) surrender any right to claim a material Tax refund; or (vii) enter into any agreement with a Tax authority;

5.2.11 (i) institute any Proceeding or (ii) release, compromise, assign, settle, or agree to settle any pending or threatened Proceeding, other than settlements that result solely in monetary obligations of TELI (without the admission of wrongdoing or a nolo contendere or similar plea, the imposition of injunctive or other equitable relief, or restrictions on the future activity or conduct on or by TELI) of an amount not greater than $100,000 in the aggregate;

5.2.12 make any material changes in policies, procedures, or practices with respect to credit, collection, payment, accounts receivable or accounts payable, except, in each case, to the extent required to conform with GAAP;

5.2.13 commit or agree (in writing or otherwise) to take any of the actions described in Sections 5.2.0 through 5.2.13 (and it shall use commercially reasonable efforts not to take any action that would make any of the representations or warranties of TELI contained in this Agreement untrue or incorrect).

5.3 Proxy Statement. Each of the Company, Merger Sub and TELI shall furnish all information as may be reasonably requested by the others in connection with the preparation, filing and distribution of the Proxy Statements. Each of the Company, the Merger Sub and TELI shall use reasonable best efforts to cause the Proxy Statements to be timely delivered to Company Stockholders. If, at any time prior to the Effective Time, any information relating to Company, Merger Sub or TELI or any of their respective Affiliates, directors or officers, should be discovered by any of them, respectively, which should be set forth in an amendment or supplement to the Proxy Statement, so that any such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be prepared and following a reasonable opportunity for the other party (and its counsel) to review and comment on such amendment or supplement, promptly filed with the SEC and the NASDAQ as applicable, and, to the extent required by Applicable Law, disseminated to the Stockholders of the Company and TELI. Each Party shall notify the other promptly of the receipt of any comments from the SEC, NASDAQ or the staff of the SEC, and of any request by the SEC or NASDAQ for amendments or supplements to the Proxy Statement, as applicable, or for additional information and shall supply each other with copies of all correspondence between either party or any of its Representatives, on the one hand, and the SEC, NASDAQ or their respective staff, as applicable, on the other hand, with respect to the Proxy Statement or the Merger, the Company Stockholder Meeting or the TELI stockholder meeting.

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5.6 Appropriate Action; Consents; Filings.

5.6.0 Without limiting the conditions to Merger set forth in Article VI below, the parties hereto will cooperate with each other and use (their respective reasonable best efforts to consummate the transactions contemplated by this Agreement and to cause the conditions to the Merger set forth in Article VI below to be satisfied as promptly as reasonably practicable, including using reasonable best efforts to accomplish the following as promptly as reasonably practicable:

(a) the obtaining of all actions or nonactions, Consents, approvals, registrations, waivers, permits, authorizations, orders, expirations, or terminations of waiting periods and other confirmations from any Governmental Entity or other Person that are or may become necessary, proper, or advisable in connection with the consummation of the transactions contemplated by the Transaction Agreements, including the Merger (collectively, the “Required Consents”);

(b) the preparation and making of all registrations, filings, forms, notices, petitions, statements, submissions of information, applications, and other documents (including filings with Governmental Entities) that are or may become necessary, proper or advisable in connection with the consummation of the transactions contemplated by this Agreement, including the Merger (collectively, the “Required Filings”);

(c) the taking of all steps as may be necessary, proper, or advisable to obtain an approval from, or to avoid a Proceeding by, any Governmental Entity or other Person in connection with the consummation of the transactions contemplated by this Agreement, including the Merger;

(d) the defending of any lawsuits or other Proceedings, whether judicial or administrative, challenging this Agreement or that would otherwise prevent or delay the consummation of the transactions contemplated by this Agreement, including the Merger, performed or consummated by each party in accordance with the terms of this Agreement, including seeking to have any stay, temporary restraining order or injunction entered by any court or other Governmental Entity vacated or reversed; and

(e) the execution and delivery of any additional instruments that are or may become reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement, including the Merger, and to carry out fully the purposes of this Agreement.

Article VI
CONDITIONS TO CONSUMATION OF THE MERGER

6.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each Party hereto to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions, unless waived in writing by all Parties:

6.1.0 this Agreement and the Merger shall have been approved and adopted by the Company Requisite Vote, the TELI Requisite Vote and Merger Sub Approval;

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6.1.1 no statute, rule, regulation, executive order, decree, ruling, Applicable Law, Order or injunction shall have been enacted, entered, promulgated, or enforced and remain in effect by any United States federal or state court or Governmental Entity that prohibits, restrains, enjoins, or materially restricts the consummation of the Merger;

6.1.2 all Consents of, or declarations or filings with, and all expirations or early terminations of waiting periods required from, any Governmental Entity under Applicable Laws, shall have been filed, have occurred or been obtained (all such Consents and the lapse of all such waiting periods set forth on Schedule 6.1.2 of this Agreement being referred to as the “Requisite Regulatory Approvals”), and all such Requisite Regulatory Approvals shall be in full force and effect;

6.1.3 The issuance by the Division of Corporations of the State of Delaware of a Certificate of Merger of Merger of TELI and Merger Sub,

6.1.4 the boards of directors of each Company and TELI shall have received a fairness opinion relating to the Merger in form reasonably satisfactory to such respective boards;

6.1.5 the Parties shall have obtained the Required Consents and any additional consents and approvals from third parties set forth on Schedule 6.1.6 of this Agreement;

6.1.6 the Parties shall have obtained the Required Consents and any additional consents and approvals from third parties set forth on Schedule 6.1.8; and

6.1.7 Company shall have submitted a notification to NASDAQ in accordance with NASDAQ Rules, and NASDAQ shall not have objected to such notification on or prior to the Closing Date as are required for the consummation of the Merger and issuance of the Merger Consideration.

6.2 Conditions to the Obligations of TELI. The obligation of TELI to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

6.2.0 (i) each of the representations and warranties of Company and Merger Sub set forth in Section 4 above shall be true and correct in all respects, at and as of the Closing Date; and, except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on the Company and Merger Sub;

6.2.1 each of the covenants and obligations of the Company and Merger Sub to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time;

6.2.2 The Company shall not have suffered a Material Adverse Effect after the date hereof;

6.2.3 The Company shall have submitted a notification to NASDAQ as to the issuance of the Merger Consideration, the receipt of the Company Requisite Vote from the Company’s Stockholders Meeting and the consummation of the Merger in accordance with NASDAQ Rules and NASDAQ shall not have objected to such notification on or prior to the Closing Date as are required for the issuance of the Merger Consideration, as such notifications are listed on Schedule 6.2.3; and

6.2.4 The Company Common Stock shall remain listed on the Nasdaq Capital Market and shall not be subject to a delisting notice from Nasdaq. The notification form for the listing of the Company Common Stock to be issued in connection with the Merger shall have been accepted and approved (subject to official notice of issuance).

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6.3 Conditions to the Obligations of the Company and Merger Sub. The respective obligations of the Company and Merger Sub to effect the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

6.3.0 each of the representations and warranties of TELI set forth in Section 3 shall be true and correct in all respects at and as of the Closing Date, (other than representations or warranties that address matters only as of a certain date, which shall be true and correct as of such date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on TELI;

6.3.1 each of the covenants and obligations of TELI to be performed at or before the Effective Time pursuant to the terms of this Agreement, including, without limitation, the covenants set forth in Section 5.2, shall have been duly performed in all material respects at or before the Effective Time;

6.3.2 TELI shall not have suffered a Material Adverse Effect after the date hereof; and

6.3.3 Certain major shareholders of TELI (including Bayshore Trust and related parties, the “Contributing Shareholders”) shall have committed to contribute to Company assets and/or cash (or any combination thereof) totaling $5,000,000 (the “Cash Contribution”), with $1,000,000 due at Closing, $2,000,000 due upon acceptance by the U.S. Food and Drug Administration (“FDA”) of the applicable Investigational New Drug application (“IND”), and $2,000,000 due upon initiation of Phase 1 or 2 clinical trial. In the event any milestone contribution is not funded within three (3) months of the applicable milestone date, the corresponding shares shall be automatically canceled and permanently revert to the Company’s treasury, without adjustment to the exchange ratio or other terms of the Agreement.

Article VII
Termination

7.1 Termination. Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time:

7.1.0 By mutual written consent of the Company and TELI;

7.1.1 By either the Company or TELI, upon delivery of written notice to the other, if the Closing shall not have occurred on or before December 31, 2025 (the “Termination Date”); provided, however, that neither the Company nor TELI will be entitled to terminate this Agreement under this Section 7.1.1 if such Person’s material breach of or material failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date;

7.1.2 By either the Company or TELI, upon written notice to the other, if a Governmental Entity having competent jurisdiction shall have issued or entered any Order or taken any action, or enacted any Applicable Law, which, in any such case permanently restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated by this Agreement, and such Order shall have become final and non-appealable or such Applicable Law is in effect; provided, however that, the Party seeking to terminate this Agreement pursuant to this Section 7.1.2 shall have used reasonable best efforts to remove such Order or Applicable Law or reverse such action;

7.1.3 By Company, (i) if TELI shall have breached, or failed to comply with, any of its covenants or obligations under this Agreement, or any representation or warranty made by TELI set forth in this Agreement shall have been incorrect in any respect when made or shall have since ceased to be true and correct in any respect, such that the conditions set forth in Section 6.3 above would not be satisfied, and (ii) such breach shall not have been cured (or is not capable of being cured) before the earlier of (x) the date which is ten (10) days after the date of delivery by the Company to TELI of notice of such breach, and (y) the Termination Date;

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7.1.4 By TELI, (i) if the Company or Merger Sub shall have breached, or failed to comply with any of their covenants or obligations under this Agreement or any representation or warranty made by the Company or Merger Sub set forth in this Agreement shall have been incorrect in any respect when made or shall have since ceased to be true and correct in any respect, such that the conditions set forth in Section 6.2 above would not be satisfied, and (ii) such breach shall not have been cured (or is not capable of being cured) before the earlier of (x) the date which is ten (10) days after delivery by TELI to the Company of notice of such breach, and (y) the Termination Date (it being understood that TELI may not terminate this Agreement pursuant to this Section 7.1.4 if TELI is then in material breach of this Agreement); and

7.1.5 By either the Company or TELI, if the TELI Requisite Vote or the Company Requisite Vote shall fail to have been obtained at the Company Stockholders Meeting or the TELI Stockholders Meeting, respectively, including any adjournments thereof.

7.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 7.1 hereof, this Agreement shall forthwith become void and there shall be no liability on the part of any of the Parties (or any stockholder, director, officer, employee, agent, consultant or representative of such Parties), except (i) as set forth in this Section 7.2, and in Article VIII; and (ii) nothing herein shall relieve any Party from liability for any (i) fraud or (ii) willful and material breach hereof occurring prior to such termination.

7.3 Fees and Expenses. All legal, accounting, investment banking, advisory, printing, filing and other fees, costs and expenses incurred in connection with the Merger, this Agreement and the other Transaction Agreements and the transactions contemplated by this Agreement and the other Transaction Agreements shall be borne and paid for by the Party incurring such fees, costs, and expenses.

Article VIII
MISCELLANEOUS

8.1 Non-Survival of Representations and Warranties. The representations and warranties made herein shall not survive beyond the Effective Time or a termination of this Agreement. This Section 8.1 shall not limit any covenant or agreement of the Parties that by its term requires performance after the Effective Time, provided that nothing herein shall limit or terminate the liability of any Party hereto for any willful breach hereof.

8.2 Extension; Waiver. At any time prior to the Effective Time, each Party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other Party, (ii) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document certificate or writing delivered pursuant hereto, or (iii) waive compliance by the other Party with any of the agreements or conditions contained herein. Any agreement on the part of any Party hereto to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of such Party. The failure of any Party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

8.3 Entire Agreement; Assignment. This Agreement (including the Transaction Agreements) constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof and supersede all other prior and contemporaneous agreements and understandings both written and oral between the Parties with respect to the subject matter hereof; This Agreement shall not be assigned by operation of law or otherwise; provided, however, that the Merger Sub may assign any or all of its rights and obligations under this Agreement to any direct or indirect wholly owned subsidiary of the Company, but no such assignment shall relieve Merger Sub of its obligations hereunder if such assignee does not perform such obligations.

8.4 Validity. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid, illegal, or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby and to such end the provisions of this Agreement are agreed to be severable. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

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8.5 Notices. All notices, requests, claims, demands, consents, approvals and other communications under this Agreement shall be in writing and shall be deemed given or made (a) as of the date delivered, if delivered personally, (b) as of the date transmitted, if sent by email (provided that telephonic confirmation of receipt of such notice by the addressee thereof), or (c) one (1) Business Day after being sent by a nationally recognized overnight courier (providing proof of delivery), to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

if to the Company or Merger Sub:

TELOMIR PHARMACEUTICALS, INC.,

Email: Erez@Telomirpharma.com

with a copy (which shall not count as notice) to:

and if to TELI:

Email: wjmcnulty@miralogx.com

with a copy (which shall not count as notice) to:

8.6 Governing Law and Venue; Waiver of Jury Trial.

8.6.0 This Agreement shall be governed by, and construed in accordance with, the Applicable Laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdictions other than those of the State of New York. Resolution of any dispute arising hereunder shall be by arbitration in New York City in front of a single arbitrator under the auspices of the American Arbitration Association. The arbitrator shall issue a written ruling and such ruling may be enforced against the Parties hereto in any court of competent jurisdiction. It shall be a condition of the appointment of the arbitrator that he/she shall commit to issue a final, written decision of the dispute within 90 days of his/her appointment. The Parties recognize the importance of such tight time-frame and shall not request extensions thereof, nor shall the arbitrator grant any such extensions.

8.7 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

8.8 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and its successors and permitted assigns and, nothing in this Agreement is intended to or shall confer upon any other Person any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

8.9 Certain Definitions. For the purposes of this Agreement the term:

8.9.0 “Affiliate” means with respect to any Person, any other Person directly or indirectly controlling, (including all directors and officers of such Person) controlled by, or under direct or indirect common control with, such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative of the foregoing;

8.9.1 “Applicable Law” means, with respect to any Person, any domestic or foreign, federal, state, or local statute, law, ordinance, rule, regulation, order, writ, injunction, judgment, decree, or other requirement of any Governmental Entity applicable to such Person or any of its respective properties, assets, officers, directors, employees, consultants, or agents;

8.9.2 “Award” means any outstanding option, restricted share unit, restricted shares, warrant or other right to purchase equity interests in a Person.

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8.9.3 “Business Day” means, save as otherwise defined for purposes of Section 5.4.0 above, any day other than day on which the NASDAQ or banks in the City of New York are closed;

8.9.4 “Capital Stock” means (a) any capital stock, common stock, preferred shares or preferred stock, partnership or membership interests, limited liability company interests, units of participation or other ownership interests entitling the holder thereof to vote with respect to matters involving the issuer thereof or other similar interest (however designated); and (b) any option, warrant, purchase right, conversion right, exchange right or other Contract which would entitled any other Person to acquire any such interest in such Person or otherwise entitle any other Person to share in the equity, profits, earnings, losses or gains of such Person, including stock appreciation, phantom stock, profit participation or other similar rights;

8.9.5 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder;

8.9.6 “Company Audited Financial Statements” means the audited balance sheet of the Company, as of December 31, 2024 and December 31, 2023 and the related audited statements of operations, cash flows and stockholders’ equity for the twelve (12)-month periods then ended;

8.9.7 “Company Equity Award” means any outstanding option, restricted share unit, restricted shares, warrant or other right to purchase Company Common Stock;

8.9.8 “Company Financial Statements” means all of the financial statements of the Company and its Subsidiaries included in the Company Securities Filings, including the Company Audited Financial Statements;

8.9.9 “Company’s Permitted Liens” means any (i) statutory liens for Taxes (a) that are not yet due and payable, or (b) which individually and in the aggregate are not material and are being contested in good faith; (ii) Liens of mechanics, materialmen, warehousemen or other like Liens securing obligations incurred in the ordinary course of business; (iii) those Liens listed on Schedule 8.10.12 hereto and/or as otherwise incurred in the ordinary course of business;

8.9.10 “Company Property” means any real property and improvements owned, leased, used or operated by the Company or any of its Subsidiaries;

8.9.11 “Company Recommendation” means the recommendation of the Company Board that the stockholders of the Company approve this Agreement and the transactions contemplated herein, including the Merger;

8.9.12 “Company Requisite Vote” means the affirmative vote of the holders of Company Common Stock satisfying the applicable majority or other applicable requirements, represented in person or by proxy at the Company Stockholders Meeting, approving the Merger and the transactions contemplated herein, in accordance with the governing documents of the Company, NASDAQ and applicable Law.

8.9.13 “TELI Recommendation” means the recommendation of the TELI Board that the shareholders of TELI approve this Agreement and the transactions contemplated herein, including the Merger;

8.9.14 “TELI Requisite Vote” means the affirmative vote of the holders of the TELI Common Stock satisfying the majority or other applicable requirements, represented in person or by proxy at the TELI Stockholders Meeting, approving the Merger and the transactions contemplated herein, in accordance with the governing documents of the Company and Applicable Law.

8.9.15 “Consent” means any filings, permits, licenses, permits, waivers, orders, authorizations, consents, and approvals;

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8.9.16 “Contract” means any agreement, contract, instrument, note, bond, mortgage, commitment, lease, guaranty, indenture, license, or other instrument, arrangement or understanding (and all amendments, side letters, modifications, and supplements thereto) between parties or by one party in favor of another party, whether written or oral;

8.9.17 “Employee” means any current, former, or retired employee, director, or officer of the Company;

8.9.18 “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, orders, liens, notices of noncompliance or violation, investigations or proceedings under any Environmental Law or any permit issued under any such Environmental Law (for purposes of this subclause, “Claims”), including, without limitation, (i) any and all Claims by Governmental Entities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment;

8.9.19 “Environmental Laws” means any statute, law, rule, regulation, ordinance, code, or rule of common law promulgated by any Governmental Entity in the United States or any other applicable jurisdiction, and any judicial or administrative interpretation thereof binding on the Company or its operations or property as of the date hereof and the Effective Time, including any judicial or administrative order, consent decree or judgment, relating to the environment, health or Hazardous Materials;

8.9.20 “Equity Award” means any outstanding option, restricted share unit, restricted shares, warrant or other right to purchase Company Common Stock;

8.9.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended;

8.9.22 “Exchange Ratio” means the number of shares of Company Common Stock to be issued for each share of TELI Common Stock.

8.9.23 “Executive Order” means Executive Order No. 13224 –Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, effective September 24, 2001, as amended from time to time;

8.9.24 “Governmental Entity” means any United States (federal, state, or local) or foreign government, any political subdivision thereof or any court or tribunal, or administrative, governmental, or regulatory body, agency, department, instrumentality, body, commission or other governmental agency or authority;

8.9.25 “GAAP” means US Generally Accepted Accounting Principles.

8.9.26 “Hazardous Materials” means (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (ii) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “extremely hazardous substances,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” or words of similar import, under any applicable Environmental Law; and (iii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Entity;

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8.9.27 “Indebtedness” means at any specified time, any of the following indebtedness of any Person (whether or not contingent and including any and all principal, accrued and unpaid interest, prepayment premiums or penalties, related expenses, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and other amounts which would be payable in connection therewith): (a) any obligations of such Person for borrowed money or in respect of loans or advances (whether or not evidenced by bonds, debentures, notes, or other similar instruments or debt securities); (b) any obligations of such Person as lessee under any lease or similar arrangement required to be recorded as a capital lease in accordance with GAAP; (c) all liabilities of such Person under or in connection with letters of credit or bankers’ acceptances, performance bonds, sureties or similar obligations; (d) any obligations of such Person to pay the deferred purchase price of property, goods or services other than those trade payables incurred in the ordinary course of business; (e) all liabilities of such Person arising from cash/book overdrafts; (f) all liabilities of such Person under conditional sale or other title retention agreements; (g) all liabilities of such Person arising out of interest rate and currency swap arrangements and any other arrangements designed to provide protection against fluctuations in interest or currency rates; (h) any liability or obligation of others guaranteed by, or secured by any Lien on the assets of, such Person; (i) with respect to the Company, the net amount of any obligation or liability of the Company to the Company or any Affiliate thereof (excluding all employment or consulting compensation, employee benefits or expense reimbursement payable to any Affiliate in accordance with the Company’s existing policies and procedures); and (k) all unpaid Taxes (whether or not due and payable) as of the Closing Date;

8.9.28 “Intellectual Property” means: (a) trademarks and service marks (whether registered or unregistered), trade names, designs and general intangibles of like nature, together with all goodwill related to the foregoing (collectively, “Trademarks”); (b) patents (including any continuations, continuations in part, renewals, extensions and applications for any of the foregoing) (collectively, “Patents”); (c) copyrights (including any registrations and applications therefor and whether registered or unregistered) (collectively, “Copyrights”); (d) computer software; databases; works of authorship; mask works; technology; trade secrets and other confidential information, know-how, proprietary processes, formulae, algorithms, models, user interfaces, customer lists, inventions, discoveries, concepts, ideas, techniques, methods, source codes, object codes, methodologies; and (e) with respect to all of the foregoing, related confidential data or information (collectively, “Trade Secrets”);

8.9.29 “Knowledge” or “Known” means, (a) with respect to the Company and to TELI, respectively, the actual knowledge of the officers and directors thereof in office as of the date hereof, after reasonable inquiry of the personnel, books and records of the Company and its Subsidiaries;

8.9.30 “Labor Agreement” means any (a) collective bargaining agreement, or (b) other labor-related agreement, arrangement or understanding (other than agreements, arrangements or understandings, the terms of which are set forth by Applicable Law) in each case, between the Company or any of its Subsidiaries, on the one hand, and a labor or trade union, labor organization or works council on the other hand;

8.9.31 “Latest Balance Sheet” means the consolidated balance sheet of the Company as of October 31, 2025 (the “Latest Balance Sheet Date”);

8.9.32 “Law” means any federal, state, local, national or supranational or foreign law (including common law), statute, ordinance, rule, regulation, order, code ruling, decree, arbitration award, agency requirement, license, permit, standard, binding guideline or policy, or other enforceable requirements of any Governmental Entity, and as amended from time to time;

8.9.33 “Liability” or “Liabilities” means, with respect to any Person, (i) any liability, indebtedness (including Indebtedness), commitment, or obligation of such Person of any kind whatsoever, whether known or unknown, whether fixed or unfixed, whether choate or inchoate, whether asserted or unasserted, whether determined, determinable or otherwise, whether perfected or unperfected, whether secured or unsecured, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether direct or indirect or consequential, whether due or to become due, and whether or not required to be accrued on the financial statements of such Person; and (ii) any Requisite Regulatory Approvals;

8.9.34 “Lien” means, with respect to any asset (including any security), any mortgage, lien, pledge, charge, claim, security interest or encumbrance of any kind in respect of such asset or any agreement so to encumber such asset;

8.9.35 “Lookback Date” means the date of incorporation of the relevant Persont;

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8.9.36 “Material Adverse Effect” means on or with respect to (x) the Company, or (y) TELI, as the case may be, any state of facts, change, development, effect, condition or occurrence which, individually or in the aggregate, has or would reasonably be expected to have, a materially adverse impact on:

(a) the business, assets, Liabilities, condition (financial or otherwise), financial position or results of operations of such Person, taken as a whole, provided that “Material Adverse Effect” for purposes of this sub-Section (a) shall be deemed to exclude the impact of (a) changes in Applicable Laws (or interpretations thereof) of general applicability or interpretations thereof by Governmental Entities, (b) changes or modifications in GAAP, (c) actions and omissions of the Company taken with the prior consent of TELI (in the case of the Company) or TELI (in the case of the Company), (d) general national or international economic, financial, political or business conditions, (e) acts of terrorism or war (whether or not declared), (f) changes to the industries in which such Person s, as the case may be, operates in general and not specifically relating to such Person, (g) the announcement of this Agreement or the Merger, including, without limitation, any stockholder litigation related to this Agreement, (h) changes in the price or trading volume of the Company Common Stock, as the case may be (it being understood that any cause underlying such change may be taken into consideration when determining whether a Material Adverse Effect has occurred unless such cause is otherwise excluded), or (i) any failure by such Person to meet internal projections or forecasts or third-party revenue or earnings predictions for any period (it being understood that any cause of any such failure may be taken into consideration when determining whether a Material Adverse Effect has occurred, unless such cause is otherwise excluded); and provided further that clauses (a), (b), (d) and (e) above shall be considered for purposes for determining whether there has been a Material Adverse Effect to the extent such state of facts, change, development, effect, condition or occurrence has a disproportionate adverse effect on such Person, as compared to other companies operating in the industry or territory in which such Person operates; or

(b) the legality of such Person to perform its obligations under this Agreement or to consummate the Merger or the other transactions contemplated by this Agreement;

8.9.37 “Merger Sub Approval” means the affirmative vote of the holders of Merger Sub’s Common Stock satisfying the applicable majority, supermajority or other applicable requirements, represented in person or by proxy at Merger Sub’s stockholders meeting to be held in connection with the Merger, approving the Merger and the transactions contemplated herein, in accordance with the governing documents of Merger Sub and applicable Law;

8.9.38 “NASDAQ” means the Nasdaq Capital Market and any successor stock exchange or inter-dealer quotation system operated by The Nasdaq Stock Market, LLC (or any other tier or market thereof on which the securities of Company may at any time be listed);

8.9.39 “NASDAQ Rules” means the NASDAQ Listing Rules (5000 Series);

8.9.40 “Order” means any writ, decree, order, judgment, injunction, rule, ruling, encumbrance, voting right, or Consent of or by a Governmental Entity or arbitrator;

8.9.41 “Company Equity Award” means any outstanding option, restricted share unit, restricted shares, warrant or other right to purchase Company Common Stock;

8.9.42 “Company Financial Statements” means all of the financial statements of the Parent and its Subsidiaries included in the Parent Securities Filings;

8.9.43 “Company’s Permitted Liens” means any (i) statutory liens for Taxes (a) that are not yet due and payable, or (b) which individually and in the aggregate are not material and are being contested in good faith; (ii) Liens of mechanics, materialmen, warehousemen or other like Liens securing obligations incurred in the ordinary course of business; (iii) those Liens listed on Schedule 8.10.63 hereto;

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8.9.44 “Company Plans(s)” means the Company’s 2022 Equity Incentive Plan;

8.9.45 “Parties” means Company, Merger Sub and TELI; and “Party” means any one of them;

8.9.46 “Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, or other legal entity including any Governmental Entity;

8.9.47 “Proceeding” means any action, arbitration, charge, claim, complaint, demand, dispute, governmental audit, grievance, hearing, inquiry, investigation, litigations, proceeding, qui tam action, suit (whether civil, criminal, administrative, judicial, or investigative) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Entity or arbitrator, whether at law or in equity;

8.9.48 “Products and Services” means all proprietary products and services, of a Party that are being developed, offered, licensed, sold, distributed, hosted, maintained or supported, or otherwise provided or made available or planned to be made available by or on behalf of such Party or otherwise used in or planned for use in the operation of the business of such Party, or are currently under development by or for such Party;

8.9.49 “Reference Time” means the close of business of Company on the Closing Date (but without giving effect to the transactions contemplated by this Agreement;

8.9.50 “Related Party” means as to any Person, any Affiliate or subsidiary of such Person, any director, officer, member, or employee of such Person or any Affiliate or subsidiary of such Person, any immediate family member of a director or officer or member of such Person or any Affiliate or subsidiary of such Person, or any holder of one percent (1%) or more of the Capital Stock of such Person;

8.9.51 “Release” means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, or seeping into or upon any land or water or air, or otherwise entering into the environment;

8.9.52 “Restricted Person List” means the (i) Office of Foreign Assets Control of the United States Department of Treasury list of “Specially Designated Nationals and Blocked Persons”; (ii) the Bureau of Industry and Security of the United States Department of Commerce “Denied Persons List,” “Entity List” or “Unverified List”; (iii) the Office of Defense Trade Controls of the United States Department of State “List of Debarred Parties”; or (iv) the State Department’s Nonproliferation Sanctions Lists;

8.9.53 “Securities Act” means the Securities Act of 1933, as amended;

8.9.54 “Subsidiary” or “Subsidiaries” of the Company, TELI or Meger Sub or any other Person means any corporation, partnership, limited liability company, association, trust, unincorporated association or other legal entity of which the Company, TELI or Merger Sub or any such other Person, as the case may be (either alone or through or together with any other Subsidiary), (i) owns, directly or indirectly, more than 50% of the equity securities or more than 50% of the rights to profits or assets on liquidation, (ii) in the case of partnerships, serves as a general partner, (iii) in the case of a limited liability company, serves as a managing member, or (iv) otherwise has the ability to elect a majority of the board of directors or other governing body of such corporation or other legal entity;

8.9.55 “Tax” or “Taxes” means (a) all national, federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, value-added, purchase, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, healthcare fees, national insurance, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, whether disputed or not, levied under the authority of any Governmental Entity of the United States or any other country or their political subdivisions, together with any interest and any penalties, additions to tax or additional amounts with respect thereto; (b) any liability for payment of amounts described in clause (a) above, whether as a result of transferee or successor liability, of being a member of an affiliated, consolidated, combined or unitary group for any period, or otherwise through operation of law; and (c) any liability for the payment of amounts described in clause (a) or (b) above as a result of any tax sharing, tax indemnity or tax allocation agreement or as a result of any other express or implied agreement to indemnify any other Person for such amounts;

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8.9.56 “Tax Return” means any return, declaration, report, statement, information statement and other document required to be filed with any Governmental Entity with respect to Taxes;

8.9.57 “Third Party” or “third party” means any Person or group other than Company, Merger Sub or TELI;

8.9.58 “Trading Market” means any of the following markets or exchanges on which Company Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

8.9.59 “Transaction Agreements” means this Agreement, and all other agreements, instruments, and documents to be executed by Company, Merger Sub and TELI in connection with the transactions contemplated by this Agreement;

8.9.60 “U.S. GAAP” means accounting principles generally accepted in the United States consistently applied in accordance with past practices;

8.10 Specific Performance. Each of the Parties shall have and retain all rights and remedies, at law or in equity, including rights to specific performance and injunctive or other equitable relief, arising out of or relating to a breach or threatened breach of this Agreement, including in the event that this Agreement is terminated due to failure to satisfy a condition or otherwise. Without limiting the generality of the foregoing, the Parties hereby acknowledge and agree that the failure of any Party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other Parties, for which damages, even if available, will not be an adequate remedy. Accordingly, each Party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such Party’s obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder, without the necessity of posting a bond or other security or proving irreparable harm and without regard to the adequacy of any remedy at Applicable Law. A Party’s right to specific performance and injunctive relief shall be in addition to all other legal or equitable remedies available to such Party.

8.11 Interpretation. When a reference is made in this Agreement to a Section, Exhibit, or Schedule, such reference shall be to a Section, Exhibit or Schedule of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not in any way affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The terms, “herein,” “hereof,” and “hereunder” and words of similar import shall be deemed to refer to this Agreement as a whole, including the Exhibits and Schedules hereto, and not to any particular provision of this Agreement. The word, “or” shall be inclusive and not exclusive. The information contained in this Agreement and any other Schedules or the Exhibits hereto are disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party hereto to any third party of any matter whatsoever (including any violation of Law or breach of Contract). Time is of the essence for each and every provision of this Agreement. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. Any Consent to be provided by a Party pursuant to this Agreement shall be deemed effective for all purposes of this Agreement if such Consent is provided via email.

8.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties to this Agreement and delivered to the other Parties hereto. Any such counterpart delivered as a .pdf, .tif, .gif, .jpeg or similar attachment by electronic mail or by electronic signature delivered by electronic transmission (any such delivery, “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a counterpart or signature, or the fact that any counterpart or signature was transmitted or communicated through the use of Electronic Delivery, as a defense to the formation of a contract, and each Party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature pages follow]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement and Plan of Merger to be duly executed on its behalf as of the day and year first above written.

COMPANY
TELOMIR PHARMACEUTICALS, INC.

By	/s/ Erez Aminov
Name:	Erez Aminov
Title:	Chief Executive Officer

SUBSIDIARY
TELIPHARM ACQUISITION INC.

By	/s/ Erez Aminov
Name:	Erez Aminov
Title:	President

TELI PHARMACEUTICALS, INC.

By	/s/ William McNulty
Name:	William McNulty
Title:	CEO

[Signature page to Agreement and Plan of Merger]

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Schedule A to Agreement and Plan of Merger

At the effective time of the Merger (the “Effective Time”), (1) each outstanding share of common stock of TELI, $0.0001 par value per share (“TELI Common Stock”), will be converted into the right to receive such number of shares of common stock of the Company, $0.0001 par value per share (“Company Common Stock”) as is calculated in to the Exchange Ratio (the “Closing”). The Exchange Ratio is calculated using the relative company valuations of each of the Company and TELI, as determined by a third-party valuation firm, and whereas the amount of TELI share value is calculated on an as-issued (non-dilution) basis and the TELI share value is calculated on a fully diluted basis to include all issued TELI options and warrants. The amount of Company Common Stock issued to TELI holders shall not exceed the amount of Company Common Stock outstanding as-of November 3, 2025.

Annex B

MOORE FINANCIAL CONSULTING

Telomir International Rights.

Valuation

November 2025

Moore Financial Consulting

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Dear Sir,

Upon your request, Moore Financial Consulting Ltd. (hereinafter: “MFC”), performed a valuation of a corporation that will hold the international rights to Telomir’s technology, licensed by Miralogx (“Teli”, “the Company”).

Our study was performed based on the following:

●	Data regarding the costs and expenses

●	Public information

This report was prepared based on information provided to us and from discussions held with the Company’s management. We did not verify the accuracy, reliability or completeness of the information provided and the procedures we used while performing the valuation do not constitute an audit or review made under any generally accepted auditing standards.

Our professional fees for this study were not subject to the results of this report.

Indemnification

It has been agreed by us, and Telomir, that except for our willful misconduct, negligence or malice, we will not bear any responsibility vis-à-vis the Client or any third party, from any source and based on any cause, including tort, related to executing services according to this proposal, and the Client, and/or its representatives will not bring any claim and/or lawsuit against us, including via a third party notice, with regard to the services given by us to the Client.

It is agreed that any legal measures regarding this valuation must be taken no later than three years from the date of submission of this valuation. It is agreed between the parties that all legal proceedings will be determined solely by an arbitrator who will be mutually agreed upon and who will be appointed within 30 days from the date of request for arbitration. If the parties do not reach an agreement regarding the identity of the arbitrator, one will be appointed by the President of the Israeli Bar, whoever serves at that time, unless he will have an interest in one of the parties, in which case the arbitrator will be appointed by the President of the District Court in Tel Aviv.

To avoid doubt, it is hereby clarified that the parties agree that any claims and lawsuits regarding this agreement will be settled by an arbitrator, as described above, and they will abstain from turning to legal courts. Additionally, in the case of a lawsuit, the State of Israel will have sole jurisdiction, and the governing law will be Israeli law.

We received information and explanations from the Client and/or its representatives. The responsibility for the information and the explanations belongs solely to the Client. This valuation does not include verifying the data we received.

Given this, this valuation will not be considered a confirmation of the veracity or completeness of the data given to us. In no event will we be responsible for any loss, damage, cost, or expense caused in any way from fraud, misrepresentation, misleading, transferring false information or withholding information on your part and/or on the part of your representatives, or any other reliance on said information, subject to the abovementioned.

Additionally, and without derogating from the foregoing, if, in a final, un-appealable legal proceeding, we are found liable to pay any amount to a third party in connection with the services that are the subject of this valuation, the Client undertakes to indemnify and reimburse us if the source of the claim is not willful misconduct, negligence or malice in providing our services as follows:

(1) In case the conviction shall arise from information provided by the Client which the advisor explicitly relied on in performing the valuation – the client agreed to indemnify and reimburse 100% of any amount which the advisor shall be required to bear.

(2) Otherwise, the client agreed to indemnify and reimburse the advisor for amounts paid by the advisor which are exceeding 3 times the advisor’s fee.

In any event, we will update the Client and will allow it to plead its defense in any proceeding and we will not settle without its prior written consent. It is agreed that the Client will pay the amounts mentioned in this paragraph only if they exceed our professional services fees, and after deducting our fees.

Moore Financial Consulting

Teli. Valuation	November 2025 Page 3 of 24

Study performer: Tzach Kasuto, M.Sc.

Tzach is a partner at Moore Financial Consulting LTD. He has about 20 years of experience in consulting and management, including extensive experience in business, strategic and economic consulting. Tzach holds a bachelor’s degree in economics and an MBA from Tel Aviv University.

Areas of expertise: Company valuation, fairness opinions, common share valuation, purchase price allocations, employee stock option valuation, expert opinions, Feasibility Studies, and Pricing Analysis.

Recent projects include:

●	Fattal Hotels. Provided Fattal Hotels, a major European hotel & leisure company, with numerous financial expert opinions, including a valuation and financial model requested by the underwriters, in connection with Fattal’s IPO.
●	The Second Authority for Television & Radio. Provided the Israeli Second Authority for Television & Radio with numerous economic studies and industry forecasts.
●	El Al. Provided El Al with valuations of two optional suppliers, which offered El Al an equity shares as a benefit for selecting them as a supplier.
●	The Israel Land Development Company. Provided the Israel Land Development Company, one of the leading public companies in Israel, with numerous valuation studies of the company’s major holdings.
●	Given imaging. Various PPA and Impairment studies of Given Imaging SBUs (A global, leader in patient-friendly solutions for visualizing, detecting, and monitoring GI disorders).
●	Kanit Hashalom. Numerous valuations of subsidiaries such as Tambour, Sonol, Supergas and GES.

Yours faithfully,

Moore Financial Consulting Ltd.

Moore Financial Consulting

Teli. Valuation	November 2025 Page 4 of 24

Table of Contents

The Company	5

The Markets	6

Methodology	11

Valuation	14

Appendix – Benchmark Drugs and Treatments	22

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The Company

Telomir Pharmaceuticals, Inc. (“Telomir,”), is a pre-clinical-stage pharmaceutical development company.

Telomir-1 is a novel oral small molecule metal ion regulator designed to extend telomere caps, maintain cellular balance, and combat oxidative stress, a key driver of aging and disease progression. By modulating essential metal ions such as iron and copper, Telomir-1 may help protect against age-related conditions, including Progeria (a rare genetic disorder that causes rapid aging in children), Wilson’s disease (a genetic disorder leading to toxic copper buildup in the body), and Age-related Macular Degeneration (AMD), as well as Type 2 Diabetes, Cancer, and Alzheimer’s disease.

Telomir holds the marketing and sales rights for the geographic region that includes the USA, Canada and Mexico (North America) of the products it develops. Teli holds the marketing and sales rights for the rest of the world.

Moore Financial Consulting

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The Markets

Age Related Macular Degeneration (AMD) 1, 2

General

Age-related macular degeneration (AMD) is an eye condition that causes blurring of your central vision. It occurs when the macula, the part of the retina responsible for sharp, straight-ahead vision, becomes damaged due to aging. The macula is located in the retina, the light-sensitive layer at the back of the eye.

AMD is a common disorder and one of the leading causes of vision loss among older adults. While it doesn’t lead to complete blindness, the loss of central vision can make daily activities like recognizing faces, reading, driving, or performing detailed tasks such as cooking or repairs more difficult.

The progression of AMD varies from person to person; it may advance slowly over many years or worsen more rapidly. In its early stages, AMD may not cause noticeable vision changes, which is why regular eye examinations are essential for early detection and management.

Types and Stages of AMD

There are two main types of age-related macular degeneration (AMD): dry and wet.

Dry AMD

Dry AMD, also known as atrophic AMD, is the most common form. It occurs when the macula gradually thins with age. This type develops in three stages: early, intermediate, and late, and typically progresses slowly over several years. Although there is currently no cure for late-stage dry AMD, individuals can use various strategies and low-vision aids to maximize their remaining sight. If only one eye is affected, it’s important to take measures to protect the other eye from developing the disease.

Geographic Atrophy (GA) is an advanced form of dry age-related macular degeneration. The progressive, irreversible disease is characterized by the growth of lesions that destroy retinal cells leading to loss of vision. Under a microscope, the patchy lesions look like small geographic maps that get larger over time to create blind spots, hence the name of the condition.

Wet AMD

Wet AMD, also called neovascular or advanced AMD, is less common but more severe. It can cause rapid and significant loss of vision. Any stage of dry AMD can progress to wet AMD, but wet AMD itself is always a late-stage condition. It occurs when abnormal blood vessels grow beneath the retina and leak fluid or blood, leading to damage in the macula. The positive news is that effective treatments are available to help slow progression and preserve vision in many cases.

1 https://www.macularsociety.org/diagnosis-treatment/treatments/

2 https://www.fightingblindness.ca/eyehealth/eye-diseases/age-related-macular-degeneration/

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Causes of AMD

Age-related macular degeneration (AMD) develops due to a combination of aging, genetic, and environmental factors that damage the macula, the small area in the retina responsible for central vision. The main causes and risk factors include:

Aging

●	The most significant cause, the risk of AMD increases sharply after age 50.

●	Over time, the cells in the macula break down, leading to vision loss.

Genetics and Family History

●	Having a family history of AMD increases your risk.

●	Certain genes (like CFH and ARMS2) have been linked to higher susceptibility.

Smoking

●	Smoking doubles or even triples the risk of developing AMD.

●	It reduces blood flow and oxygen to the retina, accelerating damage.

Poor Diet and Nutrition

●	Diets low in antioxidants (like vitamins C and E), zinc, lutein, and zeaxanthin can contribute to macular damage.

●	High intake of saturated fats and processed foods increases risk.

Sun Exposure

●	Long-term exposure to ultraviolet (UV) light may damage retinal tissue.

Cardiovascular Factors

●	High blood pressure, high cholesterol, and obesity can affect blood vessels in the eye and contribute to AMD.

Other Risk Factors

●	Light-colored eyes (which are more sensitive to sunlight)

●	Female gender (slightly higher prevalence)

●	Prolonged exposure to blue light (potentially contributes over time)

Symptoms of AMD

The symptoms of age-related macular degeneration (AMD) vary depending on the stage of the disease. Dry AMD develops in three stages, early, intermediate, and late, and because it’s a progressive condition, symptoms typically worsen over time.

●	Early dry AMD: Usually causes no noticeable symptoms.

●	Intermediate dry AMD: Some people may still have no symptoms, while others might experience mild blurriness in central vision or difficulty seeing in dim light.

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●	Late AMD (dry or wet): Vision changes become more apparent. Straight lines may begin to appear wavy or distorted, and a blurry or blank spot may develop near the center of your vision. This area can grow larger over time. Colors might appear duller, and seeing in low light can become increasingly difficult.

When straight lines look wavy or distorted, it could be a sign of late-stage AMD. It’s important to see an eye doctor immediately if this symptom occurs.

Breast Cancer 3

Breast cancer is a kind of cancer that begins as a growth of cells in the breast tissue. After skin cancer, breast cancer is the most common cancer diagnosed in women in the United States. But breast cancer doesn’t just happen in women. Everyone is born with some breast tissue, so anyone can get breast cancer.

Breast cancer survival rates have been increasing. And the number of people dying of breast cancer is steadily going down. Much of this is due to the widespread support for breast cancer awareness and funding for research.

Advances in breast cancer screening allow healthcare professionals to diagnose breast cancer earlier. Finding the cancer earlier makes it much more likely that the cancer can be cured. Even when breast cancer can’t be cured, many treatments exist to extend life. New discoveries in breast cancer research are helping healthcare professionals choose the most effective treatment plans.

Symptoms

Signs and symptoms of breast cancer may include:

●	A breast lump or thickened area of skin that feels different from the surrounding tissue.

●	A nipple that looks flattened or turns inward.

●	Changes in the color of the breast skin. In people with white skin, the breast skin may look pink or red. In people with brown and Black skin, the breast skin may look darker than the other skin on the chest or it may look red or purple.

●	Change in the size, shape or appearance of a breast.

●	Changes to the skin over the breast, such as skin that looks dimpled or looks like an orange peel.

●	Peeling, scaling, crusting or flaking of the skin on the breast.

Causes

The exact cause of most breast cancers isn’t known. Researchers have found things that increase the risk of breast cancer. These include hormones, lifestyle choices and things in the environment. But it’s not clear why some people who don’t have any factors get cancer, yet others with risk factors never do. It’s likely that breast cancer happens through a complex interaction of your genetic makeup and the world around you.

Healthcare professionals know that breast cancer starts when something changes the DNA inside cells in the breast tissue. A cell’s DNA holds the instructions that tell a cell what to do. In healthy cells, the DNA gives instructions to grow and multiply at a set rate. The instructions tell the cells to die at a set time. In cancer cells, the DNA changes give different instructions. The changes tell the cancer cells to make many more cells quickly. Cancer cells can keep living when healthy cells die. This causes too many cells.

3 https://www.mayoclinic.org/diseases-conditions/breast-cancer/symptoms-causes/syc-20352470

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The cancer cells might form a mass called a tumor. The tumor can grow to invade and destroy healthy body tissue. In time, cancer cells can break away and spread to other parts of the body. When cancer spreads, it’s called metastatic cancer.

The DNA changes that lead to breast cancer most often happen in the cells that line the milk ducts. These ducts are tubes designed to carry milk to the nipple. Breast cancer that starts in the ducts is called invasive ductal carcinoma. Breast cancer also can start in cells in the milk glands. These glands, called lobules, are designed to make breast milk. Cancer that happens in the lobules is called invasive lobular carcinoma. Other cells in the breast can become cancer cells, though this isn’t common.

Risk factors

Factors that may increase the risk of breast cancer include:

●	A family history of breast cancer. If a parent, sibling or child had breast cancer, your risk of breast cancer is increased. The risk is higher if your family has a history of getting breast cancer at a young age. The risk also is higher if you have multiple family members with breast cancer. Still, most people diagnosed with breast cancer don’t have a family history of the disease.

●	A personal history of breast cancer. If you’ve had cancer in one breast, you have an increased risk of getting cancer in the other breast.

●	A personal history of breast conditions. Certain breast conditions are markers for a higher risk of breast cancer. These conditions include lobular carcinoma in situ, also called LCIS, and atypical hyperplasia of the breast. If you’ve had a breast biopsy that found one of these conditions, you have an increased risk of breast cancer.

●	Beginning your period at a younger age. Beginning your period before age 12 increases your risk of breast cancer.

●	Beginning menopause at an older age. Beginning menopause after age 55 increases the risk of breast cancer.

●	Being female. Women are much more likely than men are to get breast cancer. Everyone is born with some breast tissue, so anyone can get breast cancer.

●	Dense breast tissue. Breast tissue is made up of fatty tissue and dense tissue. Dense tissue is made of milk glands, milk ducts and fibrous tissue. If you have dense breasts, you have more dense tissue than fatty tissue in your breasts. Having dense breasts can make it harder to detect breast cancer on a mammogram. If a mammogram showed that you have dense breasts, your risk of breast cancer is increased. Talk with your healthcare team about other tests you might have in addition to mammograms to look for breast cancer.

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●	Drinking alcohol. Drinking alcohol increases the risk of breast cancer.

●	Having your first child at an older age. Giving birth to your first child after age 30 may increase the risk of breast cancer.

●	Having never been pregnant. Having been pregnant one or more times lowers the risk of breast cancer. Never having been pregnant increases the risk.

●	Increasing age. The risk of breast cancer goes up as you get older.

●	Inherited DNA changes that increase cancer risk. Certain DNA changes that increase the risk of breast cancer can be passed from parents to children. The most well-known changes are called BRCA1 and BRCA2. These changes can greatly increase your risk of breast cancer and other cancers, but not everyone with these DNA changes gets cancer.

●	Menopausal hormone therapy. Taking certain hormone therapy medicines to control the symptoms of menopause may increase the risk of breast cancer. The risk is linked to hormone therapy medicines that combine estrogen and progesterone. The risk goes down when you stop taking these medicines.

●	Obesity. People with obesity have an increased risk of breast cancer.

●	Radiation exposure. If you received radiation treatments to your chest as a child or young adult, your risk of breast cancer is higher.

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Methodology

Methodology for asset valuation

A valuation of business, operations, assets or liabilities can be carried out according to one or more methodologies for valuation. For the most part, the general practice divides the valuation methodologies between the three following main approaches:

●	The Cost Approach / Net Asset Value (NAV).

●	The Comparative Method / Market Approach.

●	The Income / Earnings Approach

Valuation methodology can make use of one or more of the approaches above. Choosing the appropriate valuation methodology varies from case to case. While each of the various approaches and methodologies has its own uniqueness and is suitable for other types of assets or evaluating various business situations.

In addition, all the approaches require references to various parameters and different information available and therefore the choice of valuation methodology should be done carefully with attention to both the nature of the asset valued, the business environment in which it is located and the information available to the appraiser at the valuation.

The Cost Approach / Net Asset Value (NAV)

The cost approach estimates the economic value of the entity’s assets and liabilities based on their market value. To carry out the valuation based on this method, it is required to replace the book value (accounting numbers) of assets and liabilities (and the off-balance components) with their economic value.

In other words, in contrast to the ‘book value,” the “assets value” “of the Company refers to the net realizable values (Exit Value) of assets and liabilities. The implied equity value is the entity’s total fair value assets less the fair value of its liabilities.

In this approach it is not required to use any forecasts and future value calculation but only present data. For example, if a company, which began operating in a short time before the valuation date, is the owner of production machines whatsoever, the value will be as the fair value of the machines (i.e. the fair value is the price at which the company can sell the machines in the free market and arm’s length transaction basis) plus other company’s assets, minus its liabilities.

The NAV approach is commonly used especially for: (1) companies in liquidation, (2) early-stage companies, (3) companies which are all in fair value, or most of their value are in fair value (mainly holding companies and real estate entities), i.e. the major portion of their value is reflected on their balance sheet (except of “intangible assets” or “goodwill”) or (4) in order to obtain a lower bound for the value of the company.

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The Comparative Method / Market Approach

Under this approach, the estimated value of the asset is based on actual transactions which took place whereby market conditions in the asset itself, or in similar assets, the transactions are carried out within a reasonable time before the valuation date and the markets the comparable assets operate are like the market of the asset valued.

This approach estimates the asset based on comparable purchase and sale transactions of similar activities. The use of information about purchases of similar assets (for the assessment of the asset’s value) assumes that the relevant parameters deriving from similar non-financial businesses can be a basis for deriving the estimated value of the asset.

The above is reserved on the condition that a similar transaction is between a willing buyer and a willing seller (i.e. arm’s length transactions). In such a case, the value of the transaction reflects the real market value of the asset transferred. Comparative transactions which constitute the comparative sample evaluation can be the sale of whole asset on the one hand (e.g., the sale of company), and on the other hand a quote of trade share price of a similar company.

After finding those relevant comparable transactions, it is required to standardize the value of the assets to which they compare to estimate the asset’s value according to selected parameters. Then the asset is estimated based on a comparison between the sample of assets, based on the assumption that similar assets are characterized by the same multiples and/or by similar financial ratios.

The comparison is based on the calculated ratio between the value of the asset and the selected performance parameter. This ratio is called the “multiplier.”

The Income / Earnings Approach

According to the income approach, the value of an economic asset is derived from the future cash flows arising from it. The basic principle underlying the income approach is that an asset / company is an active ongoing concern premise and will operate in the future. The aim of the income approach is to reach the current value based on the firm’s forecast cash flows.

The main valuation methodology in the income approach is the discounted cash flow method (DCF). The principle of the method is that the value of the asset is the present value of free cash flow (FCF) which is generated during the forecast period (finite or infinite).

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The first step in this approach is to build a cash flow projection of the entity (based on the entity’s business model). The model is a set of logical-mathematical relationships between various parameters which are considered as factors that affect the future financial results of the asset that is estimated. The result is a line of cash flows arising from the different formulas and parameters used in the model’s assumptions.

In the second phase, to determine the value of the asset it is required to set an appropriate discount rate which is the basis for discounting future cash flows and translating them into current values. The discount rate reflects the level of activity’s risk. As much as the entity’s activity is dangerous (i.e., the level of uncertainty that exists to realization is lower) then it is required to choose a higher discount rate. As much as the discount rate is higher then, the cash flow’s present value will be lower.

Capital Asset Pricing Model (CAPM) assumes that the average investor holds the market portfolio and therefore he is exposed to market risks and hence measurement of risk for an individual asset is relative risk compared to the market portfolio.

According to this model, the rate of return on equity is derived from the risk-free interest rate plus a market risk premium multiplied by the risk level of the company which is relative to the standard deviation of the market portfolio (ß).

Ke = Rf + ß * (Rm-Rf)

Where:

RF= risk-free interest rate

ß = The correlation level between the return on investment and the return on the market portfolio

Rm-Rf = Risk premium on risky assets above the risk-free interest rate

The Beta of the asset will be derived usually from the calculation of the actual beta of the share of the company, which is estimated, from a sample of similar listed companies, or from a database. First, the beta-share leveraged will be derived from peer group, and then re-leveraging will be carried out to reach the appropriate beta for the estimated company.

Sometimes it is common to include additional premiums for the cost of capital in respect of business risks which are not “perceived” by the CAPM, such as the premium for small companies (small-size premium) and other risk premiums.

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Valuation

Methodology in Telomir’s valuation

Telomir’s valuation was performed under the income approach, using the Risk-Adjusted Net Present Value (rNPV) method. This method enhances standard DCF analysis by adjusting cash flow projections for the probability of success, i.e., adjusting for the probability of successfully advancing through clinical trials and regulatory approval. As a result, this method is also referred to as the expected net present value (eNPV) method. Among the various early-stage biotech valuation methods, the rNPV method is the most appropriate. This method is suited for valuing:

●	Preclinical and clinical stage biotech assets

●	Novel pharma and biotech drugs undergoing development

●	Other life sciences assets that undergo phased development

The mechanics of rNPV involve:

●	Estimating clinical trial and approval probabilities

●	Adjusting cash flow projections for risk using these probabilities

●	Discounting risk-adjusted cash flows to present value

●	Summing risk-adjusted cash flows to derive rNPV

This captures the risks inherent in biotech drug development. rNPV provides a more accurate asset valuation than basic DCF as it enables conducting pharma and biotech valuation based on the stage (preclinical, Phase 1-3) of development of assets.

As mentioned in the company description, Telomir is currently in the process of developing its compound for two indications: Age Related Macular Degeneration (AMD) and Breast Cancer

We have valued Telomir under the assumption that these are the only two projects, therefore we accounted for expected income and expenses related to these indications alone and did not take into consideration developments that the Company might be performing in the future.

Another assumption made for the sake of the current valuation is that the Company will develop the two indications on its own until the successful termination of the Phase II clinical trials and following that will seek for a business agreement with a large pharma company that will perform the Phase III clinical trials (on its own account) and after the successful conclusion of the trials will continue and market the finished products. The Company will be entitled to an upfront payment at the end of Phase II and royalties from the third-party revenues.

As mentioned before, Telomir holds the marketing rights for North America only while the marketing rights for the rest of the world are held by Teli. We have performed Teli’s valuation (and Telomir’s valuation) under the assumption that the developing costs will be expensed equally by both companies, even if the actual development is performed by only one of them.

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Timeline of the development of the Indications

Based on information received from the company and our own research we have assumed the following regarding the development of the AMD and Breast cancer Indications:

The timeline is presented in the following chart:

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Total Available Markets

The company holds the exclusive license rights for all the world other than North America. Our estimations of the potential markets are based on the European markets.

AMD

Our estimations of the AMD market size are based on the prevalence of Dry AMD (Early and Late stages) in the European population 4.

The valuation is based on estimations of the future populations in these markets, as follows (New Treatable cases):

4 https://pmc.ncbi.nlm.nih.gov/articles/PMC5755466/#tbl1

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Breast Cancer

The estimations of the Breast Cancer population are based on the Incidence rates of Breast Cancer in the Female population of Europe in 2022, as follows 5, 6,7:

We assumed that the new developed drug would treat only cancer stages I – III. Data regarding the number of treatable cases (stages I – III) are based on estimations of 2025 Female populations in each of the geographical areas mentioned.

The above figures are based on the current adult populations in each of the geographical markets. The valuation is based on estimations of the future populations in these markets, as follows (New Treatable cases):

Market Share

Our assumptions regarding the market shares of each indication in all the markets are as follows:

5 https://www.wcrf.org/preventing-cancer/cancer-statistics/breast-cancer-statistics/?utm_source=chatgpt.com#breast-cancer-incidence-cases

6 https://gco.iarc.who.int/media/globocan/factsheets/populations/276-germany-fact-sheet.pdf

7 https://gco.iarc.who.int/media/globocan/factsheets/populations/380-italy-fact-sheet.pdf

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Treatments: Schedule and Price

Our assumption regarding the eventual drugs sale prices is presented in the following table. Prices for AMD treatments are based on existing treatment list prices of branded products used for these indications nowadays. For Breast Cancer, we based ourselves on the current list prices of treatments that are close to actual treatments used nowadays. For further explanations regarding the benchmark used, please refer to the relevant appendix. Revenues are 70% of the List Prices (Gross to Net) . The above relates to prices in the US. Prices in the EU are relatively lower by 15%.

Upfront and Royalties

As mentioned, one of the main assumptions is that the Company will continue developing and testing the AMD and Breast Cancer drugs until the successful termination of phase II clinical trials and afterward will come to an agreement with a large pharmaceutical company that will take charge of the continuation of the clinical testing (Phase III) and, when successful, of the commercialization of both developments.

It is assumed that the Company will be entitled to an upfront payment upon signing the agreement with the pharma company and, afterward, to royalties paid based on the revenues that this third party will generate from the sales of both AMD and Breast Cancer developed drugs. The upfront and royalty rates assumed are as follows:

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Costs and Expenses

The Company will incur R&D expenses until the end of the Phase II clinical trials and G&A expenses throughout its lifespan. Also, the Company will finance the costs of the IND, Phase I, and Phase II clinical trials. Following are the assumptions regarding the expenses (The clinical costs are mentioned above) and expenses related to both developments:

In addition to the above stated, another expense calculated as 8% of revenue will be paid as royalties to Miralogx.

Clinical Trials Success Rates

As mentioned, the valuation was performed under the income approach, using the Risk-Adjusted Net Present Value (rNPV) method. This method enhances standard DCF analysis by adjusting cash flow projections for the probability of success, i.e., adjusting for the probability of successfully advancing through clinical trials and regulatory approval. The rates used in the current valuation are based upon research performed and published by the Biotechnology Innovation Organization (BIO)8.

The description of this research, in BIO own words “ A total of 12,728 clinical and regulatory phase transitions were recorded and analyzed from 9,704 development programs over the last decade (2011–2020), across 1,779 companies. Phase transitions occur when a drug candidate advances into the next phase of development or is suspended by the sponsor. By calculating the number of programs progressing to the next phase vs the total number progressing and suspended, we assessed the success rate at each of the four phases of development: Phase I, II, III, and regulatory filing. Having phase-by-phase data in hand, we then compared groups of diseases, drug modalities, and other attributes to generate the most comprehensive analysis yet of biopharmaceutical R&D success.”

8 Clinical Development Success rates and Contributing factors 2011 – 2020 / BIO, February 2021

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One of the results of the BIO research is the following table containing the success rates per disease area:

As can be seen, the success rates of clinical trials differ according to the area of disease and according to the phase. The average success rates are represented by “All Indication” in which the probability of success of Phase I is 52% and those of Phase II and Phase III are 28.9% and 57.8% respectively. For the Company’s indications development, we used the ophthalmology (AMD) and Oncology (Breast Cancer) success rates from the above table. Also, the success rate in IND application is around 90%9. The following table contains the success rates per application:

9 Lapteva L, Pariser AR. Investigational New Drug applications: a 1-year pilot study on rates and reasons for clinical hold. J Investig Med. 2016 Feb;64(2):376-82. doi: 10.1136/jim-2015-000010. PMID: 26911627.

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Cash Flows

Following are the cash flows based on the assumptions described above, prior to the implementation of the clinical trials success rates:

According to the rNPV method used in this valuation, all the revenues and expenses in the model are multiplied by the probability of success, for instance, the AMD R&D expenses until Phase II are to be multiplied by the probability of success of the AMD Phase I (64.40%). Another example, Royalties revenue from Breast Cancer must be multiplied by the product of the probability of success of IND, Phase I, Phase II, Phase III and NDA (90.0% * 48.8% * 24.6% * 47.7% * 92.0% = 4.7%). Following are the cash flows, including the success rates:

From the Pre-Tax Income, taxes at a rate of 21.5% (EU average company tax rate) were deducted. The net income resulting was then discounted at a rate of 30% and a terminal value rate of 2%. Following is a concise DCF that includes the tax expenses and is discounted by the WACC:

Under all the above assumptions, the company’s value is $126,874 thousand (Rounded to $127 million).

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Appendix – Benchmark Drugs and Treatments

Following are the explanations of our choices for the Drugs and Treatments benchmarks used in the valuation.

AMD

The chosen benchmark used for the price of the AMD treatment is based on two existing drugs that were recently approved by the FDA for the treatment of late-stage AMD (Geographical Atrophy – GA).

Syfovre (by Apellis)10:

Syfovre is an eye injection designed to slow the progression of the disease that is administered once every 25 to 60 days. With the FDA approval, it’s become the first and only treatment for the debilitating condition. The vision loss caused by geographic atrophy has a severely negative impact on quality of life.

Apellis notes that Syfovre is not a cure. The drug’s approval was based on its ability to slow the growth of geographic atrophy lesions, a marker of the disease, without any impact on slowing disease progression or the progression of central vision loss.

Syfovre is a C3 therapy designed to regulate the over-activation of the complement cascade, which is an important part of the immune system. In geographic atrophy, excessive complement activation causes the destruction of retinal cells through irreversible lesion growth. C3 has been found to be the only target that can modulate the complement cascade because of its central location in the cascade.

Apellis revealed the list price of Syfovre to be $2,190 per vial before discounts and said it would be made available through specialty distributors and pharmacies across the US.

Izervay (by Iveric Bio, a company of Astella)11:

Iveric Bio, a company of Astellas, has secured recent approval from the US Food and Drug Administration (FDA) for its innovative drug, Izervay (avacincaptad pegol intravitreal solution). This major achievement now allows Izervay’s use for treating geographic atrophy, introducing a new therapeutic option for those suffering from this condition.

Izervay contains avacincaptad pegol sodium, an effective complement C5 inhibitor. Avacincaptad pegol combines an RNA aptamer with a roughly 43-kiloDalton (kDa) branched polyethylene glycol (PEG) molecule. Avacincaptad pegol can bind to and inhibit the complement protein C5, preventing the cleavage of C5 into C5a and C5b and significantly reducing membrane attack complex (MAC) formation.

The recommended dosage of Izervay is 2 mg (equivalent to 0.1 mL of a 20 mg/mL solution), administered via intravitreal injection into each affected eye monthly for up to 12 months. Izervay is anticipated to be available in the US market very soon, and its cost is projected to be $2,100 per vial (that is $2,100 per injection).

10 https://xtalks.com/apellis-syfovre-approved-as-first-treatment-for-geographic-atrophy-despite-uncertain-clinical-benefit-3394/

11 https://xtalks.com/izervay-becomes-second-fda-approved-drug-for-geographic-atrophy-3500/

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Following are our assumptions regarding the list price of an annual treatment for AMD, both early and late stages:

A Vial is for one shot in one eye. The recommended treatment for late-stage AMD (GA) is 6 shots (per eye) a year. The treatment is for lifetime ($ 25,800 annual treatment cost). For early-stage AMD there is no recommended treatment of the sort therefor we have assumed the following: 2 shot per year in only 1 eye (total annual treatment costs of $ 4,300).

Breast Cancer

We assumed that the Breast cancer drug under development will be an Adjuvant (after surgery) or Neoadjuvant (before surgery) treatment. We didn’t find any of these therapies for early stages of breast cancer that had only a branded therapy available. Usually, anthracyclines (like doxorubicin or epirubicin) treatments are used for adjuvant and neoadjuvant treatment of early stages breast cancers.

When generic versions of anthracyclines (like doxorubicin or epirubicin) are available, prices fall dramatically, so for pricing of a new branded anthracycline-based drug (or one not yet generic), we need a reference branded comparator that:

▪	Still holds patent protection or uses a branded formulation,

▪	Belongs to the same class (anthracycline or anthracycline-derived), and

▪	It has publicly available pricing data.

Our Price Benchmark for the breast cancer treatment is Liposomal Doxorubicin (Anthracycline, liposomal formulation of doxorubicin). Doxil is a version of the chemotherapy medication doxorubicin that is covered in a protective coating, which allows it to avoid destruction by the body’s immune system and remain in the body for a longer amount of time. As a result, Doxil has more time to reach the tumor tissue, where the medication is then slowly released. Doxorubicin liposomal interferes with the growth of cancer cells and slows their spread in the body by inhibiting DNA synthesis and causing the production of harmful free radicals.

According to Drugs.com price-guide, one listing shows: for DOXIL (doxorubicin liposomal) 2 mg/mL: a 10 mL vial (20 mg) listed at US $320.63. And for a 25 mL vial (50 mg) ~ US $1,652.83 at one snapshot12.

For modeling a full treatment course: suppose a patient of body surface area (BSA) 1.8 sqm receives the standard 50 mg/sqm, that’s 90 mg each cycle (50 ×1.8). That might equate to roughly two 50 mg vials (or one 100 mg equivalent) each cycle. If each 50 mg vial costs $1,650 (per above), two vials $3,300 per cycle. If treatment continues for, say, 6 cycles, $19,800 in drug cost alone.

We assumed 2 cycles for stage I Breast cancer meaning a total treatment list price of $6,600, 4 cycles for stage II Breast cancer (total treatment list price of $13,220) and 6 cycles for stage III total treatment list price of $19,800.

12 https://www.drugs.com/price-guide/doxil

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Annex C

Telomir Pharmaceuticals Inc.

Valuation

November 2025

Moore Financial Consulting

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Dear Sir,

Upon your request, Moore Financial Consulting Ltd. (hereinafter: “MFC”), performed a valuation of Telomir Pharmaceuticals Inc. (“Telomir”, “the Company”).

Our study was performed based on the following:

●	Data regarding the costs and expenses

●	Public information

This report was prepared based on information provided to us and from discussions held with the Company’s management. We did not verify the accuracy, reliability or completeness of the information provided and the procedures we used while performing the valuation do not constitute an audit or review made under any generally accepted auditing standards.

Our professional fees for this study were not subject to the results of this report.

Indemnification

It has been agreed by us, and Telomir, that except for our willful misconduct, negligence or malice, we will not bear any responsibility vis-à-vis the Client or any third party, from any source and based on any cause, including tort, related to executing services according to this proposal, and the Client, and/or its representatives will not bring any claim and/or lawsuit against us, including via a third party notice, with regard to the services given by us to the Client.

It is agreed that any legal measures regarding this valuation must be taken no later than three years from the date of submission of this valuation. It is agreed between the parties that all legal proceedings will be determined solely by an arbitrator who will be mutually agreed upon and who will be appointed within 30 days from the date of request for arbitration. If the parties do not reach an agreement regarding the identity of the arbitrator, one will be appointed by the President of the Israeli Bar, whoever serves at that time, unless he will have an interest in one of the parties, in which case the arbitrator will be appointed by the President of the District Court in Tel Aviv.

To avoid doubt, it is hereby clarified that the parties agree that any claims and lawsuits regarding this agreement will be settled by an arbitrator, as described above, and they will abstain from turning to legal courts. Additionally, in the case of a lawsuit, the State of Israel will have sole jurisdiction, and the governing law will be Israeli law.

We received information and explanations from the Client and/or its representatives. The responsibility for the information and the explanations belongs solely to the Client. This valuation does not include verifying the data we received.

Given this, this valuation will not be considered a confirmation of the veracity or completeness of the data given to us. In no event will we be responsible for any loss, damage, cost, or expense caused in any way from fraud, misrepresentation, misleading, transferring false information or withholding information on your part and/or on the part of your representatives, or any other reliance on said information, subject to the abovementioned.

Additionally, and without derogating from the foregoing, if, in a final, un-appealable legal proceeding, we are found liable to pay any amount to a third party in connection with the services that are the subject of this valuation, the Client undertakes to indemnify and reimburse us if the source of the claim is not willful misconduct, negligence or malice in providing our services as follows:

(1) In case the conviction shall arise from information provided by the Client which the advisor explicitly relied on in performing the valuation – the client agreed to indemnify and reimburse 100% of any amount which the advisor shall be required to bear.

(2) Otherwise, the client agreed to indemnify and reimburse the advisor for amounts paid by the advisor which are exceeding 3 times the advisor’s fee.

In any event, we will update the Client and will allow it to plead its defense in any proceeding and we will not settle without its prior written consent. It is agreed that the Client will pay the amounts mentioned in this paragraph only if they exceed our professional services fees, and after deducting our fees.

Moore Financial Consulting

Telomir Pharmaceuticals, Inc. Valuation	November 2025 Page 3 of 24

Study performer: Tzach Kasuto, M.Sc.

Tzach is a partner at Moore Financial Consulting LTD. He has about 20 years of experience in consulting and management, including extensive experience in business, strategic and economic consulting. Tzach holds a bachelor’s degree in economics and an MBA from Tel Aviv University.

Areas of expertise: Company valuation, fairness opinions, common share valuation, purchase price allocations, employee stock option valuation, expert opinions, Feasibility Studies, and Pricing Analysis.

Recent projects include:

▪	Fattal Hotels. Provided Fattal Hotels, a major European hotel & leisure company, with numerous financial expert opinions, including a valuation and financial model requested by the underwriters, in connection with Fattal’s IPO.
▪	The Second Authority for Television & Radio. Provided the Israeli Second Authority for Television & Radio with numerous economic studies and industry forecasts.
▪	El Al. Provided El Al with valuations of two optional suppliers, which offered El Al an equity shares as a benefit for selecting them as a supplier.
▪	The Israel Land Development Company. Provided the Israel Land Development Company, one of the leading public companies in Israel, with numerous valuation studies of the company’s major holdings.
▪	Given imaging. Various PPA and Impairment studies of Given Imaging SBUs (A global, leader in patient-friendly solutions for visualizing, detecting, and monitoring GI disorders).
▪	Kanit Hashalom. Numerous valuations of subsidiaries such as Tambour, Sonol, Supergas and GES.

Yours faithfully,

Moore Financial Consulting Ltd.

Moore Financial Consulting

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Table of Contents

The Company	5

The Markets	6

Methodology	11

Valuation	14

Appendix – Benchmark Drugs and Treatments	22

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The Company

Telomir Pharmaceuticals, Inc. (“Telomir,” or the “Company”), is a pre-clinical-stage pharmaceutical development company.

Telomir-1 is a novel oral small molecule metal ion regulator designed to extend telomere caps, maintain cellular balance, and combat oxidative stress, a key driver of aging and disease progression. By modulating essential metal ions such as iron and copper, Telomir-1 may help protect against age-related conditions, including Progeria (a rare genetic disorder that causes rapid aging in children), Wilson’s disease (a genetic disorder leading to toxic copper buildup in the body), and Age-related Macular Degeneration (AMD), as well as Type 2 Diabetes, Cancer, and Alzheimer’s disease.

The company holds the marketing and sales rights for the geographic region that includes the USA, Canada and Mexico (North America) of the products it develops.

Moore Financial Consulting

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The Markets

Age Related Macular Degeneration (AMD) 1, 2

General

Age-related macular degeneration (AMD) is an eye condition that causes blurring of your central vision. It occurs when the macula, the part of the retina responsible for sharp, straight-ahead vision, becomes damaged due to aging. The macula is located in the retina, the light-sensitive layer at the back of the eye.

AMD is a common disorder and one of the leading causes of vision loss among older adults. While it doesn’t lead to complete blindness, the loss of central vision can make daily activities like recognizing faces, reading, driving, or performing detailed tasks such as cooking or repairs more difficult.

The progression of AMD varies from person to person, it may advance slowly over many years or worsen more rapidly. In its early stages, AMD may not cause noticeable vision changes, which is why regular eye examinations are essential for early detection and management.

Types and Stages of AMD

There are two main types of age-related macular degeneration (AMD): dry and wet.

Dry AMD

Dry AMD, also known as atrophic AMD, is the most common form. It occurs when the macula gradually thins with age. This type develops in three stages: early, intermediate, and late, and typically progresses slowly over several years. Although there is currently no cure for late-stage dry AMD, individuals can use various strategies and low-vision aids to maximize their remaining sight. If only one eye is affected, it’s important to take measures to protect the other eye from developing the disease.

Geographic Atrophy (GA) is an advanced form of dry age-related macular degeneration. The progressive, irreversible disease is characterized by the growth of lesions that destroy retinal cells leading to loss of vision. Under a microscope, the patchy lesions look like small geographic maps that get larger over time to create blind spots, hence the name of the condition.

Wet AMD

Wet AMD, also called neovascular or advanced AMD, is less common but more severe. It can cause rapid and significant loss of vision. Any stage of dry AMD can progress to wet AMD, but wet AMD itself is always a late-stage condition. It occurs when abnormal blood vessels grow beneath the retina and leak fluid or blood, leading to damage in the macula. The positive news is that effective treatments are available to help slow progression and preserve vision in many cases.

1 https://www.macularsociety.org/diagnosis-treatment/treatments/

2 https://www.fightingblindness.ca/eyehealth/eye-diseases/age-related-macular-degeneration/

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Causes of AMD

Age-related macular degeneration (AMD) develops due to a combination of aging, genetic, and environmental factors that damage the macula, the small area in the retina responsible for central vision. The main causes and risk factors include:

Aging

●	The most significant cause, the risk of AMD increases sharply after age 50.

●	Over time, the cells in the macula break down, leading to vision loss.

Genetics and Family History

●	Having a family history of AMD increases your risk.

●	Certain genes (like CFH and ARMS2) have been linked to higher susceptibility.

Smoking

●	Smoking doubles or even triples the risk of developing AMD.

●	It reduces blood flow and oxygen to the retina, accelerating damage.

Poor Diet and Nutrition

●	Diets low in antioxidants (like vitamins C and E), zinc, lutein, and zeaxanthin can contribute to macular damage.

●	High intake of saturated fats and processed foods increases risk.

Sun Exposure

●	Long-term exposure to ultraviolet (UV) light may damage retinal tissue.

Cardiovascular Factors

●	High blood pressure, high cholesterol, and obesity can affect blood vessels in the eye and contribute to AMD.

Other Risk Factors

●	Light-colored eyes (which are more sensitive to sunlight)

●	Female gender (slightly higher prevalence)

●	Prolonged exposure to blue light (potentially contributes over time)

Symptoms of AMD

The symptoms of age-related macular degeneration (AMD) vary depending on the stage of the disease. Dry AMD develops in three stages, early, intermediate, and late, and because it’s a progressive condition, symptoms typically worsen over time.

●	Early dry AMD: Usually causes no noticeable symptoms.

●	Intermediate dry AMD: Some people may still have no symptoms, while others might experience mild blurriness in central vision or difficulty seeing in dim light.

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●	Late AMD (dry or wet): Vision changes become more apparent. Straight lines may begin to appear wavy or distorted, and a blurry or blank spot may develop near the center of your vision. This area can grow larger over time. Colors might appear duller, and seeing in low light can become increasingly difficult.

When straight lines look wavy or distorted, it could be a sign of late-stage AMD. It’s important to see an eye doctor immediately if this symptom occurs.

Breast Cancer 3

Breast cancer is a kind of cancer that begins as a growth of cells in the breast tissue. After skin cancer, breast cancer is the most common cancer diagnosed in women in the United States. But breast cancer doesn’t just happen in women. Everyone is born with some breast tissue, so anyone can get breast cancer.

Breast cancer survival rates have been increasing. And the number of people dying of breast cancer is steadily going down. Much of this is due to the widespread support for breast cancer awareness and funding for research.

Advances in breast cancer screening allow healthcare professionals to diagnose breast cancer earlier. Finding the cancer earlier makes it much more likely that the cancer can be cured. Even when breast cancer can’t be cured, many treatments exist to extend life. New discoveries in breast cancer research are helping healthcare professionals choose the most effective treatment plans.

Symptoms

Signs and symptoms of breast cancer may include:

▪	A breast lump or thickened area of skin that feels different from the surrounding tissue.

▪	A nipple that looks flattened or turns inward.

▪	Changes in the color of the breast skin. In people with white skin, the breast skin may look pink or red. In people with brown and Black skin, the breast skin may look darker than the other skin on the chest or it may look red or purple.

▪	Change in the size, shape or appearance of a breast.

▪	Changes to the skin over the breast, such as skin that looks dimpled or looks like an orange peel.

▪	Peeling, scaling, crusting or flaking of the skin on the breast.

Causes

The exact cause of most breast cancers isn’t known. Researchers have found things that increase the risk of breast cancer. These include hormones, lifestyle choices and things in the environment. But it’s not clear why some people who don’t have any factors get cancer, yet others with risk factors never do. It’s likely that breast cancer happens through a complex interaction of your genetic makeup and the world around you.

Healthcare professionals know that breast cancer starts when something changes the DNA inside cells in the breast tissue. A cell’s DNA holds the instructions that tell a cell what to do. In healthy cells, the DNA gives instructions to grow and multiply at a set rate. The instructions tell the cells to die at a set time. In cancer cells, the DNA changes give different instructions. The changes tell the cancer cells to make many more cells quickly. Cancer cells can keep living when healthy cells die. This causes too many cells.

3 https://www.mayoclinic.org/diseases-conditions/breast-cancer/symptoms-causes/syc-20352470

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The cancer cells might form a mass called a tumor. The tumor can grow to invade and destroy healthy body tissue. In time, cancer cells can break away and spread to other parts of the body. When cancer spreads, it’s called metastatic cancer.

The DNA changes that lead to breast cancer most often happen in the cells that line the milk ducts. These ducts are tubes designed to carry milk to the nipple. Breast cancer that starts in the ducts is called invasive ductal carcinoma. Breast cancer also can start in cells in the milk glands. These glands, called lobules, are designed to make breast milk. Cancer that happens in the lobules is called invasive lobular carcinoma. Other cells in the breast can become cancer cells, though this isn’t common.

Risk factors

Factors that may increase the risk of breast cancer include:

▪	A family history of breast cancer. If a parent, sibling or child had breast cancer, your risk of breast cancer is increased. The risk is higher if your family has a history of getting breast cancer at a young age. The risk also is higher if you have multiple family members with breast cancer. Still, most people diagnosed with breast cancer don’t have a family history of the disease.

▪	A personal history of breast cancer. If you’ve had cancer in one breast, you have an increased risk of getting cancer in the other breast.

▪	A personal history of breast conditions. Certain breast conditions are markers for a higher risk of breast cancer. These conditions include lobular carcinoma in situ, also called LCIS, and atypical hyperplasia of the breast. If you’ve had a breast biopsy that found one of these conditions, you have an increased risk of breast cancer.

▪	Beginning your period at a younger age. Beginning your period before age 12 increases your risk of breast cancer.

▪	Beginning menopause at an older age. Beginning menopause after age 55 increases the risk of breast cancer.

▪	Being female. Women are much more likely than men are to get breast cancer. Everyone is born with some breast tissue, so anyone can get breast cancer.

▪	Dense breast tissue. Breast tissue is made up of fatty tissue and dense tissue. Dense tissue is made of milk glands, milk ducts and fibrous tissue. If you have dense breasts, you have more dense tissue than fatty tissue in your breasts. Having dense breasts can make it harder to detect breast cancer on a mammogram. If a mammogram showed that you have dense breasts, your risk of breast cancer is increased. Talk with your healthcare team about other tests you might have in addition to mammograms to look for breast cancer.

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▪	Drinking alcohol. Drinking alcohol increases the risk of breast cancer.

▪	Having your first child at an older age. Giving birth to your first child after age 30 may increase the risk of breast cancer.

▪	Having never been pregnant. Having been pregnant one or more times lowers the risk of breast cancer. Never having been pregnant increases the risk.

▪	Increasing age. The risk of breast cancer goes up as you get older.

▪	Inherited DNA changes that increase cancer risk. Certain DNA changes that increase the risk of breast cancer can be passed from parents to children. The most well-known changes are called BRCA1 and BRCA2. These changes can greatly increase your risk of breast cancer and other cancers, but not everyone with these DNA changes gets cancer.

▪	Menopausal hormone therapy. Taking certain hormone therapy medicines to control the symptoms of menopause may increase the risk of breast cancer. The risk is linked to hormone therapy medicines that combine estrogen and progesterone. The risk goes down when you stop taking these medicines.

▪	Obesity. People with obesity have an increased risk of breast cancer.

▪	Radiation exposure. If you received radiation treatments to your chest as a child or young adult, your risk of breast cancer is higher.

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Methodology

Methodology for asset valuation

A valuation of business, operations, assets or liabilities can be carried out according to one or more methodologies for valuation. For the most part, the general practice divides the valuation methodologies between the three following main approaches:

●	The Cost Approach / Net Asset Value (NAV).

●	The Comparative Method / Market Approach.

●	The Income / Earnings Approach

Valuation methodology can make use of one or more of the approaches above. Choosing the appropriate valuation methodology varies from case to case. While each of the various approaches and methodologies has its own uniqueness and is suitable for other types of assets or evaluating various business situations.

In addition, all the approaches require references to various parameters and different information available and therefore the choice of valuation methodology should be done carefully with attention to both the nature of the asset valued, the business environment in which it is located and the information available to the appraiser at the valuation.

The Cost Approach / Net Asset Value (NAV)

The cost approach estimates the economic value of the entity’s assets and liabilities based on their market value. To carry out the valuation based on this method, it is required to replace the book value (accounting numbers) of assets and liabilities (and the off-balance components) with their economic value.

In other words, in contrast to the ‘book value,” the “assets value” “of the Company refers to the net realizable values (Exit Value) of assets and liabilities. The implied equity value is the entity’s total fair value assets less the fair value of its liabilities.

In this approach it is not required to use any forecasts and future value calculation but only present data. For example, if a company, which began operating in a short time before the valuation date, is the owner of production machines whatsoever, the value will be as the fair value of the machines (i.e. the fair value is the price at which the company can sell the machines in the free market and arm’s length transaction basis) plus other company’s assets, minus its liabilities.

The NAV approach is commonly used especially for: (1) companies in liquidation, (2) early-stage companies, (3) companies which are all in fair value, or most of their value are in fair value (mainly holding companies and real estate entities), i.e. the major portion of their value is reflected on their balance sheet (except of “intangible assets” or “goodwill”) or (4) in order to obtain a lower bound for the value of the company.

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The Comparative Method / Market Approach

Under this approach, the estimated value of the asset is based on actual transactions which took place whereby market conditions in the asset itself, or in similar assets, the transactions are carried out within a reasonable time before the valuation date and the markets the comparable assets operate are like the market of the asset valued.

This approach estimates the asset based on comparable purchase and sale transactions of similar activities. The use of information about purchases of similar assets (for the assessment of the asset’s value) assumes that the relevant parameters deriving from similar non-financial businesses can be a basis for deriving the estimated value of the asset.

The above is reserved on the condition that a similar transaction is between a willing buyer and a willing seller (i.e. arm’s length transactions). In such a case, the value of the transaction reflects the real market value of the asset transferred. Comparative transactions which constitute the comparative sample evaluation can be the sale of whole asset on the one hand (e.g., the sale of company), and on the other hand a quote of trade share price of a similar company.

After finding those relevant comparable transactions, it is required to standardize the value of the assets to which they compare to estimate the asset’s value according to selected parameters. Then the asset is estimated based on a comparison between the sample of assets, based on the assumption that similar assets are characterized by the same multiples and/or by similar financial ratios.

The comparison is based on the calculated ratio between the value of the asset and the selected performance parameter. This ratio is called the “multiplier.”

The Income / Earnings Approach

According to the income approach, the value of an economic asset is derived from the future cash flows arising from it. The basic principle underlying the income approach is that an asset / company is an active ongoing concern premise and will operate in the future. The aim of the income approach is to reach the current value based on the firm’s forecast cash flows.

The main valuation methodology in the income approach is the discounted cash flow method (DCF). The principle of the method is that the value of the asset is the present value of free cash flow (FCF) which is generated during the forecast period (finite or infinite).

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The first step in this approach is to build a cash flow projection of the entity (based on the entity’s business model). The model is a set of logical-mathematical relationships between various parameters which are considered as factors that affect the future financial results of the asset that is estimated. The result is a line of cash flows arising from the different formulas and parameters used in the model’s assumptions.

In the second phase, to determine the value of the asset it is required to set an appropriate discount rate which is the basis for discounting future cash flows and translating them into current values. The discount rate reflects the level of activity’s risk. As much as the entity’s activity is dangerous (i.e., the level of uncertainty that exists to realization is lower) then it is required to choose a higher discount rate. As much as the discount rate is higher then, the cash flow’s present value will be lower.

Capital Asset Pricing Model (CAPM) assumes that the average investor holds the market portfolio and therefore he is exposed to market risks and hence measurement of risk for an individual asset is relative risk compared to the market portfolio.

According to this model, the rate of return on equity is derived from the risk-free interest rate plus a market risk premium multiplied by the risk level of the company which is relative to the standard deviation of the market portfolio (ß).

Ke = Rf + ß * (Rm-Rf)

Where:

RF= risk-free interest rate

ß = The correlation level between the return on investment and the return on the market portfolio

Rm-Rf = Risk premium on risky assets above the risk-free interest rate

The Beta of the asset will be derived usually from the calculation of the actual beta of the share of the company, which is estimated, from a sample of similar listed companies, or from a database. First, the beta-share leveraged will be derived from peer group, and then re-leveraging will be carried out to reach the appropriate beta for the estimated company.

Sometimes it is common to include additional premiums for the cost of capital in respect of business risks which are not “perceived” by the CAPM, such as the premium for small companies (small-size premium) and other risk premiums.

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Valuation

Methodology in Telomir’s valuation

Telomir’s valuation was performed under the income approach, using the Risk-Adjusted Net Present Value (rNPV) method. This method enhances standard DCF analysis by adjusting cash flow projections for the probability of success, i.e., adjusting for the probability of successfully advancing through clinical trials and regulatory approval. As a result, this method is also referred to as the expected net present value (eNPV) method. Among the various early-stage biotech valuation methods, the rNPV method is the most appropriate. This method is suited for valuing:

●	Preclinical and clinical stage biotech assets

●	Novel pharma and biotech drugs undergoing development

●	Other life sciences assets that undergo phased development

The mechanics of rNPV involve:

●	Estimating clinical trial and approval probabilities

●	Adjusting cash flow projections for risk using these probabilities

●	Discounting risk-adjusted cash flows to present value

●	Summing risk-adjusted cash flows to derive rNPV

This captures the risks inherent in biotech drug development. rNPV provides a more accurate asset valuation than basic DCF as it enables conducting pharma and biotech valuation based on the stage (preclinical, Phase 1-3) of development of assets.

As mentioned in the company description, Telomir is currently in the process of developing its compound for two indications: Age Related Macular Degeneration (AMD) and Breast Cancer

We have valued Telomir under the assumption that these are the only two projects, therefore we accounted for expected income and expenses related to these indications alone and did not take into consideration developments that the Company might be performing in the future.

Another assumption made for the sake of the current valuation is that the Company will develop the two indications on its own until the successful termination of the Phase II clinical trials and following that will seek for a business agreement with a large pharma company that will perform the Phase III clinical trials (on its own account) and after the successful conclusion of the trials will continue and market the finished products. The Company will be entitled to an upfront payment at the end of Phase II and royalties from the third-party revenues.

As mentioned before, Telomir holds the marketing rights for North America only while the marketing rights for the rest of the world are held by another company (“NewCo”). We have performed the current valuation and NewCo’s valuation under the assumption that the developing costs will be expensed equally by both companies, even if the actual development is performed by only one of them.

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Timeline of the development of the Indications

Based on information received from the company and our own research we have assumed the following regarding the development of the AMD and Breast cancer Indications:

The timeline is presented in the following chart:

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Total Available Markets

The company holds the exclusive license rights in the U.S, Canada and Mexico, therefore our estimations of the potential markets are solely based on these geographical markets.

AMD

Our estimations of the AMD market size are based on the prevalence of Dry AMD (Early and Late stages) in the US population 4 (Thousands).

The above figures are based on the current adult populations in each of the geographical markets. The valuation is based on estimations of the future populations in these markets, as follows (New Treatable cases):

4 https://jamanetwork.com/journals/jamaophthalmology/fullarticle/2797921#eoi220068t1

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Breast Cancer

The estimations of the Breast Cancer population are based on the Incidence rates of Breast Cancer in the Female population of the US, Canada and Mexico, as follows:

For the US:

Based on the number of annual new cases of Breast Cancer in the female US population by age groups5:

These are the numbers for the year 2025. For each year in the valuation we used and estimation of the total relevant population of that year based on estimations given by the United Nations Department of Economic and Social Affairs6. We then used the distribution of new cancer cases by cancer stage at the time of discovery, as follows7:

We assumed that the new developed drug would treat only cancer stages I – III.

Canada & Mexico 8, 9

distribution of new cancer cases by cancer stage10, 11:

5 https://cancerstatisticscenter.cancer.org/estimates/new-cases

6 https://population.un.org/wpp/downloads?folder=Probabilistic%20Projections&group=Population

7 https://www.cdc.gov/united-states-cancer-statistics/publications/breast-cancer-stat-bite.html

8 https://cancer.ca/en/cancer-information/cancer-types/breast/statistics

9 https://gco.iarc.who.int/media/globocan/factsheets/populations/484-mexico-fact-sheet.pdf

10 https://jamanetwork.com/journals/jamaoncology/fullarticle/2811796

11 https://aacrjournals.org/cebp/article/30/7_Supplement/47/670936/Abstract-47-Survival-of-Breast-Cancer-in-Women

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The above figures are based on the current adult populations in each of the geographical markets. The valuation is based on estimations of the future populations in these markets, as follows (New Treatable cases):

Market Share

Our assumptions regarding the market shares of each indication in all the markets are as follows:

Treatments: Schedule and Price

Our assumption regarding the eventual drugs sale prices is presented in the following table. Prices for AMD treatments are based on existing treatment list prices of branded products used for these indications nowadays. For Breast Cancer, we based ourselves on the current list prices of treatments that are close to actual treatments used nowadays. For further explanations regarding the benchmark used, please refer to the relevant appendix. Revenues are 70% of the List Prices (Gross to Net).

Upfront and Royalties

As mentioned, one of the main assumptions is that the Company will continue developing and testing the AMD and Breast Cancer drugs until the successful termination of phase II clinical trials and afterward will come to an agreement with a large pharmaceutical company that will take charge of the continuation of the clinical testing (Phase III) and, when successful, of the commercialization of both developments.

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It is assumed that the Company will be entitled to an upfront payment upon signing the agreement with the pharma company and, afterward, to royalties paid based on the revenues that this third party will generate from the sales of both AMD and Breast Cancer developed drugs. The upfront and royalty rates assumed are as follows:

Costs and Expenses

The Company will incur R&D expenses until the end of the Phase II clinical trials and G&A expenses throughout its lifespan. Also, the Company will finance the costs of the IND, Phase I, and Phase II clinical trials. Following are the assumptions regarding the expenses (The clinical costs are mentioned above) and expenses related to both developments:

In addition to the above stated, another expense calculated as 8% of revenue will be paid as royalties to Miralogx.

Clinical Trials Success Rates

As mentioned, the valuation was performed under the income approach, using the Risk-Adjusted Net Present Value (rNPV) method. This method enhances standard DCF analysis by adjusting cash flow projections for the probability of success, i.e., adjusting for the probability of successfully advancing through clinical trials and regulatory approval. The rates used in the current valuation are based upon research performed and published by the Biotechnology Innovation Organization (BIO)12.

The description of this research, in BIO own words “A total of 12,728 clinical and regulatory phase transitions were recorded and analyzed from 9,704 development programs over the last decade (2011–2020), across 1,779 companies. Phase transitions occur when a drug candidate advances into the next phase of development or is suspended by the sponsor. By calculating the number of programs progressing to the next phase vs the total number progressing and suspended, we assessed the success rate at each of the four phases of development: Phase I, II, III, and regulatory filing. Having phase-by-phase data in hand, we then compared groups of diseases, drug modalities, and other attributes to generate the most comprehensive analysis yet of biopharmaceutical R&D success.”

12 Clinical Development Success rates and Contributing factors 2011 – 2020 / BIO, February 2021

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One of the results of the BIO research is the following table containing the success rates per disease area:

As can be seen, the success rates of clinical trials differ according to the area of disease and according to the phase. The average success rates are represented by “All Indication” in which the probability of success of Phase I is 52% and those of Phase II and Phase III are 28.9% and 57.8% respectively. For the Company’s indications development, we used the ophthalmology (AMD) and Oncology (Breast Cancer) success rates from the above table. Also, the success rate in IND application is around 90%13. The following table contains the success rates per application:

13 Lapteva L, Pariser AR. Investigational New Drug applications: a 1-year pilot study on rates and reasons for clinical hold. J Investig Med. 2016 Feb;64(2):376-82. doi: 10.1136/jim-2015-000010. PMID: 26911627.

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Cash Flows

Following are the cash flows based on the assumptions described above, prior to the implementation of the clinical trials success rates:

According to the rNPV method used in this valuation, all the revenues and expenses in the model are multiplied by the probability of success, for instance, the AMD R&D expenses until Phase II are to be multiplied by the probability of success of the AMD Phase I (64.40%). Another example, Royalties revenue from Breast Cancer must be multiplied by the product of the probability of success of IND, Phase I, Phase II, Phase III and NDA (90.0% * 48.8% * 24.6% * 47.7% * 92.0% = 4.7%). Following are the cash flows, including the success rates:

From the Pre-Tax Income, taxes at a rate of 26.5% (US, Florida company tax rate) were deducted. The net income resulting was then discounted at a rate of 30% and a terminal value rate of 2%. Following is a concise DCF that includes the tax expenses and is discounted by the WACC:

Under all the above assumptions, the company’s value is $101,093 thousand (Rounded to $101 million).

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Appendix – Benchmark Drugs and Treatments

Following are the explanations of our choices for the Drugs and Treatments benchmarks used in the valuation.

AMD

The chosen benchmark used for the price of the AMD treatment is based on two existing drugs that were recently approved by the FDA for the treatment of late-stage AMD (Geographical Atrophy – GA).

Syfovre (by Apellis)14:

Syfovre is an eye injection designed to slow the progression of the disease that is administered once every 25 to 60 days. With the FDA approval, it’s become the first and only treatment for the debilitating condition. The vision loss caused by geographic atrophy has a severely negative impact on quality of life.

Apellis notes that Syfovre is not a cure. The drug’s approval was based on its ability to slow the growth of geographic atrophy lesions, a marker of the disease, without any impact on slowing disease progression or the progression of central vision loss.

Syfovre is a C3 therapy designed to regulate the over-activation of the complement cascade, which is an important part of the immune system. In geographic atrophy, excessive complement activation causes the destruction of retinal cells through irreversible lesion growth. C3 has been found to be the only target that can modulate the complement cascade because of its central location in the cascade.

Apellis revealed the list price of Syfovre to be $2,190 per vial before discounts and said it would be made available through specialty distributors and pharmacies across the US.

Izervay (by Iveric Bio, a company of Astella)15:

Iveric Bio, a company of Astellas, has secured recent approval from the US Food and Drug Administration (FDA) for its innovative drug, Izervay (avacincaptad pegol intravitreal solution). This major achievement now allows Izervay’s use for treating geographic atrophy, introducing a new therapeutic option for those suffering from this condition.

Izervay contains avacincaptad pegol sodium, an effective complement C5 inhibitor. Avacincaptad pegol combines an RNA aptamer with a roughly 43-kiloDalton (kDa) branched polyethylene glycol (PEG) molecule. Avacincaptad pegol can bind to and inhibit the complement protein C5, preventing the cleavage of C5 into C5a and C5b and significantly reducing membrane attack complex (MAC) formation.

The recommended dosage of Izervay is 2 mg (equivalent to 0.1 mL of a 20 mg/mL solution), administered via intravitreal injection into each affected eye monthly for up to 12 months. Izervay is anticipated to be available in the US market very soon, and its cost is projected to be $2,100 per vial (that is $2,100 per injection).

14 https://xtalks.com/apellis-syfovre-approved-as-first-treatment-for-geographic-atrophy-despite-uncertain-clinical-benefit-3394/

15 https://xtalks.com/izervay-becomes-second-fda-approved-drug-for-geographic-atrophy-3500/

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Following are our assumptions regarding the list price of an annual treatment for AMD, both early and late stages:

A Vial is for one shot in one eye. The recommended treatment for late-stage AMD (GA) is 6 shots (per eye) a year. The treatment is for lifetime ($ 25,800 annual treatment cost). For early-stage AMD there is no recommended treatment of the sort therefor we have assumed the following: 2 shot per year in only 1 eye (total annual treatment costs of $ 4,300).

Breast Cancer

We assumed that the Breast cancer drug under development will be an Adjuvant (after surgery) or Neoadjuvant (before surgery) treatment. We didn’t find any of these therapies for early stages of breast cancer that had only a branded therapy available. Usually, anthracyclines (like doxorubicin or epirubicin) treatments are used for adjuvant and neoadjuvant treatment of early stages breast cancers.

When generic versions of anthracyclines (like doxorubicin or epirubicin) are available, prices fall dramatically, so for pricing of a new branded anthracycline-based drug (or one not yet generic), we need a reference branded comparator that:

▪	Still holds patent protection or uses a branded formulation,

▪	Belongs to the same class (anthracycline or anthracycline-derived), and

▪	It has publicly available pricing data.

Our Price Benchmark for the breast cancer treatment is Liposomal Doxorubicin (Anthracycline, liposomal formulation of doxorubicin). Doxil is a version of the chemotherapy medication doxorubicin that is covered in a protective coating, which allows it to avoid destruction by the body’s immune system and remain in the body for a longer amount of time. As a result, Doxil has more time to reach the tumor tissue, where the medication is then slowly released. Doxorubicin liposomal interferes with the growth of cancer cells and slows their spread in the body by inhibiting DNA synthesis and causing the production of harmful free radicals.

According to Drugs.com price-guide, one listing shows: for DOXIL (doxorubicin liposomal) 2 mg/mL: a 10 mL vial (20 mg) listed at US $320.63. And for a 25 mL vial (50 mg) ~ US $1,652.83 at one snapshot16.

For modeling a full treatment course: suppose a patient of body surface area (BSA) 1.8 sqm receives the standard 50 mg/sqm, that’s 90 mg each cycle (50 ×1.8). That might equate to roughly two 50 mg vials (or one 100 mg equivalent) each cycle. If each 50 mg vial costs $1,650 (per above), two vials $3,300 per cycle. If treatment continues for, say, 6 cycles, $19,800 in drug cost alone.

We assumed 2 cycles for stage I Breast cancer meaning a total treatment list price of $6,600, 4 cycles for stage II Breast cancer (total treatment list price of $13,220) and 6 cycles for stage III total treatment list price of $19,800.

16 https://www.drugs.com/price-guide/doxil

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Annex D

Fairness Opinion	November 2025

19/11/2025

To: Telomir Pharmaceuticals, Inc. & TELI Pharmaceuticals, Inc.

Dear Sirs,

You have requested our opinion as to the fairness, from a financial point of view, to Telomir Pharmaceuticals, Inc. (“TELO”) and TELI Pharmaceuticals, Inc. (“TELI”) (together: the “Companies”) of the Exchange Ratio in the proposed merger (the “Transaction”) between the Companies.

Pursuant to the Agreement and Plan of Merger, (the “Agreement”), assuming specific conditions specified in the agreements, including cash balances in both companies, both companies will hold common shares of the merged entity, a NASDAQ traded company, with holding ratio of (1) 50% to the original TELO shareholders and 50% to the original TELI shareholders of outstanding TELI shares following the Transaction; and (2) additional 14,250,000 warrants to purchase shares of TELO’s common stock, to be held by the original TELI shareholders.

In connection with preparing our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Companies and the industries in which they operate; (iii) analyzed both companies’ share pricing as traded in the relevant stock exchanges; (iv) reviewed certain internal financial analyses and forecasts prepared by the managements of the Companies relating to the Companies’ businesses (v) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with certain members of the management of the Companies with respect to certain aspects of the Transaction, and the past and current business operations of the Companies, the financial condition and future prospects and operations of the Companies, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Companies or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Companies, we did not assume any obligation to undertake any such independent verification.

We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Companies under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, including technological and pharmaceutical situations of both companies, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by managements as to the expected future results of operations and financial condition of the Companies to which such analyses or forecasts relate in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Merger Partner or the Company or on the contemplated benefits of the Transaction.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the exchange ratio in the proposed transaction.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the exchange ratio in the proposed transaction is fair, from a financial point of view.

This opinion does not constitute a recommendation to any shareholder of the Companies as to how such shareholder should vote with respect to the transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy statement mailed to shareholders of the Companies but may not otherwise be disclosed publicly in any manner without our prior written approval.

Moore Financial Consulting

Moore Financial Consulting

ANNEX E

EXCLUSIVE LICENSE AGREEMENT

THIS EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) is entered into as of March 3, 2025 (the “Effective Date”), by and between MIRALOGX LLC, a Florida limited liability company located at 3014 West Palmira Ave., Suite 302, Tampa, FL 33629 (“Licensor”), and TELI PHARMACEUTICALS INC., a Florida corporation having its principal place of business at 3014 West Palmira Ave., Suite 302, Tampa, FL 33629 (“Licensee”). Licensor and Licensee are each herein referred to as “Party” and collectively as the “Parties.”

WHEREAS, Licensor is the owner of all right, title, and interest in and to intellectual property pertaining to certain anti-inflammatory compounds and associated pharmaceutical formulations and therapeutic treatment methods; and

WHEREAS, Licensee desires to commercially develop a drug product containing 2,4,6-tris(3,4-dihydro-2H-pyrrol-2-yl)pyridine or a pharmaceutically acceptable salt thereof, including zinc complexes (sometimes referred to by the Parties as “TELOMIR-1” or “TELOMIR-Z”) as an active agent.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1—DEFINITIONS

1.1 “Licensed Product” shall mean a drug product containing as an active agent 2,4,6-tris(3,4-dihydro-2H-pyrrol-2-yl)pyridine or a pharmaceutically acceptable salt thereof, including zinc complexes thereof.

1.2 “Patent Rights” shall mean the patent applications listed on the attached Schedule A and all patents, continuations, continuations-in-part, divisionals, reissues, substitutes, and reexamination certificates issuing therefrom or claiming priority thereto, to the extent they cover Licensed Products.

1.3 “Licensed Territory” shall mean all countries outside of the United States in which Patent Rights exist.

1.4 “Sublicensee” shall mean any entity, whether a partnership, firm, company, corporation or otherwise to which Licensee grants a sublicense under the Patent Rights.

1.5 “Net Sales Price” shall mean the invoice price for Licensed Products sold in arm’s length sales or commercial transactions to a third party by Licensee, its affiliates, or any third party which acquired ownership of any Licensed Product from Licensee, less deductions for taxes, duties, and shipping charges separately stated on the invoice.

1.6 “Revenue” shall mean any and all revenue or other consideration received for an Licensed Product, including but not limited to, revenue or royalties from sales of Licensed Products, upfront revenue, milestone revenue, royalty income (e.g., running royalty or minimum royalty), license fees, and the market value at the time of transfer of all non-monetary consideration such as in-kind contribution valued in money in the country of disposition.

1.7 “Valid Claim” shall mean a claim in an unexpired Letters Patent under the Patent Rights which has not been held invalid or unenforceable by a court or tribunal of competent jurisdiction from which no further appeal can be taken or has been taken within the required time period.

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ARTICLE 2—FEES, ROYALTY PAYMENTS AND REPORTS

2.1 Minimum Royalty. Beginning in the calendar year during which Revenue is first received for a Licensed Product, Licensee shall pay to Licensor a minimum royalty of two hundred fifty thousand dollars ($250,000). In the event the earned royalty in any calendar year exceeds the minimum royalty payment due for that calendar year, the excess amount shall be credited to any deficiency in the minimum annual royalty payment due in subsequent years. Payment of unearned royalty in any given year shall be credited to earned royalty in any subsequent year. In any event, all earned royalty shall be paid.

2.2 Earned Royalty. Licensee agrees to pay to Licensor eight percent (8.0%) of the following consideration actually received in the aggregate by Licensee:

(i) Net Sales Price; and

(ii) Revenue, excluding any commercial sales accounted for in the Net Sales Price

(collectively, (i) and (ii) being the “Royalties”), where the term “milestone revenue” as used in Section 1.6 (Revenue) refers to consideration paid to Licensee, by any third party, upon the first achievement of any developmental or regulatory approval event as to all Licensed Product(s).

2.3 Sublicensees. To the extent Licensee grants a sublicense to any third party, and receives Revenue therefrom, then Licensee agrees to pay to Licensor eight percent (8.0%) of Revenue received in the aggregate by Licensee from all such sublicensees, to the extent such Revenue has not been accounted for in Section 2.2(ii). For clarity, Licensee will owe at most eight percent (8.0%) of all consideration collectively received from all commercial sales and all third parties under all sections of this Article 2.

2.4 Term of Royalty Obligations. The Royalties specified in Section 2.2 shall commence on the Effective Date, and shall continue, in each country on a product-by-product and country-by-country basis until the later of i) the date of expiration of the last to expire patent covering Licensed Products, or ii) the date of expiration of the last strategic partnership/sublicensing agreement covering Licensed Products (“Term”).

2.5 Payments of Royalties. Royalties shall be paid no later than sixty (60) days following the end of the calendar quarter during which Licensed Products are sold and invoiced, or Revenues are received.

2.6 Place of Payment. Licensee agrees to pay the respective amounts contemplated by Article 2 to Licensor at the respective addresses listed hereinabove, or at such other places as Licensor may specify from time to time, in United States dollars and through a United States bank as designated by Licensor.

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2.7 No Duplicate Royalties. No royalty shall be paid twice on a Licensed Product.

2.8 Interest. All payments due hereunder that are not paid when due and payable as specified in this Agreement shall bear interest at an accrual rate equal to the prime rate for U.S. dollar deposits in effect from time to time, as published daily in the Wall Street Journal plus 5%, compounded monthly from the date due until paid, or at such lower rate of interest as shall then be the maximum rate permitted by applicable law.

2.9 Right to Documentation. Upon request, Licensor shall have the right to request reasonable documentation of Licensee’s calculations to determine Royalties and to request discussion of such calculations with appropriate representatives of Licensee.

2.10 Records Retention and Audits. Licensee agrees to keep true and accurate records, files, and books of account containing all the data reasonably required for the full computation and verification of the Royalties to be paid in Article 2 hereof, and Licensee further agrees to permit its books and records to be examined from time to time to the extent necessary to verify such Royalties, such examination to be made at the expense of Licensor by any auditor appointed by any of Licensor who shall be acceptable to Licensee, or by a certified public accountant appointed by Licensor; provided that only those Royalties paid by Licensee within the two (2) year period immediately preceding the start of the audit, and their supporting records, files, and books of account will be subject to audit.

ARTICLE 3—GRANT OF LICENSE AND RIGHT TO SUBLICENSE

3.1 Grant of Exclusive License. In consideration of and subject to payment of royalties under Article 2 hereof, Licensor hereby grants to Licensee an exclusive license under the Patent Rights to use, sell and offer to sell Licensed Products in the Licensed Territory during the Term of Agreement.

3.2 Grant of Non-exclusive License. In consideration of and subject to payment of royalties under Article 2 hereof, Licensor further grants to Licensee a non-exclusive license to make and have made Licensed Products anywhere in the world; provided, however, that any Licensed Products manufactured outside the Licensed Territory may only be imported for use and sale in the Licensed Territory during the Term of Agreement.

3.3 Right to Sublicense. The licenses granted in Sections 3.1 and 3.2 include the right of Licensee to grant corresponding Sublicenses to third parties during the Term of Agreement.

ARTICLE 4—PATENT MARKING

4.1 Patent Marking. Licensee agrees that all Licensed Products sold by Licensee, Affiliates, or Sublicensees will be legibly marked with the number of any applicable patent(s) licensed hereunder as part of the Patent Rights in accordance with each country’s patent marking laws, or if such marking is not practicable, shall so mark the accompanying outer box or product insert for Licensed Products accordingly, or by virtual marking to the extent permitted by applicable law.

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ARTICLE 5—PATENT ENFORCEMENT

5.1 IP Enforcement. Licensee shall have the primary right, but not the obligation, to take action in its own name to secure the cessation of any infringement or misappropriation or to enter suit against the infringer in the Licensed Territory. Any such action will be at Licensee’s expense, employing counsel of its own choosing. If Licensee elects not to exercise its right to prosecute or take other appropriate action in connection with an infringement or misappropriation of the Patents Rights or fails to take any such action within sixty (60) days of first receiving notice of such infringement or misappropriation, Licensor may do so at its own expense, controlling such action. In the event of any infringement or misappropriation suit against a third party brought by either Party pursuant to this Section, the Party so proceeding shall pay to the other Party all of its costs and expenses (but not attorney’s fees) in connection with such action and such other Party shall join in and reasonably cooperate with respect to such action to the extent necessary to initiate and maintain it (e.g., by providing relevant documents, witnesses and testimony, etc.).

ARTICLE 6—PATENT PROSECUTION

6.1 IP Procurement. Licensor will have sole control over the filing, prosecution, maintenance, and management of any and all issued patents and pending and future patent applications encompassing the Patent Rights, as of the Effective Date of this Agreement; provided that Licensee will identify in writing to Licensor countries (“Identified Countries”) in which to file, prosecute, and/or maintain patent applications or patents of the Patent Rights. Licensor will select all outside counsel for prosecution of the Patent Rights and such counsel will represent Licensor in such prosecution. Licensor will keep Licensee fully informed, at Licensee’s expense, of all prosecution related actions, including submitting to Licensee copies of all official actions and responses, and will reasonably cooperate with Licensee to whatever extent is reasonably necessary to provide Licensee the full benefit of the license granted herein. Each party will promptly inform the other as to all matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the Patent Rights and permit a reasonable amount of time for each other to provide comments and suggestions with respect to the preparation, filing, and prosecution of Patent Rights, which comments and suggestions will be considered by the other party.

6.2 Reimbursement of Prosecution Costs. Licensee shall reimburse Licensor for all expenses as Licensor incurs those expenses relating to the preparation, filing, prosecution and maintenance of the Patent Rights for so long as, and in such countries as, the Agreement remains in effect. All payments due pursuant to this Section 6.2 shall be made within thirty (30) days of Licensor’s delivery of an invoice for such charges.

6.3. Licensor Patents. If Licensor desires to cease paying any maintenance fees for any patent falling within the Patent Rights, it shall give Licensee not less than forty-five (45) days’ prior written notice of such intention. The notice shall identify the patent in question, the fees or steps needed and the time by which they must be paid or taken. Licensee shall then have the right, but not the obligation, within thirty (30) days of receiving such notice, to elect by written notice to take over ownership and maintenance at its cost; thereafter, Licensor shall enter into an assignment of that patent or application and all rights thereunder to Licensee.

6.4 Licensor Patent Applications. If Licensor desires to abandon the prosecution of any patent application falling within the Patent Rights, it shall give Licensee written notice of such intention not less than forty-five (45) days prior to the applicable fee payment or abandonment deadline. The notice shall identify the application in question, the fees or steps needed and the time by which they must be paid or taken. Licensee shall then have the right, but not the obligation, within thirty (30) days of receiving such notice, to elect by written notice to take over ownership and prosecution at its cost; thereafter, Licensor shall enter into an assignment of that patent application and all rights thereunder to Licensee.

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ARTICLE 7—TERM AND TERMINATION

7.1 Term. This Agreement shall commence on the Effective Date and shall remain in effect until the last to expire of the Patent Rights (the “Term”), unless earlier terminated in accordance with the provisions of this Article 7.

7.2 Termination Rights. Licensee may terminate this Agreement at any time during the Term upon thirty (30) days’ prior written notice to Licensor.

7.3 Termination for Insolvency. Licensor may terminate this Agreement immediately, if Licensee (a) becomes insolvent or is unable to pay its debts when due, (b) files a petition in bankruptcy, reorganization or similar proceedings (and if filed against, such petition is not removed within thirty (30) days), (c) discontinues its business, or (d) a receiver is appointed or there is an assignment for the benefit of Licensee’s creditors.

7.4 Termination for Breach; Other Termination. In the event that either Party commits a material breach of its obligations under this Agreement, or Licensee fails to pay any amount to Licensor hereunder when such amount is due and payable, and the breaching Party fails to cure that breach within thirty (30) days after receiving written notice thereof from the non-breaching Party, the non-breaching Party may terminate this Agreement immediately upon written notice to the breaching Party.

ARTICLE 8—MISCELLANEOUS

8.1 Relationship of Parties. Nothing in this Agreement is or shall be deemed to constitute a partnership, agency, employee or joint venture relationship between the Parties. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

8.2 Assignment. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred without the prior written consent of the other Party; provided however, that each Party will have the right to assign this Agreement and its rights and obligations hereunder without the other Party’s consent in connection with the transfer or sale of all or substantially all of the business of the Party to which this Agreement relates to a third party, whether by merger, sale of stock, sale of assets or otherwise. Notwithstanding the foregoing, any such assignment will not relieve the Party of the Party’s responsibilities for performance of its obligations under this Agreement. The rights and obligations of the Parties under this Agreement are binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement will be null and void ab initio.

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8.3 Beneficiaries. This Agreement is for the sole and exclusive benefit of the Parties and neither Party intends to create a benefit in favor of any third party.

8.4 Amendment. This Agreement may not be amended except in writing by all of the Parties. This Agreement may be signed in counterparts, each of which when taken together, will constitute one and the same instrument.

8.5 Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by the waiving Party.

8.6 Governing Law. This Agreement shall be governed by the laws of Florida and the laws of the United States of America as applicable, and any dispute between the Parties with respect to this Agreement shall be subject to the jurisdiction of the Florida Courts.

8.7 Severability. Whenever possible, each provision of this Agreement will be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

8.8 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party or beneficiary for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party to the extent such the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, pandemic, lockout, embargo, governmental acts or orders or restrictions (except if imposed due to or resulting from the party’s violation of law or regulations), failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party and the nonperforming party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a force majeure excuse performance for a period of more than six (6) months.

8.9 DISCLAIMER OF WARRANTIES. THE PARTIES MAKE NO REPRESENTATION OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF TITLE, OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE PARTIES MAKE NO REPRESENTATIONS OR WARRANTIES THAT ANY PRODUCT OR SERVICES MADE, USED, SOLD OR OTHERWISE DISPOSED OF IS OR WILL BE FREE FROM INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADEMARKS, OR OTHER PROPRIETARY RIGHTS OF THIRD PARTIES.

8.10 Notice. All notices required or permitted by this Agreement shall be in writing and shall be given by first class postage pre-paid mail, via electronic mail with receipt verification, or by facsimile transmission, effective in each case upon the date of mailing or facsimile transmission thereof to the parties addressed as follows:

If to Licensor:

MIRALOGX LLC

3014 West Palmira Ave., Suite 302

Tampa, FL 33629

Attn: CFO

If to Licensee:

Teli Pharmaceuticals, Inc.

3014 West Palmira Ave., Suite 302

Tampa, FL 33629

Attn: CEO

or to such other address as the party to receive such notice shall have designated by written notice to the other party hereto.

[Signatures Begin on Next Page]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

MIRALOGX LLC (Licensor)

By:	/s/ Jonny Williams, Jr.
Name:	Jonnie Williams, Jr.
Title:	Managing Member

TELI PHARMACEUTICALS INC. (Licensee)

By:
Name:	William McNulty
Title:	CEO

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SCHEDULE A – PATENT RIGHTS

Country	Application No.	Filed	Title
United Arab Emirates	P2025-00645	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Australia	2023334156	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Canada	3264913	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
China	2023800767006	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
European Patent Office	23861500.9	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Israel	319126	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
India	202517028783	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Japan	2025-512889	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
South Korea	10-2025-7010695	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Mexico	MX/a/2025/002420	8/29/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Argentina	P230102332	9/1/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Taiwan	112133350	9/1/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS
Uruguay	40.415	9/1/2023	ANTI-INFLAMMATORY COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING HEMOCHROMATOSIS, AND OTHER DISORDERS

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Appendix F

TELOMIR PHARMACEUTICALS, INC.

2023 OMNIBUS INCENTIVE PLAN

(AMENDED AND RESTATED)

1. Purposes and Effective Date.

(a) Purposes. The Telomir Pharmaceuticals, Inc. 2023 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees, and consultants and (ii) to increase shareholder value. The Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b) Effective Date. This Plan was adopted and approved by the Board and stockholders of the Company effective December 8, 2023 (the “Effective Date”) and reflects the Company’s 1-for-2.05 reverse stock split of its issued and outstanding common stock that became effective on December 11, 2023. This Plan will terminate as provided in Section 15.

2. Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

(a) “Act” means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall include any successor provision thereto.

(b) “Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee, committees, officer or officers.

(c) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(d) “Applicable Exchange” means the Nasdaq Stock Market, the New York Stock Exchange or such other exchange or automated trading system on which the Stock is principally traded at the applicable time.

(e) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, an Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

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(f) “Beneficial Owner” means a Person, with respect to any securities which:

(i) such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase;

(ii) such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule l3D under the Act (or any comparable or successor report); or

(iii) are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” shall have the same meaning as set forth in a Participant’s employment agreement or individual Award with the Company, or, if the Participant does not have an employment agreement with the Company (or the Participant’s individual Award does not otherwise define the term), “Cause” shall mean a good faith finding by the Company that the Participant has (i) failed, neglected, or refused to perform the lawful employment duties related to the Participant’s position or as from time to time assigned to the Participant (other than due to disability within the meaning of Code Section 22(e)(3)); (ii) committed any willful, intentional, or grossly negligent act having the effect of injuring the interest, business, or reputation of the Company or any Affiliate; (iii) violated or failed to comply in any material respect with the Company’s or an Affiliate’s published rules, regulations, or policies, as in effect or amended from time to time, to the extent applicable to the Participant; (iv) committed an act constituting a felony or misdemeanor involving moral turpitude, fraud, theft, or dishonesty; (v) misappropriated or embezzled any property of the Company or an Affiliate (whether or not an act constituting a felony or misdemeanor); or (vi) breached any material provision of any applicable confidentiality, non-compete, non-solicit, general release, covenant not-to-sue, or other agreement with the Company or any Affiliate.

(i) “Change of Control” means, unless specified otherwise in an Award agreement, the occurrence of any of the following:

(i) any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”)) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing fifty percent (50%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

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(ii) the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on the Effective Date, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date, or whose appointment, election or nomination for election was previously so approved (collectively the “Continuing Directors”); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect Subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change of Control, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change of Control occurred; or

(iii) the consummation of a merger, consolidation or share exchange of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect Subsidiary of the Company), in each case, which requires approval of the shareholders of the Company, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing twenty percent (20%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

(iv) the consummation of a plan of complete liquidation or dissolution of the Company or a sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of twenty-four (24) consecutive months), in each case, which requires approval of the shareholders of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least seventy-five percent (75%) of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.

Notwithstanding the foregoing, if an Award is considered deferred compensation subject to the provisions of Code Section 409A, and if a payment under such Award is triggered upon a “Change of Control,” then the foregoing definition shall be deemed amended as necessary to comply with Code Section 409A.

(j) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

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(k) “Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) to the extent necessary for the Plan and Awards to comply with Rule 16b-3 promulgated under the Exchange Act.

(l) “Company” means Telomir Pharmaceuticals, Inc., a Florida corporation, or any successor thereto.

(m) “Director” means a member of the Board.

(n) “Disability” means, unless otherwise defined in the applicable Award agreement, a finding of disability under the long-term disability plan sponsored by the Company or an Affiliate in which the Participant participates. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

(o) “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

(p) “Effective Date” has the meaning in Section 1(b).

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(r) “Fair Market Value” means a price that is based on the opening, closing, actual, high or low sale price, or the arithmetic mean of selling prices of, a Share, on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within 30 days before or 30 days after the applicable date, as determined by the Administrator in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation 1.409A-1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Administrator and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided that, if the Administrator does not specify a different method, the Fair Market Value of a Share as of a given date shall be the closing sale price as of the trading day immediately preceding the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Stock is not traded on an established stock exchange, the Administrator shall determine in good faith the Fair Market Value in whatever manner it considers appropriate but based on objective criteria. Notwithstanding the foregoing, in the case of the sale of Shares on the Applicable Exchange, the actual sale price shall be the Fair Market Value of such Shares.

(s) “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.

(t) “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(u) “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries and, to the extent necessary for Awards to comply with Rule 16b-3 under the Exchange Act, who otherwise meets the definition of “Non-Employee Director” in Rule 16b-3(b)(3) under the Exchange Act.

(v) “Nonqualified Stock Option” means an Option that is not intended to qualify as an Incentive Stock Option.

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(w) “Option” means the right to purchase a Share at a stated price for a specified period of time.

(x) “Participant” means an individual selected by the Administrator to receive an Award.

(y) “Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award. A Performance Goal may, but is not required to, relate to one or more of the following with respect to the Company or any one or more Subsidiaries, Affiliates or other business units: basic earnings per common share for the Company on a consolidated basis; diluted earnings per common share for the Company on a consolidated basis; total shareholder return; fair market value of shares; net sales; cost of sales; gross profit; selling, general and administrative expenses; operating income; earnings before interest and the provision for income taxes (EBIT); earnings before interest, the provision for income taxes, depreciation, and amortization (EBITDA); net income; accounts receivable; return on equity; return on assets; return on invested capital; return on sales; economic value added, or other measure of profitability that considers the cost of capital employed; free cash flow; net cash provided by operating activities; net increase (decrease) in cash and cash equivalents; customer satisfaction; market share; and/or quality. Unless otherwise determined by the Administrator, the relevant measurement of performance as to each Performance Goal shall be computed in accordance with generally accepted accounting principles, if applicable. The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to by excluding the effects of (i) charges for reorganizing and restructuring, (ii) discontinued operations, (iii) asset write-downs, (iv) gains or losses on the disposition of a business, (v) mergers, acquisitions or dispositions, and (vi) extraordinary, unusual and/or non-recurring items of gain or loss. The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications. The Administrator may establish other Performance Goals not listed in this Plan. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

(z) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).

(aa) “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).

(bb) “Person” means any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

(cc) “Plan” means this Telomir Pharmaceuticals, Inc. 2023 Omnibus Incentive Plan as it may be amended from time to time.

(dd) “Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

(ee) “Restricted Stock Unit” means the right to receive a cash payment and/or Shares the value of which is equal to the Fair Market Value of one Share.

(ff) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(gg) “Share” means a share of Stock.

(hh) “Stock” means the common stock, no par value, of the Company.

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(ii) “Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(jj) “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

3. Administration.

(a) Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to a subcommittee of the Committee or to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee, subcommittee or one or more officers to the extent of such delegation.

(c) No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4. Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5. Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

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6. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 17, as of the Effective Date, an aggregate of 8,500,000 Shares are reserved for issuance under this Plan, all of which may be issued pursuant to the exercise of Incentive Stock Options. The aggregate number of Shares reserved for issuance under this Plan shall be increased annually on the first day of each fiscal year of the Company after the Effective Date, commencing on the first day of the Company’s first fiscal year following the completion by the Company of an underwritten initial public offering, by a number of Shares equal to 1.0% of the number of outstanding shares of all classes of the Company’s common stock as of the last day of the immediately preceding fiscal year or such other number of Shares as the Board may determine. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. Notwithstanding the foregoing, an Award that may be settled solely in cash shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.

(b) Replenishment of Shares Under this Plan. To the extent (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award (except as described below), (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or (v) Shares are tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right or (vi) Shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv), (v) or (vi) may not be issued pursuant to Incentive Stock Options.

(c) Non-Employee Director Award Limitation. Subject to adjustment as provided in Section 7, the maximum number of Shares that may be granted during any fiscal year to any individual Non-Employee Director, in his or her capacity as a Non-Employee Director, shall not exceed that number of Shares that has a grant date fair value of, when added to any cash compensation received by such Non-Employee Director, $300,000.

7. Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an Incentive Stock Option that meets the requirements of Code Section 422, or a Nonqualified Stock Option that does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant, (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (g) the manner of payment of the exercise price. In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an Incentive Stock Option fails to meet the requirements thereof, the Option shall automatically be treated as a Nonqualified Stock Option to the extent of such failure. To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of the methods set forth in clauses (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8. Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof.

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9. Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including, but not limited to:

(a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares; provided that no dividends or Dividend Equivalent Units shall be paid on Performance Shares or Performance Units prior to their vesting.

10. Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, or such other circumstances as the Administrator may specify; and provided further that any performance period applicable to an Annual Incentive Award must relate to a period of at least one year.

11. Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including, but not limited to, the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or retirement (as defined by the Administrator), or such other circumstances as the Administrator may specify.

12. Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that no Dividend Equivalent Unit relating to another Award shall provide for payment with respect such other Award prior to its vesting.

13. Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

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14. Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to:

(a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.

15. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on, and no further Awards may be granted under this Plan after, the tenth (10th) anniversary of the Effective Date.

(b) Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii) shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii) shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or the limits set forth in Section 6(b)(except as permitted by Section 17), or (B) an amendment that would diminish the protections afforded by Section 15(e).

(c) Amendment, Modification, Cancellation and Disgorgement of Awards.

(i) Except as provided in Section 15(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii) Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

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(iii) Any Awards granted pursuant to this Plan, and any Stock issued, or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, at such time as the Company’s common stock is listed on the Nasdaq Stock Market or New York Stock Exchange, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement, or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).

16. Taxes.

(a) Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then the Administrator may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld in Shares may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

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17. Adjustment and Change of Control Provisions.

(a) Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(c)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c) Effect of Change of Control.

(i) In order to preserve a Participant’s rights under an Award in the event of a Change of Control, the Administrator in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (a) provide for the acceleration of any time period, or the deemed achievement of any Performance Goals, relating to the exercise or realization of the Award; (b) provide for the purchase or cancellation of the Award for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable (or the cancellation of Awards in exchange for no payment to the extent that no cash or other property would be received upon the exercise or realization of the Award in such circumstances); (c) adjust the terms of the Award in the manner determined by the Administrator to reflect the Change of Control; (d) cause the Award to be assumed, or new right substituted therefor, by another entity; or (e) make such other provision as the Administrator may consider equitable and in the best interests of the Company.

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(ii) Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Company’s legal counsel or accounting advisor determines that any payment, benefit or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) would be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this subsection (d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of clause (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax). In the event that clause (ii) results in a greater after-tax benefit to the Participants, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

(d) Certain Modifications. Notwithstanding anything contained in this Section 17, the Board may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 17 if it determines that the operation of this Section 17 may prevent a transaction in which the Company, a Subsidiary or any Affiliate is a party from receiving desired tax treatment, including without limitation requiring that each Participant receive a replacement or substitute Award issued by the surviving or acquiring corporation.

18. Stock Transfer Restrictions and Repurchase Right.

(a) Restriction on Transfer. Shares issued under the Plan may not be sold or otherwise disposed of except as permitted by the Company. As a condition to the receipt of Shares hereunder, the Participant (or individual entitled to receive Shares following the Participant’s death) may be required to execute a stockholder’s agreement or other agreement required by the Board.

(b) Restrictions; Legends. All Shares delivered under the Plan shall be subject to such restrictions as the Company may deem advisable, and the Company may cause a legend or legends to be put on any certificates for shares to make appropriate references to such restrictions.

(c) Right to Purchase Shares. Pursuant to the provisions of this Section 18(c), the Company shall have the right (the “Purchase Right”), but not the obligation, to purchase all, but not less than all, of the Shares acquired by the Participant under this Plan upon the occurrence of any of the following events (a “Trigger Date”):

(i) the Participant’s separation from employment or service from the Company and its Affiliates, or

(ii) the Participant’s attempted or purported sale, assignment, exchange, disposition, distributions, transfer, pledge, encumbrance, hypothecation or other disposition or alienation of Shares acquired under the Plan without the Company’s prior written consent.

The purchase price (the “Purchase Price”) for the Shares subject to such Purchase Right shall be the Fair Market Value of the Shares on the applicable Trigger Date, unless (A) the Participant’s employment has been terminated for Cause, (B) the Company determines that the Participant’s employment could have been terminated for Cause, or (C) the Participant breaches any restrictive covenants set forth in any agreement by and between the Participant and the Company or any of its Subsidiaries, then in each case the purchase price shall be the lower of (x) the Fair Market Value of the Shares on the applicable Trigger Date and (y) the cost paid by the Participant to acquire the Shares.

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The Company may exercise its Purchase Right by giving written notice thereof to the Participant within one (1) year after the Trigger Date (the one (1)-year period in each case, the “Call Period”) of the number of Shares with respect to which the Purchase Right is being exercised, and the Company intends that such date shall not be earlier than the first date on which the Purchase Price can be set without changing the accounting treatment for the acquisition of the Shares being repurchased from an equity-based accounting treatment to a liability-based accounting treatment (as contemplated by FASB ASC Topic 718 or any successor thereto). The Company shall promptly determine the Purchase Price for the Shares subject to the Purchase Right and shall notify the Participant of such determination. The Company may elect to pay all or any portion of such Purchase Price in cash; provided that if the Company does not elect to pay the entire Purchase Price in cash, the Company shall, at a minimum, pay to the Participant at least ten percent (10%) of the Purchase Price in cash, and shall deliver to the Participant a promissory note with a principal amount equal to the remainder of the Purchase Price, which promissory note shall provide that: (A) the principal shall be paid in no more than five (5) equal annual installments commencing one (1) year from the delivery of such promissory note, (B) interest on the unpaid principal amount shall accrue at an annual rate equal to the prime interest rate interest charged by the principal bank with which the Company conducts business as determined on the date the promissory note is issued, and shall be payable together with and in addition to each principal payment, and (C) the Company shall have the right, without penalty, to prepay all or any portion of the principal and accrued interest owing thereunder at any time.

Upon the delivery of the payment and/or the promissory note described herein by the Company, the Participant shall take all actions necessary, and execute all related documents specified by the Company as being reasonably necessary to consummate the sale of the Shares to the Company, and, by accepting an award under this Plan, the Participant appoints the Company’s Secretary as his or her true and lawful attorney-in-fact to exercise and deliver all such instruments, documents and writings, and to take all such actions as shall be required to consummate the sale of the Shares to the Company as contemplated in this Section. Such power is a special Power of Attorney coupled with an interest, is irrevocable, and shall run with the shares to any subsequent owners thereof.

(d) Termination Upon Initial Public Offering. The Company’s right to exercise its repurchase rights under Section 18(c) shall terminate upon the closing of the Company’s first underwritten public offering of equity securities pursuant to an effective registration statement under the Act.

19. Drag-Along Rights.

(a) If the Board or a group of shareholders that, in the aggregate, owns a majority of the voting power of the Company, receives an offer in a transaction or series of transactions pursuant to which a third party proposes to acquire all of the equity securities of the Company (a “Drag-Along Transaction”), any shareholder or any group of shareholders of the Company that, in the aggregate, owns a majority of the voting power of the Company (collectively, the “Drag- Along Shareholder”) shall have the right, at its option, to require the other shareholders of the Company, including any Participant who acquires Shares under this Plan (each such shareholder, a “Dragged Shareholder,” and collectively with any other Dragged Shareholder, the “Dragged Shareholders”), and each Dragged Shareholder hereby agrees, whether such Drag- Along Transaction is structured as a transfer of equity securities, merger, consolidation, combination, reorganization, recapitalization, reclassification or otherwise, to transfer all of such Dragged Shareholder’s equity securities on substantially the same terms and conditions as are applicable to the Drag-Along Shareholder; provided that the price per share for each equity security to be sold in such Drag-Along Transaction shall be determined by first allocation a portion of the aggregate consideration to be paid by the buyer(s) in such Drag-Along Transaction to the holders of the Series A Preferred Stock in the amount of any accrued but unpaid dividends thereon and then allocation the remainder of such aggregate consideration to the equity securities to be sold in such Drag-Along Transaction ratably on an as-converted basis.

(b) Each Dragged Shareholder shall reasonably cooperate in, and shall take all actions requested by the Drag-Along Shareholder that are reasonably necessary or desirable to consummate, the Drag-Along Transaction, including: (i) to the extent applicable, voting its equity securities (or executing and delivering any written consents in lieu thereof) in favor of the Drag- Along Transaction and all actions deemed reasonably necessary by the Drag- Along Shareholder in connection with the Drag-Along Transaction; (ii) if applicable, taking all actions necessary to cause the Board to approve the Drag-Along Transaction; and (iii) entering into definitive agreements as are customary for the nature of the proposed Drag-Along Transaction and any ancillary agreements with respect thereto, and using commercially reasonable efforts (including indemnification obligations on a ratable basis) to cause the transactions contemplated by such definitive agreements and ancillary agreements to be consummated.

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(c) Without limitation of the foregoing, each shareholder waives any dissenters, appraisal or other similar rights it may have in connection with any sale of the Company under applicable law that is approved or instituted pursuant to this Section 19.

(d) The Drag-Along Shareholder shall provide written notice of such Drag-Along Transaction to each Dragged Shareholder (a “Drag-Along Transaction Notice”). The Drag-Along Transaction Notice shall identify the proposed transferee, the consideration for which a transfer is proposed to be made and all other material terms and conditions of the Drag-Along Transaction. Each Dragged Shareholder shall be required to participate in the Drag-Along Transaction on the terms and conditions set forth in the Drag-Along Transaction Notice.

(e) Notwithstanding anything to the contrary in this Section 19, there shall be no liability on the part of the Drag-Along Shareholder to the Company or the Dragged Shareholders if the Drag-Along Transaction is not consummated for whatever reason, regardless of whether the Drag-Along Shareholder has delivered a Drag-Along Transaction Notice. The decision to effect a Drag-Along Transaction is in the sole and absolute discretion of the Drag-Along Shareholder.

(f) The foregoing shall not affect the rights of the Company or the Administrator under Section 17 (or elsewhere) of this Plan.

20. Miscellaneous.

(a) Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

(b) Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company, or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

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Notwithstanding the foregoing, for purposes of an Award that constitutes “nonqualified deferred compensation” subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of such nonqualified deferred compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required to avoid the imposition of additional taxes under Code Section 409A, any payment of nonqualified deferred compensation made to the Participant on account of such separation from service shall not be made before a date that is six (6) months after the date of the separation from service.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated, or otherwise eliminated.

(d) Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f) Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Florida, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in the State of Florida.

(g) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one (1) year after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles. The title, label or characterization of an Award in an award agreement or in the Company’s public filings or other disclosures shall not be determinative as to which specific Award type is represented by the award agreement. Instead, the Administrator may determine which specific type(s) of Award(s) is (are) represented by any award agreement, at the time such Award is granted or at any time thereafter. Except to the extent otherwise provided in the applicable award agreement, in the case of any Award that includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Award holder’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment.

(i) Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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